1933 Act Registration No. 333-41481


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


[ ]      Pre-Effective                            [X] Post-Effective
         Amendment No.                                Amendment No. 1

                            EVERGREEN MUNICIPAL TRUST

               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                      -----------------------------------
                    (Address of Principal Executive Offices)

                          Rosemary D. Van Antwerp, Esq.
                     Keystone Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                   -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036


         It is proposed that this filing will become effective:

[ ] immediately  upon filing pursuant to paragraph (b)
[ ] on ________  pursuant to paragraph  (b)
[X] 60 days after filing  pursuant to paragraph  (a)(1)
[ ] on ________  pursuant  to  paragraph  (a)(1)
[ ] 75 days after  filing  pursuant to paragraph (a)(2)
[ ] on ________ pursuant to paragraph (a)(2) of Rule 485

         Pursuant to Rule 414 under the Securities Act of 1933, by this amendment to Registration Statement No. 333-41481 on Form N- 14 of Evergreen Investment Trust, a Massachusetts business trust, the Registrant hereby adopts the Registration Statement of such trust with respect to the Evergreen High Grade Tax Free Fund series thereof under the Securities Act of 1933.

                            EVERGREEN MUNICIPAL TRUST

                              CROSS REFERENCE SHEET

            Pursuant to Rule 481(a) under the Securities Act of 1933


                                              Location in Prospectus/Proxy
Item of Part A of Form N-14                                           Statement

1.       Beginning of Registration            Cross Reference Sheet; Cover
         Statement and Outside                Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside                Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and              Comparison of Fees and
         Risk Factors                         Expenses; Summary; Comparison
                                              of Investment Objectives and
                                              Policies; Risks

4.       Information About the                Summary; Reasons for the
         Transaction                          Reorganization; Comparative
                                              Information on Shareholders'
                                              Rights; Exhibit A (Agreement
                                              and Plan of Reorganization)

5.       Information about the                Cover Page; Summary; Risks;
         Registrant                           Comparison of Investment
                                              Objectives and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

6.       Information about the                Cover Page; Summary; Risks;
         Company Being Acquired               Comparison of Investment
                                              Objective and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

7.       Voting Information                   Cover Page; Summary; Voting
                                              Information Concerning the
                                              Meeting

8.       Interest of Certain                  Financial Statements and
         Persons and Experts                  Experts; Legal Matters

9.       Additional Information               Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                           Cover Page

11.      Table of Contents                    Omitted

12.      Additional Information               Statement of Additional
         About the Registrant                 Information of Evergreen High

                                              Grade Tax Free Fund dated
                                              September 3, 1997, as amended


13.      Additional Information               Statement of Additional
         about the Company Being              Information of Blanchard Funds
         Acquired                             - Blanchard Flexible Tax-Free

                                              Bond Fund dated
                                              November 30, 1997


14.      Financial Statements                 Financial Statements dated May
                                              31, 1997 of Evergreen High
                                              Grade Tax Free Fund; Financial
                                              Statements of Blanchard
                                              Flexible Tax-Free Bond Fund
                                              dated September 30, 1997; Pro
                                              Forma Financial Statements

Item of Part C of Form N-14
                                              Incorporated by Reference to
15.      Indemnification                      Part A Caption - "Comparative
                                              Information on Shareholders'
                                              Rights - Liability and
                                              Indemnification of Trustees"

16.      Exhibits
                                              Item 16.          Exhibits

17.      Undertakings                         Item 17.          Undertakings

                                 BLANCHARD FUNDS
                      BLANCHARD FLEXIBLE TAX-FREE BOND FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779


January  7, 1998


Dear Shareholder,


As a result of the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation effective November 28, 1997, I am writing to shareholders of the Blanchard Flexible Tax-Free Bond Fund, a series of Blanchard Funds (the "Fund"), to inform you of a Special Shareholders' meeting to be held on February 20, 1998. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.


The Prospectus/Proxy Statement includes three proposals. The first proposal requests that shareholders consider and act upon an Agreement and Plan of
Reorganization whereby all of the assets of the Fund would be acquired by Evergreen High Grade Tax Free Fund in exchange for Class A shares of Evergreen High Grade Tax Free Fund and the assumption by Evergreen High Grade Tax Free Fund of certain liabilities of the Fund. You will receive shares of Evergreen High Grade Tax Free Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen High Grade Tax Free Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. The transaction is a non-taxable event for shareholders.

The second proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and Virtus
Capital Management, Inc.

The third and final proposal requests shareholder consideration of an Interim Sub-Advisory Agreement between Virtus Capital
Management, Inc. and United States Trust Company of New York.

Information relating to the Interim Investment Advisory Agreement and the Interim Sub-Advisory Agreement is contained in the attached Prospectus/Proxy Statement.


The Board of Trustees has approved the proposals and recommends that you vote FOR these proposals.


I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage-paid envelope today.


If you have any questions about this proxy, please call our proxy solicitor, Shareholder Communications Corporation, at 800-733- 8481 ext. 437. You may also FAX your completed and signed proxy card to 800-733-1885.

If we do not receive your completed proxy card after several weeks, you may be contacted by Shareholder Communications Corporation who will remind you to vote your shares.


Thank you for taking this matter seriously and participating in this important process.

Sincerely,


 Edward C. Gonzales
 President
Blanchard Funds

                                 BLANCHARD FUNDS

                      BLANCHARD FLEXIBLE TAX-FREE BOND FUND

                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 1998


         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Blanchard Flexible Tax-Free Bond Fund, a series of Blanchard Funds ("Tax-Free"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, on February 20, 1998 at 2:00 p.m. for the following purposes:


         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of November 26, 1997, providing for the acquisition of all of the assets of Tax-Free by Evergreen High Grade Tax Free Fund, a series of Evergreen Municipal Trust ("Evergreen Tax Free"), in exchange for shares of
Evergreen Tax Free and the assumption by Evergreen Tax Free of certain identified liabilities of Tax-Free. The Plan also provides for distribution of such shares of Evergreen Tax Free to shareholders of Tax-Free in liquidation and subsequent termination of Tax-Free. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Tax-Free .


         2. To consider and act upon the Interim Management Contract between Tax-Free and Virtus Capital Management, Inc.

         3. To consider and act upon the Interim Sub-Advisory Agreement between Virtus Capital Management, Inc. and United
States Trust Company of New York.

         4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         The Trustees of Blanchard Funds on behalf of Tax-Free have fixed the close of business on December 26, 1997 as the record date for the determination of shareholders of Tax-Free entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR

SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                        By Order of the Board of Trustees

                                                              John W. McGonigle
                                                              Secretary


January  7, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                        VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                      ABC Corp.
(2)  ABC Corp.                                      John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                             John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan                  John Doe, Trustee
TRUST ACCOUNTS

(1)  ABC Trust                                      Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                           Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                           John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith,    Sr.                          John B. Smith, Jr., Executor

                PROSPECTUS/PROXY STATEMENT DATED JANUARY 7, 1998


                            Acquisition of Assets of

                      BLANCHARD FLEXIBLE TAX-FREE BOND FUND
                                   a series of
                                 Blanchard Funds
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779

                        By and in Exchange for Shares of

                       EVERGREEN HIGH GRADE TAX FREE FUND
                                   a series of
                            Evergreen Municipal Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

         This Prospectus/Proxy Statement is being furnished to shareholders of Blanchard Flexible Tax-Free Bond Fund ("Tax- Free") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Tax-Free for consideration at a Special Meeting of Shareholders to be held on February 20, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Tax-Free to be acquired by Evergreen High Grade Tax Free Fund ("Evergreen Tax Free") in exchange for shares of Evergreen Tax Free and the assumption by Evergreen Tax Free of certain identified liabilities of Tax-Free (hereinafter referred to as the "Reorganization"). Evergreen Tax Free and Tax-Free are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Evergreen Tax Free will be distributed to shareholders of Tax-Free in liquidation of Tax- Free and such Fund will be terminated. Holders of shares of Tax- Free will receive Class A shares of Evergreen Tax Free having the same Rule 12b-1 distribution-related fees as the shares of Tax- Free held by such holders prior to the Reorganization. No initial sales charge will be imposed in connection with Class A shares of Evergreen Tax Free received by holders of shares of Tax-Free. As a result of the proposed Reorganization, shareholders of Tax-Free will receive that number of full and fractional Class A shares of Evergreen Tax Free having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Tax-Free. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen Tax Free is a separate series of Evergreen Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Evergreen Tax Free seeks a high level of federally tax free income that is consistent with preservation of capital. Such investment objective is substantially identical to that of Tax-Free.


         Shareholders of Tax-Free are also being asked to approve the Interim Management Contract with Virtus Capital Management, Inc., a subsidiary of First Union Corporation ("Virtus") (the "Interim Advisory Agreement"), with the same terms and fees as the previous advisory agreement between Tax-Free and Virtus and the Interim Sub-Advisory Agreement between Virtus and United States Trust Company of New York ("U.S. Trust") with the same terms and fees as the previous sub-advisory agreement between Virtus and U.S. Trust. The Interim Advisory Agreement and Interim Sub- Advisory Agreement will be in effect for the period of time between November 28, 1997, the date on which the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about February 27, 1998).

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Tax Free that shareholders of Tax-Free should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 7, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen Tax Free dated May 31, 1997 and Tax-Free dated September 30, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Tax Free at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800-343- 2898.

         The Prospectus of Evergreen Tax Free relating to Class A and Class B shares dated September 3, 1997, as amended, and its Annual Report for the year ended May 31, 1997 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen Tax Free only, and not to any other fund described therein. Shareholders of Tax-Free will receive, with this Prospectus/Proxy Statement, a copy of the Prospectus of Evergreen Tax Free. Additional information about Evergreen Tax Free is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Tax Free at the address or telephone number listed in the preceding paragraph.


         The Prospectus of Tax-Free dated November 30, 1997, insofar as it relates to Tax-Free only, and not to any other funds described therein, is incorporated herein in its entirety by reference. Copies of the Prospectus and related Statement of Additional Information dated the same date are available upon request without charge by writing to Tax-Free at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.


         Included as Exhibits A, B and C to this Prospectus/Proxy Statement are a copy of the Plan, the Interim Advisory Agreement and the Interim Sub-Advisory Agreement, respectively.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS

                                                                      Page

COMPARISON OF FEES AND EXPENSES........................................6

SUMMARY  ..............................................................8
         Proposed Plan of Reorganization...............................9
         Tax Consequences.............................................10
         Investment Objectives and Policies of the Funds..............11

Comparative Performance Information for each Fund.....................11
         Management of the Funds......................................12
         Investment Advisers and Sub-Adviser..........................12
         Administrators...............................................13
         Portfolio Management.........................................14
         Distribution of Shares.......................................14
         Purchase and Redemption......................................15
         Exchange Privileges..........................................16
         Dividend Policy..............................................16
         Risks    ....................................................17


REASONS FOR THE REORGANIZATION..................................... 18
         Agreement and Plan of Reorganization.........................20
         Federal Income Tax Consequences..............................22
         Pro-forma Capitalization.....................................24
         Shareholder Information......................................25


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES......................25


COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.......................27
         Forms of Organization........................................27
         Capitalization............................................ 28
         Shareholder Liability........................................28
         Shareholder Meetings and Voting Rights.......................29
         Liquidation or Dissolution................................ 30
         Liability and Indemnification of Trustees....................30


INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT..................31
         Introduction.................................................31

         Comparison of the Interim Advisory Agreement and the
                  Previous Advisory Agreement.........................32
         Information about Tax-Free's Investment Adviser..............34


INFORMATION REGARDING THE INTERIM SUB-ADVISORY AGREEMENT..............34
         Introduction.................................................34
         Comparison of the Interim Sub-Advisory Agreement and
the Previous Sub-Advisory Agreement...................................35


ADDITIONAL INFORMATION............................................. 37

VOTING INFORMATION CONCERNING THE MEETING.............................37

FINANCIAL STATEMENTS AND EXPERTS......................................40


OTHER BUSINESS..................................................... 41


EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

                         COMPARISON OF FEES AND EXPENSES

         The amounts for Class A shares of Evergreen Tax Free set forth in the following tables and in the examples are based on the expenses of Evergreen Tax Free for the fiscal year ended May 31, 1997. The amounts for shares of Tax-Free set forth in the following tables and in the examples are based on the expenses for Tax-Free for the fiscal year ended September 30, 1997. The pro forma amounts for Class A shares of Evergreen Tax Free are based on what the combined expenses would have been for Evergreen Tax Free for the fiscal year ending May 31, 1997. All amounts are adjusted for voluntary expense waivers.

         The following tables show for Evergreen Tax Free, Tax-Free and Evergreen Tax Free pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A shares of Evergreen Tax Free and shares of Tax-Free, as applicable.

                          Comparison of Class A Shares
                           of Evergreen Tax Free With
                               Shares of Tax-Free




                                                                                           Evergreen
                                                Evergreen                                  Tax Free
                                                Tax Free               Tax-Free            Pro Forma
                                                ---------              --------            --------

Shareholder
Transaction                                     Class A                Shares              Class A
Expenses                                        -------                ------              -------


Maximum Sales Load                              4.75%                  None                4.75%
Imposed on Purchases
(as a percentage of
offering price)(1)


Maximum Sales Load                              None                   None                None
Imposed on
Reinvested Dividends
(as a percentage of
offering price)






Contingent Deferred                             None                   None                None
Sales Charge (as a
percentage of
original purchase
price or redemption
proceeds, whichever
is lower)

Exchange Fee                                    None                   None                None

Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)


Management Fee                                  0.42%                  0.00%               0.50%
   (After Waiver)
(2)

12b-1 Fees (After Waiver)(3)                    0.25%                  0.00%               0.25%


Other Expenses (After Waiver)(4)                0.36%                  1.00%               0.28%
                                                ------                 ------              -----


Annual Fund                                     1.03%                  1.00%               1.03%
Operating Expenses                                 (6)                 ------              ------
   (5)                                          ------                 ------              ------

                                                ------


---------------

(1) The 4.75% sales load, as described in the "Examples" paragraph below, has been waived for Tax-Free's shareholders.

(2) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time in its sole discretion. The maximum management fee is 0.50% in the case of Evergreen Tax Free and is 0.75% in the case of Tax-Free.

(3) Class A shares of Evergreen Tax Free can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets. Tax Free has adopted a 12b-1 plan which allows the Fund to pay 0.25% as a 12b-1 fee. The 12b-1 fee is being waived by Tax Free.

(4) Reflects a waiver of 0.05% in administration fees for Tax Free. Absent such waiver, Other Expenses would have been 1.05%.

(5) Annual Fund Operating Expenses for Evergreen Tax Free and Tax-Free would have been 1.11% and 2.05%, respectively, absent the voluntary waivers.

(6) Includes indirectly paid expenses.

         Examples. The following tables show for Evergreen Tax Free and Tax-Free, and for Evergreen Tax Free pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. In the case of Evergreen Tax Free pro forma, the example does not reflect the imposition of the 4.75% maximum sales load on purchases since Tax-Free shareholders who receive Class A shares of Evergreen Tax Free in the Reorganization or who purchase additional Class A shares of Evergreen Tax Free subsequent to the Reorganization will not incur any sales load.





                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

Evergreen Tax Free                    $58                  $79                   $102                $167
Class A

Tax-Free                              $10                  $32                   $55                 $122


Evergreen Tax Free                    $11                  $33                   $57                 $126
 Pro Forma

Class A



         The purpose of the foregoing examples is to assist Tax-Free shareholders in understanding the various costs and expenses that an investor in Evergreen Tax Free as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Tax-Free. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY


         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and, to the extent not inconsistent with such additional information, the Prospectus of Evergreen Tax Free dated September 3, 1997, as amended, and the Prospectus of Tax-Free dated November 30, 1997 (which are incorporated herein by reference), the Plan, the Interim Advisory Agreement and the Interim Sub-Advisory Agreement, forms of which are attached to this Prospectus/Proxy Statement as Exhibits A, B and C, respectively.

Proposed Plan of Reorganization


         The Plan provides for the transfer of all of the assets of Tax-Free in exchange for shares of Evergreen Tax Free and the assumption by Evergreen Tax Free of certain identified liabilities of Tax-Free. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen Tax Free to Tax-Free shareholders in liquidation of Tax-Free as part of the Reorganization. As a result of the Reorganization, the shareholders of Tax-Free will become the owners of that number of full and fractional Class A shares of Evergreen Tax Free having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Tax-Free as of the close of business immediately prior to the date that Tax- Free's assets are exchanged for shares of Evergreen Tax Free. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."


         The Trustees of Blanchard Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Tax-Free, and that the interests of the shareholders of Tax-Free will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of Tax-Free's shareholders.

                    THE BOARD OF TRUSTEES OF BLANCHARD FUNDS
                 RECOMMENDS APPROVAL BY SHAREHOLDERS OF TAX-FREE
                    OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Municipal Trust have also approved the Plan, and accordingly, Evergreen Tax Free's participation in the Reorganization.

         Approval of the Reorganization on the part of Tax-Free will require the affirmative vote of a majority of Tax-Free's shares voted and entitled to vote, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger (the "Merger") of Signet Banking Corporation ("Signet") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between Virtus and Tax-Free and the sub-advisory agreement between Virtus and U.S. Trust. Prior to consummation of the Merger, Tax-Free received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and Virtus and a new sub-advisory agreement between Virtus and U.S. Trust for a period of not more than 120 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement and Interim Sub-Advisory Agreement are approved by the Fund's shareholders (but in no event later than April 30, 1998). The Interim Advisory Agreement and the Interim Sub-Advisory Agreement have the same terms and fees as the previous investment advisory agreement between Tax- Free and Virtus and the previous sub-advisory agreement between Virtus and U.S. Trust, respectively. The Reorganization is scheduled to take place on or about February 27, 1998.

         Approval of the Interim Advisory Agreement and Interim Sub- Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of Tax-Free present in person or by proxy at the Meeting, if holders of more than 50% of the shares of Tax- Free outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of Tax-Free, whichever is less. See "Voting Information Concerning the Meeting."

         If  the   shareholders   of   Tax-Free  do  not  vote  to  approve  the
Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences


         Prior to or at the completion of the Reorganization, Tax- Free will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Tax Free in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Tax Free that are received by Tax-Free's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Tax-Free in the hands of Evergreen Tax Free as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Tax Free upon the receipt of the assets of the Fund in exchange for shares of Evergreen Tax Free and the assumption by Evergreen Tax Free of certain identified liabilities.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Evergreen Tax Free and Tax-Free are substantially identical.


         The investment objective of Evergreen Tax Free is to seek a high level of federally tax free income that is consistent with preservation of capital. At least 65% of the value of the total assets of the Fund will be invested in high grade bonds. High grade bonds mean: bonds insured by a municipal bond insurance company which is rated AAA by Standard & Poor's Ratings Group ("S&P") and/or Aaa by Moody's Investors Service ("Moody's"); bonds rated A or better by S&P or Moody's; or, if unrated, of comparable quality as determined by the Fund's investment adviser. The insurance guarantees the timely payment of principal and interest, but not the value of the municipal bonds or the shares of the Fund.

         The investment objective of Tax-Free is to provide a high level of current interest income exempt from federal income tax consistent with the preservation of principal. The Fund invests primarily in bonds of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from federal income tax. The Fund has no restrictions on the maturities of bonds that it may purchase. Rather, it retains the flexibility to lengthen or shorten the overall maturity of its portfolio based on the Sub-Adviser's outlook on interest rate movements, as it attempts to reduce any price volatility. The Fund invests primarily in high quality, investment-grade bonds. See "Comparison of Investment Objectives and Policies" below.


 Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectus and Statement of Additional Information of the Funds. The total return of Evergreen Tax Free and Tax-Free for the one and five year periods ended September 30, 1997, and for both Funds for the periods from inception through September 30, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses

(including sales charges) that were charged to shareholders' accounts.

                         Average Annual Total Return (1)


                        1 Year
                        Ended                   5 Years                 From
                        September               Ended                   Inception To
                        30,                     September               September                Inception
                        1997                    30, 1997                30, 1997                 Date
                        -------                 -------                 ---------                ---------

Evergreen               2.86%                   5.81%                   6.42%                    2/21/92
Tax Free
Class A
shares

Tax-Free                9.59%                   N/A                     7.63%                    8/12/93

--------------
(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the periods would have been lower.

         Important information about Evergreen Tax Free is also contained in management's discussion of Evergreen Tax Free's performance, attached hereto as Exhibit D. This information also appears in Evergreen Tax Free's most recent Annual Report.

Management of the Funds

         The overall management of Evergreen Tax Free and of Tax-Free is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Municipal Trust and Blanchard Funds, respectively.

Investment Advisers and Sub-Adviser


         The Capital Management Group ("CMG") of First Union National Bank ("FUNB") serves as investment adviser to Evergreen Tax Free. FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. CMG, Evergreen Asset Management Corp. ("Evergreen Asset") and Keystone Investment Management Company manage the Evergreen family of mutual funds with assets of approximately $40 billion as of November 30, 1997. For further information regarding CMG, FUNB and First Union, see "Management of the Funds - Investment Advisers" in the Prospectus of Evergreen Tax Free.

         CMG manages investments and supervises the daily business affairs of Evergreen Tax Free. CMG is entitled to receive an annual fee for its services equal to 0.50% of the Fund's average daily net assets.


         Virtus serves as the investment adviser for Tax-Free. As investment adviser, Virtus is responsible for providing or procuring for the Fund all management and administrative services. In carrying out its obligations, Virtus provides or arranges for investment research and supervision of the Fund's investments; selects and evaluates the performance of the Fund's sub-adviser, U.S. Trust; and conducts or arranges for a continuous program of appropriate sale or other disposition of the Fund's assets, subject at all times to the direction of the Board of Trustees. Virtus compensates U.S. Trust from the advisory fee received from Tax-Free. See "Information Regarding the Interim Sub-Advisory Agreement." For its services as investment adviser, Virtus receives a fee at an annual rate of 0.75% of the Fund's average daily net assets.


         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrators


         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen Tax Free. As administrator, EIS provides facilities, equipment and personnel to Evergreen Tax Free and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds advised by CMG and its affiliates, calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.

         Federated Administrative Services ("FAS") provides Tax-Free with certain administrative personnel and services including certain legal and accounting services. FAS is entitled to receive a fee for such services at the following annual rates: 0.15% on the first $250 million of average daily net assets of combined assets of the funds in the Blanchard/Virtus mutual fund family, 0.125% on the next $250 million of such assets, 0.10% on the next $250 million of such assets, and 0.075% on assets in excess of $750 million.


Portfolio Management

         The portfolio manager of Evergreen Tax Free is James T. Colby, III. Mr. Colby is a Vice President of CMG and has been associated with Evergreen Asset and its predecessor since 1992. He has served as portfolio manager of the Fund and was portfolio manager of Evergreen National Tax Free Fund, the assets of which were acquired by the Fund on July 7, 1995, since that fund's inception in 1992.

Distribution of Shares


         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen Tax Free's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Tax Free offers three classes of shares: Class A, Class B and Class Y. Each class has separate distribution arrangements. (See "Distribution -Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.


         In the proposed Reorganization, shareholders of Tax-Free will receive Class A shares of Evergreen Tax Free. Class A shares of Evergreen Tax Free have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares of Tax-Free. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Tax Free shares acquired by shareholders of Tax-Free pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization.

         The following is a summary description of charges and fees for the Class A shares of Evergreen Tax Free which will be received by Tax-Free shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's respective Prospectus and each Fund's respective Statement of Additional Information.

         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the Prospectus for Evergreen Tax Free. Holders of shares of Tax-Free who receive Class A shares of Evergreen Tax Free in the Reorganization will be able to purchase additional Class A shares of Evergreen Tax Free and of any other Evergreen fund at net asset value. No initial sales charge will be imposed.

         Additional information regarding the classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

         Distribution-Related Expenses. Evergreen Tax Free has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Tax-Free has adopted a Rule 12b-1 plan with respect to its shares under which such shares may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Evergreen Tax Free is $1,000 and the minimum investment for Tax-Free is $3,000 ($2,000 for qualified pension plans). Tax- Free has a minimum investment requirement of $200 for subsequent investments. There is no minimum for subsequent purchases of shares of Evergreen Tax Free. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Tax-Free currently permits shareholders to exchange such shares for shares of another fund in the Blanchard Group of Funds or for Investment shares of other funds managed by Virtus. In addition, such shares may be exchanged for shares of Federated Emerging Markets Fund. Holders of shares of a class of Evergreen Tax Free generally may exchange their shares for shares of the same class of any other Evergreen fund. Tax-Free shareholders will be receiving Class A shares of Evergreen Tax Free in the Reorganization and, accordingly, with respect to shares of Evergreen Tax Free received by Tax-Free shareholders in the Reorganization, the exchange privilege is limited to the Class A shares of other Evergreen funds. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectus and Statement of Additional Information.


Dividend Policy

         Each Fund declares dividends from its net investment income daily and distributes such dividends monthly. Distributions of any net realized gains of a Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectus of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of Tax-Free who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Tax Free reinvested in shares of Evergreen Tax Free. Shareholders of Tax-Free who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Tax Free in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Tax Free.

         Each of Evergreen Tax Free and Tax-Free has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         Since the investment objectives and policies of each Fund are substantially identical, the risks involved in investing in each Fund's shares are similar. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies." There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives.

         Neither Fund may invest more than 5% of its assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. As a diversified portfolio under the 1940 Act, these restrictions apply to 75% of the assets of Evergreen Tax Free. However, because Tax-Free is a non-diversified portfolio for purposes of the 1940 Act, these 5% restrictions apply to 50% of the assets of Tax-Free. The remaining 50% of the assets of Tax-Free may be invested up to 25% in the securities of a single issuer. Nondiversification may increase investment risks.

         The ability of the Funds to meet their investment objectives is subject to the ability of municipal issuers to meet their payment obligations. In addition, the portfolios of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the fixed income securities held by the Funds.

                         REASONS FOR THE REORGANIZATION

         On July 18, 1997, First Union entered into an Agreement and Plan of Merger with Signet, which provided, among other things, for the Merger of Signet with and into a wholly-owned subsidiary of First Union. The Merger was consummated on November 28, 1997. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for Tax-Free by various units of Signet and various unaffiliated parties. It is also expected that Signet will no longer, upon completion of the Reorganization and similar reorganizations of other funds in the Signet mutual fund family, provide investment advisory or administrative services to investment companies.


         At a meeting held on September 16, 1997, the Board of Trustees of Blanchard Funds considered and approved the Reorganization as in the best interests of shareholders of Tax- Free and determined that the interests of existing shareholders of Tax-Free will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Trustees approved the Interim Advisory Agreement and Interim Sub-Advisory Agreement with respect to Tax-Free.


         As noted above, Signet has merged with and into a wholly-owned subsidiary of First Union. Signet is the parent company of Virtus, investment adviser to the mutual funds which comprise Blanchard Funds. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of Blanchard Funds and Virtus and the sub-advisory agreement between Virtus and U.S. Trust with respect to the Fund. Blanchard Funds have received an order from the SEC which permits Virtus and U.S. Trust to continue to act as Tax-Free's investment adviser and sub-adviser, respectively, without shareholder approval, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement and sub-advisory agreement. Accordingly, the Trustees considered the recommendations of Signet in approving the proposed Reorganization.

         In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Evergreen Tax Free and Tax-Free. Specifically, Evergreen Tax Free and Tax-Free have substantially identical investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Tax-Free with an Evergreen fund with a greater level of assets. As of September 30, 1997, Evergreen Tax Free's net assets were approximately $103 million and Tax-Free's net assets were approximately $24 million.

         In addition, assuming that an alternative to the Reorganization would be to propose that Tax-Free continue its existence and be separately managed by CMG or one of its affiliates, Tax-Free would be offered through common distribution channels with the substantially similar Evergreen Tax Free. Tax-Free would also have to bear the cost of maintaining its separate existence. Signet and FUNB believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two substantially identical funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Signet and FUNB believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of Blanchard Funds met and considered the recommendation of Signet and FUNB and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests; (iii) expense ratios, fees and expenses of Evergreen Tax Free and Tax-Free; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of CMG; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by Tax-Free in connection with the Reorganization; (x) the fact that Evergreen Tax Free will assume certain identified liabilities of Tax-Free; and (xi) the expected federal income tax consequences of the Reorganization.


         The Trustees also considered the benefits to be derived by shareholders of Tax-Free from the sale of its assets to Evergreen Tax Free. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of Tax-Free.


         In addition, the Trustees considered that there are alternatives available to shareholders of Tax-Free, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

         During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Municipal Trust also concluded at a meeting on September 17, 1997 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Tax Free and that the interests of the shareholders of Evergreen Tax Free would not be diluted as a result of the transactions contemplated by the Reorganization.

                    THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                    THAT THE SHAREHOLDERS OF TAX-FREE APPROVE
                          THE PROPOSED REORGANIZATION.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Evergreen Tax Free will acquire all of the assets of Tax-Free in exchange for shares of Evergreen Tax Free and the assumption by Evergreen Tax Free of certain identified liabilities of Tax-Free on or about February 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Tax-Free will endeavor to discharge all of its known liabilities and obligations. Evergreen Tax Free will not assume any liabilities or obligations of Tax-Free other than those reflected in an unaudited statement of assets and liabilities of Tax-Free prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen Tax Free to be received by the shareholders of Tax-Free will be determined by multiplying the respective outstanding class of shares of Tax-Free by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Tax-Free by the net asset value per share of the respective class of shares of Evergreen Tax Free. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen Tax Free, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Evergreen Tax Free, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Tax-Free will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Tax-Free will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Tax Free received by Tax- Free. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Evergreen Tax Free's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Tax Free due to the Fund's shareholders. All issued and outstanding shares of Tax-Free, including those represented by certificates, will be canceled. The shares of Evergreen Tax Free to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Tax-Free will be terminated. In connection with such termination, Blanchard Funds will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Tax- Free's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Tax-Free's shareholders, the Plan may be terminated (a) by the mutual agreement of Tax-Free and Evergreen Tax Free; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of Tax-Free in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Tax-Free or its shareholders. There are not any liabilities or any expected reimbursements in connection with the 12b-1 Plan of Tax-Free. As a result, no 12b-1 liabilities will be assumed by Evergreen Tax Free following the Reorganization.

         If the Reorganization is not approved by shareholders of Tax-Free, the Board of Trustees of Blanchard Funds will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Tax-Free will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:


         (1) The transfer of all of the assets of Tax-Free solely in exchange for shares of Evergreen Tax Free and the assumption by Evergreen Tax Free of certain identified liabilities, followed by the distribution of Evergreen Tax Free's shares by Tax-Free in dissolution and liquidation of Tax-Free, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Tax Free and Tax-Free will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Tax-Free on the transfer of all of its assets to Evergreen Tax Free solely in exchange for Evergreen Tax Free's shares and the assumption by Evergreen Tax Free of certain identified liabilities of Tax-Free or upon the distribution of Evergreen Tax Free's shares to Tax- Free's shareholders in exchange for their shares of Tax-Free;

         (3) The tax basis of the assets transferred will be the same to Evergreen Tax Free as the tax basis of such assets to Tax-Free immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Tax Free will include the period during which the assets were held by Tax-Free;

         (4) No gain or loss will be recognized by Evergreen Tax Free upon the receipt of the assets from Tax-Free solely in exchange for the shares of Evergreen Tax Free and the assumption by Evergreen Tax Free of certain identified liabilities of Tax- Free;

         (5) No gain or loss will be recognized by Tax-Free's shareholders upon the issuance of the shares of Evergreen Tax Free to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Tax-Free; and

         (6) The aggregate tax basis of the shares of Evergreen Tax Free, including any fractional shares, received by each of the shareholders of Tax-Free pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Tax-Free held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Tax Free, including fractional shares, received by each such shareholder will include the period during which the shares of Tax-Free exchanged therefor were held by such shareholder (provided that the shares of Tax-Free were held as a capital asset on the date of the Reorganization).


         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Tax- Free would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Tax Free shares he or she received. Shareholders of Tax-Free should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Tax Free. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Tax-Free should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.


Pro-forma Capitalization


         The following table sets forth the capitalizations of Evergreen Tax Free and Tax-Free as of September 30, 1997 and the capitalization of Evergreen Tax Free on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.49687 Class A shares of Evergreen Tax Free issued for each share of Tax-Free.


                           Capitalization of Tax-Free,
                        Evergreen Tax Free and Evergreen
                              Tax Free (Pro Forma)


                                                                                             Evergreen Tax
                                                                                             Free (After
                                                                  Evergreen                  Reorgani-
                                       Tax-Free                   Tax Free                   zation)
                                       ---------                  --------                   ------------

Net Assets
   Shares                              $24,076,686                N/A                        N/A
   Class A........................     N/A                        $45,817,820                $69,894,506
   Class B........................     N/A                        $32,427,388                $32,427,388
   Class Y . . . .                     N/A                        $24,636,669                $24,636,699

                                       -----------                -----------                -----------


                                                                                             Evergreen Tax
                                                                                             Free (After
                                                                  Evergreen                  Reorgani-
                                       Tax-Free                   Tax Free                   zation)
                                       ---------                  --------                   ------------
   Total Net
     Assets.......................     $24,076,686                $102,881,877               $126,958,563
Net Asset Value Per
Share
   Shares                              $5.56                      N/A                        N/A
   Class A........................     N/A                        $11.19                     $11.19
   Class B........................     N/A                        $11.19                     $11.19
   Class Y . . . .                     N/A                        $11.19                     $11,19
Shares Outstanding

   Shares                                4,328,344                N/A                        N/A
   Class A........................     N/A                                                   6,245,517
                                                                  4,094,883
   Class B........................     N/A                                                   2,898,047
                                                                  2,898,047
   Class Y . . . .                     N/A                        2,201,748                  2,201,748
                                                                  ----------                 -----------
                                       --
                                       -------
   All Classes....................                                9,194,678                  11,345,312

                                       4,328,344


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information


         As of December 26, 1997 (the "Record Date"), there were 4,282,268 shares of beneficial interest of Tax-Free outstanding.

         As of November 30, 1997, the officers and Trustees of Blanchard Funds beneficially owned as a group less than 1% of the outstanding shares of Tax-Free. To Tax-Free's knowledge, the following persons owned beneficially or of record more than 5% of Tax-Free's total outstanding shares as of November 30, 1997:


                                                                                        Percentage of
                                                       Percentage of                    Shares of
                                      No. of           Shares Before                    Class After

Name and Address                      Shares           Reorganization                   Reorganization

Stephens, Inc.                        565,505          13.15%                           4.51%
111 Center Street                                                                       Class A

Little Rock, AR
72201-3507

William J. Harnett                    345,335          8.03%                            2.75%
Waldorf, MD                                                                             Class A



                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of the Funds. The investment objective, policies and restrictions of Evergreen Tax Free can be found in the Prospectus of Evergreen Tax Free under the caption "Investment Objectives and Policies." Evergreen Tax Free's Prospectus also offers additional funds advised by affiliates of FUNB. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objective, policies and restrictions of Tax-Free can be found in the Prospectus of the Fund under the caption "The Funds' Investment Objectives and Policies." Unlike the investment objective of Tax-Free, which is fundamental, the investment objective of Evergreen Tax Free is non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         The investment objective of Evergreen Tax Free is to seek a high level of federally tax free income that is consistent with preservation of capital. At least 65% of the value of Evergreen Tax Free's assets will be invested in high grade bonds. High grade bonds means: bonds insured by a municipal bond insurance company which is rated AAA by S&P and/or Aaa by Moody's; bonds rated A or better by S&P or Moody's; or, if unrated, of comparable quality as determined by the Fund's investment adviser. The insurance guarantees the timely payment of principal and interest but not the value of the municipal bonds or the shares of the Fund.

          Evergreen Tax Free may invest in municipal notes rated SP-1 or SP-2 by S&P or MIG-1 or MIG-2 by Moody's or rated VMIG-1 or VMIG-2 by Moody's in the case of variable rate demand notes or having comparable ratings from another statistical rating organization ("SRO") and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or having comparable ratings from another SRO. In addition, the Fund may invest up to 35% of its assets in general obligation municipal bonds which are rated BBB by S&P, Baa by Moody's or bear a similar rating from another SRO. These medium grade bonds are more susceptible to adverse economic conditions or changing circumstances than higher grade bonds. However, like the higher rated bonds, these securities are considered to be investment grade.

         The investment objective of Tax-Free is to provide a high level of current interest income exempt from federal income tax consistent with the preservation of principal. The Fund invests at least 65% of its assets in municipal obligations which are determined by the Fund's sub-adviser to present minimal credit risks. Tax-Free invests in substantially identical types of municipal obligations in which Evergreen Tax Free invests. However, Tax-Free invests only in (1) municipal bonds that are rated "A" or better by Moody's or by S&P, or in lower rated municipal bonds that are deemed by the sub-adviser to be comparable to A-rated issues; (2) municipal notes rated MIG-2 or VMIG-2 by Moody's or SP-2 or better by S&P; and (3) municipal commercial paper rated Prime-2 or better by Moody's or A-2 or better by S&P.

         Under normal conditions, each Fund will maintain at least 80% of its assets in obligations exempt from federal income tax including the alternative minimum tax.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectus and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen Municipal Trust and Blanchard Funds are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Municipal Trust is organized as a Delaware business trust and Blanchard Funds is organized as a Massachusetts business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts and federal law.

Evergreen Tax Free is a series of Evergreen Municipal Trust and Tax-Free is a series of Blanchard Funds.


         As set forth in the Supplement to Evergreen Tax Free's Prospectus, effective December 22, 1997, Evergreen High Grade Tax Free Fund, a series of Evergreen Investment Trust, a Massachusetts business trust, was reorganized (the "Delaware Reorganization") into a corresponding series (Evergreen Tax Free) of Evergreen Municipal Trust. In connection with the Delaware Reorganization, the Fund's investment objective was reclassified from "fundamental" to "non-fundamental" and therefore may be changed without shareholder approval; the Fund adopted certain standardized investment restrictions; and eliminated or reclassified from fundamental to non-fundamental certain of the Fund's other fundamental investment restrictions.


Capitalization

         The beneficial interests in Evergreen Tax Free are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Tax-Free are represented by an unlimited number of transferable shares of beneficial interest without par value. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.

Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Tax-Free was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations.


         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Municipal Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Municipal Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Municipal Trust is remote.


Shareholder Meetings and Voting Rights

         Neither Evergreen Municipal Trust on behalf of Evergreen Tax Free nor Blanchard Funds on behalf of Tax-Free is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Municipal Trust or Blanchard Funds. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Each Trust does not permit cumulative voting. Except when a larger quorum is required by applicable law, a majority of the outstanding shares entitled to vote of each Fund constitutes a quorum for consideration of such matter. For Evergreen Tax Free and Tax-Free, a majority of the votes cast and entitled to vote, is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Municipal Trust, each share of Evergreen Tax Free is entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing Tax-Free, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of Blanchard Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund which is a series of Blanchard Funds and which has a lower net asset value will purchase more shares and, under the current voting provisions of Blanchard Funds, have more votes, than the same investment in a series with a higher net asset value. Under the Declaration of Trust of Evergreen Municipal Trust, voting power is related to the dollar value of a shareholder's investment rather than to the number of shares held.

Liquidation or Dissolution

         In the event of the liquidation of Evergreen Tax Free and Tax-Free, the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of Blanchard Funds provides that no Trustee shall be liable for errors of judgment or mistakes of fact or law. No Trustee shall be subject to liability unless such Trustee is found to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Declaration of Trust of Blanchard Funds provides that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust, provided that no indemnification shall be provided to a Trustee or officer against any liability to the Trust or any series thereof or the shareholders of any series by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen Municipal Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Massachusetts law directly for more complete information.

              INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Tax-Free approve the Interim Advisory Agreement. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim
Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to Tax-Free, as well as the services to be provided by Virtus pursuant thereto is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.


         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management, is an indirect wholly-owned subsidiary of First Union. Virtus' address is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to an Investment Advisory Contract dated July 12, 1995. As used herein, the Investment Advisory Agreement, as amended, for Tax-Free is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Trustees of Blanchard Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for Tax-Free.

         The Trustees have authorized Blanchard Funds, on behalf of Tax-Free, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997. If the Interim Advisory Agreement for Tax-Free is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Tax-Free's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on May 11, 1997.

Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those currently provided by Virtus under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, Virtus is responsible for managing the Fund and overseeing the investment of its assets, subject at all times to the supervision of the Board of Trustees. Virtus selects, monitors and evaluates the Fund's sub- adviser. Virtus periodically reviews the sub-adviser's performance record and will make a change, if necessary, subject to approval of the Board of Trustees and shareholders.


         FAS currently acts as administrator of Tax-Free. FAS will continue during the term of the Interim Advisory Agreement as Tax-Free's administrator for the same compensation as currently received . An affiliate of FAS currently performs transfer agency services for Tax-Free's shareholders . Commencing February 9, 1998 Evergreen Service Company will provide such transfer agency services for the same fees charged by Tax Free's current transfer agent. See "Summary - Administrators."


     Fees and Expenses. The investment advisory fees and expense limitations for Tax-Free under the Previous Advisory Agreement and the Interim Advisory Agreement are identical. See "Summary - Investment Advisers and Sub-Adviser."

         Expense Reimbursement. Virtus may, if it deems appropriate, assume expenses of the Fund or a class to the extent that the Fund's or classes' expenses exceed such lower expense limitation as Virtus may, by notice to the Fund, voluntarily declare to be effective.

         The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Previous Advisory Agreement, Blanchard Funds was required to pay or cause to be paid on behalf of the Fund, all of the Fund's expenses and the Fund's allocable share of Blanchard Funds' expenses.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Virtus, Virtus was not liable to Blanchard Funds or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Interim Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Tax-Free (as defined in the 1940 Act) or by a vote of the Trustees of Blanchard Funds on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to Blanchard Funds. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information about Tax-Free's Investment Adviser


         Virtus, a registered investment adviser, manages, in addition to the Fund, other funds of The Virtus Funds, the Blanchard Group of Funds and three fixed income trust funds. The name and address of each executive officer and director of Virtus is set forth in Appendix A to this Prospectus/Proxy Statement.

         For the fiscal year ended September 30, 1997 and the period from May 1, 1996 to September 30, 1996, Virtus received from Tax- Free management fees of $169,751 and $71,788, respectively, of which $142,067 and $71,788, respectively, were voluntarily waived. For the fiscal year ended April 30, 1996, the Fund's investment management fee paid to Virtus and the prior manager was $162,655, all of which was voluntarily waived. Virtus is currently waiving a portion of its management fee. See "Comparison of Fees and Expenses." Signet acts as custodian for Tax-Free and received $16,080 for the fiscal year ended September 30, 1997. Commencing on or about January 20, 1998 FUNB will act as Tax-Free's custodian during the term of the Interim Advisory Agreement.


         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.

            THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND THAT THE SHAREHOLDERS OF TAX-FREE APPROVE THE INTERIM ADVISORY AGREEMENT.

            INFORMATION REGARDING THE INTERIM SUB-ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Tax-Free approve the Interim Sub- Advisory Agreement. Such Agreement became effective on November 28, 1997. Pursuant to an order from the SEC, all fees payable under the Interim Sub-Advisory Agreement will be placed in escrow and paid to U.S. Trust if shareholders approve the contract within 120 days of its effective date. The Interim Sub-Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Sub-Advisory Agreement are essentially the same as the Previous Sub-Advisory Agreement (as defined below). The only difference between the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, if approved by shareholders, is the length of time the Agreement is in effect. A description of the Interim Sub-Advisory Agreement pursuant to which U.S. Trust continues as the investment sub-adviser to Tax-Free, as well as the services to be provided by U.S. Trust pursuant thereto, is set forth below under "Sub-Advisory Services." The description of the Interim Sub-Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Sub-Advisory Agreement, attached hereto as Exhibit C.

         U.S. Trust, 114 West 47th Street, New York, New York 10036, has served as investment adviser to Tax-Free pursuant to a Sub- Advisory Agreement, dated July 12, 1995. U.S. Trust, a New York State chartered bank and trust company established in 1853, manages in excess of $58 billion in assets. U.S. Trust is a financial services company that specializes in asset management, private banking, fiduciary and securities services. Kenneth J. McAlley, an executive vice president of U.S. Trust, has been actively engaged in municipal obligation portfolio management with U.S. Trust for over 10 years and has been responsible for the Fund's day-to-day investment decisions since the Fund commenced operations in July 1993. See "Summary - Investment Advisers and Sub-Adviser." As used herein, the Sub-Advisory Agreement for Tax-Free is referred to as the "Previous Sub- Advisory Agreement." At a meeting of the Board of Trustees of Blanchard Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement for Tax-Free.

     The Trustees have authorized Blanchard Funds, on behalf of Tax-Free, to enter into the Interim Sub-Advisory Agreement with Virtus and U.S. Trust. Such Agreement became effective on November 28, 1997. If the Interim Sub-Advisory Agreement for Tax-Free is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Tax- Free's investment sub-advisory arrangements at that time. The

Previous Sub-Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on May 11, 1997.

Comparison of the Interim Sub-Advisory Agreement and the Previous
Sub-Advisory Agreement

         Sub-Advisory Services. The management and advisory services to be provided by U.S. Trust under the Interim Sub-Advisory Agreement are identical to those currently provided by U.S. Trust under the Previous Sub-Advisory Agreement. Under the Previous Sub-Advisory Agreement, U.S. Trust supervised the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of Virtus and the policies and control of Blanchard Funds' Board of Trustees.


         Fees and Expenses. The investment sub-advisory fees under the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are identical. As compensation for its sub-advisory services under the Previous Sub-Advisory Agreement U.S. Trust was paid by Virtus a monthly fee at the annual rate of 0.20% of the Fund's average daily net assets.


         The fee paid to U.S. Trust by Virtus for the fiscal year ended September 30, 1997 was $45,267. The fee paid to U.S. Trust by Virtus for the period from May 1, 1996 through September 30, 1996 was $19,145. The fee paid to U.S. Trust and the prior sub- adviser by the prior manager and by Virtus for the fiscal year ended April 30, 1996 was $42,605.


         The names and addresses of the principal executive officers and directors of U.S. Trust are set forth in Appendix B to this Prospectus/Proxy Statement.


         Limitation of Liability. The Previous Sub-Advisory Agreement provided that in the absence of willful misfeasance, bad faith or gross negligence on the part of U.S. Trust or reckless disregard by U.S. Trust of its duties under the Agreement, U.S. Trust shall not be liable to Virtus, Blanchard Funds or to any shareholder of Blanchard Funds for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may sustained in the purchase, holding or sale of any security. The Interim Sub-Advisory Agreement contains an identical provision.

     Termination; Assignment. The Interim Sub-Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Tax-Free (as defined in the 1940 Act) or by a vote of a majority of Blanchard

Funds' entire Board of Trustees on 60 days' written notice to U.S. Trust or by Virtus or U.S. Trust on 60 days' written notice to the other party to the Agreement. Also, the Interim Sub- Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Sub- Advisory Agreement contained identical provisions as to termination and assignment.

         The Board of Trustees considered the Interim Sub-Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the Previous Sub-Advisory Agreement.

              THE TRUSTEES OF  BLANCHARD  FUNDS  RECOMMEND  THAT THE
                  SHAREHOLDERS  OF  TAX-FREE   APPROVE  THE  INTERIM
                  SUB-ADVISORY AGREEMENT.

                              ADDITIONAL INFORMATION


         Evergreen Tax Free. Information concerning the operation and management of Evergreen Tax Free is incorporated herein by reference from the Prospectus dated September 3, 1997, as amended, a copy of which is enclosed, and Statement of Additional Information dated September 3, 1997, as amended. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Tax Free at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

         Tax-Free.  Information  about  Tax-Free  is  included  in  its  current
Prospectus dated November 30, 1997 and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus and Statement of Additional Information are available upon request and without charge by writing to Tax-Free at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800- 829-3863.


         Evergreen Tax Free and Tax-Free are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500

West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                    VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Blanchard Funds to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., February 20, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Tax-Free on or about January 7, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization, FOR the Interim Advisory Agreement, FOR the Interim Sub-Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non- votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as shares voted and will have no effect on the vote regarding the Plan. However, such "broker non-votes" will have the effect of being counted as votes against the Interim Advisory Agreement and the Interim Sub-Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Blanchard Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby, FOR approval of the Interim Advisory Agreement and FOR approval of the Interim Sub-Advisory Agreement.


         Approval of the Plan will require the affirmative vote of a majority of the shares voted and entitled to vote at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or Signet, their affiliates or other representatives of Tax- Free (who will not be paid for their soliciting activities). Shareholders Communications Corporation has been engaged by Tax-Free to assist in soliciting proxies.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Reorganization are not received by February 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of Blanchard Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen Tax Free which they receive in the transaction at their then-current net asset value. Shares of Tax-Free may be redeemed at any time prior to the consummation of the Reorganization.
Shareholders of Tax-Free may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         Tax-Free does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Blanchard Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen Tax Free are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Tax-Free whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Evergreen Tax Free as of May 31, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Price Waterhouse LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


         The financial statements and financial highlights of Tax- Free incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of the Blanchard Funds for the year ended September 30, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Tax Free will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

         The Trustees of Blanchard Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT.


January  7, 1998

                                   APPENDIX A

         The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:

OFFICERS:


Name                                    Address
----                                    -------

David C. Francis, Chief                 First Union National Bank
Investment Officer                      201 South College Street

                                        Charlotte, North Carolina 28288-
                                        1195

Tanya Orr Bird, Vice                    Virtus Capital Management, Inc.
President                               707 East Main Street

                                        Suite 1300
                                        Richmond, Virginia 23219

Josie Clemons Rosson, Vice              Virtus Capital Management, Inc.
President, Assistant                    707 East Main Street
Secretary                               Suite 1300

                                        Richmond, Virginia  23219

L. Robert Cheshire, Vice                First Union National Bank
President                               201 South College Street

                                        Charlotte, North Carolina 28288-
                                        1195
John E. Gray, Vice                      First Union National Bank
President                               201 South College Street
                                        Charlotte, North Carolina 28288-
                                        1195
Dillon S. Harris, Jr., Vice             First Union National Bank
President                               201 South College Street
                                        Charlotte, North Carolina 28288-
                                        1195
J. Kellie Allen, Vice                   First Union National Bank
President                               201 South College Street
                                        Charlotte, North Carolina 28288-
                                        1195
Ethel B. Sutton, Vice                   Evergreen Asset Management Corp.
President                               2500 Westchester Avenue
                                        Purchase, New York 10577


DIRECTORS:

Name                                    Address
----                                    -------

                                       First Union National Bank
                                       201 South College
David C. Francis                        Street
                                         Charlotte, North
                                        Carolina 28288-1195
Donald A. McMullen                      First Union National Bank
                                        201
                                        South College Street
                                        Charlotte, North Carolina 28288-
                                        1195

William M. Ennis                        First Union National Bank
                                        201 South College Street
                                        Charlotte, North Carolina 28288-
                                        1195
Barbara J. Colvin                       First Union National Bank
                                        201 South College Street
                                        Charlotte, North Carolina 28288-
                                        1195
William D. Munn                         First Union National Bank
                                        201 South College Street
                                        Charlotte, North Carolina 28288-1195

                                   APPENDIX B

         The names and addresses of the principal executive officers and directors of United States Trust Company of New York are as follows:


OFFICERS :


Name                                            Address
----                                            -------

H. Marshall Schwarz, Chairman                   114 West 47th Street
of the Board and Director                       New York, New York 10036
John L. Kirby, Treasurer and                    114 West 47th Street
Chief Financial Officer                         New York, New York 10036
Richard E. Brinkmann, Senior                    114 West 47th Street
Vice President and Comptroller                  New York, New York 10036
Jeffrey S. Maurer, President,                   114 West 47th Street
Chief Operating Officer and                     New York, New York 10036
Director
Frederick B. Taylor, Vice                       114 West 47th Street
Chairman of the Board, Chief                    New York, New York 10036
Investment Officer and
Director

DIRECTORS:


Name                                            Address
----                                            -------
Samuel C. Butler                                114 West 47th Street
                                                New York, New York 10036
Frederic C. Hamilton                            114 West 47th Street
                                                New York, New York 10036
Paul W. Douglas                                 114 West 47th Street
                                                New York, New York 10036
Daniel P. Davison                               114 West 47th Street
                                                New York, New York 10036
Carroll L. Wainwright, Jr.                      114 West 47th Street
                                                New York, New York 10036
Orson D. Munn                                   114 West 47th Street
                                                New York, New York 10036

Name                                            Address
----                                            -------
Philippe de Montebello                          114 West 47th Street
                                                New York, New York 10036
Richard F. Tucker                               114 West 47th Street
                                                New York, New York 10036
Philip L. Smith                                 114 West 47th Street
                                                New York, New York 10036
John H. Stookey                                 114 West 47th Street
                                                New York, New York 10036
Antonia M. Grumbach                             114 West 47th Street
                                                New York, New York 10036
Robert N. Wilson                                114 West 47th Street
                                                New York, New York 10036
Peter O. Crisp                                  114 West 47th Street
                                                New York, New York 10036
Peter L. Malkin                                 114 West 47th Street
                                                New York, New York 10036
Eleanor Baum                                    114 West 47th Street
                                                New York, New York 10036
Ruth A. Wooden                                  114 West 47th Street
                                                New York, New York 10036

                                                                 EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of November, 1997, by and between the Evergreen Municipal Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to the Evergreen High Grade Tax Free Fund series (the "Acquiring Fund"), and Blanchard Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, with respect to its Blanchard Flexible Tax-Free Bond Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Blanchard Funds have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein shall require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

                  In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.


                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about February 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Signet Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Blanchard Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Blanchard Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected on the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at September 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2.1 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at May 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since May 31, 1997 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.2.2 REPRESENTATIONS OF PREDECESSOR FUND. The representations and warranties set forth in Section 4.2.1 shall be deemed to include, to the extent applicable, representations and warranties made by and on behalf of Evergreen High Grade Tax Free Fund (the "Predecessor Fund"), a series of Evergreen Investment Trust, a Massachusetts business trust, as of the date hereof. The Acquiring Fund shall deliver to the Selling Fund a certificate of the Predecessor Fund of even date making the representations set forth in Section
4.2.1 with respect to the Predecessor Fund to the extent applicable to the Predecessor Fund as of the date hereof.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Blanchard Funds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Price Waterhouse LLP and certified by Blanchard Funds' President and Treasurer.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.8 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause Price Waterhouse LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable. No shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the

Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Blanchard Funds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.


         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         6.3 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

         6.4 The acquisition of the assets of the Predecessor Fund by the Acquiring Fund shall have been completed prior to the Closing Date.

                                   ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Blanchard Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Blanchard Funds.

         7.3.1 The Acquiring Fund shall have received on the Closing Date an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Blanchard Funds' Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) The descriptions in the Prospectus and Proxy Statement of this Agreement, as set forth under the caption "Reasons for the Reorganization - Agreement and Plan of Reorganization," the Interim Advisory Agreement and the Previous Advisory Agreement, as set forth under the caption "Information Regarding the Interim Advisory Agreement," the Interim Sub- Advisory Agreement and the Previous Sub-Advisory Agreement, as set forth under the caption "Information Regarding the Interim Sub-Advisory Agreement" and the description of voting requirements applicable to approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement, as set forth under the caption "Voting Information Concerning the Meeting," insofar as the latter constitutes a summary of applicable voting requirements under the Investment Company Act of 1940, as amended, are, in each case, accurate and fairly present the information required to be shown by the applicable requirements of Form N-14.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.


         7.3.2 The Acquiring Fund shall have received on the Closing Date an opinion of C. Grant Anderson, Esq., Assistant Secretary of the Blanchard Funds, in form satisfactory to the Acquiring Fund as follows: Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund).


         Mr. Anderson shall also state that he has reviewed and is familiar with the contents of the Prospectus and Proxy Statement and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement on the basis of the foregoing, no facts have come to his attention that lead him to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that he does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement.

         The opinions set forth in paragraphs 7.3.1 and 7.3.2 may state that such opinions are solely for the benefit of the Acquiring Fund. Such opinions shall contain such other assumptions and limitations as shall be in the opinion of Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson, as applicable, appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Massachusetts law, that as Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson are not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.


         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         7.4 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

                                  ARTICLE VIII

       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Blanchard Funds' Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary

"no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Blanchard Funds responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirement of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets;

                  (e) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from Price Waterhouse LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Blanchard Funds, the respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                   AMENDMENTS


         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Blanchard Funds or the Evergreen Municipal Trust personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of Blanchard Funds and the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Blanchard Funds on behalf of the Selling Fund and the Trust on behalf of the Acquiring Fund and signed by authorized officers of Blanchard Funds and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in the Declarations of Trust of Blanchard Funds and the Trust.

         IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.



                                     EVERGREEN MUNICIPAL TRUST
                                     ON BEHALF OF EVERGREEN HIGH GRADE
                                     TAX FREE FUND
                                     By:

                                     Name:

                                     Title:





                                     BLANCHARD FUNDS
                                     ON BEHALF OF BLANCHARD FLEXIBLE
                                     TAX-FREE BOND FUND
                                     By:

                                     Name:

                                     Title:

                                                             EXHIBIT B

                                 BLANCHARD FUNDS

                           INTERIM MANAGEMENT CONTRACT

         This Contract is made this 28th day of November, 1997 between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Manager"), and Blanchard Funds, a Massachusetts business trust having its principal place of business in Pittsburgh,
Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Manager is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Trust hereby appoints Manager as manager for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Manager accepts the appointments. Subject to the direction of the Trustees of the Trust, Manager shall provide or procure on behalf of each of the Funds all management and administrative services. In carrying out its obligations under this paragraph, the Manager shall; (i) provide or arrange for investment research and supervision of the investments of the Funds; (ii) select and evaluate the performance of each Fund's Portfolio Sub-Adviser; (iii) select and evaluate the performance of the Administrator; and (iv) conduct or arrange for a continuous program of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Manager, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for management services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

         4. Each of the Funds shall pay to Manager, for all services rendered to each Fund by Manager hereunder, the fees set forth in the exhibits attached hereto.

         5. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which Shares of the Fund are offered for sale Manager shall reduce its management fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its management fee for such fiscal year. The amount of any such reduction is to be borne by the Manager and shall be deducted from the monthly management fee otherwise payable to the Manager during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

         6. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

         7. The Manager may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Manger may, by notice to the Fund, voluntarily declare to be effective.

         8. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of November 26, 1997 with respect to each Fund or for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Manager shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of the Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

         9. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Manager.

         10. This Contract may not be assigned by Manager and shall automatically terminate in the event of any assignment. Manager may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

         11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Manager, Manager shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         12. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

         13. The Manager acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Manager agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Manager to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Manager of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

         14. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, or any of the officers, employees, agents or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is also hereby given that the obligations pursuant to this instrument of a particular Fund and of the Trust with respect to that particular Fund shall be limited solely to the assets of that particular Fund.

         15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                    EXHIBIT A
                                     to the
                               Management Contract

                          Blanchard Global Growth Fund
                         Blanchard Flexible Income Fund

                    Blanchard Short-Term Flexible Income Fund

                      Blanchard Flexible Tax-Free Bond Fund
                         Blanchard Growth & Income Fund

         For all services rendered by Manager hereunder, the above-named Funds of the Trust shall pay to Manager and Manager agrees to accept as full compensation for all services rendered hereunder, an annual management fee equal to the following percentage ("the applicable percentage") of the average daily net assets of each Fund


Name of Fund                                  Percentage of Net Assets
Blanchard Global Growth Fund                  1% of the first $150 million
                                              of average  daily net
                                              assets,  .875% of the
                                              Fund's  average daily
                                              net  assets in excess
                                              of $150  million  but
                                              not  exceeding   $300
                                              million  and  .75% of
                                              the  Fund's   average
                                              daily  net  assets in
                                              excess     of    $300
                                              million.
Blanchard Flexible Income Fund                .75%
Blanchard Growth & Income Fund                1.10% of the Fund's average
                                              daily net assets, .40% of
                                              which, which would otherwise
                                              be received by Manager and
                                              paid to the Chase Manhattan
                                              Bank, N.A. ("Chase") for
                                              portfolio advisory services,
                                              shall be paid to Chase
                                              directly by the Fund under a
                                              separate investment advisory
                                              agreement between Chase and
                                              the Fund.

Blanchard Short-Term                          .75%
Flexible Income Fund
Blanchard Flexible Tax-Free                   .75%
Bond Fund



         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Manager daily except for the Blanchard Growth & Income Fund which shall be paid to Manager monthly.


         Witness the execution hereof this 28th day of November, 1997.



Attest:                                   Virtus Capital Management, Inc.


________________________                  By: ___________________________
         Secretary                                 Executive Vice President



Attest:                                   Blanchard Funds


________________________                  By: ____________________________
         Assistant Secretary                                Vice President

                                                                EXHIBIT C

                         INTERIM SUB-ADVISORY AGREEMENT

         THIS AGREEMENT is made this 28th day of November, 1997 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York State chartered bank and trust company (the "Sub-Adviser" or "U.S. Trust") with respect to the following recital of fact:

                                  R E C I T A L

         WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

         WHEREAS, the Sub-Adviser is a New York State chartered bank and trust company and engages in the business of acting as an investment adviser; and

         WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Trust offers shares in one series called the Blanchard Flexible Tax-Free Bond Fund (such series, being referred to as the "Fund"); and

         WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Interim Management Agreement"); and

         WHEREAS, U.S. Trust proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund's portfolio on the terms and conditions hereinafter set forth.

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Investment Management. U.S. Trust shall act as a Sub- Adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. U.S. Trust shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

     2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Sub-Adviser shall:

                  a. use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                  b. obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Sub-Adviser considers desirable for inclusion in the Fund's portfolio;

                  c. determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

                  d. formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees;

                  e. be authorized to give instructions to the custodian and/or sub-custodian of the Fund appointed by the Trust's Board of Trustees, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

                  f. take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

     3. Broker-Dealer Relationships. The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser will purchase and sell foreign currency contracts and other securities for the Fund. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer of the Fund or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Manager or the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Control by Board of Trustees. Any investment program undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Sub-Adviser with written notice of all such directives, so long as this Agreement remains in effect.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

                  a.       all applicable provisions of the 1940 Act;

                  b. the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act;
         and

                  c. any other applicable provisions of state and federal law.

         6. Expenses. The Sub-Adviser shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (f) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

         7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Sub-Adviser's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the Manager or the Sub-Adviser of any of their obligations to the Fund or obligate the Sub-Adviser to pay or assume any similar Fund expense on any subsequent occasions.

         8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Sub- Adviser a monthly fee at the annual rate of .20% of the Fund's average daily net assets. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. The compensation paid to the Sub-Adviser will not be reduced by the amount of brokerage commissions received by the Sub-Adviser or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Sub- Adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

         9. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated November 26, 1997 with respect to the Fund or for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 10 hereof.

         10. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                  a. (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

                  b. by the affirmative vote of a majority of the Trustees who are not parties to this agreement or interested persons of a party to this Agreement (other than as a Trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Sub-Adviser, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Interim Management Agreement between the Fund and the Manager shall terminate.

         12. Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or its officers, directors or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         13. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be 707 East Main Street, Suite 1300, Richmond, Virginia 23219, that of the Trust for this purpose shall be Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, and the address of the Sub-Adviser for this purpose shall be 114 West 47th Street, New York, New York 10036.

         14. Questions of Interpretation. Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such courts, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in a provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     UNITED STATES TRUST COMPANY
                                            OF NEW YORK

                                            By
Title:                                      Title:


Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

                                            By
Title:                                      Title: Senior Vice President

                                                                 EXHIBIT D



(logo)                              EVERGREEN
                             HIGH GRADE TAX FREE FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

ONE YEAR PERFORMANCE             CLASS A      CLASS B       CLASS Y
One year with sales charge        1.90%        1.19%        7.25%
One year w/o sales charge         6.99%        6.19%        7.25%
One year dividends per share      50.2(cents)  42.1(cents)  52.0(cents)
30-day SEC Yield
  (as of 5/31/97)                 4.19%        3.63%        4.66%


AVERAGE
ANNUAL RETURNS**                 CLASS A  CLASS B  CLASS Y
Three years                       5.11%   5.16%    7.10%
Five years                        5.75%    N/A      N/A
Since Inception*                  6.00%   5.13%    5.11%

CUMULATIVE RETURNS**             CLASS A  CLASS B  CLASS Y
Nine months w/o sales charge      5.13%    4.55%    5.32%
Three years                      16.13%   16.30%   22.83%
Five years                       32.24%     N/A      N/A
Since Inception*                 36.01%   24.55%   17.64%

 * CLASS A BEGAN 2/21/92; CLASS B BEGAN 1/11/93;
   CLASS Y BEGAN 2/28/94

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $102.1 million
Average Credit Quality          AAA
Average Maturity                12.3 years
Average Duration                8.2 years

PORTFOLIO COMPOSITION                                               MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)


(Pie chart appears here with the following plot points.)

Hospital                 14.8%
Ports                     9.4%
Industrial Development
  (pollution control)      8.5%
Electric                  8.0%
General Obligation
  (schools)               8.8%
Water/Sewer               6.5%
Airport                   6.2%
Industrial Development    5.3%
Housing                   4.9%
Pre-refunded              4.6%
General Obligation
  (municipalities)        3.8%
General Obligation        3.8%
Toll Roads                3.3%
Other                    12.1%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen High Grade Tax Free Fund seeks income exempt from federal income taxes while conserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund seeks its objective by investing in insured municipal securities and municipal securities rated high grade by independent bond rating services. The portfolio management team will, in seeking the Fund's objectives, buy and sell securities to effect changes in portfolio maturities and to change allocations among different sectors. Insured bonds are bonds insured as to timely payment of principal and interest. The Fund itself is not insured, nor is the value of its shares guaranteed. Insured bonds must be insured by a municipal bond insurance company which is rated AAA by Standard & Poors Ratings Group (S&P) and/or Aaa by Moody's Investors Service, Inc., (Moody's). Bonds that are considered high grade are rated A or better by S&P or Moody's or, if unrated, are considered of comparable quality as determined by the Fund's investment advisor.

PORTFOLIO MANAGEMENT TEAM

(Photo of         James T. Colby, III, the Senior Portfolio Manager, is a Vice
James T. Colby,   President and Senior Portfolio Manager of Evergreen Asset
III)              Management. He also is Senior Portfolio Manager for Evergreen
                  U.S. Government Securities Fund and is co-manager of the Evergreen Tax Strategic Foundation Fund. Prior to joining
                  Evergreen in 1992, Mr. Colby was Vice President and Senior
                  Portfolio Manager for $5 billion in tax-exempt holdings at American Express. Mr. Colby also has served in portfolio management capacities at Marinvest, a subsidiary of Marine
                  Midland Bank. He is a graduate of Brown University, and holds an MBA from Hofstra University. In 1996, Mr. Colby was
                  Chairman of the Municipal Bond Buyers Conference.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Fellow Shareholders:

We are pleased to report on Evergreen High Grade Tax Free Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received a semiannual report for the six-month period that ended on February 28, 1997. We have changed your Fund's fiscal year so it now will end each May 31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are placed on the same fiscal year cycle. Information about these funds will be presented in common annual and semi-annual reports. The next report you will receive will be a semiannual report for the period ending November 30, 1997. You should expect to receive it in January 1998.

PERFORMANCE

We believe your Fund performed well as a high quality municipal bond fund during a period marked by short-term interest rate volatility. The charts and tables on page 2 provide a comprehensive view of the performance for the fiscal period, as well as since each class of shares began.

STRATEGY

Evergreen High Grade Tax Free Fund is managed with a long-term view, with the goal of providing federally tax-free income from insured and high quality municipal bonds while protecting principal. We do not structure the portfolio in anticipation of short-term movements in interest rates, but try to employ strategies that build value over time based on longer-term trends in the municipal bond market. The nine-month period that ended on May 31 was a generally favorable period for municipal bond investing. During this period, we kept the maturities of bonds in the portfolio relatively consistent, with average maturities remaining in the 12-to-16 year range, and average duration in the 7-to-9-year range. This policy proved successful during a time when long-term interest rates, despite some short-term volatility, remained in a consistent trading range of 6 1/2% to 7%.

Your Fund is required to invest at least 65% of net assets in high grade municipal bonds. In fact, the Fund held 87% of net assets in insured municipal bonds, with 95% of net assets AAA-rated at the end of the period. The bonds are insured for the timely payment of principal and interest. The value of insured bonds can fluctuate. The Fund itself is not insured. The Fund does not search for opportunities among bonds that are below investment grade.

Evergreen High Grade Tax Free Fund invests in different sectors of the market based upon evolving trends. For example, two sectors-- the hospital/health care and the electric utility sectors-- have experienced changes which affected portfolio strategy recently. In the hospital sector, the process of consolidation has left behind the weaker institutions which we have pointedly avoided. We hold only the dominant regional facilities or those aligned with strong national systems, which we believe have the strongest potential to survive the new era of competition. Accordingly, we have increased the Fund's allocation to 14.8% of the net assets. Conversely, the impact of deregulation and competition upon municipal utilities is less clear and we have decreased the Fund's allocation to this sector to 7.9%, though we will closely monitor important legislation pending in states on the east and west coasts which may soon set new strategic parameters for this sector. For comparison, three years ago this Fund's relative weightings of these two sectors would have been reversed.

OUTLOOK

Looking ahead, we continue to see a favorable investment environment for municipal bonds. We anticipate long-term interest rates, as represented by the benchmark 30-year U.S. Treasury Bond, to trade in the 6-to-7% range, with relatively firm economic growth and stable inflation.

Within this environment, we will continue our strategy of seeking to provide as reasonable a yield as is possible, without assuming significant market risks by extending maturities. At the same time, we will continue to monitor changes in the municipal bond industry and put in place further strategies that have the potential to benefit from evolving trends.

Thank you for your support of the Evergreen High Grade Tax Free Fund.

Sincerely,

/s/ James T. Colby, III
JAMES T. COLBY, III
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER
Evergreen Asset Management Corp.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                      BLANCHARD FLEXIBLE TAX-FREE BOND FUND

                                   a Series of

                                 BLANCHARD FUNDS
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
                                 (800) 829-3863

                        By and In Exchange For Shares of

                       EVERGREEN HIGH GRADE TAX FREE FUND
                                   a Series of
                            EVERGREEN MUNICIPAL TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898


         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Blanchard Flexible Tax-Free Bond Fund ("Tax- Free"), a series of Blanchard Funds, to Evergreen High Grade Tax Free Fund ("Evergreen Tax Free"), in exchange for Class A shares of beneficial interest, $.001 par value per share, of Evergreen Tax Free, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Evergreen Tax Free dated September 3, 1997 , as amended;

         (2) The Statement of Additional Information of Tax-Free dated November 30, 1997;

         (3)      Annual  Report of Tax-Free  for the year ended  September  30,
                  1997;

         (4) Annual Report of Evergreen Tax Free for the period ended May 31, 1997; and


         (5) Pro-Forma Combining Financial Statements (unaudited) dated May 31, 1997.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Tax Free and Tax-Free dated January 7, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Tax Free or Tax-Free at the telephone numbers or addresses set forth above.

         The date of this  Statement  of  Additional  Information  is January 7,
1998.





                       STATEMENT OF ADDITIONAL INFORMATION

                                September 3, 1997

                 THE EVERGREEN KEYSTONE NATIONAL TAX FREE FUNDS

                200 Berkeley Street, Boston, Massachusetts 02116

                                  800-343-2898

Evergreen High Grade Tax Free Fund ("High Grade")
Evergreen Short-Intermediate Municipal Fund ("Short-Intermediate") Keystone Tax Free Income Fund ("Tax Free Income")

     This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated September 3, 1997, as supplemented from time to time for the Fund in which you are making or contemplating an investment. The Evergreen Keystone National Tax Free Funds are offered through two separate prospectuses: one offering Class A shares and Class B shares of High Grade and Short-Intermediate and Class A shares, Class B shares and Class C shares of Tax Free Income, and a separate prospectus offering Class Y shares of High Grade and Short-Intermediate. Copies of each Prospectus may be obtained without charge by calling the number listed above.


                                 TABLE OF CONTENTS

Investment Objectives and Policies.........................................2
Investment Restrictions...................................................11
Non-fundamental Operating Policies........................................16
Management................................................................17
Investment Advisers.......................................................22
Distribution Plans........................................................25
Allocation of Brokerage ..................................................27
Additional Tax Information................................................28
Net Asset Value...........................................................30
Purchase of Shares........................................................31
General Information about the Funds ......................................39
Performance Information...................................................41
General...................................................................44
Financial Statements......................................................45
Appendix "A".............................................................A-1



                                                           21328
                                                             1

                       INVESTMENT OBJECTIVES AND POLICIES
           (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

         The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds - Investment Objectives and Policies" in the relevant Prospectus. The investment objective of Tax Free Income Fund is fundamental and cannot be changed without the approval of shareholders. The following expands the discussion in the Prospectus regarding certain investments of each Fund.

Additional Information Regarding Investments that each Fund May Make

Participation Interests (All Funds)

     Participation interests may take the form of participations, beneficial interests in a trust, partnership interests, or any other form of indirect ownership that allows a Fund to treat the income from the investments as exempt from federal and state tax. The financial institutions from which a Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give a Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

Variable Rate Municipal Securities (All Funds)

     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

     Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rates demand instruments require payment of principal obligations by the issuer of the participation interests or a guarantor of either issuer. All variable rate municipal securities will meet the quality standards for a Fund. Each Fund's investment adviser has been instructed by the Board of Trustees (the "Trustees") to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by a Fund, on the basis of published financial information and reports of the rating agencies and other analytical services.

Municipal Leases (All Funds)

     When determining whether municipal leases purchased by a Fund will be classified as a liquid or illiquid security, the Trustees have directed each Fund's investment adviser to consider certain factors, such as: the frequency of trades and quotes for the security; the volatility of quotations and trade prices for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers; dealer undertakings to make a market in the security; the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of

                                                           21328
                                                             2
the security, the method of soliciting offers, and the mechanics of transfer); the rating of the security and the financial condition and prospects of the issuer of the security; whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; and such other factors as may be relevant to the Fund's ability to dispose of the security.

When-Issued and Delayed Delivery Transactions (All Funds)

         These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Short-Intermediate does not expect its commitments to purchase when-issued securities will normally exceed 25% of their total assets and High Grade does not expect that such commitments will exceed 20% of its total assets.

Futures and Options Transactions (Tax Free Income)

     The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts and options on financial futures contracts. Additionally, the Fund may buy and sell call and put options on portfolio securities.

Purchasing Put Options on Financial Futures Contracts (Tax Free Income)

     Tax Free Income may purchase listed put and call options on financial futures contracts for U.S. government securities. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

    The Fund may purchase put options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the realized decrease in value of the hedged securities.

     Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.


                                                           21328
                                                             3

Writing Call Options on Financial Futures Contracts (Tax Free Income)

     In addition to purchasing put options on futures, Tax Free Income may write listed call options on futures contracts for U.S. government securities to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option, if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

         In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.

         Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of a Fund will then offset the decrease in value of the hedged securities.

Writing Put Options on Financial Futures Contracts (Tax Free Income)

         Tax Free Income may write listed put options on financial futures contracts for U.S. government securities to hedge its portfolio against a decrease in market interest rates. When the Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option. As market interest rates decrease, the market price of the underlying futures contract normally increases.

         As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the decrease in the market interest rates.

         Prior to the expiration of the put option or its exercise by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

Purchasing Call Options on Financial Futures Contracts (Tax Free Income)

         An additional way in which Tax Free Income may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract for U.S. government securities. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below

                                                           21328
                                                             4
market price.

         Prior to the exercise or expiration of the call option the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

Limitation on Open Futures Positions (Tax Free Income)

         Tax Free Income will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions (Tax Free Income)

         Unlike the purchase or sale of a security, Tax Free Income does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Purchasing and Writing Put and Call Options on Portfolio Securities
 (Tax Free Income)

     The Fund may purchase put and call options on portfolio securities to protect against price movements in particular securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller.

    The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the writers or buyers of the options since

                                                           21328
                                                             5
options on the portfolio securities held by the Fund are to be traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's investment adviser.

     Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange traded options have a continuous liquid market while over-the-counter options may not.

Repurchase Agreements (All Funds)

         Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. A Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Each Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. A Fund may only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements (All Funds)

     A Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Lending of Portfolio Securities (All Funds)

         The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are

                                                           21328
                                                             6
on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted Securities (All Funds)

         With the  exceptions  noted  below,  a Fund may  invest  in  restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objectives and policies but which are subject to restrictions on resale under federal securities laws. Short-Intermediate will not invest more than 15% and for High Grade and Tax Free Income, 10%, of the value of their net assets in restricted securities; however, certain restricted securities which the Trustees deem to be liquid will be excluded from this limitation.

         The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule 144A. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

          (i)  the frequency of trades and quotes for the security;

         (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii)  dealer undertakings to make a market in the security; and

      (iv)  the nature of the security and the nature of the marketplace trades.

Municipal Bond Insurance (High Grade)

         The Fund may purchase two types of municipal bond insurance policies ("Policies") issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold by the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.

         The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity, even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the investment adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such

                                                           21328
                                                             7
municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

         Depending upon the characteristics of the municipal security held by the Fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

         The Fund may purchase Policies from Municipal Bond Investors Assurance Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), each as described under "Municipal Bond Insurers", or any other municipal bond insurer which is rated at least Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P"). Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

         MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Fund's investment adviser will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

         Additionally, the Fund's investment adviser reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC, if such carriers are rated Aaa by Moody's or AAA by S&P.

         Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond holders or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities if there occurs any change in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments, if

                                                           21328
                                                             8
any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A when-issued municipal security will be covered under the Policies upon the settlement date of the original issue of such when-issued municipal securities. In determining whether to insure municipal securities held by the Fund, each municipal bond insurer has applied its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the Policies and these guidelines will reduce the yield to shareholders of the Fund.

         If a Policy terminates as to municipal securities sold by the Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since issuer-obtained insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinary will be the difference between the market value of the defaulted security and the market value of similar securities of minimum high grade (i.e., rated A by Moody's or S&P) that are not in default. To the extent that the Fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal securities that it holds.

Municipal Bond Insurers

         Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated at least Aaa by Moody's or AAA by S&P.

Municipal Bond Investors Assurance Corp.

         Municipal Bond Investors Assurance Corp. is a wholly-owned subsidiary of MBIA, Inc., a Connecticut insurance company, which is owned by AEtna Life and Casualty, Credit Local DeFrance CAECL, S.A., The Fund American Companies, and the public. The investors of MBIA, Inc. are not obligated to pay the obligations of MBIA. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is
(914) 273-4345. S&P has rated the claims-paying ability of MBIA AAA.

AMBAC Indemnity Corporation

         AMBAC Indemnity Corporation is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutorily required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York, 10004, and its telephone number is (212) 668-0340. S&P has rated the claims-paying ability of AMBAC AAA.

                                                           21328
                                                             9

Financial Guaranty Insurance Company

         Financial Guaranty Insurance Company is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. The investors of FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is subject to regulation by the state of New York Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 115 Broadway, New York, New York, 10006, and its telephone number is (212) 312-3000. S&P has rated the claims-paying ability of Financial Guaranty AAA.

Municipal Bonds (All Funds)

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue bonds". General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligations and rating of the issue.

         Since the Funds may invest in industrial development bonds, the Funds may not be appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or for investors who are "related persons". Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986 (the "Code") unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from proceeds of "industrial development bonds". A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development bonds.

         As set forth in the Prospectus, the Code establishes new unified volume caps for most "private purpose" municipal bonds (such as industrial development bonds and obligations to finance low-interest mortgages on owner-occupied housing and student loans). The unified volume cap is not expected to affect adversely the availability of municipal bonds for investment by the Funds; however, it is possible that proposals will be introduced before Congress to further restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. Any such proposals, if enacted, could adversely affect the availability of municipal bonds for investment by the Funds and the value of each Fund's portfolio might be affected. In that event, each Fund might reevaluate its investment policies and restrictions and consider recommending to its shareholders changes in both.

                                         21328

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1.    Concentration of Assets in Any One Issuer

         Neither Short-Intermediate nor Tax Free Income Fund may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of each Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio.

         With respect to 75% of the value of its total assets, High Grade will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

         Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

   Industrial development bonds, backed only by the assets and revenues of a nongovernmental issuer, are considered to be issued solely by that issuer. If, in the case of an industrial development bond or governmental-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

2.    Ten Percent Limitation on Securities of Any One Issuer

         Short-Intermediate may not purchase more than 10% of any class of voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.


                                                           21328
                                                            11

3.    Investment for Purposes of Control or Management

         Short-Intermediate may not invest in companies for the purpose of exercising control or management.

4.    Purchase of Securities on Margin

         High Grade, Short-Intermediate or Tax Free Income Fund may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5.       Unseasoned Issuers

         High Grade* will not invest more than 5% of its total assets in industrial development bonds and other municipal securities where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

         Short-Intermediate may not invest more than 5% of its total assets in taxable securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except that no such limitation shall apply to the extent that (i) the Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities, and (ii) the Fund may invest in municipal securities.

         Tax Free Income may not invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less that three years of continuous operation.

6.       Underwriting

         High Grade, Short-Intermediate or Tax Free Income may not engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

7.       Interests in Oil, Gas or Other Mineral Exploration or Development
         Programs

         Short-Intermediate may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

         High Grade will not purchase interests in or sell oil, gas or other mineral exploration or development programs or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.

8.       Concentration in Any One Industry

         Short-Intermediate may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and to municipal

                                                           21328
                                                            12
securities.

         High Grade will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

         Tax Free Income may not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry and the Fund may invest more than 25% of its assets in industrial bonds.

9.       Warrants

         Short-Intermediate may not invest more than 5% of its total net assets in warrants, and, of this amount, no more than 2% of each Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

10.      Ownership by Trustees/Officers

         High Grade* and Short-Intermediate may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.      Short Sales

         High Grade and Tax Free Income will not make short sales of securities or maintain a short position, unless at all times when a short position is open a Fund owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The use of short sales will allow the Funds to retain certain bonds in their portfolios longer than it would without such sales. To the extent that a Fund receives the current income produced by such bonds for a longer period than it might otherwise, a Fund's investment objective is furthered.

         Short-Intermediate will not sell any securities short or maintain a short position.

12.      Lending of Funds and Securities

         Short-Intermediate may not lend its funds to other persons, provided that each Fund may purchase issues of debt securities, acquire privately negotiated loans made to municipal borrowers and enter into repurchase agreements.

         Short-Intermediate may not lend its portfolio securities, unless the borrower is

                                                           21328
                                                            13
a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

         High Grade will not lend any of its assets except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes in accordance with its investment objective, policies and limitations and it may lend portfolio securities valued at not more than 15% of its total assets to broker-dealers.

         Tax Free Income may not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more thatn 15% of its total assets to broker-dealers and enter repurchase agreements.

13.      Commodities

         Short-Intermediate may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

         Tax Free Income may not purchase or sell commodities or commodity contracts except that it may engage in currency or other financial futures contracts and related options transactions.

14.      Real Estate

         High Grade will not buy or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         Tax Free Income may not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

         Short-Intermediate may not purchase, sell or invest in real estate or interests in real estate, except that each Fund may purchase municipal securities and other debt securities secured by real estate or interests therein.

15.      Borrowing, Senior Securities, Reverse Repurchase Agreements

         Short-Intermediate may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's net assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at any time when borrowings, including reverse repurchase agreements, are outstanding. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

         High Grade will not issue senior securities, except the Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for

                                                           21328
                                                            14
extraordinary or emergency purposes in an amount up to one-third of the value of its net assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments; and except to the extent the Fund will enter into futures contracts. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. High Grade will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, High Grade may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities and the purchase of securities on a when-issued basis are not deemed to be a pledge.

         Tax Free Income will not issue senior securities; the purchase or sale of securities on a "when-issued" basis or collateral arrangement with respect to the writing of options on securities, are not deemed to be a pledge of assets.

         Tax Free Income will not borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregated amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made.

         Tax Free Income will not pledge more than 15% of its net asets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be a pledge of assets.

16.      Options

         Short-Intermediate may not write, purchase or sell put or call options, or combinations thereof, except the Fund may purchase securities with rights to put securities to the seller in accordance with its investment program.

17.      Investing in Securities of Other Investment Companies

         High Grade will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

         Short-Intermediate* may not purchase the securities of other investment companies, except to the extent such purchases are not prohibited by applicable law.

         Tax Free Income may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction.

18.      Restricted Securities

         High Grade will not invest more than 10% of its total assets in securities subject to restrictions on resale under the Federal securities laws.

                                                           21328
                                                            15

         Tax Free Income will not invest more than 10% of its total assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than seven days.

19.      Investment in Municipal Securities

         Short-Intermediate may not invest more than 20% of its total assets in securities other than municipal securities, (as described under "Description of the Funds Investment Objectives and Policies" in the Fund's Prospectus), unless extraordinary circumstances dictate a more defensive posture.

                       NON-FUNDAMENTAL OPERATING POLICIES

         Certain  Funds  have  adopted  additional   non-fundamental   operating
policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

1.       Securities Issued by Government Units; Industrial Development Bonds

         Short-Intermediate has determined not to invest more than 25% of its total assets (i) in securities issued by governmental units located in any one state, territory or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the U.S. government) or (ii) industrial development bonds not backed by bank letters of credit.

         Tax Free Income does not presently intend to invest more than 25% of its total assets in (1) municipal bonds of a single state and its subdivisions, agencies and instrumentalities; of a single territory or possession of the U.S. and its subdivisions, agencies or instrumentalities; or of the District of Columbia and any subdivision, agency or instrumentality thereof; or (2) municipal bonds, the payment of which depends on revenues derived from a single facility or similar types of facilities. Since certain municipal bonds may be related in such a way that an economic, business or political development or change affecting one such security could likewise affect the other securities, a change in this policy could result in increased investment risk, but no change is presently contemplated. The Fund may invest more than 25% of its total assets in industrial development bonds.

         High Grade does not intend to invest more than 25% of the value of its assets in any issuer in a single state.

2.       Illiquid Securities

         Short-Intermediate may not invest more than 15% and High Grade not more than 10% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding certain securities and municipal leases determined by the Trustees to be liquid.

         Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

         For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or

                                                           21328
                                                            16
savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

                                   MANAGEMENT

         The Evergreen Keystone funds consist of seventy-three mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

         Trustees and executive officers of each mutual fund, their ages, and their principal occupations during the last five years are shown below. Except as set forth below, the address of each of the Trustees is 200 Berkeley Street, Boston, Massachusetts 02116.

FREDERICK AMLING (69). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL. Trustee of the Trusts; Trustee or Director of all Evergreen Keystone funds other than Evergreen Investment Trust and Evergreen Variable Trust; real estate developer and construction consultant; and President of Centrum Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III (61). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management Corporation (investment advice).

FOSTER BAM (70), Greenwich Plaza, Greenwich, CT. Trustee of the Trusts; Trustee or Director of all other Evergreen Keystone funds other than Evergreen Investment Trust and Evergreen Variable Trust; Partner in the law firm of
Cummings & Lockwood; Director, Symmetrix, Inc. (sulphur company) and Pet Practice, Inc. (veterinary services); and former Director, Chartwell Group Ltd. (manufacturer of office furnishings and accessories), Waste Disposal Equipment Acquisition Corporation and Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL(67). Chairman of the Board and Chief Executive Officer and Trustee of Tax Free Income and 23 other Evergreen Keystone funds; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone Advisers, Inc.; and former Chairman of the Board, Director and Chief Executive Officer of Keystone Investments, Inc.

EDWIN D. CAMPBELL (69). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Principal, Padanaram Associates, Inc.; and former Executive Director, Coalition of Essential Schools, Brown University.

CHARLES F. CHAPIN (67). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; and former Director, Peoples Bank (Charlotte,
NC).

K. DUN GIFFORD (57). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chairman and President, Oldways Preservation and Exchange Trust (education); former Chairman of the Board, Director, and Executive Vice President, The London Harness Company; former Managing Partner, Roscommon Capital Corp.; former Chief Executive Offi cer, Gifford Gifts of Fine Foods; former Chairman, Gifford, Drescher & Associates (environmental consulting); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC. Trustee; Chairman of 11 Evergreen Keystone funds and Trustee or Director of all Evergreen Keystone funds; former Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance Inc. (food manufacturing).

LEROY KEITH, JR. (57), 4124 Crossgate Road, Charlotte, NC. Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Chairman of the Board and Chief Executive Officer, Carson Products Company; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR. (69). Trustee of Tax Free Income; Trustee or Director and Member of the Board of Advisers of all other Evergreen Keystone funds; Chairman and Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Lahey Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Grand Trunk Corporation, Grand Trunk Western Railroad, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Director and President, Associated Industries of Vermont; former Director of Keystone, Central Vermont Railway, Inc., S.K.I. Ltd., and Arrow Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC. Trustee; Trustee or Director of all other Evergreen Keystone funds with the exception of Evergreen Variable Trust; and Sales Representative with Nucor-Yamoto, Inc. (steel producer) since 1988.

THOMAS L. MCVERRY (58), 4419 Parkview Drive, Charlotte, NC. Trustee; Trustee or Director of all other Evergreen Keystone funds with the exception of Evergreen Variable Trust; former Vice President and Director of Rexham Corporation; and former Director of Carolina Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC. Trustee; Trustee or Director of all other Evergreen Keystone funds with the exception of Evergreen Variable Trust; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON (55). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Vice Chair and former Executive Vice President, DHR Interna tional, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RUSSELL A. SALTON, III M.D. (49), 205 Regency Executive Park, Charlotte, NC. Trustee; Trustee or Director of all other Evergreen Keystone funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S.  SCOFIELD  (53),  212 S. Tryon  Street,  Suite  980,  Charlotte,  NC.
Trustee; Trustee or Director of all other Evergreen Keystone funds; and Attorney, Law Offices of Michael S. Scofield.

RICHARD J. SHIMA (57). Trustee of Tax Free Income; Trustee or Director or Member of the

21369
                                                            17

Board Advisers of all other Evergreen Keystone funds; Chairman, Environmental Warranty, Inc. (insurance agency); Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Hartford Hospital, Old State House Association, Middlesex Mutual Assurance Company, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA; former Director, Vice Chairman and Chief Investment Officer, The Travelers Corporation; former Trustee, Kingswood-Oxford School; and former Managing Director and Consultant, Russell Miller, Inc.

ANDREW J. SIMONS (57). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's Univer sity School of Law; Adjunct Professor of Law, Touro College School of Law; and former President, Nassau County Bar Association.

ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, FL. Trustee Emeritus of 11 Evergreen Keystone funds and Corporate Consultant since 1967.

JOHN J. PILEGGI (37) President and Treasurer of the Trusts; President and Treasurer of all other Evergreen Keystone funds; Senior Managing Director, Furman Selz LLC since 1992; Managing Director from 1984 to 1992; Consultant to BISYS Fund Services since 1996; 230 Park Avenue, Suite 910, New York, NY.

GEORGE O. MARTINEZ (37) Secretary of the Trusts; Secretary of all other Evergreen Keystone funds; Senior Vice President and Director of Administration and Regulatory Services, BISYS Fund Services; Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995; 3435 Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Funds within the meaning of the 1940 Act.

         For the fiscal year ended May 31, 1997, Trustees of the Funds received $32,166, $159,659 and $9,830 in retainers and fees from Evergreen Municipal Trust, Evergreen Investment Trust and Tax Free Income. For the year ending May 31, 1997, fees paid to Independent Trustees on a fund complex wide basis were approximately $964,000.

         The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), the distributor of each Class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of Class A, Class B or Class C or Class Y shares of any Fund as of August 31, 1997.

         Set forth below for each of the Trustees receiving in excess of $60,000 for the fiscal period of June 1, 1996 through May 31, 1997 is the aggregate compensation paid to such Trustee by the Evergreen Keystone funds:

21369
                                                            18

                               Total Compensation
                                From Fund Complex
NAME                                                 PAID TO TRUSTEE

James S. Howell                                      $76,875
Gerald M. McDonnell                                   65,550
Thomas L. McVerry                                     71,375
William Walt Pettit                                   69,375
Russell A Salton, III M.D.                            71,325
Michael S. Scofield                                   71,325


   Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of August 31, 1997.


                                                     Name of               No. of         % of
Name and Address                                     Fund/Class            Shares         Class
----------------                                     ----------            ------         ----------
First Union National Bank                            High Grade/Y          504,862        23.59%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC 28288-0002

Foster & Foster                                      High Grade/Y          405,595        16.95%
PO Box 1669
Greenwich, CT 06836-1669

FUBS & Co. FEBO                                      Short-Intermediate/A  104,560        16.93%
Haywood D. Cochrane Ljr.
21 Castlewood Court
Nashville, TN 37215-4617

FUBS & Co. FEBO                                      Short-Intermediate/A   93,702        12.37%
Stephen Nash and
Linda N. Nash
10006 Stonemill Road
Richmond, VA 23233-2800

FUBS & Co. FEBO                                      Short-Intermediate/A   76,391        12.37%
Manuel Garcia and
Adeline Garcia
4933 New Providence
Tampa, FL 33269-4814

FUBS & Co. FEBO                                      Short-Intermediate/A   39.115         6.33%
Anthony M. Truscello Sr and
Carolyn A. Truscello
878 Taylor Dr.
Folcroft, PA 19032-1523

21369
                                                            19




FUBS & Co. FEBO                                      Short-Intermediate/A    37,789        6.12%
First Union Nat'l Bank-PA FBO
Anthony Dambro Loan Acct.
Attn: Augusto Bonnani PA 1322
123 Broad St.
Philadelphia, PA 19109-1029

FUBS & Co. FEBO                                      Short-Intermediate/B    50,343        7.97%
Carl R. Nodine and
Linda F. Nodine
PO Box 210086
Nashville, TN 37221-0086

FUBS & Co. FEBO                                      Short-Intermediate/B    38,129        6.03%
Mark E. Smith
Melissa A. Smith Jt Ten
397 Yadkin Valley Road
Advance, NC 27006-8702

FUBS & Co FEBO                                       Short-Intermediate/B    32,757        5.18%
Shirley L. Roberts
2770 S. Garden Dr.
210 Bldg. 21
Lake Worth, FL 33461-6280

First Union National Bank/EB/INT                     Short-Intermediate/Y    779,296      17.16%
Cash Accuont
Attn Trust Opoerations Fund Group
401 S. Tryon St., 3rd Fl, CMG 1151
Charlotte,NC 28202-1191

Merrill Lynch, Pierce,                               Tax Free Income/A     1,590,918      22.38%
Fenner, Smith
For Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

Merrill Lynch, Pierce,                               Tax Free Income/B       553,766      19.80%
Fenner, Smith
For Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

Alletta Laird Downs TTEE                             Tax Free Income/B       205,973       7.36%
Alletta Laird Downs Trust
U/A DTD 3-29-89
P.O. Box 3666

21369
                                                            20




Wilmington, DE 19807-0666

Merrill Lynch, Pierce,                               Tax Free Income/C      459,477        45.17%
Fenner, Smith
For Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484


                               INVESTMENT ADVISERS

         (See also "Management of the Funds" in each Fund's Prospectus)

         The investment adviser of Short-Intermediate is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser") and which Evergreen Asset is owned by First Union National Bank ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The sub-adviser to Short-Intermediate is Lieber and Company ("Lieber"), located at 2500 Westchester Avenue, Purchase, New York, which provides certain services to Evergreen Asset and is owned by First Union. The investment adviser of High Grade is FUNB which provides investment advisory services through its Capital Management Group. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer and Theodore J. Israel, Jr., Executive Vice President.

         The investment adviser of Tax Free Income is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, located at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

         The Directors of Keystone are Donald McMullen; William M. Ennis, II; Barbara I. Colvin; Albert H. Elfner, III, Chairman, CEO and President; Edward F. Godfrey, Senior Vice President and Chief Operating Officer; and W. Douglas Munn, Senior Vice President, Chief Financial Officer and Treasurer.

         On September 6, 1996, First Union and FUNB entered into an Agreement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to the Keystone Family of Funds. Contemporaneously with the Merger, Tax Free Income entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD.

         Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, share certificates, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing

21369
                                                            21
expenses,   expenses  of  shareholder  meetings  and  reports  to  shareholders.
Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

      The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below. For Tax Free Income, total dollar amounts paid by the Fund to Keystone Management, Inc., the Fund' former investment manager, for investment management and administrative services rendered, are inclusive of payments from Keystone Management to Keystone for investment advisory services:

HIGH GRADE                 Period Ended              Year Ended    Period Ended
                           05/31/97                  8/31/96       8/31/95
Advisory Fee               $399,929                  $575,456      $338,767

Waiver                     (64,199)                  (228,548)     (20,456)
                           ---------                 ---------     ---------
Net Advisory Fee          $335,730                   $346,908       $318,311
                           =========                 =========     =========

SHORT-INTERMEDIATE  Period Ended                     Year Ended   Year Ended
                             5/31/97                 8/31/96      8/31/95
Advisory Fee                 $248,564                $287,149     $263,947

Waiver                        (60,003)               (109,619)    (63,612)
                             ---------               ---------    --------
Net Advisory Fee              $188,561               $177,530     $200,335
                             =========               ========     ========
Expense
Reimbursement                       0                ( 30,962)    $(28,521)
                             ---------               ---------    --------

TAX FREE INCOME   Period Ended             Year Ended     Year Ended
                  5/31/97                  11/30/96       8/31/95



Advisory Fee      367,154                   $844,486       $919,802



                                            717,813        781,832
Waiver              0                             0              0
                  --------                 --------       --------
Net Advisory Fee  $367,154                 $844,486       $919,802
                  ========                 ========       ========

         With respect to Short-Intermediate, Evergreen Asset has agreed to reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adver's fee but excluding interest, taxes, brokerage commissions and extraordinary expenses, and, for Class A and Class B shares Rule 12b-1 distribution fees and shareholder servicing fees payable) exceed 1% of its average net assets for any fiscal year.



21369
                                                            22

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreements with respect to each Fund continue in effect for two years from their effective dates and, thereafter, from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

   Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

    Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon some of the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset, Keystone, FUNB or its affiliates acts as investment adviser or between the Fund and any advisory clients of Evergreen Asset, Keystone, FUNB or its affiliates. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         At present, Evergreen Keystone Investment Services ("EKIS") serves as administrator to High Grade and Short-Intermediate subject to the supervision and control of the Trustees of each Trust. As administrator, EKIS provides facilities, equipment and personnel to the Funds and is entitled to receive a fee based on the

21328
                                                            23
average daily net assets of all mutual funds for which CMG, Keystone or Evergeen Asset serve as investment adviser, calculated in accordance with the following schedule:.050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

         BISYS Fund Services, an affiliate of EKD, serves as sub-administrator to High Grad and Short-Intermediate and is entitled to receive a fee from EKIS calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by EKIS for which FUNB, Evergreen Asset, Keystone or affiliates of First Union also serve as investment adviser. BISYS Fund Services also serves as sub-administrator to Tax Free Income and is entitled to receive a fee from Keystone based on the total assets of the mutual funds for which FUNB affiliates serve as investment adviser. Fees are calculated in accordance with the following schedule: .0100% of the first $7 billion;
 .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds for which FUNB, Evergreen Asset, Keystone, or affiliates of First Union serve as investment adviser as of June 30, 1997 were approximately $30.5 billion.

         For the fiscal period ended May 31, 1997, the fiscal year ended August 31, 1996, and fiscal period ended August 31, 1995 High Grade paid to EKIS or its predecessor, Evergreen Asset, $33,901, $59,073 and $50,406, respectively, in administrative service costs.

                               DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and, where applicable, Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of Trustees who are not "interested persons" of each Trust (as defined in the 1940
Act) are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Plans permit the payment of fees to brokers and others for distribution and

21328
                                                            24
shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to
(i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and
(ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, High Grade has adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EKD with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by EKD from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to High Grade, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Trustees who are not "interested persons" as defined in the 1940 Act, or (b) by EKD. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EKD. Any Distribution Agreement will terminate automatically in the event of its assignment.

FEES PAID PURSUANT TO DISTRIBUTION PLANS. The Funds incurred the following distribution services fees:



21328
                                                            25

High Grade. For the fiscal period ended May 31, 1997 and the fiscal year ended August 31, 1996, $92,644 and $97,996, respectively, on behalf of Class A shares; and $240,510 and $167,706, respectively, on behalf of Class B shares.

Short-Intermediate. For the fiscal period ended May 31, 1997 and the fiscal year ended August 31, 1996, $19,181 and $4,106, respectively, on behalf of Class A shares; and $52,576 and $20,584, respectively, on behalf of Class B shares.

Tax Free Income. For the fiscal period ended May 31, 1997 and the fiscal year ended November 30, 1996, $90,496 and $205,872, respectively, on behalf of Class A shares; $154,261 and $333,417, respectively, on behalf of Class B shares and $62,367 and $169,992 on behalf of Class C shares.

FEE PAID PURSUANT TO SHAREHOLDER SERVICES PLAN. High Grade incurred the following shareholder services fees: For the fiscal period ended May 31, 1997 and the fiscal year ended August 31, 1996, $60,421 and $55,902, respectively, on behalf of Class B shares.

Short-Intermediate. For the fiscal period ended May 31, 1997, the fiscal year ended August 31, 1996 and the fiscal period ended August 31, 1995, $13,161, $17,458 and $6,623, respectively, on behalf of Class B shares.


                             ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         It is anticipated that most of the Funds purchase and sale transactions will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         The transactions in which the Funds engage do not involve the payment of brokerage commissions and are executed with dealers other than Lieber.


21328
                                                            26

                           ADDITIONAL TAX INFORMATION
                      (See also "Taxes" in the Prospectus)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months (this provision is repealed starting in
1998); and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any).

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In

21328
                                                            27
particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or losses will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Long-term capital gains on assets held for more than 18 months are taxable as a maximum rate of 28%; such gains on assets held for more than 18 months are taxable as a maximum rate of 20%. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

         In order to qualify to pay exempt interest dividend for a year, a Fund must have exempt bonds with a value equal to more than half of the Fund's total asset value at the close of each quarter of the year. To the extent that the Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by

21328
                                                            28
such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

                                 NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative. " On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B shares and Class C shares relating to distribution services fees (and, with respect to High Grade, Shareholder Service Plan fee) and the fact that Class Y shares bear no additional distribution or shareholder service related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In

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                                                            29
the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

                               PURCHASE OF SHARES

         The following information supplements that set forth in each Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), or with a contingent deferred sales charge (the deferred sales charge alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with EKD ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with EKD ("selected agents"), or (iii) EKD. The minimum for initial investments is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from EKD for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through EKD. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by EKD prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to EKD prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. Eastern time. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House

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                                                            30

Association ("ACH"). If a shareholder's telephone purchase request is received before 4:00 p.m.Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued for any class of shares of any Fund. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         High Grade and Short-Intermediate issue three classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; and (iii) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. Tax Free Income offers Class A, Class B and Class C shares. The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class B shares of High Grade are subject to a Shareholder Service Plan fee, (III) Class A shares bear the expense of the front-end sales charge and Class B, Class C and, when applicable, Class A shares bear the expense of the deferred sales charge, (IV) Class B and Class C shares bear the expense of a higher Rule 12b-1 distribution services fee and Shareholder Service Plan fee than Class A shares (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and, where applicable, Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, EKD will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares.


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                                                            31

         Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan )fees and being subject to a contingent deferred sales charge for a seven-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholder
Service Plan) fees to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, Shareholder Service Plan) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. EKD will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, EKD may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with EKD.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of

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                                                            32
each Fund at the end of each Fund's latest fiscal year.

                  Net          Per Share                     Offering
                  Asset        Sales                         Price
                  Value        Charge       Date             Per Share

High Grade        $10.89       $.54         5/31/97          $11.43

Short-
Intermediate      $10.09       $.34         5/31/97          $10.43

Tax Free Income   $ 9.78       $.49         5/31/97          $10.27

         With respect to High Grade, the following commissions were paid and amounts retained by EKD or its predecessor for the period ending May 31, 1997, the fiscal year ended August 31, 1996 and from July 7, 1995 through August 31, 1995:

                            Period From      Fiscal Year        Period From
                            9/1/96-5/31/97   Ended 8/31/96      7/7/95-8/31/95

Commissions Received        $46,714          $73,014            $5,767
Commissions Retained         $6,389            9,050               712

         With respect to Short-Intermediate for the period ending May 31, 1997, the fiscal year ended August 31, 1996 and the period from January 3, 1995 (commencement of offering of Class A shares) through August 31, 1995, and commissions were paid to and amounts retained by EKD or its predecessor are noted below:

                           Period From       Fiscal Year      Period From
                           9/1/96-5/31/97    Ended 8/31/96    1/5/95-8/31/95

 Commissions Received      $26,752           $33,816          $ 37,130
 Commissions Retained        3,820             8,464             4,445

         With respect to Tax Free Income for the period ending May 31, 1997 and the fiscal years ended November 30, 1996 and 1995 commissions were paid to and amounts retained by EKD or its predecessor are noted below:


                          Period From         Fiscal Year      Fiscal Year
                          12/1/96-5/31/97     Ended 11/30/96   Ended 11/30/95

 Commissions Received     $9,477              $469,269         $254,934
 Commissions Retained        890               254,934          143,281


         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone fund other than money market funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:
(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to

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                                                            33
the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone fund.

         Prospectuses for the Evergreen Keystone funds may be obtained without charge by contacting EKD or the Advisers at the telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)      the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all Class A and Class B shares of the Fund held by the investor and (b) all such shares of any other Evergreen mutual fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, Class B or Class C shares of an Evergreen Keystone fund worth $200,000 at their then current net asset value and subsequently purchased Class A shares worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of Short-Intermediate, would be at the 2.00% rate applicable to a single $300,000 purchase rather than the 2.50% rate, or in the case of High Grade, at the 2.50% rate applicable to a single $300,000 purchase rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and Class C shares) of the Fund or any other Evergreen mutual fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the

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                                                            34
investor's option, a Letter of Intent may include purchases of Class A or B shares of the Fund or any other Evergreen Keystone fund made not more than 90 days prior to the date that the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen Keystone fund, to qualify for the 3.75% sales charge applicable to purchases in High Grade and Tax Free Income or 2.50% applicable to purchases in Short-Intermediate on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen Keystone mutual funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction;

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                                                            35
therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Adviser, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, EKD, and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by EKD, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternative--Class B and Class C Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within seven years after the month of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B

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                                                            36
shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over seven years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the seven-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

     Proceeds from the contingent deferred sales charge are paid to EKD or its predecessor and are used by EKD to defray the expenses of EKD related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to High Grade, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee and the applicable shareholder service fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the

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



sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to High Grade, Shareholder Service Plan fee) with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and
(ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to High Grade, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level-load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C of shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.

                       GENERAL INFORMATION ABOUT THE FUNDS
 (See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

         The Evergreen Short-Intermediate Municipal Fund is a separate series of The Evergreen Municipal Trust, a Massachusetts business trust. Evergreen High Grade Tax Free Fund is a separate series of Evergreen Investment Trust, a Massachusetts business trust. Keystone Tax Free Income Fund is a Massachsuetts business trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the

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



"Trust" and collectively as the "Trusts". Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

         Each Fund, other than Tax Free Income, may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Tax Free Income may issue an unlimited number of shares of beneficial interest with no par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in that same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.


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



         An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional Classes of shares other than those described herein, no further relief from the SEC would be required.

Distributor

         Evergreen Keystone Distributor, Inc. ("EKD" or the "Distributor"),  125
W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between each Fund and the Distributor, each Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of Short-Intermediate and High Grade.

         KPMG Peat Marwick LLP has been selected to be the independent auditors of Tax Free Income.

                             PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one year, three year, five year and ten year periods, where applicable, and the period since each Fund's inception is set forth in the table below.






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



             1 Year    3 Years  5 Years   10 Years
             Ended     Ended    Ended     Ended     From Inception**
             05/31/97  05/31/97 05/31/97  05/31/97  to 05/31/97

HIGH GRADE

Class A       1.90%    5.11%    5.75%     N/A           6.00%
Class B       1.19%    5.16%    N/A       N/A           5.13%
Class Y       7.25%    7.10%    N/A       N/A           5.11%

SHORT-
INTERMEDIATE

Class A       0.92%     N/A      N/A      N/A           3.40%
Class B       1.51%     N/A      N/A      N/A           2.76%
Class Y       4.62%    3.95%    4.44%     N/A           4.88%

TAX FREE INCOME

Class A       1.80%    4.39%    4.64%    6.23%           N/A
Class B       1.03%    4.39%     N/A      N/A           3.84%
Class C       5.03%    5.26%     N/A      N/A           4.22%

**                                                    INCEPTION DATE
Short-Intermediate
                           Class A and B              January 3, 1995
                           Class Y                    July 17, 1991
High Grade                 Class A                    February 21, 1992
                           Class B                    January 11, 1993
                           Class Y                    February 28, 1994
Tax Free Income            Class A                    February 13, 1987
                           Class B                    February 1, 1993
                           Class C                    February 1, 1993

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:



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



                              YIELD = 2[(a-b+1)6-1]
                                       cd

Where             a = Interest earned during the period
                  b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
                  d = The maximum offering price per share on the last day of the period

     Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

Tax Equivalent Yield

         The Funds invest principally in obligations the interest from which is exempt from Federal income tax other than the Alternative Minimum Tax. However, from time to time the Funds may make investment which generate taxable income. A Fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax-equivalent yields are calculated by dividing a Fund's yield by the result of one minus a stated Federal or combined Federal and state tax rate. (If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation.) Of course, no assurance can be given that a Fund will achieve any specific tax-exempt yield. If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation. Of course, no assurance can be given that the Fund will achieve any specific tax-exempt yield.

         The following formula is used to calculate Tax Equivalent Yield without taking into account state tax:

                                  FUND'S YIELD
                                1 - Fed Tax Rate

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares

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



will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The tax exempt yields (calculated using a 31% federal tax rate) of each Fund for the thirty-day period ended May 31, 1997 for each Class of shares offered by the Funds is set forth in the table below:

                     Yield                 Tax Equivalent Yield
High Grade
 Class A             4.19%                        6.07%
 Class B             3.63%                        5.26%
 Class Y             4.66%                        6.75%

Short-Intermediate
 Class A             3.74%                        5.42%
 Class B             2.94%                        4.26%
 Class Y             3.93%                        5.70%

Tax Free Income
 Class A             4.58%                        6.64%
 Class B             4.05%                        5.87%
 Class C             4.05%                        5.87%

Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Lehman Brothers General Obligations Municipal Bond Index or any other commonly quoted index of common stock or municipal bond prices. The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Lehman Brothers General Obligations Municipal Bond Index is an unmanaged index of state general obligation debt issues which are rated A or better and represent a variety of coupon ranges. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends aid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain

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



all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements of Tax Free Income, appearing in its most current fiscal year Annual Report to Shareholders and the report thereon of KPMG Peat Marwick LLP, independent auditors, appearing therein are incorporated by reference into this Statement of Additional Information. The financial statements of High Grade and Short-Intermediate, appearing in their most current Annual Reports to Shareholders and the report thereon of Price Waterhouse LLP, independent auditors, appearing therein are incorporated by reference into this Statement of Additional Information. The Annual Report to Shareholders for the Funds, which contain the referenced statements, are available upon request and without charge.


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





                                  APPENDIX "A"


DESCRIPTION OF BOND, MUNICIPAL NOTE AND COMMERCIAL PAPER RATINGS

         Standard & Poor's Ratings Group. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than is higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.


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         BB indicates the lowest degree of speculation  and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA,

21328
                                       A-2

AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

21328
                                       A-3

         Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly form time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

         Fitch Investors Service, Inc.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         o SP-2 Satisfactory capacity to pay principal and interest.

         o SP-3 Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

         o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         o MIG 3 - This designation denotes favorable quality. All security elements are

21328
                                       A-4
         accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service, Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1+ -- very strong credit quality, with only slightly less degree of assurance for timely payment than F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.




21328
                                       A-5

                          SUPPLEMENT TO THE STATEMENTS
                          OF ADDITIONAL INFORMATION OF

Evergreen Aggressive Growth Fund, Evergreen American Retirement Fund, Evergreen Emerging Markets Growth Fund, Evergreen Florida High Income Municipal Bond Fund,
  Evergreen Foundation Fund, Evergreen Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Global Leaders Fund, Evergreen Growth and Income Fund, Evergreen
     High Grade Tax Free Fund, Evergreen Income and Growth Fund, Evergreen Intermediate Term Government Securities Fund, Evergreen International Equity Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Tax
 Exempt Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Micro Cap Fund, Evergreen Money Market Fund, Evergreen North Carolina
     Municipal Bond Fund, Evergreen Short-Intermediate Bond Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Small Cap Equity Income Fund,
Evergreen South Carolina Municipal Bond Fund, Evergreen Tax Strategic Foundation
 Fund, Evergreen U.S. Government Fund, Evergreen Utility Fund, Evergreen Value Fund, Evergreen Virginia Municipal Bond Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Strategic Income Fund, Evergreen California Tax
 Free Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen Pennsylvania Tax Free Fund,
  Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone Quality Bond Fund (B-1), Keystone Small
   Company Growth Fund (S-4), Keystone Strategic Growth Fund (K- 2), Keystone Growth and Income Fund (S-1), Evergreen Select Adjustable Rate Fund, Evergreen
  Select Small Cap Growth Fund, Keystone International Fund, Keystone Precious Metals Holdings, and Keystone Tax Free Fund (each a "Fund" and, collectively, the "Funds")

         The Statements of Additional Information of each of the Funds are hereby supplemented as follows:

STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each of the above Funds, except Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone Small Company Growth Fund (S-4), and Keystone Tax Free Fund, has adopted the following standardized fundamental investment restrictions. These restrictions may be changed only by a vote of Fund shareholders.

1.       Diversification of Investments

         The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940.


                                                       22943
                                                        -1-

2. Concentration of a Fund's Assets in a Particular Industry. ([All Funds other than those listed below.)

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments]).

         For Evergreen Utility Fund

         The Fund will concentrate its investments in the utilities industry.

         For Keystone Precious Metals Holdings

         The Fund will concentrate its investments in industries related to the mining, processing or dealing in gold or other precious metals and minerals.

3.       Issuance of Senior Securities

         Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

4.       Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

5.       Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

6.       Investment in Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

7.       Commodities

         The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with

                                                       22943
                                                        -2-
         applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment instruments shall not be deemed to be the making of a loan.

9.       Investment in Federally Tax Exempt Securities

         The  following  Funds  have  also  adopted a  standardized  fundamental
investment   restriction  in  regard  to  investments  in  federally  tax-exempt securities:

Evergreen Tax Strategic Foundation Fund                       Evergreen High Grade Tax Free Fund
Evergreen Georgia Municipal Bond Fund                         Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund                  Evergreen Virginia Municipal Bond Fund
Evergreen New York Tax Free Fund                              Evergreen Massachusetts Tax Free Fund
Evergreen California Tax Free Fund                            Evergreen Pennsylvania Tax Free Fund
Evergreen Institutional Tax Exempt Money Market Fund          Evergreen Missouri Tax Free Fund
Evergreen Short-Intermediate Municipal Fund


         The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

ELIMINATION OF CERTAIN NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The nonfundamental investment restrictions described below have been eliminated by each Fund listed under such restriction:

1.       PROHIBITION ON INVESTMENT IN UNSEASONED ISSUERS

         Evergreen  Fund,  Growth and  Income  Fund,  Income  and  Growth  Fund,
         American   Retirement  Fund,  Money  Market  Fund,   Short-Intermediate
         Municipal  Fund,  Growth and Income  Fund (S-1),  Omega Fund,  Precious
         Metals Holding, Strategic Growth Fund (K- 2), High Income Bond Fund (B-4), Capital Preservation and Income Fund, Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, International Fund


2. PROHIBITION ON INVESTMENT IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

         Evergreen Fund, Growth and Income Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Emerging Markets Growth Fund, International Equity Fund, Global Leaders Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, Growth and Income Fund (S-1), Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Fund for Total Return, International Fund

3. PROHIBITION ON INVESTMENT IN COMPANIES IN WHICH TRUSTEES OR OFFICERS OF THE FUNDS ALSO HOLD SHARES ABOVE CERTAIN PERCENTAGE LEVELS

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Short-Intermediate Municipal Fund, Precious Metals Holdings, Inc.

4. Prohibition on Investment of More Than 5% of a Fund's Net Assets in Warrants, With No More Than 2% of Net Assets Being Invested in Warrants That Are Listed NEW YORK NOR AMERICAN STOCK EXCHANGES

         Evergreen  Fund,  MicroCap  Fund,  Growth and Income  Fund,  Income and
         Growth   Fund,    Foundation    Fund,    American    Retirement   Fund,
         Short-Intermediate Municipal Fund

5. PROHIBITION ON INVESTMENT IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

         Evergreen Fund, MicroCap Fund, Aggressive Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, High Grade Tax Free Fund, Precious Metals Holdings, Inc.

6.       PROHIBITION ON JOINT TRADING ACCOUNTS


                                                       22943
                                                        -3-

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Foundation Fund, American Retirement Fund, Florida High Income Municipal Bond Fund

7. PROHIBITION ON INVESTMENT IN OTHER INVESTMENT COMPANIES. [Note: The Funds may invest in such companies to the extent permitted by the Investment Company Act of 1940 and the rules thereunder.]

         Growth and Income Fund,  Utility  Fund,  Small Cap Equity  Income Fund,
         Income and Growth Fund, Value Fund, Short-Intermediate Bond Fund, Intermediate Term Government Securities Fund, Foundation Fund, Tax Strategic Foundation Fund, American Retirement Fund, High Grade Tax Free Fund, Growth and Income Fund (S-1), Omega Fund, Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, Global Opportunities Fund, International Fund, Massachusetts Tax Free Fund, New York Tax Free Fund, Pennsylvania Tax Free Fund, California Tax Free Fund and Missouri Tax Free Fund.

RECLASSIFICATION OF ALL OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS

All investment restrictions other than those described above as having been standardized or eliminated have been reclassified from fundamental to nonfundamental and, as, such, may be changed by the Funds' Boards of Trustees at any time without a shareholder vote.

TRUSTEES

         The Trustees and executive officers of each Trust, their ages, and their principal occupations during the last five years are shown below:

         JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Group of Mutual Funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

         RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC- Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

         MICHAEL S. SCOFIELD (53), 212 S. Tryon Street, Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

         GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC - Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

                                                       22943
                                                        -4-

         THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC - Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President - Finance and Resources, Rexham Corporation from 1979 to 1990.

         WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC - Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

         LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL - Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

         CHARLES A. AUSTIN III (61), Trustee. Investment counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

         K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

         LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

         DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DMR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and
         Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

         RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen Group of Mutual Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of
         Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford YMCA; former Director; Executive Vice President, and Vice Chairman of The Travelers Corporation.


                                                       22943
                                                        -5-

EXECUTIVE OFFICERS

         JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY - President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

         GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH - Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

         The officers of the Trusts are officers and/or employees of The BISYS Group, Inc. ("BISYS Group"), except for Mr. Pileggi, who is a consultant to The BISYS Group. The BISYS Group is an affiliate of Evergreen Distributor, Inc. ("EDI"), the distributor of each class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of any class of shares of any of the Funds as of November 30, 1997.

DISTRIBUTION PLANS

The following is added to the disclosure under the caption "Distribution Plan"

Class A and B shares are made available to employer-sponsored retirement or savings plans ("Plans") without a sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in Funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or


22943
                                                        -6-

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

The following is added to the Statement of Additional Information of each of Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone International Fund, Keystone Precious Metals Holdings, Keystone Quality Bond Fund (B-1), Keystone Small Company Growth Fund (S-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1) and Keystone Tax Free Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the

22943
                                                        -7-
latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.


22943
                                                        -8-

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Funds' distributor, broker-dealers that have entered into special agreements with the Funds' distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales

22943
                                                        -9-
charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Purchase Alternatives

         CLASS A SHARES

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

         CLASS B SHARES

         The Funds offer Class B shares at net asset value (without a front-end load). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 72 months after the month of your purchase. The Funds will charge CDSCs at the following rate:

REDEMPTION TIMING                                                    CDSC RATE


Month of purchase and the first twelve-month
         period following the month of purchase..........................5.00%
Second twelve-month period following the month of purchase...............4.00%
Third twelve-month period following the month of purchase................3.00%
Fourth twelve-month period following the month of purchase...............3.00%
Fifth twelve-month period following the month of purchase................2.00%
Sixth twelve-month period following the month of purchase................1.00%
Thereafter...............................................................0.00%

Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

         CLASS C SHARES

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Funds offer Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Funds will charge a

22943
                                                       -10-

CDSC of 1.00% on shares you redeem within 12-months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

         CLASS Y SHARES

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of the Capital Management Group of First Union National Bank ("FUNB"), Evergreen Asset, Keystone Investment Management Company, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Contingent Deferred Sales Charge

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class a Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

         COMBINED PURCHASES

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).





22943
                                                       -11-

         RIGHTS OF ACCUMULATION

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         LETTER OF INTENT

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Shares That Are Not Subject to a Sales Charge or CDSC

         WAIVER OF SALES CHARGES

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchases of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;


22943
                                                       -12-

         7. employees of FUNB, its affiliates, Evergreen Distributor, Inc., any broker-dealer with whom Evergreen Distributor, Inc., has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

         WAIVER OF CDSCS

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the account of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.00% per month of your initial account balance;




22943
                                                       -13-

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

HOW THE FUNDS VALUE SHARES

How and When a Fund Calculates its Net Asset Value per Share ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the Prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

How a Fund Values the Securities it Owns

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded in the over-the-counter market, other than on NMS, are valued at the mean of the bid and asked prices at the time of valuation.


22943
                                                       -14-

         (3) Short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


December 22, 1997

22943
                                                       -15-

                          SUPPLEMENT TO THE STATEMENTS
                          OF ADDITIONAL INFORMATION OF

Evergreen Aggressive Growth Fund, Evergreen American Retirement Fund, Evergreen Emerging Markets Growth Fund, Evergreen Florida High Income Municipal Bond Fund,
  Evergreen Foundation Fund, Evergreen Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Global Leaders Fund, Evergreen Growth and Income Fund, Evergreen
     High Grade Tax Free Fund, Evergreen Income and Growth Fund, Evergreen Intermediate Term Government Securities Fund, Evergreen International Equity Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Tax
 Exempt Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Micro Cap Fund, Evergreen Money Market Fund, Evergreen North Carolina
     Municipal Bond Fund, Evergreen Short-Intermediate Bond Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Small Cap Equity Income Fund,
Evergreen South Carolina Municipal Bond Fund, Evergreen Tax Strategic Foundation
 Fund, Evergreen U.S. Government Fund, Evergreen Utility Fund, Evergreen Value Fund, Evergreen Virginia Municipal Bond Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Strategic Income Fund, Evergreen California Tax
 Free Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen Pennsylvania Tax Free Fund,
  Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone Quality Bond Fund (B-1), Keystone Small
   Company Growth Fund (S-4), Keystone Strategic Growth Fund (K- 2), Keystone Growth and Income Fund (S-1), Evergreen Select Adjustable Rate Fund, Evergreen
  Select Small Cap Growth Fund, Keystone International Fund, Keystone Precious Metals Holdings, and Keystone Tax Free Fund (each a "Fund" and, collectively, the "Funds")

         The Statements of Additional Information of each of the Funds are hereby supplemented as follows:

STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each of the above Funds, except Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone Small Company Growth Fund (S-4), and Keystone Tax Free Fund, has adopted the following standardized fundamental investment restrictions. These restrictions may be changed only by a vote of Fund shareholders.

1.       Diversification of Investments

         The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940.


                                                       22943
                                                        -1-

2. Concentration of a Fund's Assets in a Particular Industry. ([All Funds other than those listed below.)

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments]).

         For Evergreen Utility Fund

         The Fund will concentrate its investments in the utilities industry.

         For Keystone Precious Metals Holdings

         The Fund will concentrate its investments in industries related to the mining, processing or dealing in gold or other precious metals and minerals.

3.       Issuance of Senior Securities

         Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

4.       Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

5.       Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

6.       Investment in Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

7.       Commodities

         The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with

                                                       22943
                                                        -2-
         applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment instruments shall not be deemed to be the making of a loan.

9.       Investment in Federally Tax Exempt Securities

         The  following  Funds  have  also  adopted a  standardized  fundamental
investment   restriction  in  regard  to  investments  in  federally  tax-exempt securities:

Evergreen Tax Strategic Foundation Fund                       Evergreen High Grade Tax Free Fund
Evergreen Georgia Municipal Bond Fund                         Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund                  Evergreen Virginia Municipal Bond Fund
Evergreen New York Tax Free Fund                              Evergreen Massachusetts Tax Free Fund
Evergreen California Tax Free Fund                            Evergreen Pennsylvania Tax Free Fund
Evergreen Institutional Tax Exempt Money Market Fund          Evergreen Missouri Tax Free Fund
Evergreen Short-Intermediate Municipal Fund


         The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

ELIMINATION OF CERTAIN NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The nonfundamental investment restrictions described below have been eliminated by each Fund listed under such restriction:

1.       PROHIBITION ON INVESTMENT IN UNSEASONED ISSUERS

         Evergreen  Fund,  Growth and  Income  Fund,  Income  and  Growth  Fund,
         American   Retirement  Fund,  Money  Market  Fund,   Short-Intermediate
         Municipal  Fund,  Growth and Income  Fund (S-1),  Omega Fund,  Precious
         Metals Holding, Strategic Growth Fund (K- 2), High Income Bond Fund (B-4), Capital Preservation and Income Fund, Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, International Fund


2. PROHIBITION ON INVESTMENT IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

         Evergreen Fund, Growth and Income Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Emerging Markets Growth Fund, International Equity Fund, Global Leaders Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, Growth and Income Fund (S-1), Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Fund for Total Return, International Fund

3. PROHIBITION ON INVESTMENT IN COMPANIES IN WHICH TRUSTEES OR OFFICERS OF THE FUNDS ALSO HOLD SHARES ABOVE CERTAIN PERCENTAGE LEVELS

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Short-Intermediate Municipal Fund, Precious Metals Holdings, Inc.

4. Prohibition on Investment of More Than 5% of a Fund's Net Assets in Warrants, With No More Than 2% of Net Assets Being Invested in Warrants That Are Listed NEW YORK NOR AMERICAN STOCK EXCHANGES

         Evergreen  Fund,  MicroCap  Fund,  Growth and Income  Fund,  Income and
         Growth   Fund,    Foundation    Fund,    American    Retirement   Fund,
         Short-Intermediate Municipal Fund

5. PROHIBITION ON INVESTMENT IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

         Evergreen Fund, MicroCap Fund, Aggressive Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, High Grade Tax Free Fund, Precious Metals Holdings, Inc.

6.       PROHIBITION ON JOINT TRADING ACCOUNTS


                                                       22943
                                                        -3-

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Foundation Fund, American Retirement Fund, Florida High Income Municipal Bond Fund

7. PROHIBITION ON INVESTMENT IN OTHER INVESTMENT COMPANIES. [Note: The Funds may invest in such companies to the extent permitted by the Investment Company Act of 1940 and the rules thereunder.]

         Growth and Income Fund,  Utility  Fund,  Small Cap Equity  Income Fund,
         Income and Growth Fund, Value Fund, Short-Intermediate Bond Fund, Intermediate Term Government Securities Fund, Foundation Fund, Tax Strategic Foundation Fund, American Retirement Fund, High Grade Tax Free Fund, Growth and Income Fund (S-1), Omega Fund, Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, Global Opportunities Fund, International Fund, Massachusetts Tax Free Fund, New York Tax Free Fund, Pennsylvania Tax Free Fund, California Tax Free Fund and Missouri Tax Free Fund.

RECLASSIFICATION OF ALL OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS

All investment restrictions other than those described above as having been standardized or eliminated have been reclassified from fundamental to nonfundamental and, as, such, may be changed by the Funds' Boards of Trustees at any time without a shareholder vote.

TRUSTEES

         The Trustees and executive officers of each Trust, their ages, and their principal occupations during the last five years are shown below:

         JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Group of Mutual Funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

         RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC- Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

         MICHAEL S. SCOFIELD (53), 212 S. Tryon Street, Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

         GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC - Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

                                                       22943
                                                        -4-

         THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC - Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President - Finance and Resources, Rexham Corporation from 1979 to 1990.

         WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC - Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

         LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL - Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

         CHARLES A. AUSTIN III (61), Trustee. Investment counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

         K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

         LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

         DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DMR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and
         Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

         RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen Group of Mutual Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of
         Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford YMCA; former Director; Executive Vice President, and Vice Chairman of The Travelers Corporation.


                                                       22943
                                                        -5-

EXECUTIVE OFFICERS

         JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY - President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

         GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH - Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

         The officers of the Trusts are officers and/or employees of The BISYS Group, Inc. ("BISYS Group"), except for Mr. Pileggi, who is a consultant to The BISYS Group. The BISYS Group is an affiliate of Evergreen Distributor, Inc. ("EDI"), the distributor of each class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of any class of shares of any of the Funds as of November 30, 1997.

DISTRIBUTION PLANS

The following is added to the disclosure under the caption "Distribution Plan"

Class A and B shares are made available to employer-sponsored retirement or savings plans ("Plans") without a sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in Funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or


22943
                                                        -6-

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

The following is added to the Statement of Additional Information of each of Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone International Fund, Keystone Precious Metals Holdings, Keystone Quality Bond Fund (B-1), Keystone Small Company Growth Fund (S-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1) and Keystone Tax Free Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the

22943
                                                        -7-
latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.


22943
                                                        -8-

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Funds' distributor, broker-dealers that have entered into special agreements with the Funds' distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales

22943
                                                        -9-
charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Purchase Alternatives

         CLASS A SHARES

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

         CLASS B SHARES

         The Funds offer Class B shares at net asset value (without a front-end load). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 72 months after the month of your purchase. The Funds will charge CDSCs at the following rate:

REDEMPTION TIMING                                                    CDSC RATE


Month of purchase and the first twelve-month
         period following the month of purchase..........................5.00%
Second twelve-month period following the month of purchase...............4.00%
Third twelve-month period following the month of purchase................3.00%
Fourth twelve-month period following the month of purchase...............3.00%
Fifth twelve-month period following the month of purchase................2.00%
Sixth twelve-month period following the month of purchase................1.00%
Thereafter...............................................................0.00%

Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

         CLASS C SHARES

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Funds offer Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Funds will charge a

22943
                                                       -10-

CDSC of 1.00% on shares  you   redeem  within 12-months after the  month of your
purchase.  See "Contingent Deferred Sales Charge" below.

         CLASS Y SHARES

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of the Capital Management Group of First Union National Bank ("FUNB"), Evergreen Asset, Keystone Investment Management Company, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Contingent Deferred Sales Charge

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class a Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

         COMBINED PURCHASES

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).





22943
                                                       -11-

         RIGHTS OF ACCUMULATION

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         LETTER OF INTENT

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Shares That Are Not Subject to a Sales Charge or CDSC

         WAIVER OF SALES CHARGES

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchases of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;


22943
                                                       -12-

         7. employees of FUNB, its affiliates, Evergreen Distributor, Inc., any broker-dealer with whom Evergreen Distributor, Inc., has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

         WAIVER OF CDSCS

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the account of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.00% per month of your initial account balance;




22943
                                                       -13-

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

HOW THE FUNDS VALUE SHARES

How and When a Fund Calculates its Net Asset Value per Share ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the Prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

How a Fund Values the Securities it Owns

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded in the over-the-counter market, other than on NMS, are valued at the mean of the bid and asked prices at the time of valuation.


22943
                                                       -14-

         (3) Short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


December 22, 1997

22943
                                                       -15-

                       STATEMENT OF ADDITIONAL INFORMATION

                      BLANCHARD FLEXIBLE TAX-FREE BOND FUND
                            FEDERATED INVESTORS TOWER
                            PITTSBURGH, PA 15222-3779


This Statement is not a prospectus but should be read in conjunction with the current prospectus dated November 30, 1997 (the "Prospectus"), pursuant to which the Blanchard Flexible Tax-Free Bond Fund (the "FUND") is offered.
Please retain this document for future reference.

To obtain the Prospectus please call the FUND at 1-800-829-3863.


TABLE OF CONTENTS                                    Page

General Information and History                        2
Investment Objective and Policies                      2
Securities in Which the FUND May Invest                3
Investment Restrictions                                8
Portfolio Transactions                                 9
Computation of Net Asset Value                       10
Performance Information                              11
Additional Purchase and Redemption Information       13
Tax Matters                                          13
Blanchard Funds Management                           18
Management Services                                  22
Portfolio Management Services                        23
Custodian                                            23
Administrative Services                              24
Distribution Plan                                    24
Description of the FUND                              24
Shareholder Reports                                  25
Appendix A - Description of Bond Ratings           A-26

MANAGER
Virtus Capital Management, Inc.

PORTFOLIO ADVISER
United States Trust Company of New York

DISTRIBUTOR
Federated Securities Corp.

CUSTODIAN
Signet Trust Company

TRANSFER AGENT
Federated Shareholder Services Company

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP

Dated:  November 30, 1997


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                         GENERAL INFORMATION AND HISTORY

         As described in the FUND's Prospectus, the FUND is a non-diversified series of Blanchard Funds, a Massachusetts business trust that was organized under the name "Blanchard Strategic Growth Fund" (the "Trust"). The trustees of the Trust approved the change in the name of the Trust on December 4, 1990. The FUND is a "no-load" fund which seeks to provide a high level of current interest income exempt from Federal income tax consistent with the preservation of principal. The FUND invests primarily in obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax ("Municipal Obligations"). There is no assurance that the FUND will achieve its investment objective. This objective is a fundamental policy and may not be changed except by a majority vote of shareholders.

                        INVESTMENT OBJECTIVE AND POLICIES

         The following information supplements, and should be read in conjunction with, the sections in the FUND's Prospectus entitled "Investment Objective and Policies," "Securities in Which the Fund May Invest" and "Other Investment Information."

         The FUND's investment objective is to provide a high level of current interest income exempt from Federal income tax consistent with the preservation of principal. The FUND will invest at least 65% of its assets in Municipal Obligations, except when maintaining a temporary defensive position.

         The FUND invests in Municipal Obligations which are determined by U.S. Trust to present minimal credit risks. As a matter of fundamental policy, except during temporary defensive periods, the FUND will maintain at least 80% of its assets in tax-exempt obligations. (This policy may not be changed without the vote of the holders of a majority of the FUND's outstanding shares.) However, from time to time on a temporary defensive basis due to market conditions, the FUND may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of U.S. Trust, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should the FUND invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. Government; (iii) money market instruments, such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. Government obligations or other money market instruments;
(v) municipal bond index futures and interest rate futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Interest income from certain short-term holdings may be taxable to shareholders as ordinary income.

         In seeking to achieve its investment objective, the FUND may invest in "private activity bonds" (see "Municipal Obligations" below), the interest on which is treated as a specific tax preference item under the Federal alternative minimum tax. Investments in such securities, however, will not exceed, under normal market conditions, 20% of the FUND's total assets when added together with any taxable investments held by the FUND.

         The Municipal Obligations purchased by the FUND will consist of: (1) municipal bonds rated "A" or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or, in certain instances, municipal bonds with lower ratings if they are deemed by U.S. Trust to be comparable to A-rated issues; (2) municipal notes rated "MIG-2" or better ("VMIG-2" or better in the case of variable rate notes) by Moody's or "SP-2" or better by S&P; and (3) municipal commercial paper rated "Prime-2" or better by Moody's or "A-2" or better by S&P. If not rated, securities purchased by the FUND will be of comparable quality to the above ratings as determined by U.S. Trust under the supervision of the FUND's Board of Trustees. A discussion of Moody's and S&P's rating categories is contained in Appendix A.



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         Although  the FUND  does not  presently  intend  to do so on a  regular basis, it may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by U.S. Trust. To the extent that the FUND's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the FUND will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the FUND's assets were not so concentrated.

                     SECURITIES IN WHICH THE FUND MAY INVEST

         MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations which may be held by the FUND are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the FUND are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         The FUND's portfolio may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the FUND.

         The FUND may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments ("stripped") or both with respect to specific underlying Municipal Obligations. In general, such "stripped" Municipal Obligations are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from Federal income tax for such investor to the same extent as interest on the underlying Municipal Obligation. The FUNDs intend to purchase "stripped" Municipal Obligations only when the yield thereon will be, as described above, exempt from Federal income tax to the same extent as interest on the underlying Municipal Obligations. "Stripped" Municipal Obligations are considered illiquid securities subject to the 10% limit described in "Investment Limitations" in the Statement of Additional Information.

         FUTURES CONTRACTS. The FUND may purchase and sell municipal bond index and interest rate futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make a delivery of an amount equal to a specified dollar amount times the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

         The FUND may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to the municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

         The FUND will not engage in transactions in futures contracts for speculation, but only as a hedge against changes in market values of securities which it holds or intends to purchase where the transactions are intended to reduce risks inherent in the management of the FUND. The FUND may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC").



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         When  investing in futures  contracts,  the FUND must  satisfy  certain asset segregation requirements to ensure that the use of futures is unleveraged. When the FUND takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When the FUND takes a short position in a futures contract, the FUND must maintain a segregated account containing cash and/or certain liquid assets equal to the market value of the securities underlying such contract, less any margin or deposit, which must be at least equal to the market price at which the short position was established.

         Transactions by the FUND in futures contracts may subject the FUND to a number of risks. Successful use of futures by the FUND is subject to the ability of U.S. Trust to anticipate correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the FUND may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase, or it may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable income of the FUND.

         MONEY MARKET INSTRUMENTS. Money market instruments that may be purchased by the FUND in accordance with its investment objectives and policies stated above include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or by a savings association or savings bank which is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Investments in time deposits are limited to no more than 5% of the value of the FUND's total assets at time of purchase.

         Investments by the FUND in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, the FUND may acquire unrated commercial paper that is determined by U.S. Trust at the time of purchase to be of comparable quality to rated instruments that may be acquired by the FUND.

         Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the FUND, the FUND may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the FUND to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the FUND is not entitled to exercise its demand rights, and the FUND could, for this or other reasons, suffer a loss with respect to such instrument.

         REPURCHASE AGREEMENTS. As stated above, the FUND may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The FUND will enter into repurchase agreements only with financial institutions such as banks or broker/dealers which are deemed to be creditworthy by U.S. Trust under guidelines approved by the FUND's Board of Trustees. The FUND will not enter into repurchase agreements with U.S. Trust or its affiliates. Repurchase agreements maturing in more than seven days will be considered illiquid securities subject to the 10% limit described in "Investment Restrictions."

         The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the FUND to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.


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         INVESTMENT COMPANY  SECURITIES.  The FUND may also invest in securities issued by other investment companies that invest in high-quality, short-term securities and that determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses the FUND bears directly in connection with its own operations, as a shareholder of another investment company, the FUND would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the FUND's shareholders would indirectly bear the expenses of the FUND and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the FUND within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act").

         WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS. The FUND may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the FUND to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that forward commitments and "when-issued" purchases will not exceed 25% of the value of the FUND's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The FUND does not intend to engage in "when-issued" purchases and forward commitments for speculative purposes, but only in furtherance of its investment objectives.

         In addition, the FUND may acquire "stand-by commitments" with respect to Municipal Obligations that it holds. Under a "stand-by commitment," a dealer agrees to purchase, at the FUND's option, specified Municipal Obligations at a specified price. The FUND will acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by commitments" acquired by the FUND would be valued at zero in determining the FUND's net asset value.

RISK FACTORS:

         FUTURES CONTRACTS. The FUND may enter into contracts for the purchase or sale for future delivery of municipal bond indices or fixed-income securities which otherwise meet the FUND's investment policies, to the extent permitted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make a delivery of an amount equal to a specified dollar amount times the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific, interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place.

         The FUND will not use leverage when it enters into long futures or options contracts. For each such long position the FUND will deposit cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, having a value equal to the underlying commodity value of the contract as collateral with its custodian in a segregated account.

         No consideration is paid or received by the FUND upon entering into a futures contract. Upon entering into a futures contract, the FUND will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, equal to approximately 5% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the FUND upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in

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the  margin  account  if the FUND  fails to meet  its  contractual  obligations.
Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the FUND may elect to close the position by taking an opposite position, which will operate to terminate the FUND's existing position in the contract.

         There are several risks in connection with the use of futures contracts. Successful use of futures contracts is subject to the ability of FUND management to predict correctly movements in the price of the securities or currencies underlying the particular transaction. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of portfolio securities.

         Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the FUND intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the FUND to substantial losses. In such event, and in the event of adverse price movements, the FUND would be required to make daily cash payments of variation margin.

         REPURCHASE AGREEMENTS. The FUND may enter into repurchase agreements. Under a repurchase agreement, the FUND acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the FUND to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the FUND's money is invested. The FUND's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When the FUND enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans, as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, the Portfolio Adviser will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the FUND may incur a loss.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, the FUND may lend its portfolio securities in an amount up to 33-1/3% of total FUND assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with VCM or the Portfolio Adviser. The borrower at all times during the loan must maintain with the FUND cash or cash equivalent collateral or provide to the FUND an irrevocable letter of credit equal in value at all times to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the FUND any dividends or interest paid on such securities, and the FUND may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the FUND or the borrower at any time. The FUND may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.



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ILLIQUID SECURITIES

         The FUND has adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The FUND will not invest in illiquid securities if immediately after such investment more than 10% of the FUND's total assets (taken at market value) would be invested in such securities. The staff of the SEC defines an illiquid security as any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the company has valued the instrument.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The FUND may invest up to 10% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering."
Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. FUND management anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         FUND management will monitor the liquidity of restricted securities in the FUND's portfolio under the supervision of the FUND's Trustees. In reaching liquidity decision, FUND management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


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                             INVESTMENT RESTRICTIONS

         Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the FUND. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the FUND means, respectively, the vote of the lesser of (i) 67% or more of the shares of the FUND present at a meeting, if the holders of more than 50% of the outstanding shares of the FUND are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the FUND. The following are the FUND's investment restrictions set forth in their entirety.

         1. The FUND, a non-diversified management investment company, at the close of each quarter of the FUND's taxable year, has the following restrictions: (a) with respect to 50% of the FUND's total assets, the FUND may not invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the U.S. Government, its agencies and instrumentalities) and (b) with respect to the other 50% of the FUND's total assets, the FUND may not invest more than 25% of the market value of its total assets in a single issuer (except the securities of the U.S. Government, its agencies and instrumentalities). These two restrictions, hypothetically, could give rise to the FUND having securities, other than U.S. Government securities, of as few as twelve issuers.

         2. The FUND will not purchase a security if, as a result: (a) it would own more than 10% of any class or of the outstanding voting securities of any single company; (b) more than 5% of its total assets would be invested in the securities of companies (including predecessors) that have been in continuous operation for less than 3 years; (c) more than 25% of its total assets would be concentrated in companies within any one industry (except that this restriction does not apply to U.S. Government securities); or (d) more than 5% of net assets would be invested in warrants or rights. (Included within that amount, but not to exceed 2% of the value of the FUND's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.)

         3. The FUND may borrow money from a bank solely for temporary or emergency purposes (but not in an amount equal to more than 20% of the market value of its total assets). This does not preclude the FUND from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. The FUND will not purchase additional securities while the amount of any borrowings is in excess of 5% of the market value of its total assets.

         4. The FUND will not make loans of money or securities except (i) through repurchase agreements, (ii) through loan participations, and
         (iii) through the lending of its portfolio securities as described in the Prospectus and in this Statement of Additional Information.

         5. The FUND may not invest more than 10% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         6. The FUND may not pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by Restriction 3 above, the FUND may pledge securities having a value at the time of pledge not exceeding 10% of the market value of the FUND's total assets. Collateral arrangements with respect to the FUND's permissible futures transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction.

         7. The FUND may not buy any securities or other property on margin (except for the deposit of initial or variation margin in connection with hedging and risk management transactions and for such short term credits as are necessary for the clearance of transactions) or engage in short sales.

         8. The FUND may not invest in companies for the purpose of exercising control or management.

         9. The FUND may not underwrite securities issued by others except to the extent that the FUND may be deemed an underwriter when purchasing or selling portfolio securities.

         10. The FUND may not purchase or retain securities of any issuer (other than the shares of the FUND) if to the FUND's knowledge, those officers and Trustees of the FUND and the officers and directors of VCM or the Portfolio Adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         11. The FUND may not purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate).

         12. The FUND may not invest directly in oil, gas, or other mineral exploration or development programs or leases.

         13. The FUND may not issue senior securities.

         In order to permit the sale of shares of the FUND in certain states, the FUND may make commitments more restrictive than the restrictions described above. Should the FUND determine that any such commitment is no longer in the best interests of the FUND and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

         Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                             PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the FUND by the Portfolio Adviser subject to the supervision of VCM and the Trustees and pursuant to authority contained in the Investment Advisory Contract between the FUND and VCM, and the Sub-Advisory Agreement between VCM and the Portfolio Adviser. In selecting such brokers or dealers, the Portfolio Adviser will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

         In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the FUND or to the Portfolio Adviser for the FUND's use, which in the opinion of the Trustees, are reasonable and necessary to the FUND's normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the FUND or to the Portfolio Adviser. Such allocation shall be in such amounts as VCM or the Portfolio Adviser shall determine and the Portfolio Adviser shall report regularly to VCM who will in turn report to the Trustees on the allocation of brokerage for such services.

         The receipt of research from broker-dealers may be useful to the Portfolio Adviser in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of the Portfolio Adviser's other clients may be useful to the Portfolio Adviser in carrying out its obligations to the FUND. The receipt of such research may not reduce the Portfolio Adviser's normal independent research activities.

         The Portfolio Adviser is authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the FUND and are authorized to use Federated Securities Corp. ("the Distributor"), and the Portfolio Adviser or an affiliated broker-dealer on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the-Counter market. Any profits resulting from portfolio transactions earned by the Distributor as a result of FUND transactions will accrue to the benefit of the shareholders of the Distributor who are also shareholders of VCM. The Investment Advisory Contract does not provide for any reduction in the management fee as a result of profits resulting from brokerage commissions effected through the Distributor. In addition, the Sub-Advisory Agreement between VCM and the Portfolio Adviser does not provide for any reduction in the advisory fees as a result of profits resulting from portfolio transactions effected through the Portfolio Adviser or an affiliated brokerage firm. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal years ended April 30, 1996 and 1995, the FUND paid no brokerage commissions. For the period from August 12, 1993 (commencement of operations) to April 30, 1994, the FUND paid no brokerage commissions.

         The Trustees have adopted certain procedures incorporating the standards of Rule 17e-1 issued under the 1940 Act which requires that the commissions paid to the Distributor or to the Portfolio Adviser or an affiliated broker-dealer must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require VCM to furnish reports to the Trustees and to maintain records in connection with such reviews.

         Brokers or dealers who execute portfolio transactions on behalf of the FUND may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions; provided, VCM determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or VCM's overall responsibilities to the FUND.

         It may happen that the same security will be held by other clients of VCM or of the Portfolio Adviser. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by VCM to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the FUND is concerned. In other cases, however, the ability of the FUND to participate in volume transactions will produce better executions for the FUND.

         For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal years ended April 30, 1996 and 1995, the FUND's annual rates of portfolio turnover were approximately 163%, 25%, 275%, and 170%, respectively.

                         COMPUTATION OF NET ASSET VALUE

         The net asset  value of the FUND is  determined  at 4:00 p.m.  (Eastern
Time) on each day that the New York Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Year's Day, Presidents' Day, Good Friday, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

DETERMINING MARKET VALUE OF SECURITIES

         Market or fair values of the FUND's portfolio securities are determined as follows:

         o according to the last reported sales price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser or sub-adviser, is used.);
         o according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
         o for short-term obligations, according to the prices furnished by an independent pricing service, except that short-term obligations with remaining maturities of 60 days or less at the time of purchase, may be valued at amortized cost; or
         o        at fair value as determined in good faith by the Trustees.

         Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality ; coupon rate; maturity; type of issue; trading characteristics; and other market data.

                             PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

          P(1 + T)n    =    ERV

            Where P    =    a hypothetical initial payment of $1,000

                  T    =    average annual total return

                  n    =    number of years (1, 5 or 10)

                ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

         The FUND's aggregate annualized total rate of return, reflecting the initial investment and reinvestment of all dividends and distributions for the fiscal year ended September 30, 1997, and the period from May 1, 1996 through September 30, 1996 was 9.59% and 7.27%, respectively. For the fiscal year ended April 30, 1996 and since inception (August 12, 1993 through September 30, 1997) the FUND's aggregate annualized total rates of return were 6.86% and 7.63%, respectively.

         The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. and Morningstar, Inc., or similar independent services or financial publications, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee, which was in effect from August, 1993 to 1994, from the initial value invested. The FUND will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurring charge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

         In addition to the total return quotations discussed above, the FUND may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the FUND's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                                    YIELD =   2[(      a-b        +1)6-1]
                                       cd

         Where:   a =      dividends and interest earned during the period.

                           b = expenses accrued for the period (net of reimbursements).

                           c        =  the  average   daily   number  of  shares
                                    outstanding during the period that were entitled to receive dividends.

                           d = the maximum  offering price per share on the last
day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the FUND based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the FUND's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the FUND's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the FUND will disclose the pro rata share of the account opening fee. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the Commission's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The FUND'S yield for the 30-day period ended September 30, 1997 was 4.18%.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.

         The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The FUND has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the FUND is not subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, including foreign currency gains and loss) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its "investment company taxable income" (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Please note that the below-listed and defined "Short-Short Gain Test" has been repealed pursuant to the Taxpayer Relief Act of 1997, effective for taxable years beginning after the date of enactment. For purposes of the FUND, the effective date of the repeal will be October 1, 1997. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company with investment objectives, policies and restrictions similar to the FUND must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, or securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. At September 30, 1997, the FUND had a net capital loss carryover of $354,460, which is available through the year 2003 to offset future capital gains.

         In general, gain or loss recognized by the FUND on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the FUND at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the FUND held the debt obligation.

         Generally, for purposes of determining whether capital gain or loss recognized by the FUND on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the FUND as part of a "straddle" (which term generally excludes a situation where the asset is stock and the FUND grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the FUND grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the FUND may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the FUND on the lapse of, or any gain or loss recognized by the FUND from a closing transaction with respect to, an option written by the FUND will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the FUND will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the FUND may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by the FUND (such as regulated futures contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contract have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The FUND may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the FUND that are not Section 1256 contracts. The Internal Revenue Service has held in several private rulings and Treasury Regulations now provide that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, or any net long-term capital loss incurred after October 31 as if they had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the FUND must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the FUND's taxable year, at least 50% of the value of the FUND's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the FUND has not invested more than 5% of the value of the FUND's total assets in securities of such issuer and as to which the FUND does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the FUND controls and which are engaged in the same or similar trades or businesses. Generally, options (call or put) with respect to a security are treated as issued by the issuer of the security and not by the issuer of the option.

         If for any taxable year the FUND does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will he subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company  shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the FUND may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         The FUND anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations.

         The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute any such amounts. Net capital gain distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the FUND prior to the date on which the shareholder acquired his shares.

         Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the FUND will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the FUND (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the FUND reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the FUND, distributions of such amounts will be taxable to the shareholder as dividends in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the FUND into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

         The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the FUND that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of the FUND in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the FUND will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the FUND is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the FUND is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the FUND's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having been paid. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the FUND and capital gain dividends.

         If the income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the FUND will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. Federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the FUND with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the FUND under their particular circumstances.

                           BLANCHARD FUNDS MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, and present positions with Blanchard Funds, and principal occupations.

JOHN F. DONAHUE@*
FEDERATED INVESTORS TOWER
PITTSBURGH, PA                                                CHAIRMAN AND TRUSTEE OF THE FUND; Chairman and
BIRTHDATE: JULY 28, 1924                                      Trustee, Federated Investors, Federated Advisers,
                                                              Federated Management, and Federated Research;
                                                              Chairman and Director, Federated Research Corp. and
                                                              Federated Global Research Corp.; Chairman, Passport
                                                              Research, Ltd.; Chief Executive Officer and
                                                              Director or Trustee of the Funds. Mr. Donahue is
                                                              the father of J. Christopher Donahue, Executive
                                                              Vice President of the Trust.


THOMAS G. BIGLEY
15 OLD TIMBER TRAIL
PITTSBURGH, PA
BIRTHDATE: FEBRUARY 3, 1934                                   TRUSTEE OF THE FUND; Chairman of the Board,
                                                              Children's Hospital of Pittsburgh formerly, Senior
                                                              Partner, Ernst & Young LLP; Director, MED 3000
                                                              Group, Inc.; Director, Member of Executive
                                                              Committee, University of Pittsburgh; Director or
                                                              Trustee of the Funds.

JOHN T. CONROY, JR.
WOOD/IPC COMMERCIAL DEPARTMENT
JOHN R. WOOD AND ASSOCIATES,
  INC., REALTORS
3255 TAMIAMI TRAIL NORTH
NAPLES, FL                                                    TRUSTEE OF THE FUND; President, Investment
BIRTHDATE: JUNE 23, 1937                                      Properties Corporation; Senior Vice-President, John
                                                              R. Wood and Associates, Inc., Realtors; Partner or
                                                              Trustee in private real estate ventures in
                                                              Southwest Florida; formerly, President, Naples
                                                              Property Management, Inc. and Northgate Village
                                                              Development Corporation; Director or Trustee of the
                                                              Funds.


WILLIAM J. COPELAND
ONE PNC PLAZA - 23RD FLOOR
PITTSBURGH, PA                                                TRUSTEE OF THE FUND; Director and Member of the
BIRTHDATE: JULY 4, 1918                                       Executive Committee, Michael Baker, Inc.; formerly,
                                                              Vice Chairman and Director, PNC Bank, N.A., and PNC
                                                              Bank Corp. and Director, Ryan Homes, Inc.; Director
                                                              or Trustee of the Funds.






JAMES E. DOWD
571 HAYWARD MILL ROAD
CONCORD, MA                                                   TRUSTEE OF THE FUND; Attorney-at-law; Director, The
BIRTHDATE: MAY 18, 1922                                       Emerging Germany Fund, Inc.; Director or Trustee of
                                                              the Funds.

LAWRENCE D. ELLIS, M.D.*
3471 FIFTH AVENUE, SUITE 1111
PITTSBURGH, PA                                                TRUSTEE OF THE FUND; Professor of Medicine,
BIRTHDATE: OCTOBER 11, 1932                                   University of Pittsburgh; Medical Director,
                                                              University      of
                                                              Pittsburgh Medical
                                                              Center - Downtown;
                                                              Member,  Board  of
                                                              Directors,
                                                              University      of
                                                              Pittsburgh Medical
                                                              Center;  formerly,
                                                              Hematologist,
                                                              Oncologist,    and
                                                              Internist,
                                                              Presbyterian   and
                                                              Montefiore
                                                              Hospitals;
                                                              Director        or
                                                              Trustee   of   the
                                                              Funds.

EDWARD L. FLAHERTY, JR.@
MILLER AMENT HENNY & KOCHUBA
205 ROSS STREET                                               TRUSTEE OF THE FUND; Attorney of Counsel, Miller,
PITTSBURGH, PA                                                Ament, Henny & Kochuba; Director, Eat'N Park
BIRTHDATE: JUNE 18, 1924                                      Restaurants, Inc.; formerly, Counsel, Horizon
                                                              Financial, F.A., Western Region; Director or
                                                              Trustee of the Funds. .

EDWARD C. GONZALES*
FEDERATED INVESTORS TOWER
PITTSBURGH, PA                                                PRESIDENT, TREASURER AND TRUSTEE OF THE FUND;
BIRTHDATE: OCTOBER 22, 1930                                   Vice Chairman, Treasurer, and Trustee, Federated
                                                              Investors;    Vice
                                                              President,
                                                              Federated
                                                              Advisers,
                                                              Federated
                                                              Management,
                                                              Federated
                                                              Research,
                                                              Federated Research
                                                              Corp.,   Federated
                                                              Global    Research
                                                              Corp. and Passport
                                                              Research,    Ltd.;
                                                              Executive     Vice
                                                              President      and
                                                              Director,
                                                              Federated
                                                              Securities  Corp.;
                                                              Trustee, Federated
                                                              Shareholder
                                                              Services  Company;
                                                              Trustee         or
                                                              Director  of  some
                                                              of   the    Funds;
                                                              President,
                                                              Executive     Vice
                                                              President      and
                                                              Treasurer  of some
                                                              of the Funds.

PETER E. MADDEN
ONE ROYAL PALM WAY
100 ROYAL PALM WAY
PALM BEACH, FL                                                TRUSTEE OF THE FUND; Consultant; Former State
BIRTHDATE: MARCH 16, 1942                                     Representative, Commonwealth of Massachusetts;
                                                              formerly, President, State Street Bank and Trust
                                                              Company and State Street Boston Corporation;
                                                              Director or Trustee of the Funds.





JOHN E. MURRAY, JR., J.D., S.J.D.
DUQUESNE UNIVERSITY
PITTSBURGH, PA                                                TRUSTEE OF THE FUND; President, Law Professor,
BIRTHDATE: DECEMBER 20, 1932                                  Duquesne University; Consulting Partner, Mollica &
                                                              Murray; Director or Trustee of the Funds.

WESLEY W. POSVAR
1202 CATHEDRAL OF LEARNING
UNIVERSITY OF PITTSBURGH
PITTSBURGH, PA                                                TRUSTEE OF THE FUND; Professor, International
BIRTHDATE: SEPTEMBER 14, 1925                                 Politics; Management Consultant; Trustee, Carnegie
                                                              Endowment      for
                                                              International
                                                              Peace,        RAND
                                                              Corporation,
                                                              Online    Computer
                                                              Library    Center,
                                                              Inc.,     National
                                                              Defense
                                                              University,    and
                                                              U.S.         Space
                                                              Foundation;
                                                              President
                                                              Emeritus,
                                                              University      of
                                                              Pittsburgh;
                                                              Founding Chairman;
                                                              National  Advisory
                                                              Council        for
                                                              Environmental
                                                              Policy         and
                                                              Technology,
                                                              Federal  Emergency
                                                              Management
                                                              Advisory Board and
                                                              Czech   Management
                                                              Center,    Prague;
                                                              Director        or
                                                              Trustee   of   the
                                                              Funds. .

MARJORIE P. SMUTS
4905 BAYARD STREET
PITTSBURGH, PA                                                TRUSTEE OF THE FUND; Public
BIRTHDATE: JUNE 21, 1935                                      Relations/Marketing/Conference Planning; Director
                                                              or Trustee of the Funds.

J. CHRISTOPHER DONAHUE
FEDERATED INVESTORS TOWER
PITTSBURGH, PA                                                EXECUTIVE VICE PRESIDENT OF THE FUND; President
BIRTHDATE: APRIL 11, 1949                                     and Trustee, Federated Investors, Federated
                                                              Advisers, Federated Management, and Federated
                                                              Research:; President and Director, Federated
                                                              Research Corp. and Federated Global Research Corp.;
                                                              President, Passport Research, Ltd.; Trustee,
                                                              Federated Shareholder Services Company, and
                                                              Federated Shareholder Services; Director, Federated
                                                              Services Company; President or Executive Vice
                                                              President of the Funds; Director or Trustee of some
                                                              of the Funds. Mr. Donahue is the son of John F.
                                                              Donahue, Chairman and Trustee of the Trust.





JOHN W. MCGONIGLE
FEDERATED INVESTORS TOWER
PITTSBURGH, PA                                                EXECUTIVE VICE PRESIDENT, AND SECRETARY
BIRTHDATE: OCTOBER 26, 1938                                   OF THE FUND; Executive Vice President, Secretary,
                                                              and       Trustee,
                                                              Federated
                                                              Investors;
                                                              Trustee, Federated
                                                              Advisers,
                                                              Federated
                                                              Management,    and
                                                              Federated
                                                              Research;
                                                              Director,
                                                              Federated Research
                                                              Corp.          and
                                                              Federated   Global
                                                              Research    Corp.;
                                                              Trustee, Federated
                                                              Shareholder
                                                              Services  Company;
                                                              Director,
                                                              Federated Services
                                                              Company; President
                                                              and       Trustee,
                                                              Federated
                                                              Shareholder
                                                              Services;
                                                              Director,
                                                              Federated
                                                              Securities  Corp.;
                                                              Executive     Vice
                                                              President      and
                                                              Secretary  of  the
                                                              Funds;   Treasurer
                                                              of   some  of  the
                                                              Funds.

RICHARD B. FISHER
FEDERATED INVESTORS TOWER
PITTSBURGH, PA                                                VICE PRESIDENT OF THE FUND; Executive Vice
BIRTHDATE: MAY 17, 1923                                       President and Trustee, Federated
                                                              Investors, Chairman and Director, Federated
                                                              Securities Corp.; President or Vice President of
                                                              some of the Funds; Director or Trustee of some of
                                                              the Funds.

JOESEPH S. MACHI
FEDERATED INVESTORS TOWER
PITTSBURGH, PA                                                VICE PRESIDENT  AND ASSISTANT TREASURER; Vice
BIRTHDATE: MAY 22, 1962                                       President and Assistant Treasurer of some of the
                                                              Funds.


* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.
@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

         As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

FUND OWNERSHIP

         As of October 29, 1997, Officers and Trustees own less than 1% of the outstanding shares of each Fund.

         To the best knowledge of the FUND, as of October 29, 1997, the following shareholders owned 5% or more of the outstanding shares of the FUND:
Stephens Inc., Little Rock, AR, for the exclusive benefit of its customers, owned approximately 547,502 shares (12.69%), and William J. Harnett, Waldorf, MD, owned approximately 343,023 shares (7.95%).

OFFICERS AND TRUSTEES COMPENSATION

-------------------------------------- ------------------------------------- -------------------------------------
                                       AGGREGATE COMPENSATION FROM           TOTAL COMPENSATION PAID TO TRUSTEES
NAME, POSITION                         THE TRUST*                            FROM THE FUND AND FUND COMPLEX**
WITH THE TRUST
-------------------------------------- ------------------------------------- -------------------------------------
-------------------------------------- ------------------------------------- -------------------------------------
John F. Donahue, Chairman and Trustee  $0                                    $0 for the Fund Complex
Thomas G. Bigley, Trustee              $1,011                                $3,217 for the Fund Complex
John T. Conroy, Jr., Trustee           $1,114                                $3,538 for the Fund Complex
William J. Copeland, Trustee           $1,114                                $3,538 for the Fund Complex
James E. Dowd, Trustee                 $1,114                                $3,538 for the Fund Complex
Lawrence D. Ellis, M.D., Trustee       $1,011                                $3,217 for the Fund Complex
Edward L. Flaherty, Jr., Trustee       $1,114                                $3,538 for the Fund Complex
Edward C. Gonzales, President and      $0                                    $0 for the Fund Complex
Trustee
Peter E. Madden, Trustee               $1,011                                $3,217 for the Fund Complex
John E. Murray, Jr., J.D., S.J.D.,     $1,011                                $3,217 for the Fund Complex
Trustee
Wesley W. Posvar, Trustee              $1,011                                $3,217 for the Fund Complex
Marjorie P. Smuts                      $1,011                                $3,217 for the Fund Complex
Trustee

* The aggregate compensation for the fiscal year ended 9/30/97 is provided for the Trust which is comprised of five portfolios.
**The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc. and The Virtus Funds for the fiscal year ended 9/30/97.

                               MANAGEMENT SERVICES

MANAGER TO THE TRUST

         The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

         The manager shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

MANAGEMENT FEES

         For its services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND's investment management fee paid to VCM was $169,751 and $71,788, respectively, of which $142,067 and $71,788, respectively, was voluntarily waived. For the fiscal year ended April 30, 1996, the FUND's investment management fee paid to the prior manager and to VCM was $132,013 and $30,642, respectively, all of which was voluntary waived. For the fiscal years ended April 30, 1995, the FUND's investment management fee paid to the prior manager were $127,835, all of which was voluntarily waived. For the period from August 12, 1993 (commencement of operations) to April 30, 1994, the FUND's investment management fee paid to the prior manager was $89,180, all of which was voluntarily waived.

                          PORTFOLIO MANAGEMENT SERVICES

         Pursuant to a sub-advisory agreement which became effective on July 12, 1995, (the "Sub-Advisory Agreement") between VCM and United States Trust Company of New York ("U.S. Trust"), VCM has delegated to U.S. Trust the authority and responsibility to make and execute decisions for the FUND within the framework of the FUND's investment policies, subject to review by VCM and the Board of Trustees of the FUND. Under the terms of the Sub-Advisory Agreement, U.S. Trust has discretion to purchase and sell securities, except as limited by the FUND's investment objective, policies and restrictions.

         The Sub-Advisory Agreement provides for the payment to U.S. Trust, by VCM, of monthly compensation based on the FUND's average daily net assets for providing investment advice to the FUND and managing the investment of assets of the FUND. For the services to be rendered, VCM shall pay U.S. Trust a monthly fee at the annual rate of 0.20% of the FUND's average daily net assets. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the aggregate amount paid to U.S. Trust by VCM was $45,267 and $19,145, respectively. For the fiscal year ended April 30, 1996, the aggregate amount paid to U.S. Trust and prior sub-adviser by VCM and the prior manager was $42,605. For the fiscal year ended April 30, 1995 and the period from August 12, 1993 (commencement of operations) to April 30, 1994, the aggregate amounts paid to the prior sub-adviser by the prior manager were $34,662 and $9,758, respectively.

         The Sub-Advisory Agreement dated July 12, 1995 was approved by the FUND's Board of Trustees and the FUND's shareholders. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the FUND or U.S. Trust at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the Investment Company Act. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the FUND or by a vote of the majority of the outstanding voting securities of the FUND, provided, that in either event, such continuance is also approved by the vote of the majority of the Trustees who are not parties cast in person at a meeting called for the purpose of voting on such approval.

                                    CUSTODIAN

         Signet Trust Company is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives a fee at an annual rate of .05% on the first $10 million of average net assets of each of the six respective portfolios and .025% on average net assets in excess of $10 million. There is a $20 fee imposed on each transaction. The custodian fee received during any fiscal year shall be at least $1,000 per Fund.

                             ADMINISTRATIVE SERVICES


         Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal year ended April 30, 1996, Federated Administrative Services earned $75,000, $31,438 and $31,841, respectively, in administrative services fees, of which $39,951, $22,290 and $0, respectively, were voluntarily waived. For the fiscal years ended April 30, 1995 and 1994, the administrative services fees were included as part of the Management fee.

                                DISTRIBUTION PLAN


         The Trust has adopted a Plan for Shares of the Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the Funds' Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the Fund and its shareholders and (ii) stimulate administrators to render administrative support services to the Fund and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Funds; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND accrued payments under the Plan amounting to $56,584 and $23,929, respectively, all of which were voluntarily waived. For the fiscal year ended April 30, 1996 the FUND accrued payments under the Plan amounting to $54,218, all of which was voluntarily waived.

         Other benefits which the Fund hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

         By adopting the Plan, the then Board of Trustees expected that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objective, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

                             DESCRIPTION OF THE FUND

         SHAREHOLDER AND TRUSTEE LIABILITY. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.

         The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         VOTING RIGHTS. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

         The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.

                               SHAREHOLDER REPORTS

         Shareholders will receive reports semi-annually showing the investments of the FUND and other information. In addition, shareholders will receive annual financial statements audited by the FUND's independent accountants.

         The financial statements for the fiscal year ended September 30, 1997, are incorporated herein by reference from the FUND's Annual Report dated September 30, 1997. A copy of the FUND'S Annual Report may be obtained without charge by contacting Signet Financial Services, Inc. at 1-800-829-3863.

                                   APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
BOND RATINGS:

         AAA: Bonds which are rated Aaa judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in the generic rating classifications Aa and A in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

         Issuers rated PRIME-1 or P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 or P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
                                      A-26

DESCRIPTION OF STANDARD AND POOR'S CORPORATION'S
BOND RATINGS:

         AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         PLUS (+) OR MINUS (-): The ratings AA and A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS:

         S&P's  commercial   paper  ratings  are  current   assessments  of  the
likelihood of timely payment of debts having an original maturity of no more than 365 days.

         A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

NOTES WITH RESPECT TO ALL RATINGS:

         Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal that are similar to the risks of lower-rated bonds. The Fund is dependent on Fund management's judgment, analysis and experience in the evaluation of such bonds.

         Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.








Cusip 093212603
G01386-13

                                      A-27







-------------------------------------------------------------------------------
 PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

Dear Investor:

I'm pleased to present the Annual Report to Shareholders for the Blanchard Group of Funds. This report covers the funds' fiscal year, which is the period from October 1, 1996 through September 30, 1997.

For greater efficiency in printing and mailing, this report now combines information for all funds. It begins with a commentary by the portfolio manager, and follows with a complete list of holdings and financial statements for each fund.

A fund-by-fund summary for the period follows:

 . BLANCHARD GLOBAL GROWTH FUND
The fund's diversified portfolio of U.S. and foreign stocks and bonds+ produced a solid total return of 13.20%* through dividends totaling $0.21 per share and capital gains totaling $2.26 per share. Assets in the fund totaled more than $62 million at the end of the period.

 . BLANCHARD PRECIOUS METALS FUND, INC.
Due to extremely weak market conditions, the fund's portfolio of precious metals investments and securities of mining companies produced a negative total return of (15.24%).* While the fund paid dividends totaling $0.30 per share and capital gains totaling $2.25 per share, the fund's share price fell from $8.90 to $5.37 as prices of the fund's holdings declined with the market. The fund's assets closed the period at $67 million.

 . BLANCHARD FLEXIBLE INCOME FUND
The fund's diversified portfolio of fixed income securities paid monthly dividends totaling $0.31 per share and recorded a $0.14 per share increase in net asset value. As a result, the fund achieved a total return of 9.53%.* The fund's assets reached $155 million.

 . BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
The fund's conservative portfolio of fixed income securities produced a total return of 7.24%* through monthly dividends totaling $0.17 per share, and a $0.04 per share increase in net asset value. Assets in the fund totaled more than $133 million.

 . BLANCHARD FLEXIBLE TAX-FREE BOND FUND
Designed for tax-sensitive investors, this fund paid federally tax-free dividends totaling $0.25 per share.** Through this income stream and a $0.25 per share increase in net asset value, the fund achieved a total return of 9.59%.* Assets reached $24 million.


-------------------------------------------------------------------------------
 PRESIDENT'S MESSAGE (CONTINUED)
-------------------------------------------------------------------------------

Thank you for pursuing your financial goals through the Blanchard Group of Funds. If you are not already doing so, consider reinvesting your earnings automatically in additional shares. It's a convenient way to gain the advantage of compounding--and increase your opportunity to participate in key financial markets over time.

                             Sincerely,

                             /s/ Edward C. Gonzales

                             Edward C. Gonzales
                             President
                             November 15, 1997



 +Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
 *Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**Income may be subject to the federal alternative minimum tax and state and local taxes.



Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Global Growth Fund for the fiscal year ended September 30, 1997.

["Graphic representation A1 omitted. See Appendix."]

  The Blanchard Global Growth Fund's total return (price change plus reinvestment of distributions) for the year ending September 30, 1997 was 13.20%. By comparison, the Morgan Stanley World Index (MSCI World) rose 24.12%, and the Salomon Brothers World Government Bond Index (WGBI) was up 2.41% for the same period.*

  During the past year, equity markets substantially outperformed bond markets around the globe. It appears the markets have priced in a continued period of strong economic growth with low inflation. Equity markets in Continental Europe performed better than the rest of the world, mainly because corporate earnings have increased. Corporate earnings increased due to a pick up in economic growth, and an increase in exports (due to their weaker currencies), as well as from gains in productivity. Among the major stock markets, only

*The Morgan Stanley World Index is based on the share prices of approximately
 1,600 companies listed on the stock exchanges of 22 countries. The Salomon Brothers World Government Bond Index is comprised of 17 Government bond markets whose eligibility is determined based on market capitalization and investment criteria; a market's issues must total at least US$20 billion, DM30 billion, and 2.5 trillion for three consecutive months, after which it will be added to the SBWGBI at the end of the following quarter. These indices are unmanaged. Actual investment cannot be made in an index.



the Japanese stock market declined during the past year. The low interest rate environment in Japan has yet to spur economic growth, as the deregulation of the financial industry has been slow.

  The Blanchard Global Growth Fund benefited from its exposure to equities, since equities posted higher returns than bonds. However, our allocation across equity markets did not help performance. We were overweighted in Continental Europe and Japan and underweighted in the United States. Our currency hedging strategy added value, since the U.S. Dollar strengthened against most currencies in Continental Europe and Japan. We continue to hedge a portion of our Japanese Yen, Swiss Franc, and Dutch Guilder exposure.

  During the past year, the Blanchard Global Growth Fund sold equities in favor of fixed income securities, as the result of strong equity performance during the past year. We also shifted a portion of the fund out of U.S. equities and into foreign equities. Continental Europe and Japan offer more attractive values, since the U.S. equity market has appreciated substantially in the past few years. We believe the gloom has been overdone in Japan, and the stock market reflects attractive long-term value.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Thomas B. Hazuka

                         Thomas B. Hazuka, Ph.D.
                         Chief Investment Officer
                         Mellon Capital Management Corporation

                         Portfolio Manager of the
                         Blanchard Global Growth Fund



Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Precious Metals Fund for the fiscal year ended September 30, 1997.

["Graphic representation A2 omitted. See Appendix."]

                               THE YEAR IN REVIEW

  One year ago, gold was trading around the $380 level and concerns were mounting that the International Monetary Fund, or IMF, was likely to sell 5 million ounces of gold to fund capital projects in developing countries. This and other concerns, such as the strengthening U.S. dollar, moved us to adopt a more defensive posture in the portfolio to reflect the increasing likelihood that the gold price would come under pressure.

  This turned out to be quite an understatement, as large sales of gold by central banks, particularly the Dutch and Australians, drove the yellow metal sharply lower. Central bank sales are almost impossible to forecast except for the general expectation that they do occur every year, but generally in quantities that don't disrupt the market. This is partly because other central banks tend to buy about half of the gold sold by their sister institutions. In the 1990's, central bank gold sales have netted out to about 7.5 million ounces per year when central bank buying is accounted for.


  Surprisingly, the past year has not been terribly out of the ordinary. About 15 million ounces of central bank gold has been sold, with perhaps 9 million of this not taken up by other central bank purchases. Ordinarily, one would not expect the price of gold to swoon by as much as 19% (from $380 to $308) in response. However, this time was different in a very significant way.

  Aggressive speculative short sales of gold accompanied every announcement of a central bank sale. Large quantities of gold have been borrowed from central banks at a borrowing cost of 2-3% per annum and sold in the marketplace in what turned out to be a successful effort to drive the gold price lower. These speculators have correctly assumed that gold buyers will be timid in the face of a growing perception that some banks are less willing to hold onto their sizable gold holdings.

  Estimates of the quantity of gold borrowed and sold short range as high as 2,000 metric tons, which is about 65 million ounces! Clearly, this swamps the actual amount of gold sold by the banks and amply explains the sharp gold price decline, which has in turn pushed most gold equities dramatically lower. In line with the gold price decline, the Blanchard Precious Metals Fund declined by 15.24% in the past year.

                                  A LOOK AHEAD

  The dominant theme of increasing and long-lasting central bank gold sales continues to weigh heavily on the bullion price as 1997 draws to a close. In recent days, the focal point of the issue has become the potential for sales of Swiss gold reserves starting in the year 2000. These sales could come about in response to a change in the Swiss constitution, which would eliminate or reduce the requirement for a gold backstop in the money supply. Complicating the issue is the proposal to create a Solidarity Foundation for charitable purposes, which would be funded in part by gold bullion sales, perhaps as much as 800 metric tons (about 26 million ounces).

  These proposals would both require political approval, followed by popular approval in a national referendum. If successful, the gold would be sold gradually over a period of five to eight years. The worst-case scenario at present seems to be the addition of 9 million ounces of gold to the annual supply-demand equation, which would last 5 years. Putting this into perspective, the annual gold market is currently sized at 130 million ounces of gold, so this is a manageable quantity. However, the larger issue is whether a significant change in central bank attitudes toward gold is at hand. If central banks are more willing to part with their gold in the years ahead, then gold will settle into a lower trading range than we have become accustomed to in the past ten years. If instead, the net supply of central bank gold remains at less than ten million ounces per year as in the past, then we can look forward to an explosive rally in the gold market as the huge outstanding short position is bought back.

  We lean toward the latter scenario, particularly since gold is now trading below the cost of production for about one quarter of the global gold mining community! New mining projects are being canceled or deferred and the supply of newly mined gold and scrap is now falling. Nonetheless, caution is the order of the day until we discern a more predictable upward path for the gold price.

  Thank you for your continued patronage.

                           Sincerely,

                           /s/ Peter C. Cavelti

                           Peter C. Cavelti
                           Chairman and CEO
                           Cavelti Capital Management Ltd.

                           Portfolio Manager of the
                           Blanchard Precious Metals Fund, Inc.

Dear Shareholders,

  Enclosed please find the annual report for your Blanchard Flexible Income Fund for the fiscal year ended September 30, 1997.

["Graphic representation A3 omitted. See Appendix."]

  The past year has been one of relatively good economic growth and declining inflation. The Federal Reserve Board (the "Fed") has continued its policy of promoting price stability and the market has responded by pushing bonds yields lower.

  The fund has benefited from this environment as the investments in high yield bonds* and mortgage backed securities have not only earned attractive yields, but have also appreciated in price. The third allocation, U.S. Treasurys, has provided the anchor to the portfolio.

  Looking forward, we are increasingly concerned with the tight labor markets and high resource utilization currently existing in the U.S. In order to relieve these pressures, higher interest rates will probably be required. However, if the Fed continues to be vigilant in its fight against inflation, significant interest rate increases should not be in the offing.

*Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.


  While the markets will undoubtedly have bouts of volatility, relative stability may remain the norm. In this environment, the fund should continue to benefit from its prudent blend of financial assets.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Jack D. Burks

                         Jack D. Burks
                         Managing Director of OFFITBANK

                         Portfolio Manager of the
                         Blanchard Flexible Income Fund


Dear Shareholders,

  Enclosed please find the annual report for your Blanchard Short-Term Flexible Income Fund for the fiscal year ended September 30, 1997.

["Graphic representation A4 omitted. See Appendix."]

  The past year has been one of relatively good economic growth and declining inflation. The Federal Reserve Board (the "Fed") has continued its policy of promoting price stability and the market has responded by pushing bond yields lower.

  The fund has benefited from this environment as the investments in high yield bonds* and mortgage backed securities have not only earned attractive yields, but have also appreciated in price. The third allocation, U.S. Treasurys, has provided the anchor to the portfolio.

  Looking forward, we are increasingly concerned with the tight labor markets and high resource utilization currently existing in the U.S. In order to relieve these pressures, higher interest rates will probably be required. However, if the Fed continues to be vigilant in its fight against inflation, significant interest rate increases should not be in the offing.

*Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.


  While the markets will undoubtedly have bouts of volatility, relative stability may remain the norm. In this environment, the fund should continue to benefit from its prudent blend of financial assets.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Jack D. Burks

                         Jack D. Burks
                         Managing Director of OFFITBANK

                         Portfolio Manager of the
                         Blanchard Short-Term Flexible Income Fund


Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Flexible Tax-Free Bond Fund for the fiscal year ended September 30, 1997.

["Graphic representation A5 omitted. See Appendix."]

  The past fiscal year was an excellent one for investors in the Blanchard Flexible Tax-Free Bond Fund. Interest rates declined during the first fiscal quarter, but rose sharply in early 1997 as the Federal Reserve Board raised interest rates to slow an extremely strong economy and quell inflation fears. Although the economy continued to grow at a 3.5% - 4% rate over the next two quarters, inflation continued moderate with the consumer price index rising only 2.2% over the past 12 months. Consequently, interest rates declined during the final two quarters of the fund's fiscal year.

  The Blanchard Flexible Tax-Free Bond Fund was invested in a portfolio of longer-term, high-quality tax exempt bonds, with a maturity of approximately 20 years for most of the year. During the latter part of the fiscal year, cash reserves were raised to reduce the average maturity of the fund in anticipation of possible interest rate increases.

  Overall, the fund had an excellent year, posting a total return of 9.59% versus 8.43% for the Lehman Brothers Current Municipal Bond Index.+


  Additionally, the fund was ranked #31 by Lipper Analytical Services out of 233 funds in its category of general municipal debt funds for total cumulative reinvested performance for the twelve month period ended 9/30/97. The fund also outperformed the Lipper General Municipal Debt Fund average of 8.59%.++

  Morningstar has awarded the Blanchard Flexible Tax-Free Bond Fund its 4-star rating for risk-adjusted performance for the overall period ended 9/30/97 in its category of 1,374 municipal funds.*

  Naturally, past performance is no guarantee of future performance. As with any fixed income fund, investment return, yield, and principal value will vary with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Kenneth J. McAlley

                         Kenneth J. McAlley
                         Executive Vice President
                         United States Trust Company of New York

                         Portfolio Manager of the
                         Blanchard Flexible Tax-Free Bond Fund

 +Lehman Brothers Municipal Index is an unmanaged broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. Actual investments cannot be made in an index.

++Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper rankings and figures do not reflect sales charges.

 *Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/97. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the fund's three-year returns in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund received 4 stars for the three-year period. It was rated among 1,374 municipal funds for the three-year period. The top ten percent of the funds in the category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The rating shown does not reflect certain management fees which were waived during the period. If reflected, they may have impacted the rating.


BLANCHARD GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                            VALUE
                                           IN U.S.
 SHARES                                    DOLLARS
 ------ ------------------------------   -----------
 FOREIGN SECURITIES SECTOR--29.8%
 -------------------------------------
        AUSTRIA--0.1%
        ------------------------------
        BANKING--0.0%
        ------------------------------
   100  Bank Austria, AG                 $     4,865
        ------------------------------
   100  (a)Bank Austria AG, Rights               226
        ------------------------------   -----------
         Total                                 5,091
        ------------------------------   -----------
        CHEMICALS--0.0%
        ------------------------------
   200  Lenzing AG                            11,821
        ------------------------------   -----------
        FINANCIAL SERVICES--0.0%
        ------------------------------
   100  Creditanstalt-Bankverein               6,298
        ------------------------------
   200  Creditanstalt-Bankverein, Pfd.        10,422
        ------------------------------   -----------
         Total                                16,720
        ------------------------------   -----------
        PETROLEUM--0.1%
        ------------------------------
   150  OMV AG                                22,375
        ------------------------------   -----------
        RUBBER & MISC. MATERIALS--0.0%
        ------------------------------
   200  Radex-Heraklith                        8,299
        ------------------------------   -----------
        STEEL--0.0%
        ------------------------------
   100  Boehler-Uddeholm                       8,403
        ------------------------------   -----------
        UTILITIES--0.0%
        ------------------------------
   100  Oest Elektrizitats, Class A            7,081
        ------------------------------   -----------
         TOTAL AUSTRIA                        79,790
        ------------------------------   -----------
        BRAZIL--0.0%
        ------------------------------
 7,481  Rhodia-Ster S.A., GDR                 18,702
        ------------------------------   -----------
        DENMARK--0.1%
        ------------------------------
        BANKING--0.1%
        ------------------------------
   200  Den Danske Bank                       21,787
        ------------------------------
   400  Unidanmark, Class A                   25,978
        ------------------------------   -----------
         Total                                47,765
        ------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                            VALUE
                                           IN U.S.
 SHARES                                    DOLLARS
 ------ ------------------------------   ------------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -------------------------------------
        DENMARK--CONTINUED
        ------------------------------
        COMMUNICATIONS EQUIPMENT--0.0%
        ------------------------------
   200  Tele Danmark AS, Class B         $     10,492
        ------------------------------   ------------
        ENVIRONMENTAL SERVICES--0.0%
        ------------------------------
   100  Danisco                                 5,662
        ------------------------------   ------------
        INDUSTRIAL SERVICES--0.0%
        ------------------------------
   100  Nkt Holding                             7,728
        ------------------------------   ------------
        MISCELLANEOUS--0.0%
        ------------------------------
   300  Korn-Og Foderstof                       9,363
        ------------------------------   ------------
        TRANSPORTATION-AIR--0.0%
        ------------------------------
   400  SAS Danmark AS                          6,717
        ------------------------------   ------------
         TOTAL DENMARK                         87,727
        ------------------------------   ------------
        FINLAND--0.2%
        ------------------------------
        BANKING--0.0%
        ------------------------------
 3,950  Merita Ltd, Class A                    18,739
        ------------------------------   ------------
        ELECTRICAL EQUIPMENT--0.1%
        ------------------------------
   250  Nokia AB, Class K                      23,672
        ------------------------------
   500  Nokia AB-A                             47,534
        ------------------------------   ------------
         Total                                 71,206
        ------------------------------   ------------
        MISCELLANEOUS--0.1%
        ------------------------------
    36  Rauma Oy                                  748
        ------------------------------
 1,300  UPM-Kymmene OY                         36,118
        ------------------------------   ------------
         Total                                 36,866
        ------------------------------   ------------
        NON-FERROUS METALS--0.0%
        ------------------------------
   500  Outokumpu Oy                            9,119
        ------------------------------   ------------
        TRADING COMPANY--0.0%
        ------------------------------
   750  Kesko                                  10,560
        ------------------------------   ------------
         TOTAL FINLAND                        146,490
        ------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                      VALUE
                                                     IN U.S.
 SHARES                                              DOLLARS
 ------ ----------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -----------------------------------------------
        FRANCE--0.7%
        ----------------------------------------
        AUTOMOBILE--0.0%
        ----------------------------------------
   150  Peugeot S.A.                               $    19,772
        ----------------------------------------   -----------
        BEVERAGE--0.2%
        ----------------------------------------
   310  LVMH (Moet-Hennessy)                            65,891
        ----------------------------------------   -----------
        BROADCASTING--0.0%
        ----------------------------------------
   150  Havas S.A.                                      10,182
        ----------------------------------------   -----------
        BUILDING MATERIALS--0.1%
        ----------------------------------------
   255  Compagnie de St. Gobain                         39,329
        ----------------------------------------
   280  Lafarge-Coppee                                  20,521
        ----------------------------------------   -----------
         Total                                          59,850
        ----------------------------------------   -----------
        CHEMICALS--0.1%
        ----------------------------------------
 1,122  Rhone-Poulenc, Class A                          44,633
        ----------------------------------------   -----------
        FINANCIAL SERVICES--0.1%
        ----------------------------------------
   260  AXA                                             17,442
        ----------------------------------------
   230  Compagnie Financiere de Paribas, Class A        17,058
        ----------------------------------------   -----------
         Total                                          34,500
        ----------------------------------------   -----------
        MOTOR VEHICLE PARTS--0.0%
        ----------------------------------------
   384  Michelin, Class B                               21,813
        ----------------------------------------   -----------
        PHARMACEUTICALS--0.2%
        ----------------------------------------
   220  L'Oreal                                         88,072
        ----------------------------------------
   290  Sanofi S.A.                                     26,934
        ----------------------------------------   -----------
         Total                                         115,006
        ----------------------------------------   -----------
        RETAILERS-BROADLINE--0.0%
        ----------------------------------------
    60  Pinault-Printemps-Redoute S.A.                  28,146
        ----------------------------------------   -----------
        RETAILERS SPECIALTY--0.0%
        ----------------------------------------
   275  Castorama Dubois Investisse                     29,574
        ----------------------------------------   -----------
        UTILITIES--0.0%
        ----------------------------------------
   170  Lyonnaise des Eaux S.A.                         18,970
        ----------------------------------------   -----------
         TOTAL FRANCE                                  448,337
        ----------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                       VALUE
                                                      IN U.S.
 SHARES                                               DOLLARS
 ------ -----------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------------
        GERMANY--2.6%
        -----------------------------------------
        AIRLINES--0.1%
        -----------------------------------------
 2,500  Deutsche Lufthansa AG                       $    49,237
        -----------------------------------------   -----------
        AUTOMOTIVE & RELATED--0.1%
        -----------------------------------------
 1,000  Daimler Benz AG                                  82,515
        -----------------------------------------   -----------
        BANKING--0.4%
        -----------------------------------------
 2,250  Bayerische Hypotheken-Und Wechsel-Bank AG        96,140
        -----------------------------------------
 2,700  Deutsche Bank AG                                190,090
        -----------------------------------------   -----------
         Total                                          286,230
        -----------------------------------------   -----------
        CHEMICALS--0.2%
        -----------------------------------------
 4,500  Bayer AG                                        179,165
        -----------------------------------------   -----------
        ELECTRICAL EQUIPMENT--0.6%
        -----------------------------------------
 5,650  Siemens AG                                      381,634
        -----------------------------------------   -----------
        HEALTHCARE-GENERAL--0.1%
        -----------------------------------------
 1,500  Merck KGAA                                       57,302
        -----------------------------------------   -----------
        INSURANCE-LIFE--0.6%
        -----------------------------------------
 1,500  Allianz AG Holding                              361,895
        -----------------------------------------   -----------
        MULTI-INDUSTRY--0.2%
        -----------------------------------------
   218  Viag AG                                          97,566
        -----------------------------------------   -----------
        STEEL--0.1%
        -----------------------------------------
   200  Thyssen AG                                       46,634
        -----------------------------------------   -----------
        UTILITIES-ELECTRIC--0.2%
        -----------------------------------------
 2,050  RWE AG                                           99,254
        -----------------------------------------   -----------
         TOTAL GERMANY                                1,641,432
        -----------------------------------------   -----------
        HONG KONG--1.1%
        -----------------------------------------
        BANKING--0.2%
        -----------------------------------------
 4,844  Bank Of East Asia                                18,093
        -----------------------------------------
 6,000  Hang Seng Bank, Ltd.                             73,856
        -----------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                VALUE
                                               IN U.S.
 SHARES                                        DOLLARS
 ------ ----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -----------------------------------------
        HONG KONG--CONTINUED
        ----------------------------------
        BANKING--CONTINUED
        ----------------------------------
  1,545 HSBC Holdings PLC                    $    51,713
        ----------------------------------
  1,200 Wing Lung Bank                             7,118
        ----------------------------------   -----------
         Total                                   150,780
        ----------------------------------   -----------
        BROADCASTING--0.0%
        ----------------------------------
  2,000 Television Broadcasting                    7,082
        ----------------------------------   -----------
        ENTERTAINMENT & RECREATION--0.0%
        ----------------------------------
  3,000 Hong Kong & Shang Hot                      3,644
        ----------------------------------
  4,000 Shangri-La Asia                            4,110
        ----------------------------------   -----------
         Total                                     7,754
        ----------------------------------   -----------
        FINANCIAL SERVICES--0.0%
        ----------------------------------
  6,000 Peregrine Investment                      10,196
        ----------------------------------   -----------
        MULTI-INDUSTRY--0.2%
        ----------------------------------
  9,000 Hutchison Whampoa                         88,686
        ----------------------------------
  3,000 Swire Pacific, Ltd.                       22,971
        ----------------------------------   -----------
         Total                                   111,657
        ----------------------------------   -----------
        PROPERTY--0.1%
        ----------------------------------
  2,000 Hysan Development Co., Ltd.                5,983
        ----------------------------------
  5,033 New World Development Co., Ltd.           30,440
        ----------------------------------
  4,000 Wharf Holdings Ltd.                       14,732
        ----------------------------------   -----------
         Total                                    51,155
        ----------------------------------   -----------
        REAL ESTATE--0.3%
        ----------------------------------
  5,000 Cheung Kong                               56,216
        ----------------------------------
 10,000 Sun Hung Kai Properties                  117,601
        ----------------------------------   -----------
         Total                                   173,817
        ----------------------------------   -----------
        TELECOMMUNICATIONS--0.2%
        ----------------------------------
 34,843 Hong Kong Telecommunications, Ltd.        78,800
        ----------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                               VALUE
                                              IN U.S.
 SHARES                                       DOLLARS
 ------ ---------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ----------------------------------------
        HONG KONG--CONTINUED
        ---------------------------------
        UTILITIES--0.1%
        ---------------------------------
  9,000 China Light and Power Co., Ltd.     $    49,548
        ---------------------------------
 12,000 Hong Kong and China Gas Co., Ltd.        24,735
        ---------------------------------   -----------
         Total                                   74,283
        ---------------------------------   -----------
         TOTAL HONG KONG                        665,524
        ---------------------------------   -----------
        IRELAND--0.3%
        ---------------------------------
        BANKING--0.0%
        ---------------------------------
      1 Bank of Ireland PLC                           7
        ---------------------------------   -----------
        BUILDING MATERIALS--0.3%
        ---------------------------------
 14,329 CRH PLC                                 163,425
        ---------------------------------   -----------
         TOTAL IRELAND                          163,432
        ---------------------------------   -----------
        ITALY--1.0%
        ---------------------------------
        AUTOMOTIVE & RELATED--0.2%
        ---------------------------------
 37,510 Fiat SPA                                133,859
        ---------------------------------
  4,180 Fiat SPA                                  7,434
        ---------------------------------   -----------
         Total                                  141,293
        ---------------------------------   -----------
        BANKING--0.1%
        ---------------------------------
  5,300 Banca Commerciale Italiana               15,229
        ---------------------------------
    600 Imi                                       6,437
        ---------------------------------   -----------
         Total                                   21,666
        ---------------------------------   -----------
        BROADCASTING--0.0%
        ---------------------------------
  3,500 Mediaset SPA                             18,046
        ---------------------------------   -----------
        FINANCE-0.0%
        ---------------------------------
  6,200 Credito Italiano                         16,774
        ---------------------------------   -----------
        PAPER PRODUCTS--0.0%
        ---------------------------------
  1,000 Burgo (Cartiere) SPA                      6,488
        ---------------------------------   -----------
        PETROLEUM--0.3%
        ---------------------------------
 26,000 Eni SPA                                 163,729
        ---------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                     VALUE
                                                    IN U.S.
 SHARES                                             DOLLARS
 ------ ---------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ----------------------------------------------
        ITALY--CONTINUED
        ---------------------------------------
        RUBBER & MISC. MATERIALS--0.0%
        ---------------------------------------
  2,300 Pirelli SPA                               $     6,742
        ---------------------------------------   -----------
        TELECOMMUNICATIONS--0.4%
        ---------------------------------------
 46,000 Telecom Italia Mobile SPA                     182,545
        ---------------------------------------
  9,944 Telecom Italia SPA                             66,249
        ---------------------------------------   -----------
         Total                                        248,794
        ---------------------------------------   -----------
        UTILITIES--0.0%
        ---------------------------------------
  1,200 Edison SPA                                      6,458
        ---------------------------------------   -----------
         TOTAL ITALY                                  629,990
        ---------------------------------------   -----------
        JAPAN--10.3%
        ---------------------------------------
        AIRLINES-0.0%
        ---------------------------------------
  2,000 Japan Airlines Co.                              7,276
        ---------------------------------------   -----------
        AUTOMOTIVE & RELATED--1.0%
        ---------------------------------------
  2,000 Denso Corp.                                    48,562
        ---------------------------------------
  3,000 Honda Motor Co., Ltd.                         104,666
        ---------------------------------------
  5,000 Nissan Motor Co., Ltd.                         29,833
        ---------------------------------------
 15,000 Toyota Motor Credit Corp.                     459,932
        ---------------------------------------   -----------
         Total                                        642,993
        ---------------------------------------   -----------
        BANKING--1.7%
        ---------------------------------------
  9,000 Asahi Bank, Ltd.                               52,208
        ---------------------------------------
 18,000 Bank of Tokyo-Mitsubishi, Ltd.                343,084
        ---------------------------------------
  9,000 Fuji Bank, Ltd., Tokyo                         99,196
        ---------------------------------------
  8,000 Industrial Bank of Japan, Ltd., Tokyo          99,445
        ---------------------------------------
  6,000 Mitsubishi Trust & Banking Corp., Tokyo        93,478
        ---------------------------------------
  4,000 Mitsui Trust & Banking                         19,922
        ---------------------------------------
 15,000 Sakura Bank, Ltd., Tokyo                       71,725
        ---------------------------------------
 10,000 Sumitomo Bank, Ltd., Osaka                    150,825
        ---------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
 SHARES                                         DOLLARS
 ------ -----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------
        JAPAN--CONTINUED
        -----------------------------------
        BANKING--CONTINUED
        -----------------------------------
  8,000 Tokai Bank, Ltd., Nagoya              $    66,230
        -----------------------------------   -----------
         Total                                    996,113
        -----------------------------------   -----------
        BUILDING & CONSTRUCTION-0.0%
        -----------------------------------
  1,000 Obayashi Corp.                              6,041
        -----------------------------------   -----------
        BUILDING MATERIALS--0.0%
        -----------------------------------
  3,000 Takara Standard Co.                        21,331
        -----------------------------------   -----------
        CAPITAL GOODS--0.2%
        -----------------------------------
 13,000 Asahi Glass Co., Ltd.                     101,052
        -----------------------------------   -----------
        CHEMICALS & RELATED--0.4%
        -----------------------------------
 12,000 Daicel Chemical Industries                 30,728
        -----------------------------------
  6,000 Sekisui Chemical Co.                       45,198
        -----------------------------------
  1,000 Shin-Etsu Chemical Co.                     27,513
        -----------------------------------
  6,000 Sumitomo Bakelite Co., Ltd.                42,562
        -----------------------------------
  2,000 Sumitomo Chemical Co.                       7,342
        -----------------------------------
  3,000 Takeda Chemical Industries                 89,998
        -----------------------------------   -----------
         Total                                    243,341
        -----------------------------------   -----------
        CHEMICAL-SPECIALTY--0.3%
        -----------------------------------
  2,000 Fuji Photo Film Co.                        82,539
        -----------------------------------
  5,000 Shiseido Co.                               80,385
        -----------------------------------   -----------
         Total                                    162,924
        -----------------------------------   -----------
        COMMUNICATION EQUIPMENT--0.3%
        -----------------------------------
  8,000 Matsushita Electric Industrial Co.        144,526
        -----------------------------------
      1 NTT Data Communications Systems Co.        45,330
        -----------------------------------   -----------
         Total                                    189,856
        -----------------------------------   -----------
        COMPUTERS--0.2%
        -----------------------------------
  6,000 Fujitsu, Ltd.                              75,081
        -----------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                       VALUE
                                                      IN U.S.
 SHARES                                               DOLLARS
 ------- ----------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------------
         JAPAN--CONTINUED
         ----------------------------------------
         COMPUTERS--CONTINUED
         ----------------------------------------
   6,000 NEC Corp.                                  $    73,092
         ----------------------------------------   -----------
          Total                                         148,173
         ----------------------------------------   -----------
         CONSUMER ELECTRONIC--0.4%
         ----------------------------------------
   1,000 Rohm Co.                                       117,676
         ----------------------------------------
   6,000 Sharp Corp.                                     54,695
         ----------------------------------------
   1,000 Sony Corp.                                      94,473
         ----------------------------------------   -----------
          Total                                         266,844
         ----------------------------------------   -----------
         ELECTRONICS & ELECTRICAL EQUIPMENT--0.9%
         ----------------------------------------
     500 Advantest                                       49,308
         ----------------------------------------
   2,000 Canon Sales Co., Inc.                           39,446
         ----------------------------------------
   5,000 Canon, Inc.                                    146,267
         ----------------------------------------
  16,000 Hitachi, Ltd.                                  139,223
         ----------------------------------------
     600 Kyocera Corp.                                   39,231
         ----------------------------------------
   1,000 Mitsubishi Corp.                                 9,696
         ----------------------------------------
   1,000 Murata Manufacturing                            43,258
         ----------------------------------------
   1,000 Tokyo Electron, Ltd.                            61,076
         ----------------------------------------
   4,000 Yamatake-Honeywell                              56,352
         ----------------------------------------   -----------
          Total                                         583,857
         ----------------------------------------   -----------
         FINANCIAL SERVICES--0.8%
         ----------------------------------------
   2,200 Credit Saison Co., Ltd.                         59,799
         ----------------------------------------
   4,000 Daiwa Securities Co., Ltd.                      24,530
         ----------------------------------------
 134,000 (a)Nikkei 300 Stock Index List Fund            304,268
         ----------------------------------------
   7,000 Nomura Securities Co., Ltd.                     91,075
         ----------------------------------------
   3,000 Yamaichi Securities Co., Ltd.                    6,166
         ----------------------------------------   -----------
          Total                                         485,838
         ----------------------------------------   -----------
         FOOD PROCESSING--0.1%
         ----------------------------------------
   3,000 House Foods Corp.                               50,965
         ----------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
 SHARES                                         DOLLARS
 ------ -----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------
        JAPAN--CONTINUED
        -----------------------------------
        HOUSING & CONSTRUCTION--0.1%
        -----------------------------------
 13,000 Taisei Corp.                          $    48,587
        -----------------------------------   -----------
        INSURANCE--0.2%
        -----------------------------------
 11,000 Sumitomo Marine & Fire                     76,117
        -----------------------------------
  4,000 Tokio Marine and Fire Insurance Co.        48,065
        -----------------------------------   -----------
         Total                                    124,182
        -----------------------------------   -----------
        MACHINERY--0.3%
        -----------------------------------
 14,000 Komatsu, Ltd.                              78,313
        -----------------------------------
  4,000 Mori Seiki Co.                             46,739
        -----------------------------------
  4,000 Takuma Co., Ltd.                           39,778
        -----------------------------------   -----------
         Total                                    164,830
        -----------------------------------   -----------
        NON-RESIDENTIAL CONSTRUCTION--0.1%
        -----------------------------------
  7,000 Sekisui House, Ltd.                        66,711
        -----------------------------------   -----------
        OIL & RELATED--0.0%
        -----------------------------------
  8,000 Mitsubishi Oil Co.                         21,480
        -----------------------------------   -----------
        PAPER PRODUCTS--0.0%
        -----------------------------------
  2,000 Nippon Paper Industries Co.                10,972
        -----------------------------------   -----------
        PHARMACEUTICALS--0.4%
        -----------------------------------
  6,000 Chugai Pharmaceutical Co.                  51,711
        -----------------------------------
  4,000 Kaken Pharmaceutical                       13,823
        -----------------------------------
  2,000 Sankyo Co., Ltd.                           69,280
        -----------------------------------
  4,000 Shionogi and Co.                           24,894
        -----------------------------------
  3,000 Yamanouchi Pharmaceutical Co., Ltd.        74,086
        -----------------------------------   -----------
         Total                                    233,794
        -----------------------------------   -----------
        PHOTO EQUIPMENT & SUPPLIES--0.0%
        -----------------------------------
  1,000 Nikon Corp.                                15,745
        -----------------------------------   -----------
        PRINTING-COMMERCIAL--0.0%
        -----------------------------------
  1,000 Dai Nippon Printing Co., Ltd.              21,381
        -----------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                VALUE
                                               IN U.S.
 SHARES                                        DOLLARS
 ------ ----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -----------------------------------------
        JAPAN--CONTINUED
        ----------------------------------
        REAL ESTATE--0.2%
        ----------------------------------
  8,000 Mitsubishi Estate Co., Ltd.          $   116,682
        ----------------------------------   -----------
        RETAIL--0.3%
        ----------------------------------
  1,000 Daiei, Inc.                                5,519
        ----------------------------------
  5,000 Hankyu Department Stores, Inc.            41,435
        ----------------------------------
  1,000 Isetan Co.                                 9,613
        ----------------------------------
  2,000 Ito Yokado Co., Ltd.                     108,395
        ----------------------------------   -----------
         Total                                   164,962
        ----------------------------------   -----------
        RUBBER & MISC. MATERIALS--0.1%
        ----------------------------------
  3,000 Bridgestone Corp.                         72,097
        ----------------------------------   -----------
        SHIPBUILDING--0.2%
        ----------------------------------
 27,000 Mitsubishi Heavy Industries, Ltd.        147,899
        ----------------------------------   -----------
        STEEL--0.1%
        ----------------------------------
 44,000 NKK Corp.                                 59,070
        ----------------------------------
  9,000 Nippon Steel Co.                          19,839
        ----------------------------------   -----------
         Total                                    78,909
        ----------------------------------   -----------
        TELECOMMUNICATIONS--0.9%
        ----------------------------------
     62 Nippon Telegraph & Telephone Corp.       570,316
        ----------------------------------   -----------
        TEXTILE & APPAREL--0.1%
        ----------------------------------
  6,000 Nisshinbo Industries                      39,728
        ----------------------------------   -----------
        TRADING COMPANY--0.3%
        ----------------------------------
 15,000 Itochu Corp.                              51,960
        ----------------------------------
 22,000 Marubeni Corp.                            72,926
        ----------------------------------
  4,000 Onward Kashiyama Co., Ltd.                57,678
        ----------------------------------   -----------
         Total                                   182,564
        ----------------------------------   -----------
        TRANSPORTATION--0.4%
        ----------------------------------
     12 East Japan Railway Co.                    56,286
        ----------------------------------
 35,000 (a)Kawasaki Kisen Kaisha, Ltd.            38,286
        ----------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                             VALUE
                                            IN U.S.
 SHARES                                     DOLLARS
 ------ -------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 --------------------------------------
        JAPAN--CONTINUED
        -------------------------------
        TRANSPORTATION--CONTINUED
        -------------------------------
 28,000 Kinki Nippon Railway              $   159,874
        -------------------------------   -----------
         Total                                254,446
        -------------------------------   -----------
        UTILITIES--0.3%
        -------------------------------
    900 Kansai Electric Power Co., Inc.        16,035
        -------------------------------
  1,000 Sumitomo Electric Industries           14,337
        -------------------------------
  8,100 Tokyo Electric Power Co.              155,731
        -------------------------------   -----------
         Total                                186,103
        -------------------------------   -----------
         TOTAL JAPAN                        6,427,992
        -------------------------------   -----------
        NETHERLANDS--0.7%
        -------------------------------
        BANKING--0.1%
        -------------------------------
  1,621 ABN-Amro Hldgs N.V.                    32,822
        -------------------------------   -----------
        CONSUMER & RELATED--0.0%
        -------------------------------
    200 Heineken N.V.                          35,080
        -------------------------------   -----------
        FOOD PROCESSING--0.1%
        -------------------------------
    200 Unilever N.V.                          42,687
        -------------------------------   -----------
        HOUSEHOLD DURABLES--0.1%
        -------------------------------
    600 Philips Electronics N.V.               50,766
        -------------------------------   -----------
        INSURANCE--0.2%
        -------------------------------
    315 Aegon N.V.                             25,228
        -------------------------------
  1,065 Ahold N.V.                             28,788
        -------------------------------
  1,436 ING Groep N.V.                         65,945
        -------------------------------   -----------
         Total                                119,961
        -------------------------------   -----------
        PETROLEUM--0.2%
        -------------------------------
  2,600 Royal Dutch Petroleum                 145,526
        -------------------------------   -----------
         TOTAL NETHERLANDS                    426,842
        -------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                               VALUE
                                              IN U.S.
 SHARES                                       DOLLARS
 ------ ---------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ----------------------------------------
        NEW ZEALAND--0.1%
        ---------------------------------
        BUILDING MATERIALS--0.0%
        ---------------------------------
 5,552  Fletcher Challenge Energy           $     6,936
        ---------------------------------   -----------
        FOREST PRODUCTS--0.1%
        ---------------------------------
 8,300  Carter Holt Harvey                       18,026
        ---------------------------------
   222  Fletcher Challenge Forests                  277
        ---------------------------------   -----------
         Total                                   18,303
        ---------------------------------   -----------
        TELECOMMUNICATIONS--0.0%
        ---------------------------------
 3,900  Telecom Corp. of New Zealand             19,788
        ---------------------------------   -----------
         TOTAL NEW ZEALAND                       45,027
        ---------------------------------   -----------
        NORWAY--0.2%
        ---------------------------------
        ENERGY--0.1%
        ---------------------------------
 1,000  Norsk Hydro AS                           59,591
        ---------------------------------   -----------
        FOREST PRODUCTS--0.1%
        ---------------------------------
   300  Norske Skogindustrier AS, Class A        11,271
        ---------------------------------
   200  Norske Skogindustrier AS, Class B         6,867
        ---------------------------------   -----------
         Total                                   18,138
        ---------------------------------   -----------
        INSURANCE-LIFE--0.0%
        ---------------------------------
 1,300  (a)Storebrand ASA                         9,329
        ---------------------------------   -----------
        MULTI-INDUSTRY--0.0%
        ---------------------------------
   200  Aker AS, Class A                          3,743
        ---------------------------------
    40  Aker AS, Class B                            681
        ---------------------------------
   100  Orkla Borregaard AS, Class A              8,837
        ---------------------------------   -----------
         Total                                   13,261
        ---------------------------------   -----------
        NON-FERROUS METALS--0.0%
        ---------------------------------
   400  Elkem AS, Class A                         7,092
        ---------------------------------   -----------
         TOTAL NORWAY                           107,411
        ---------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                              VALUE
                                             IN U.S.
 SHARES                                      DOLLARS
 ------ --------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ---------------------------------------
        SOUTH AFRICA--0.1%
        --------------------------------
        MINERAL PRODUCTS--0.1%
        --------------------------------
 20,000 Billiton PLC                       $    77,030
        --------------------------------   -----------
        SPAIN--0.8%
        --------------------------------
        BANKING--0.1%
        --------------------------------
    300 Argentaria SA                           17,947
        --------------------------------
    900 Banco Bilbao Vizcaya SA                 27,705
        --------------------------------
  1,200 Banco Santander                         39,311
        --------------------------------   -----------
         Total                                  84,963
        --------------------------------   -----------
        PETROLEUM--0.1%
        --------------------------------
  1,100 Repsol SA                               47,531
        --------------------------------   -----------
        REAL ESTATE--0.3%
        --------------------------------
  6,000 Vallehermosa SA                        165,405
        --------------------------------   -----------
        TELECOMMUNICATIONS--0.1%
        --------------------------------
  2,200 Telefonica de Espana                    69,123
        --------------------------------   -----------
        UTILITIES--0.2%
        --------------------------------
  2,400 Endesa SA                               51,209
        --------------------------------
    400 Gas Natural SDG SA                      21,063
        --------------------------------
  2,200 Iberdrola SA                            27,045
        --------------------------------
    600 Union Elec Fenosa                        5,205
        --------------------------------   -----------
         Total                                 104,522
        --------------------------------   -----------
         TOTAL SPAIN                           471,544
        --------------------------------   -----------
        SWEDEN--0.7%
        --------------------------------
        BANKING--0.0%
        --------------------------------
  1,500 Skand Enskilda BKN, Class A             18,188
        --------------------------------
    300 Svenska Handelsbanken, Stockholm        10,399
        --------------------------------   -----------
         Total                                  28,587
        --------------------------------   -----------
        COMMUNICATIONS--0.2%
        --------------------------------
  2,300 Telefonaktiebolaget LM Ericsson        110,491
        --------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                                VALUE
                                                               IN U.S.
 SHARES                                                        DOLLARS
 ------  -------------------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ---------------------------------------------------------
         SWEDEN--CONTINUED
         -------------------------------------------------
         MISCELLANEOUS--0.2%
         -------------------------------------------------
 2,600   Scania AB, Class A                                       78,814
         -------------------------------------------------
 2,600   Scania AB, Class B                                  $    78,814
         -------------------------------------------------   -----------
          Total                                                  157,628
         -------------------------------------------------   -----------
         PHARMACEUTICALS--0.3%
         -------------------------------------------------
 8,800   Astra AB, Class A                                       162,372
         -------------------------------------------------   -----------
          TOTAL SWEDEN                                           459,078
         -------------------------------------------------   -----------
         SWITZERLAND--7.6%
         -------------------------------------------------
         AIRLINES-0.1%
         -------------------------------------------------
    30   Sairgroup                                                40,120
         -------------------------------------------------   -----------
         BANKING--1.2%
         -------------------------------------------------
   600   Credit Suisse Group                                      81,064
         -------------------------------------------------
   200   Schweizerische Bankgesellschaft (UBS)                    46,755
         -------------------------------------------------
   300   Schweizerische Bankgesellschaft (UBS)                   350,454
         -------------------------------------------------
   900   Schweizerischer Bankverein                              243,193
         -------------------------------------------------   -----------
          Total                                                  721,466
         -------------------------------------------------   -----------
         BUILDING PRODUCTS--0.1%
         -------------------------------------------------
    50   Holderbank Financiere Glaris AG, Class B                 47,442
         -------------------------------------------------
   100   Holderbank Financiere Glaris AG, Class R                 19,527
         -------------------------------------------------   -----------
          Total                                                   66,969
         -------------------------------------------------   -----------
         COMMERCIAL SERVICES--0.0%
         -------------------------------------------------
    15   SGS Societe Generale de Surveillance Holding S.A.        26,248
         -------------------------------------------------   -----------
         ELECTRICAL EQUIPMENT--0.3%
         -------------------------------------------------
    95   ABB AG                                                  139,913
         -------------------------------------------------
    10   Schindler Holding AG                                     12,445
         -------------------------------------------------
    50   Sulzer AG                                                38,023
         -------------------------------------------------   -----------
          Total                                                  190,381
         -------------------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                              DOLLARS
 ------ --------------------------------------------------------   ------------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ---------------------------------------------------------------
        SWITZERLAND--CONTINUED
        --------------------------------------------------------
        FOOD PROCESSING--1.1%
        --------------------------------------------------------
    500 Nestle SA                                                  $    696,507
        --------------------------------------------------------   ------------
        HEALTHCARE-GENERAL--1.6%
        --------------------------------------------------------
    100 Roche Holding AG                                              1,015,677
        --------------------------------------------------------   ------------
        HOUSEHOLD PRODUCTS--0.4%
        --------------------------------------------------------
    600 Zurich Versicherungsgesellschaft                                261,139
        --------------------------------------------------------   ------------
        HUMAN RESOURCES--0.1%
        --------------------------------------------------------
    200 Adecco S.A.                                                      80,446
        --------------------------------------------------------   ------------
        INSURANCE-LIFE--0.5%
        --------------------------------------------------------
    190 Schw Rueckversicherungs                                         284,922
        --------------------------------------------------------   ------------
        METAL & MINING--0.1%
        --------------------------------------------------------
     75 Alusuisse Lonza Holding AG                                       73,002
        --------------------------------------------------------   ------------
        MISCELLANEOUS--2.0%
        --------------------------------------------------------
    790 Novartis AG                                                   1,211,909
        --------------------------------------------------------   ------------
        RETAIL-RESTAURANTS--0.0%
        --------------------------------------------------------
     50 Valora Holding AG                                                10,640
        --------------------------------------------------------   ------------
        UNASSIGNED--0.1%
        --------------------------------------------------------
     50 Societe Suisse pour la Microelectronique et l'Horlogerie         29,772
        --------------------------------------------------------
    200 Societe Suisse pour la Microelectronique et l'Horlogerie         27,537
        --------------------------------------------------------   ------------
         Total                                                           57,309
        --------------------------------------------------------   ------------
         TOTAL SWITZERLAND                                            4,736,735
        --------------------------------------------------------   ------------
        UNITED KINGDOM--3.2%
        --------------------------------------------------------
        AEROSPACE--0.1%
        --------------------------------------------------------
  1,900 British Aerospace PLC                                            50,307
        --------------------------------------------------------   ------------
        BANKING--0.6%
        --------------------------------------------------------
  7,100 Lloyds TSB Group PLC                                             95,311
        --------------------------------------------------------
 18,028 National Westminster Bank PLC, London                           272,242
        --------------------------------------------------------   ------------
         Total                                                          367,553
        --------------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                               VALUE
                                                              IN U.S.
 SHARES                                                       DOLLARS
 ------ -------------------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 --------------------------------------------------------
        UNITED KINGDOM--CONTINUED
        -------------------------------------------------
        BROADCASTING--0.4%
        -------------------------------------------------
    900 British Sky Broadcasting Group PLC                   $    6,809
        -------------------------------------------------
 27,500 Carlton Communications PLC                              227,572
        -------------------------------------------------   -----------
         Total                                                  234,381
        -------------------------------------------------   -----------
        DIVERSIFIED OPERATIONS--0.2%
        -------------------------------------------------
 19,334 Williams Holdings PLC                                   115,040
        -------------------------------------------------   -----------
        FOOD PROCESSING--0.2%
        -------------------------------------------------
 14,300 Allied Domecq PLC                                       113,334
        -------------------------------------------------   -----------
        HEALTH CARE--0.5%
        -------------------------------------------------
 33,224 Smithkline Beecham Corp.                                324,121
        -------------------------------------------------   -----------
        MACHINERY--0.3%
        -------------------------------------------------
  8,800 Siebe PLC                                               176,949
        -------------------------------------------------   -----------
        MULTI-INDUSTRY--0.3%
        -------------------------------------------------
  7,500 Hanson PLC, ADR                                         180,938
        -------------------------------------------------   -----------
        OIL & RELATED--0.2%
        -------------------------------------------------
 10,370 British Petroleum Co. PLC                               156,347
        -------------------------------------------------   -----------
        PHARMACEUTICALS--0.2%
        -------------------------------------------------
  4,800 Glaxo Wellcome PLC                                      107,036
        -------------------------------------------------   -----------
        PUBLISHING--0.2%
        -------------------------------------------------
 12,722 EMI Group PLC                                           124,933
        -------------------------------------------------   -----------
        RETAIL--0.0%
        -------------------------------------------------
  5,468 Thorn EMI                                                12,318
        -------------------------------------------------   -----------
        TELECOMMUNICATIONS--0.0%
        -------------------------------------------------
  1,125 Cable & Wireless                                          9,578
        -------------------------------------------------   -----------
         TOTAL UNITED KINGDOM                                 1,972,835
        -------------------------------------------------   -----------
         TOTAL FOREIGN SECURITIES SECTOR (IDENTIFIED COST
        $18,032,118)                                         18,605,918
        -------------------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
  SHARES                                                           DOLLARS
 --------- ---------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--9.9%
 -------------------------------------------------------------
           ARGENTINA--0.3%
           ---------------------------------------------------
           PETROLEUM--0.3%
           ---------------------------------------------------
    21,385 Compania Naviera Perez Companc S.A., Class B          $    172,398
           ---------------------------------------------------   ------------
           BRAZIL--1.4%
           ---------------------------------------------------
           BANKING--0.1%
           ---------------------------------------------------
 7,000,000 Banco Bradesco S.A., Pfd.                                   73,794
           ---------------------------------------------------   ------------
           BASIC INDUSTRY--0.6%
           ---------------------------------------------------
     4,387 (a)Cia Acos Especiais Itabira-Acesita, ADR                  16,937
           ---------------------------------------------------
     3,207 (a)Companhia Energetica de Minas Gerais, ADR               176,219
           ---------------------------------------------------
     7,400 Companhia Vale Do Rio Doce, ADR                            181,017
           ---------------------------------------------------   ------------
            Total                                                     374,173
           ---------------------------------------------------   ------------
           INDUSTRIAL SERVICES--0.6%
           ---------------------------------------------------
     2,750 Telecomunicacoes Brasileras, ADR                           354,063
           ---------------------------------------------------   ------------
           STEEL--0.0%
           ---------------------------------------------------
 1,211,792 Cia Acos Especiais Itabira-Acesita, Pfd.                     2,632
           ---------------------------------------------------   ------------
           UTILITIES--0.1%
           ---------------------------------------------------
   150,000 Centrais Eletricas Brasileiras S.A., Pfd., Series B         84,887
           ---------------------------------------------------
     6,588 Light Servicos de Eletricidade S.A.                          2,820
           ---------------------------------------------------   ------------
            Total                                                      87,707
           ---------------------------------------------------   ------------
            TOTAL BRAZIL                                              892,369
           ---------------------------------------------------   ------------
           CHILE--0.8%
           ---------------------------------------------------
           CONSUMER DURABLES--0.2%
           ---------------------------------------------------
     4,200 Compania Cervecerias Unidas S.A., ADR                      120,750
           ---------------------------------------------------   ------------
           ENGINEERING-BUSINESS SERVICES--0.3%
           ---------------------------------------------------
     5,319 Chilgener S.A., ADR                                        145,940
           ---------------------------------------------------   ------------
           TELECOMMUNICATIONS--0.1%
           ---------------------------------------------------
     2,525 Compania Telecomunicacion Chile, ADR                        81,747
           ---------------------------------------------------   ------------
           UTILITIES--0.2%
           ---------------------------------------------------
     3,750 (b)Chilectra S.A., ADR                                     118,378
           ---------------------------------------------------   ------------
            TOTAL CHILE                                               466,815
           ---------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                             DOLLARS
 ------- ------------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 --------------------------------------------------------------
         COLOMBIA--0.4%
         ------------------------------------------------------
         BANKING--0.3%
         ------------------------------------------------------
   2,600 Banco Ganadero S.A., ADR, Class B                        $    104,000
         ------------------------------------------------------
   5,500 Banco Industrial Colombiano, ADR                               98,313
         ------------------------------------------------------   ------------
          Total                                                        202,313
         ------------------------------------------------------   ------------
         MISCELLANEOUS--0.1%
         ------------------------------------------------------
   3,500 Cementos Diamante S.A., GDR                                    45,500
         ------------------------------------------------------   ------------
          TOTAL COLOMBIA                                               247,813
         ------------------------------------------------------   ------------
         GREECE--0.0%
         ------------------------------------------------------
         BANKING--0.0%
         ------------------------------------------------------
     422 Ergo Bank S.A.                                                 28,267
         ------------------------------------------------------   ------------
         INDIA--0.3%
         ------------------------------------------------------
         CHEMICALS--0.1%
         ------------------------------------------------------
   5,700 Indian Petrochemicals, GDR                                     58,397
         ------------------------------------------------------   ------------
         STEEL--0.0%
         ------------------------------------------------------
   5,500 Steel Authority of India, GDR                                  35,888
         ------------------------------------------------------   ------------
         TEXTILES--0.2%
         ------------------------------------------------------
   4,300 Reliance Industries, Ltd., GDR                                 98,631
         ------------------------------------------------------   ------------
          TOTAL INDIA                                                  192,916
         ------------------------------------------------------   ------------
         INDONESIA--0.3%
         ------------------------------------------------------
         BANKING--0.2%
         ------------------------------------------------------
 275,626 (a)PT Bank Dagang Nasional                                     54,455
         ------------------------------------------------------
  39,374 (a)PT Bank Dagang Nasional, Warrants 2/14/2000                  2,274
         ------------------------------------------------------
 260,814 (a)PT Bank International Indonesia                             75,311
         ------------------------------------------------------
  32,072 (a)PT Bank International Indonesia, Warrants 1/17/2000          2,720
         ------------------------------------------------------   ------------
          Total                                                        134,760
         ------------------------------------------------------   ------------
         CAPITAL GOODS--0.1%
         ------------------------------------------------------
   3,100 (a)PT Indosat, ADR                                             81,375
         ------------------------------------------------------   ------------
          TOTAL INDONESIA                                              216,135
         ------------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                           VALUE
                                                          IN U.S.
 SHARES                                                   DOLLARS
 ------ ---------------------------------------------   -----------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 ----------------------------------------------------
        KOREA--0.6%
        ---------------------------------------------
        AUTOMOBILE--0.0%
        ---------------------------------------------
  2,066 Hyundai Motor Service Co., Pfd.                 $    13,999
        ---------------------------------------------   -----------
        CAPITAL GOODS--0.1%
        ---------------------------------------------
  3,284 (a)Anam Industrial Co., Ltd.                         52,400
        ---------------------------------------------   -----------
        COMPUTERS--0.1%
        ---------------------------------------------
  5,750 Anam Industrial Co., Ltd., Pfd.                      33,934
        ---------------------------------------------   -----------
        ELECTRONICS & ELECTRICAL--0.0%
        ---------------------------------------------
      2 (a)Samsung Electronics Co.                              193
        ---------------------------------------------
     18 (b)Samsung Electronics Co., GDR                         968
        ---------------------------------------------   -----------
         Total                                                1,161
        ---------------------------------------------   -----------
        HOUSING & CONSTRUCTION--0.0%
        ---------------------------------------------
  9,000 (a)Kumho Construction & Engineering Co., Pfd.        21,836
        ---------------------------------------------   -----------
        MACHINERY--0.0%
        ---------------------------------------------
  6,000 (a)(b)Daewoo Heavy Industries, Pfd.                  23,213
        ---------------------------------------------   -----------
        MULTI-INDUSTRY--0.2%
        ---------------------------------------------
  2,283 (a)(b)Dong Bang Forwarding Co.                      118,516
        ---------------------------------------------
    913 (a)Dong Bang Forwarding Co., Rights                  14,222
        ---------------------------------------------   -----------
         Total                                              132,738
        ---------------------------------------------   -----------
        PETROLEUM--0.1%
        ---------------------------------------------
  2,571 (a)Yukong, Ltd.                                      47,767
        ---------------------------------------------   -----------
        UTILITIES--0.1%
        ---------------------------------------------
  3,200 (a)Korea Electric Power Corp.                        70,995
        ---------------------------------------------   -----------
         TOTAL KOREA                                        398,043
        ---------------------------------------------   -----------
        MALAYSIA--0.9%
        ---------------------------------------------
        AIRLINES--0.1%
        ---------------------------------------------
 25,000 Malaysian Airline System                             40,071
        ---------------------------------------------   -----------
        BANKING--0.2%
        ---------------------------------------------
 14,000 Commerce Asset Holdings Berhad                       15,708
        ---------------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                           DOLLARS
 ------ ------------------------------------------------------   ----------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -------------------------------------------------------------
        MALAYSIA--CONTINUED
        ------------------------------------------------------
        BANKING--CONTINUED
        ------------------------------------------------------
  1,750 (a)Commerce Asset Holdings Berhad, Warrants 12/31/2002   $      566
        ------------------------------------------------------
 25,000 RHB Capital BHD                                              29,591
        ------------------------------------------------------
 12,000 Malayan Banking Berhad                                       60,291
        ------------------------------------------------------   ----------
         Total                                                      106,156
        ------------------------------------------------------   ----------
        BEVERAGES--0.1%
        ------------------------------------------------------
 40,000 Guinness Anchor Berhad                                       61,648
        ------------------------------------------------------   ----------
        FOREST PRODUCTS--0.0%
        ------------------------------------------------------
 10,000 Jaya Tiasa Holdings                                          27,587
        ------------------------------------------------------   ----------
        INDUSTRIAL COMPONENT--0.0%
        ------------------------------------------------------
  9,000 United Engineers, Ltd.                                       28,851
        ------------------------------------------------------   ----------
        LEISURE & RECREATION--0.1%
        ------------------------------------------------------
 12,000 Genting Berhad                                               37,358
        ------------------------------------------------------   ----------
        MULTI-INDUSTRY--0.1%
        ------------------------------------------------------
 35,000 Sime Darby Berhad                                            72,821
        ------------------------------------------------------   ----------
        NON RESIDENTIAL CONSTRUCTION--0.1%
        ------------------------------------------------------
 47,000 Renong Berhad                                                46,359
        ------------------------------------------------------   ----------
        TELECOMMUNICATIONS--0.1%
        ------------------------------------------------------
 13,500 Telekom Malaysia Berhad                                      40,988
        ------------------------------------------------------   ----------
        UTILITIES--0.1%
        ------------------------------------------------------
 18,000 Petronas Gas Berhad                                          53,263
        ------------------------------------------------------   ----------
         TOTAL MALAYSIA                                             515,102
        ------------------------------------------------------   ----------
        MEXICO--1.4%
        ------------------------------------------------------
        FINANCIAL SERVICES--0.3%
        ------------------------------------------------------
  4,900 (a)Carso Global Telecom, ADR                                 41,592
        ------------------------------------------------------
  4,900 (a)Grupo Carso S.A. de C.V., Class A1, ADR                   78,898
        ------------------------------------------------------
 16,000 (a)Grupo Financiero Banamex Accivel, Class B                 50,450
        ------------------------------------------------------
  1,140 (a)Grupo Financiero Banamex Accivel, Class L                  3,345
        ------------------------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                             DOLLARS
 ------- ------------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 --------------------------------------------------------------
         MEXICO--CONTINUED
         ------------------------------------------------------
         FINANCIAL SERVICES--CONTINUED
         ------------------------------------------------------
      68 Grupo Financiero Inbursa, S.A. de C.V., Class B, ADR     $      1,504
         ------------------------------------------------------   ------------
          Total                                                        175,789
         ------------------------------------------------------   ------------
         INDUSTRIAL & RELATED--0.1%
         ------------------------------------------------------
  11,000 Apasco S.A. de C.V.                                            83,668
         ------------------------------------------------------   ------------
         MULTI-INDUSTRY--0.2%
         ------------------------------------------------------
  12,791 Alfa, S.A. de C.V., Class A                                   120,173
         ------------------------------------------------------   ------------
         PAPER PRODUCTS--0.2%
         ------------------------------------------------------
  25,000 Kimberly-Clark de Mexico                                      130,792
         ------------------------------------------------------   ------------
         TELECOMMUNICATIONS--0.5%
         ------------------------------------------------------
 110,000 Telefonos de Mexico                                           286,679
         ------------------------------------------------------   ------------
         TELECOMMUNICATION SERVICES--0.1%
         ------------------------------------------------------
   4,000 Grupo Televisa S.A.                                            71,094
         ------------------------------------------------------   ------------
          TOTAL MEXICO                                                 868,195
         ------------------------------------------------------   ------------
         PHILIPPINES--0.1%
         ------------------------------------------------------
         BANKING--0.0%
         ------------------------------------------------------
   1,935 Metro Bank and Trust Co.                                       17,247
         ------------------------------------------------------   ------------
         OIL & RELATED--0.1%
         ------------------------------------------------------
 400,000 (a)Belle Corp.                                                 52,174
         ------------------------------------------------------
  80,000 (a)Belle Corp., warrants 10/6/2000                                  0
         ------------------------------------------------------   ------------
          Total                                                         52,174
         ------------------------------------------------------   ------------
          TOTAL PHILIPPINES                                             69,421
         ------------------------------------------------------   ------------
         PORTUGAL--0.6%
         ------------------------------------------------------
         ENGINEERING-BUSINESS SERVICES--0.1%
         ------------------------------------------------------
         Sonae Investimentos Sociedade Gestora de Participacoes
   1,500 Sociais, S.A.                                                  59,303
         ------------------------------------------------------   ------------
         FINANCIAL SERVICES--0.2%
         ------------------------------------------------------
   6,000 Banco Commercial Portugues, Class R                           126,709
         ------------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                                  VALUE
                                                                 IN U.S.
 SHARES                                                          DOLLARS
 ------ ----------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -----------------------------------------------------------
        PORTUGAL--CONTINUED
        ----------------------------------------------------
        FOOD & BEVERAGE--0.2%
        ----------------------------------------------------
  1,399 Estabelecimentos Jeronimo Martins & Filho SGPS, S.A.   $    107,681
        ----------------------------------------------------   ------------
        TELECOMMUNICATIONS--0.1%
        ----------------------------------------------------
  2,000 Portugal Telecom S.A.                                        86,751
        ----------------------------------------------------   ------------
         TOTAL PORTUGAL                                             380,444
        ----------------------------------------------------   ------------
        SINGAPORE--0.3%
        ----------------------------------------------------
        BANKING--0.1%
        ----------------------------------------------------
  3,000 Development Bank of Singapore, Ltd.                          30,598
        ----------------------------------------------------
  6,000 Oversea-Chinese Banking Corp., Ltd.                          41,582
        ----------------------------------------------------   ------------
         Total                                                       72,180
        ----------------------------------------------------   ------------
        BROADCASTING--0.0%
        ----------------------------------------------------
  1,000 Singapore Press Holdings, Ltd.                               14,711
        ----------------------------------------------------   ------------
        ENTERTAINMENT & RECREATION--0.0%
        ----------------------------------------------------
  3,000 Hotel Properties, Ltd.                                        3,707
        ----------------------------------------------------   ------------
        MACHINERY--0.0%
        ----------------------------------------------------
  1,250 Keppel Corp.                                                  4,985
        ----------------------------------------------------
  2,000 Van Der Horst, Ltd.                                           2,733
        ----------------------------------------------------   ------------
         Total                                                        7,718
        ----------------------------------------------------   ------------
        PROPERTY--0.1%
        ----------------------------------------------------
  2,000 City Developments, Ltd.                                      12,945
        ----------------------------------------------------
  3,000 DBS Land Ltd.                                                 7,297
        ----------------------------------------------------
  2,000 First Capital Corp., Ltd.                                     4,472
        ----------------------------------------------------
  9,000 United Overseas Bank, Ltd.                                   35,829
        ----------------------------------------------------   ------------
         Total                                                       60,543
        ----------------------------------------------------   ------------
        TELECOMMUNICATIONS--0.1%
        ----------------------------------------------------
 13,000 Singapore Telecommunications                                 22,014
        ----------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                      VALUE
                                                     IN U.S.
 SHARES                                              DOLLARS
 ------ ----------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -----------------------------------------------
        SINGAPORE--CONTINUED
        ----------------------------------------
        TRANSPORTATION-AIR--0.0%
        ----------------------------------------
  3,000 Singapore Airlines, Ltd.                   $     22,164
        ----------------------------------------   ------------
         TOTAL SINGAPORE                                203,037
        ----------------------------------------   ------------
        SOUTH AFRICA--1.8%
        ----------------------------------------
        BANKING--0.2%
        ----------------------------------------
  7,186 Amalgamated Banks of South Africa                48,955
        ----------------------------------------
  2,515 Nedcor, Ltd.                                     54,234
        ----------------------------------------
  1,000 Standard Bank Investment Corp., Ltd.             44,523
        ----------------------------------------   ------------
         Total                                          147,712
        ----------------------------------------   ------------
        CHEMICAL--0.2%
        ----------------------------------------
  9,000 Sasol, Ltd.                                     124,075
        ----------------------------------------   ------------
        COAL--0.0%
        ----------------------------------------
    419 Anglo American Coal Corp., Ltd.                  24,454
        ----------------------------------------   ------------
        ENTERTAINMENT--0.1%
        ----------------------------------------
 62,743 Sun International (South Africa), Ltd.           38,503
        ----------------------------------------   ------------
        FINANCIAL SERVICES--0.2%
        ----------------------------------------
    312 (a)Dimension Data Holdings, Ltd.                  1,305
        ----------------------------------------
  4,500 Free State Consolidated Gold Mines, Ltd.         26,553
        ----------------------------------------
  6,000 Malbak Limited                                    8,754
        ----------------------------------------
  7,000 Rembrandt Group, Ltd.                            63,384
        ----------------------------------------   ------------
         Total                                           99,996
        ----------------------------------------   ------------
        FOOD & BEVERAGE--0.0%
        ----------------------------------------
    672 Foodcorp., Ltd.                                   4,326
        ----------------------------------------   ------------
        HOUSEHOLD PRODUCTS--0.0%
        ----------------------------------------
    837 Ellerine Holdings, Ltd.                           6,645
        ----------------------------------------
     81 (a)JD Group, Ltd.                                   613
        ----------------------------------------   ------------
         Total                                            7,258
        ----------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


 SHARES OR                                                         VALUE
 PRINCIPAL                                                        IN U.S.
  AMOUNT                                                          DOLLARS
 --------- --------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 ------------------------------------------------------------
           SOUTH AFRICA--CONTINUED
           --------------------------------------------------
           INDUSTRIAL MANUFACTURING--0.2%
           --------------------------------------------------
   6,045   Barlow Ltd.                                          $     69,069
           --------------------------------------------------
   1,030   Anglo American Industrial Corp., Ltd.                      38,676
           --------------------------------------------------   ------------
            Total                                                    107,745
           --------------------------------------------------   ------------
           INSURANCE--0.3%
           --------------------------------------------------
  27,826   LibLife Strategic Investments, Ltd.                        96,127
           --------------------------------------------------
   3,000   Liberty Life Association of Africa, Ltd.                   87,544
           --------------------------------------------------   ------------
            Total                                                    183,671
           --------------------------------------------------   ------------
           LODGING & RESTAURANT--0.2%
           --------------------------------------------------
   4,068   South African Breweries, Ltd.                             118,055
           --------------------------------------------------   ------------
           MEDICAL-DRUGS--0.0%
           --------------------------------------------------
     989   South African Druggists, Ltd.                               6,451
           --------------------------------------------------   ------------
           METALS & MINING--0.4%
           --------------------------------------------------
   3,000   Anglo American Platinum Corp., Ltd.                        51,979
           --------------------------------------------------
   1,500   Anglo American Corporation of South Africa Limited         76,762
           --------------------------------------------------
   3,300   De Beers Centenary AG                                      96,299
           --------------------------------------------------
   4,000   Gencor Ltd.                                                 9,441
           --------------------------------------------------   ------------
            Total                                                    234,481
           --------------------------------------------------   ------------
           RETAIL-DIVERSIFIED--0.0%
           --------------------------------------------------
   2,284   New Clicks Holdings, Ltd.                                   2,960
           --------------------------------------------------   ------------
            TOTAL SOUTH AFRICA                                     1,099,687
           --------------------------------------------------   ------------
           TAIWAN--0.4%
           --------------------------------------------------
           MISCELLANEOUS--0.1%
           --------------------------------------------------
   7,018   (a)Walsin Lihwa Wire, GDR                                  56,846
           --------------------------------------------------   ------------
           NON-RESIDENTIAL CONSTRUCTION--0.1%
           --------------------------------------------------
  10,902   (a)Tuntex Distinct Corp., GDR                              62,414
           --------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

 SHARES OR                                                        VALUE
 PRINCIPAL                                                       IN U.S.
  AMOUNT                                                         DOLLARS
 ---------- ------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -----------------------------------------------------------
            TAIWAN--CONTINUED
            ------------------------------------------------
            TECHNOLOGY--0.2%
            ------------------------------------------------
      4,213 (a)Macronix International Co., Ltd., ADR           $     94,529
            ------------------------------------------------   ------------
             TOTAL TAIWAN                                           213,789
            ------------------------------------------------   ------------
            THAILAND--0.3%
            ------------------------------------------------
            BANKING--0.1%
            ------------------------------------------------
     27,000 Krung Thai Bank PLC                                      18,223
            ------------------------------------------------
     13,500 Siam Commercial Bank                                     43,884
            ------------------------------------------------   ------------
             Total                                                   62,107
            ------------------------------------------------   ------------
            BUILDING MATERIALS--0.0%
            ------------------------------------------------
      2,000 Siam Cement Co., Ltd                                     32,837
            ------------------------------------------------   ------------
            COMMUNICATIONS--0.1%
            ------------------------------------------------
     35,000 (a)TelecomAsia Corp.                                     28,444
            ------------------------------------------------
      9,000 United Communication Industry Public Co., Ltd.           26,777
            ------------------------------------------------   ------------
             Total                                                   55,221
            ------------------------------------------------   ------------
            PETROLEUM--0.1%
            ------------------------------------------------
      4,500 PTT Exploration and Production Public Co.                60,248
            ------------------------------------------------   ------------
             TOTAL THAILAND                                         210,413
            ------------------------------------------------   ------------
            TURKEY--0.0%
            ------------------------------------------------
            MULTI-INDUSTRY--0.0%
            ------------------------------------------------
        349 Koc Yatirim Ve Sanayi Mamulleri Pazarlama S.A.              132
            ------------------------------------------------   ------------
             TOTAL EMERGING MARKETS SECURITIES SECTOR             6,174,976
            (IDENTIFIED COST $6,248,756)
            ------------------------------------------------   ------------
 COMMERCIAL PAPER--28.8%
 -----------------------------------------------------------
            FINANCE--28.8%
            ------------------------------------------------
 $3,000,000 Ford Motor Credit Corp., 5.50%, 12/12/1997            2,969,670
            ------------------------------------------------
  3,000,000 General Electric Capital Corp., 5.50%, 10/8/1997      2,996,792
            ------------------------------------------------
  3,000,000 Hertz Corp., 5.50%, 12/12/1997                        2,969,670
            ------------------------------------------------
  3,000,000 Monte Rosa Capital Corp., 5.54%, 10/2/1997            2,999,538
            ------------------------------------------------
            New Center Asset Trust, A1/P1 Series, 5.53%,
  3,000,000 10/6/1997                                             2,997,696
            ------------------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


  PRINCIPAL
  AMOUNT OR
   FOREIGN                                                            VALUE
 CURRENCY PAR                                                        IN U.S.
    AMOUNT                                                           DOLLARS
 ------------ --------------------------------------------------   -----------
 COMMERCIAL PAPER--CONTINUED
 ---------------------------------------------------------------
              FINANCE--CONTINUED
              --------------------------------------------------
 $ 3,000,000  Sheffield Receivables Corp., 5.54%, 10/2/1997        $ 2,999,538
              --------------------------------------------------   -----------
               TOTAL COMMERCIAL PAPER (IDENTIFIED COST
              $17,927,564)                                          17,932,904
              --------------------------------------------------   -----------
 U.S. FIXED INCOME SECURITIES SECTOR--10.7%
 ---------------------------------------------------------------
              GOVERNMENT/AGENCY--10.7%
              --------------------------------------------------
   1,500,000  United States Treasury Bill, 12/11/1997                1,485,591
              --------------------------------------------------
     325,000  United States Treasury Bond, 7.25%, 8/15/2022            355,427
              --------------------------------------------------
     500,000  United States Treasury Bond, 7.50%, 11/15/2016           556,730
              --------------------------------------------------
   1,200,000  United States Treasury Bond, 7.625%, 11/15/2022        1,368,528
              --------------------------------------------------
   1,430,000  United States Treasury Bond, 11.75%, 11/15/2014        2,076,432
              --------------------------------------------------
     400,000  United States Treasury Note, 6.25%, 2/15/2003            404,000
              --------------------------------------------------
     350,000  United States Treasury Receipt PO Strip, 8/15/2005       216,097
              --------------------------------------------------
     350,000  United States Treasury Receipt IO Strip, 2/15/2005       223,298
              --------------------------------------------------   -----------
               TOTAL U.S. FIXED INCOME SECURITIES SECTOR
               (IDENTIFIED COST $6,431,631)                          6,686,103
              --------------------------------------------------   -----------
 FOREIGN FIXED INCOME SECURITIES SECTOR--17.1%
 ---------------------------------------------------------------
              DENMARK--0.9%
              --------------------------------------------------
   3,310,000  Denmark--Bullet, Bond, 8.00%, 3/15/2006                  562,497
              --------------------------------------------------   -----------
              FRANCE--3.7%
              --------------------------------------------------
  10,500,000  France (Govt. of), 6.50%, 10/25/2006                   1,909,509
              --------------------------------------------------
   2,150,000  France O.A.T., Bond, 7.25%, 4/25/2006                    409,622
              --------------------------------------------------   -----------
               Total                                                 2,319,131
              --------------------------------------------------   -----------
              GERMANY--3.4%
              --------------------------------------------------
   1,040,000  Republic of Germany, Bond, 6.25%, 4/26/2006              620,604
              --------------------------------------------------
     287,000  Republic of Germany, Deb., 7.125%, 12/20/2002            178,442
              --------------------------------------------------
   1,065,000  Germany (Fed. Republic), 6.50%, 7/15/2003                646,130
              --------------------------------------------------
   1,140,000  Germany (Fed. Republic), Bond, 6.00%, 1/5/2006           669,438
              --------------------------------------------------   -----------
               Total                                                 2,114,614
              --------------------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


  PRINCIPAL
  AMOUNT OR
   FOREIGN                                                             VALUE
 CURRENCY PAR                                                         IN U.S.
    AMOUNT                                                            DOLLARS
 ------------ ---------------------------------------------------   -----------
 FOREIGN FIXED INCOME SECURITIES SECTOR--CONTINUED
 ----------------------------------------------------------------
              ITALY--1.2%
              ---------------------------------------------------
 $880,000,000 Buoni Poliennali Del Tes, Deb., 10.50%, 4/15/1998     $   519,182
              ---------------------------------------------------
  310,000,000 Italy (Republic of), Deb., 10.50%, 4/1/2005               227,162
              ---------------------------------------------------   -----------
               Total                                                    746,344
              ---------------------------------------------------   -----------
              NETHERLANDS--3.1%
              ---------------------------------------------------
    1,690,000 Dutch Government Bond, 5.75%, 2/15/2007                   864,572
              ---------------------------------------------------
      580,000 Netherlands Government Bond, 7.50%, 4/15/2010             337,602
              ---------------------------------------------------
      880,000 Dutch Government Bond, 7.25%, 10/1/2004                   493,875
              ---------------------------------------------------
      410,000 Netherlands Government Bond, 7.00%, 2/15/2003             225,363
              ---------------------------------------------------   -----------
               Total                                                  1,921,412
              ---------------------------------------------------   -----------
              SPAIN--1.3%
              ---------------------------------------------------
  104,600,000 Kingdom of Spain, Deb., 12.25%, 3/25/2000                 817,732
              ---------------------------------------------------   -----------
              SWEDEN--0.4%
              ---------------------------------------------------
    1,600,000 Sweden (Kingdom of), 10.25%, 5/5/2000                     236,091
              ---------------------------------------------------   -----------
              UNITED KINGDOM--3.1%
              ---------------------------------------------------
      245,000 United Kingdom Treasury Bond, 8.00%, 12/7/2015            455,561
              ---------------------------------------------------
      239,000 United Kingdom Treasury, 7.75%, 9/8/2006                  417,789
              ---------------------------------------------------
      400,000 United Kingdom Treasury, 8.50%, 7/16/2007                 737,321
              ---------------------------------------------------
      190,000 United Kingdom Treasury, 9.75%, 8/27/2002                 346,591
              ---------------------------------------------------   -----------
               Total                                                  1,957,262
              ---------------------------------------------------   -----------
               TOTAL FOREIGN FIXED INCOME SECURITIES SECTOR
               (IDENTIFIED COST $10,804,770)                         10,675,083
              ---------------------------------------------------   -----------
 (C) REPURCHASE AGREEMENT--1.9%
 ----------------------------------------------------------------
    1,176,958 CS First Boston, 6.05%, dated 9/30/1997, due
              10/1/1997
              (at amortized cost)                                     1,176,958
              ---------------------------------------------------   -----------
               TOTAL INVESTMENTS (IDENTIFIED COST $60,621,797)(D)   $61,251,942
              ---------------------------------------------------   -----------



BLANCHARD GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $261,075 which represents 0.4% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $60,689,138 The net unrealized appreciation of investments on a federal tax basis amounts to $562,804 which is comprised of $2,899,362 appreciation and $2,336,558 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($62,197,366) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt
GDR--Global Depositary Receipt
IO--Interest Only
PO--Principal Only
PLC--Public Limited Company
SPA--Standby Purchase Agreement
STRIP--Separate Trading of Registered Interest & Principal of Securities

(See Notes which are an integral part of the Financial Statements)


BLANCHARD PRECIOUS METALS FUND, INC.
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
  SHARES                                        DOLLARS
 --------- --------------------------------   -----------
 EQUITIES--84.5%
 ------------------------------------------
           METALS & MINING--84.5%
           --------------------------------
           AUSTRALIA--1.0%
           --------------------------------
   600,000 (a)Croesus Mining NL               $   152,449
           --------------------------------
 1,000,000 (a)Laverton Gold NL                    148,820
           --------------------------------
 1,258,000 (a)(b)Lone Star Exploration NL         200,253
           --------------------------------
 1,300,000 (a)Lone Star Exploration NL            215,500
           --------------------------------   -----------
            Total                                 717,022
           --------------------------------   -----------
           CANADA--53.0%
           --------------------------------
 1,640,000 (a)Ariel Resources, Ltd.               367,859
           --------------------------------
   421,000 Cambior, Inc.                        4,736,840
           --------------------------------
   229,600 (a)Dayton Mining Corp.                 803,600
           --------------------------------
 1,405,500 (a)(b)Eldorado Gold Corp., Ltd.      3,823,798
           --------------------------------
   230,000 (a)First Silver Reserve, Inc.          183,061
           --------------------------------
    95,200 Franco-Nevada Mining Corp., Ltd.     2,242,148
           --------------------------------
   721,000 (a)Geomaque Explorations, Ltd.       1,930,249
           --------------------------------
    50,000 (a)Goldcorp, Inc., Class A             318,750
           --------------------------------
   401,500 (a)Golden Knight Resources, Inc.     1,191,093
           --------------------------------
   316,000 (a)Greenstone Resources, Ltd.        3,235,339
           --------------------------------
   510,000 (a)Kinross Gold Corp.                2,836,875
           --------------------------------
   194,300 (a)Philex Gold, Inc.                   773,235
           --------------------------------
   135,000 Placer Dome, Inc.                    2,581,875
           --------------------------------
 4,115,069 (a)Santa Cruz Gold, Inc.             1,488,755
           --------------------------------
 1,260,000 (a)TVX Gold, Inc.                    7,840,527
           --------------------------------
   466,000 (a)Viceroy Resource Corp.            1,180,131
           --------------------------------   -----------
            Total                              35,534,135
           --------------------------------   -----------


BLANCHARD PRECIOUS METALS FUND, INC.
--------------------------------------------------------------------------------


 SHARES OR                                                            VALUE
 PRINCIPAL                                                           IN U.S.
  AMOUNT                                                             DOLLARS
 ---------- ----------------------------------------------------   -----------
 EQUITIES--CONTINUED
 ---------------------------------------------------------------
            GHANA--4.8%
            ----------------------------------------------------
    290,000 Ashanti Goldfields Co., GDR                            $ 3,190,000
            ----------------------------------------------------   -----------
            SOUTH AFRICA--5.0%
            ----------------------------------------------------
    551,700 East Rand Gold & Uranium Co., Ltd., ADR                    764,325
            ----------------------------------------------------
    200,000 Free State Consolidated Gold Mines Ltd., ADR             1,218,750
            ----------------------------------------------------
    255,000 Vaal Reefs Explorations & Mining Co., Ltd., ADR          1,370,625
            ----------------------------------------------------   -----------
             Total                                                   3,353,700
            ----------------------------------------------------   -----------
            UNITED STATES--20.7%
            ----------------------------------------------------
  1,425,000 (a)Canyon Resources Corp.                                3,918,750
            ----------------------------------------------------
    260,000 Homestake Mining Co.                                     3,981,250
            ----------------------------------------------------
    626,500 (a)Meridian Gold, Inc.                                   3,093,344
            ----------------------------------------------------
     64,500 Newmont Mining Corp.                                     2,898,469
            ----------------------------------------------------   -----------
             Total                                                  13,891,813
            ----------------------------------------------------   -----------
             TOTAL EQUITIES (IDENTIFIED COST $78,030,194)           56,686,670
            ----------------------------------------------------   -----------
 WARRANTS--1.3%
 ---------------------------------------------------------------
    227,500 (a)Atlas Corp., Warrants (expire 12/15/99)                   1,138
            ----------------------------------------------------
     75,000 (a)Canyon Resources Corp., Warrants (expire 3/20/99)           --
            ----------------------------------------------------
            (a)(b)Geomaque Explorations Ltd., Warrants (expire         870,084
    325,000 3/19/99)
            ----------------------------------------------------   -----------
             TOTAL WARRANTS (IDENTIFIED COST $827,565)                 871,222
            ----------------------------------------------------   -----------
 PREFERRED STOCK--0.8%
 ---------------------------------------------------------------
            UNITED STATES--0.8%
            ----------------------------------------------------
     25,000 Freeport-McMoRan Copper & Gold, Inc., Cumulative
            Pfd., Series SILV (IDENTIFIED COST $432,868)               528,125
            ----------------------------------------------------   -----------
 U.S. TREASURY SECURITIES--7.8%
 ---------------------------------------------------------------
            U.S. TREASURY BILL--7.8%
            ----------------------------------------------------
 $5,300,000 12/11/1997 (IDENTIFIED COST $5,248,217)                  5,249,088
            ----------------------------------------------------   -----------


BLANCHARD PRECIOUS METALS FUND, INC.
-------------------------------------------------------------------------------

                                      VALUE
 PRINCIPAL                                                          IN U.S.
  AMOUNT                                                            DOLLARS
 ---------- ---------------------------------------------------   -----------
 (C) REPURCHASE AGREEMENT--8.2%
 --------------------------------------------------------------
 $5,492,706 CS First Boston Corp., 6.05%, dated 9/30/1997, due
            10/1/1997 (at amortized cost)                         $ 5,492,706
            ---------------------------------------------------   -----------
             TOTAL INVESTMENTS (IDENTIFIED COST $90,031,550)(D)   $68,827,811
            ---------------------------------------------------   -----------

(a) Non-income producing security.

(b) Certain of these securities are subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $4,894,135 with represents 7.3% of net assets.

(c) The repurchase agreements is fully collateralized by U.S.government and/or agency obligations based on market prices at the date of the portfolio.

(d) The cost of investments for federal tax purposes amounts to $90,719,260. The net unrealized depreciation of investments on a federal tax basis amounts to $20,522,951 which is comprised of $1,599,113 appreciation and $22,122,064 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($67,037,240) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipt

(See Notes which are an integral part of the Financial Statements)


BLANCHARD FLEXIBLE INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                            VALUE
 ------------- -------------------------------------------------   ------------
 CORPORATE BONDS--26.6%
 ---------------------------------------------------------------
               AEROSPACE--1.1%
               -------------------------------------------------
 $   1,700,000 Sequa Corp., Sr. Note, 8.75%, 12/15/2001            $  1,738,250
               -------------------------------------------------   ------------
               CONSUMER RELATED--1.3%
               -------------------------------------------------
               Host Marriot Travel Plaza, Sr. Note, 9.50%,            1,062,500
     1,000,000 5/15/2005
               -------------------------------------------------
               John Q. Hammons Hotels, 1st Mtg. Bond, 8.875%,         1,015,000
     1,000,000 2/15/2004
               -------------------------------------------------   ------------
                Total                                                 2,077,500
               -------------------------------------------------   ------------
               FINANCE--3.5%
               -------------------------------------------------
               Americo Life, Inc., Sr. Sub. Note, 9.25%,              1,548,750
     1,500,000 6/1/2005
               -------------------------------------------------
     1,000,000 Navistar Financial Corp. Owner Trust 1995-A , Sr.
               Sub. Note, 8.875%, 11/15/1998                          1,024,241
               -------------------------------------------------
               Presidential Life Corp., Sr. Note, 9.50%,              1,556,250
     1,500,000 12/15/2000
               -------------------------------------------------
               Reliance Group Holdings, Inc., Sr. Note, 9.00%,        1,306,250
     1,250,000 11/15/2000
               -------------------------------------------------   ------------
                Total                                                 5,435,491
               -------------------------------------------------   ------------
               INDUSTRIAL SERVICES--0.6%
               -------------------------------------------------
     1,000,000 EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003         1,005,000
               -------------------------------------------------   ------------
               OIL REFINING--1.5%
               -------------------------------------------------
     2,250,000 PDV America, Sr. Note, 7.25%, 8/1/1998                 2,267,957
               -------------------------------------------------   ------------
               PAPER/FOREST PRODUCTS/CONTAINERS--4.9%
               -------------------------------------------------
               Doman Industries, Ltd., Sr. Note, 8.75%,                 995,000
     1,000,000 3/15/2004
               -------------------------------------------------
     1,250,000 Fort Howard Corp., Sr. Sub. Note, 9.00%, 2/1/2006      1,358,749
               -------------------------------------------------
     1,000,000 Maxxam Group, Inc., Sr. Note, 11.25%, 8/1/2003         1,065,000
               -------------------------------------------------
     1,000,000 Repap New Brunswick, 1st Priority Sr. Secd. Note,
               9.875%, 7/15/2000                                      1,012,500
               -------------------------------------------------
     1,000,000 Repap Wisconsin, Inc., 1st Priority Sr. Secd.
               Note, 9.25%, 2/1/2002                                  1,058,750
               -------------------------------------------------
     2,000,000 (a)Stone Container Finance Co. CDA, Company
               Guarantee, 11.50%, 8/15/2006                           2,130,000
               -------------------------------------------------   ------------
                Total                                                 7,619,999
               -------------------------------------------------   ------------


BLANCHARD FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                            VALUE
 ------------- -------------------------------------------------   ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
               REAL ESTATE DEVELOPMENT--1.0%
               -------------------------------------------------
               Granite Development Partners, Sr. Note, Series B,   $  1,477,500
 $   1,500,000 10.83%, 11/15/2003
               -------------------------------------------------   ------------
               RETAIL TRADE--0.7%
               -------------------------------------------------
               (a)Nine West Group, Inc., Sr. Note, 8.375%,            1,010,000
     1,000,000 8/15/2005
               -------------------------------------------------   ------------
               SERVICES--2.0%
               -------------------------------------------------
     1,000,000 (a)Calpine Corp., Sr. Note, 8.75%, 7/15/2007           1,022,500
               -------------------------------------------------
               HMH Properties, Inc., Sr. Note, Series B, 9.50%,       1,057,500
     1,000,000 5/15/2005
               -------------------------------------------------
               Prime Hospitality Corp., Sr. Sub. Note, 9.75%,         1,060,000
     1,000,000 4/1/2007
               -------------------------------------------------   ------------
                Total                                                 3,140,000
               -------------------------------------------------   ------------
               STEEL--1.7%
               -------------------------------------------------
     1,500,000 Armco, Inc., Sr. Note, 9.375%, 11/1/2000               1,552,500
               -------------------------------------------------
               Bethlehem Steel Corp., Sr. Note, 10.375%,              1,080,000
     1,000,000 9/1/2003
               -------------------------------------------------   ------------
                Total                                                 2,632,500
               -------------------------------------------------   ------------
               TELECOMMUNICATIONS/CABLE--2.0%
               -------------------------------------------------
               Centennial Cellular Corp., Sr. Note, 8.875%,           1,020,000
     1,000,000 11/1/2001
               -------------------------------------------------
               Lenfest Communications Inc., Sr. Note, 8.375%,         1,007,500
     1,000,000 11/1/2005
               -------------------------------------------------
               Teleport Communications Group, Inc., Sr. Note,         1,097,500
     1,000,000 9.875%, 7/1/2006
               -------------------------------------------------   ------------
                Total                                                 3,125,000
               -------------------------------------------------   ------------
               TRANSPORTATION--4.1%
               -------------------------------------------------
               Eletson Holdings, Inc., 1st Mtg. Note, 9.25%,          1,541,250
     1,500,000 11/15/2003
               -------------------------------------------------
     1,389,000 Piedmont Aviation, 10.15%, 3/28/2003                   1,451,505
               -------------------------------------------------
       852,000 Piedmont Aviation, 9.90%, 1/15/2001                      862,650
               -------------------------------------------------
     1,500,000 Sea Containers Ltd., Sr. Note, 9.50%, 7/1/2003         1,552,500
               -------------------------------------------------
       896,000 USAir, Inc., 9.90%, 1/15/2001                            885,920
               -------------------------------------------------   ------------
                Total                                                 6,293,825
               -------------------------------------------------   ------------
               UTILITIES-ELECTRIC--2.2%
               -------------------------------------------------
     1,000,000 Cleveland Electric Illuminating Co., 1st Mtg.
               Bond, 9.50%, 5/15/2005                                 1,090,000
               -------------------------------------------------


BLANCHARD FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                            VALUE
 ------------- -------------------------------------------------   ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
               UTILITIES-ELECTRIC--CONTINUED
               -------------------------------------------------
 $   2,218,808 (a)Tucson Electric Power Co., 10.21%, 1/1/2009      $  2,307,561
               -------------------------------------------------   ------------
                Total                                                 3,397,561
               -------------------------------------------------   ------------
                TOTAL CORPORATE BONDS (IDENTIFIED COST               41,220,583
               $39,374,399)
               -------------------------------------------------   ------------
 FOREIGN SECURITIES--1.0%
 ---------------------------------------------------------------
               TELECOMMUNICATIONS--1.0%
               -------------------------------------------------
 CAD 2,000,000 Rogers Cablesystems, Ltd., Sr. Secd. Note, 9.65%,
               1/15/2014 (IDENTIFIED COST $1,511,716)                 1,545,948
               -------------------------------------------------   ------------
 MORTGAGE BACKED SECURITIES--31.1%
 ---------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION--31.1%
               -------------------------------------------------
        35,403 Pool E00434, 7.00%, 5/1/2011                              35,809
               -------------------------------------------------
       975,488 Pool E00466, 7.00%, 1/1/2012                             986,676
               -------------------------------------------------
       993,214 Pool E00497, 7.00%, 7/1/2012                           1,004,139
               -------------------------------------------------
     1,627,552 Pool E20217, 7.00%, 1/1/2011                           1,646,202
               -------------------------------------------------
     3,643,090 Pool E20271, 7.00%, 11/1/2011                          3,684,872
               -------------------------------------------------
       702,239 Pool E64769, 7.00%, 7/1/2011                             710,292
               -------------------------------------------------
       264,596 Pool E64891, 7.00%, 7/1/2011                             267,631
               -------------------------------------------------
     1,498,267 Pool E65184, 7.00%, 8/1/2011                           1,515,450
               -------------------------------------------------
       440,315 Pool E65186, 7.00%, 8/1/2011                             445,365
               -------------------------------------------------
        58,006 Pool E65399, 7.00%, 9/1/2011                              58,671
               -------------------------------------------------
       459,199 Pool E65450, 7.00%, 10/1/2011                            464,466
               -------------------------------------------------
       283,376 Pool E65454, 7.00%, 10/1/2011                            286,626
               -------------------------------------------------
       163,361 Pool E65468, 7.00%, 10/1/2011                            165,235
               -------------------------------------------------
     2,208,871 Pool E65490, 7.00%, 10/1/2011                          2,234,205
               -------------------------------------------------
     2,821,959 Pool E65503, 7.00%, 10/1/2011                          2,854,324
               -------------------------------------------------
       304,766 Pool E65597, 7.00%, 10/1/2011                            308,261
               -------------------------------------------------
       241,313 Pool E65645, 7.00%, 11/1/2011                            244,080
               -------------------------------------------------
       643,716 Pool E65660, 7.00%, 11/1/2011                            651,099
               -------------------------------------------------
       786,446 Pool E65690, 7.00%, 11/1/2011                            795,466
               -------------------------------------------------
     1,523,500 Pool E65702, 7.00%, 11/1/2011                          1,540,973
               -------------------------------------------------



BLANCHARD FLEXIBLE INCOME FUND
-------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                        VALUE
 ------------- ---------------------------------------------   ------------
 MORTGAGE BACKED SECURITIES--CONTINUED
 -----------------------------------------------------------
 $     945,741 Pool E65703, 7.00%, 11/1/2011                   $    956,588
               ---------------------------------------------
     1,908,905 Pool E65712, 7.00%, 12/1/2011                      1,930,799
               ---------------------------------------------
       326,516 Pool E65717, 7.00%, 11/1/2011                        330,261
               ---------------------------------------------
     1,026,390 Pool E65723, 7.00%, 11/1/2011                      1,038,161
               ---------------------------------------------
       409,609 Pool E65750, 7.00%, 11/1/2011                        414,307
               ---------------------------------------------
        34,080 Pool E65759, 7.00%, 12/1/2011                         34,471
               ---------------------------------------------
     3,252,636 Pool E67171, 7.00%, 7/1/2012                       3,288,412
               ---------------------------------------------
     2,981,906 Pool E67276, 7.00%, 8/1/2012                       3,014,704
               ---------------------------------------------
        30,851 Pool G10524, 7.00%, 5/1/2011                          31,205
               ---------------------------------------------
       596,894 Pool G10556, 7.00%, 7/1/2011                         603,740
               ---------------------------------------------
       298,671 Pool G10590, 7.00%, 10/1/2011                        302,097
               ---------------------------------------------
    16,291,034 Pool G10690, 7.00%, 7/1/2012                      16,470,219
               ---------------------------------------------   ------------
                TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED     48,314,806
               COST $47,988,240)
               ---------------------------------------------   ------------
 U.S. TREASURY--37.5%
 -----------------------------------------------------------
               U.S. TREASURY BONDS--13.7%
               ---------------------------------------------
    20,000,000 7.25%, 5/15/2004                                  21,256,240
               ---------------------------------------------   ------------
               U.S. TREASURY NOTES--23.8%
               ---------------------------------------------
    35,000,000 7.00%, 7/15/2006                                  36,914,047
               ---------------------------------------------   ------------
                TOTAL U.S. TREASURY (IDENTIFIED COST             58,170,287
               $56,623,205)
               ---------------------------------------------   ------------
 (B)REPURCHASE AGREEMENT--2.9%
 -----------------------------------------------------------
     4,512,438 CS First Boston, 6.05%, dated 9/30/1997, due
               10/1/1997
               (AT AMORTIZED COST)                                4,512,438
               ---------------------------------------------   ------------
                TOTAL INVESTMENTS (IDENTIFIED COST             $153,764,062
               $150,009,998)(C)
               ---------------------------------------------   ------------

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $6,470,061 which represents 4.2% of net assets.

(b) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $150,009,998. The net unrealized appreciation of investments on a federal tax basis amounts to $3,754,064 which is comprised of $3,781,564 appreciation and $27,500 depreciation at September 30, 1997.


BLANCHARD FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------

Note: The categories of investments are shown as a percentage of net assets
      ($155,222,701) at September 30, 1997.

The following acronyms are used throughout this portfolio:

CAD--Canadian Dollars
CDA--Community Development Administration

(See Notes which are an integral part of the Financial Statements)



BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
 ---------------------------------------------------------------
             FINANCIAL SERVICES--0.4%
             ---------------------------------------------------
 $     4,796 CMC Securities Corp. 1993-A, Series 1993-A, Class
             A2, 7.50%, 2/25/2023                                  $      4,785
             ---------------------------------------------------
     583,666 Merrill Lynch Mortgage Investors, Series 1990-I,
             Class A, 9.20%, 1/15/2011                                  583,223
             ---------------------------------------------------   ------------
             Total                                                      588,008
             ---------------------------------------------------   ------------
             GOVERNMENT/AGENCY--4.1%
             ---------------------------------------------------
   1,892,678 (a)Resolution Trust Corp. Mtg. Pass-Thru 1992-3,
             Series 1992-3, Class A2, 6.45%, 10/25/2019               1,896,823
             ---------------------------------------------------
   1,283,183 (a)Resolution Trust Corp. Mtg. Pass-Thru 1992-3,
             Series 1992-3, Class A3, 6.05%, 6/25/2021                1,287,200
             ---------------------------------------------------
   1,412,944 (a)Resolution Trust Corp. Mtg. Pass-Thru 1992-6,
             Series 1992-6, Class A4, 7.36%, 11/25/2025               1,423,542
             ---------------------------------------------------
     774,275 Resolution Trust Corp. Mtg. Pass-Thru 1992-C1,
             Series 1992-C1, Class A1, 8.80%, 8/25/2023                 781,778
             ---------------------------------------------------   ------------
              Total                                                   5,389,343
             ---------------------------------------------------   ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (IDENTIFIED COST $5,841,278)                            5,977,351
             ---------------------------------------------------   ------------
 CORPORATE BONDS--29.3%
 ---------------------------------------------------------------
             AEROSPACE/DEFENSE--0.4%
             ---------------------------------------------------
     500,000 Sequa Corp., Sr. Note, 8.75%, 12/15/2001                   511,250
             ---------------------------------------------------   ------------
             AIRLINES--0.1%
             ---------------------------------------------------
     200,000 USAir, Inc., 9.80%, 1/15/2000                              208,250
             ---------------------------------------------------   ------------
             CHEMICALS--1.9%
             ---------------------------------------------------
     500,000 Borden Chemicals & Plastics Operating, Note, 9.50%,
             5/1/2005                                                   528,750
             ---------------------------------------------------
             Harris Chemical North America, Inc., Sr. Note,             523,750
     500,000 10.25%, 7/15/2001
             ---------------------------------------------------
     300,000 ISP Holdings, Inc., Sr. Note, 9.00%, 10/15/2003            315,000
             ---------------------------------------------------
     500,000 Kaiser Aluminum & Chemical Corp., Sr. Note, 9.875%,
             2/15/2002                                                  522,500
             ---------------------------------------------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                           VALUE
 ----------- -------------------------------------------------   ------------
             CHEMICALS--CONTINUED
             -------------------------------------------------
 $   600,000 SIFTO Canada, Inc., Sr. Note, 8.50%, 7/15/2000      $    612,000
             -------------------------------------------------   ------------
              Total                                                 2,502,000
             -------------------------------------------------   ------------
             CONSUMER RELATED--4.0%
             -------------------------------------------------
     750,000 Chiquita Brands International Inc., Sr. Note,
             9.625%, 1/15/2004                                        795,000
             -------------------------------------------------
     800,000 HMH Properties, Inc., Sr. Note, Series B, 9.50%,
             5/15/2005                                                846,000
             -------------------------------------------------
   2,460,000 RJR Nabisco, Inc., Note, 8.75%, 7/15/2007              2,615,172
             -------------------------------------------------
   1,000,000 Revlon Consumer Products Corp., Note, 9.375%,
             4/1/2001                                               1,037,500
             -------------------------------------------------   ------------
              Total                                                 5,293,672
             -------------------------------------------------   ------------
             CONTAINERS-PAPER/PLASTIC--0.8%
             -------------------------------------------------
     500,000 Container Corp. of America, Sr. Note, 11.25%,
             5/1/2004                                                 555,000
             -------------------------------------------------
     500,000 Sea Containers Ltd., 9.50%, 7/1/2003                     517,500
             -------------------------------------------------   ------------
              Total                                                 1,072,500
             -------------------------------------------------   ------------
             ENERGY MINERALS--1.4%
             -------------------------------------------------
   2,000,000 USX Marathon Group, 5.75%, 7/1/2001                    1,962,500
             -------------------------------------------------   ------------
             ENTERTAINMENT--4.2%
             -------------------------------------------------
   1,000,000 Caesars World, Inc., Sr. Sub. Note, 8.875%,
             8/15/2002                                              1,037,500
             -------------------------------------------------
   1,000,000 Harrah's Operations, Inc., Sr. Sub. Note, 8.75%,
             3/15/2000                                              1,027,500
             -------------------------------------------------
     405,000 Host Marriot Travel Plazas Inc., Sr. Note, 9.50%,
             5/15/2005                                                430,312
             -------------------------------------------------
     900,000 Station Casinos, Inc., Sr. Sub. Note, 9.625%,
             6/1/2003                                                 904,500
             -------------------------------------------------
   1,000,000 Time Warner Entertainment Co. LP, Note, 9.625%,
             5/1/2002                                               1,116,927
             -------------------------------------------------
     600,000 Trump Atlantic City Associations, Company
             Guarantee, 11.25%, 5/1/2006                              584,250
             -------------------------------------------------
     500,000 Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                 500,000
             -------------------------------------------------   ------------
              Total                                                 5,600,989
             -------------------------------------------------   ------------
             FINANCIAL SERVICES--1.9%
             -------------------------------------------------
     500,000 Navistar Financial Corp. Owner Trust 1995-A , Sr.
             Sub. Note, 8.875%, 11/15/1998                            512,120
             -------------------------------------------------
     500,000 Presidential Life Corp., Sr. Note, 9.50%,
             12/15/2000                                               518,750
             -------------------------------------------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
             FINANCIAL SERVICES--CONTINUED
             ---------------------------------------------------
 $ 1,000,000 Reliance Group Holdings, Inc., Sr. Note, 9.00%,
             11/15/2000                                            $  1,045,000
             ---------------------------------------------------
     500,000 Williams Scotsman, Inc., Sr. Note, 9.875%, 6/1/2007        512,500
             ---------------------------------------------------   ------------
              Total                                                   2,588,370
             ---------------------------------------------------   ------------
             INDUSTRIAL RELATED--2.9%
             ---------------------------------------------------
     850,000 Armco, Inc., Sr. Note, 9.375%, 11/1/2000                   879,750
             ---------------------------------------------------
     350,000 Bethlehem Steel Corp., Sr. Note, 10.375%, 9/1/2003         378,000
             ---------------------------------------------------
     500,000 Exide Corp., Sr. Note, 10.75%, 12/15/2002                  531,250
             ---------------------------------------------------
     500,000 Fort Howard Corp., Sr. Sub. Note, 9.00%, 2/1/2006          543,499
             ---------------------------------------------------
     700,000 John Q. Hammon Hotels, 1st Mtg. Bond, 8.875%,
             2/15/2004                                                  710,500
             ---------------------------------------------------
     500,000 Unisys Corp., Deb., 9.50%, 7/15/1998                       503,750
             ---------------------------------------------------
     300,000 Unisys Corp., Sr. Note, 10.625%, 10/1/1999                 311,250
             ---------------------------------------------------   ------------
              Total                                                   3,857,999
             ---------------------------------------------------   ------------
             OIL REFINING--1.1%
             ---------------------------------------------------
   1,000,000 Clark Oil Refining and Corp. Del, Sr. Note, 10.50%,
             12/1/2001                                                1,035,000
             ---------------------------------------------------
     500,000 PDV America Inc., Sr. Note, 7.25%, 8/1/1998                503,991
             ---------------------------------------------------   ------------
              Total                                                   1,538,991
             ---------------------------------------------------   ------------
             PAPER PRODUCTS--2.0%
             ---------------------------------------------------
     500,000 Repap New Brunswick Inc., 1st Priority Sr. Secd.
             Note, 9.875%, 7/15/2000                                    506,250
             ---------------------------------------------------
     500,000 Repap New Brunswick Inc., Sr. Note, 9.0625%,
             7/15/2000                                                  495,000
             ---------------------------------------------------
     700,000 Repap Wisconsin, Inc., 1st Priority Sr. Secd. Note,
             9.25%, 2/1/2002                                            741,125
             ---------------------------------------------------
     700,000 Stone Container Corp., Sr. Note, 9.875%, 2/1/2001          714,875
             ---------------------------------------------------
     200,000 Stone Container Corp., Sr. Sub. Note, 11.00%,
             8/15/1999                                                  208,500
             ---------------------------------------------------   ------------
              Total                                                   2,665,750
             ---------------------------------------------------   ------------
             PRINTING & PUBLISHING--0.5%
             ---------------------------------------------------
     600,000 World Color Press Inc., Sr. Sub. Note, 9.125%,
             3/15/2003                                                  630,750
             ---------------------------------------------------   ------------
             RETAIL TRADE--0.7%
             ---------------------------------------------------
   1,000,000 Nine West Group, Inc., Sr. Note, 8.375%, 8/15/2005       1,010,000
             ---------------------------------------------------   ------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                              VALUE
 ----------- ---------------------------------------------------    ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
             SERVICES--1.2%
             ---------------------------------------------------
 $   600,000 Fleming Cos., Inc., Sr. Note, 10.625%, 12/15/2001      $    642,000
             ---------------------------------------------------
     500,000 Marcus Cable Operating Co. LP, Sr. Disc. Note,
             0/13.50%, 8/1/2004                                          453,750
             ---------------------------------------------------
     500,000 Prime Hospitality Corp., 1st Mtg. Bond, 9.25%,
             1/15/2006                                                   526,875
             ---------------------------------------------------    ------------
              Total                                                    1,622,625
             ---------------------------------------------------    ------------
             STEEL--0.6%
             ---------------------------------------------------
     750,000 Wheeling Pittsburgh Corp., Sr. Note, 9.375%,
             11/15/2003                                                  774,375
             ---------------------------------------------------    ------------
             TELECOMMUNICATIONS--4.0%
             ---------------------------------------------------
     750,000 Centennial Cellular Corp., Sr. Note, 8.875%,
             11/1/2001                                                   765,000
             ---------------------------------------------------
     750,000 Century Communications, Corp., Sr. Note, 9.75%,
             2/15/2002                                                   795,000
             ---------------------------------------------------
   1,000,000 Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005           1,075,000
             ---------------------------------------------------
   1,000,000 Videotron Group Ltd., Sr. Note, 10.625%, 2/15/2005        1,110,000
             ---------------------------------------------------
   1,000,000 Lenfest Communications Inc., Sr. Note, 8.375%,
             11/1/2005                                                 1,007,500
             ---------------------------------------------------
     500,000 Olympus Communications LP, Sr. Note, 10.625%,
             11/15/2006                                                  544,375
             ---------------------------------------------------    ------------
              Total                                                    5,296,875
             ---------------------------------------------------    ------------
             TEXTILE PRODUCTS--0.4%
             ---------------------------------------------------
     500,000 Dominion Textile USA Inc., Sr. Note, 8.875%,
             11/1/2003                                                   513,750
             ---------------------------------------------------    ------------
             UTILITIES-ELECTRIC--1.2%
             ---------------------------------------------------
     500,000 Jones Intercable, Inc., Sr. Note, 9.625%, 3/15/2002         537,500
             ---------------------------------------------------
   1,000,000 Long Island Lighting Co., Deb., 7.30%, 7/15/1999          1,016,131
             ---------------------------------------------------    ------------
              Total                                                    1,553,631
             ---------------------------------------------------    ------------
              TOTAL CORPORATE BONDS (IDENTIFIED COST $37,300,571)     39,204,277
             ---------------------------------------------------    ------------
 CORPORATE NOTE--0.8%
 ---------------------------------------------------------------
             TELECOMMUNICATIONS--0.8%
             ---------------------------------------------------
   1,000,000 Rogers Cablesystems Ltd., Note, 9.625%, 8/1/2002
             (identified cost $1,006,758)                              1,075,000
             ---------------------------------------------------    ------------
 U.S. TREASURY OBLIGATIONS--61.8%
 ---------------------------------------------------------------
             U.S. TREASURY NOTES--61.8%
             ---------------------------------------------------
  15,000,000 5.75%, 12/31/1998                                        15,009,375
             ---------------------------------------------------
  20,000,000 6.125%, 5/15/1998                                        20,075,000
             ---------------------------------------------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
-------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                              VALUE
 ----------- ---------------------------------------------------    ------------
 U.S. TREASURY OBLIGATIONS--CONTINUED
 ---------------------------------------------------------------
             U.S. TREASURY NOTES--CONTINUED
             ---------------------------------------------------
 $20,000,000 6.25%, 3/31/1999                                       $ 20,143,740
             ---------------------------------------------------
  27,000,000 6.875%, 8/31/1999                                        27,514,674
             ---------------------------------------------------    ------------
              TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST
             $82,053,737)                                             82,742,789
             ---------------------------------------------------    ------------
 (B)REPURCHASE AGREEMENT--2.9%
 ---------------------------------------------------------------
   3,832,176 CS First Boston, 6.05%, dated 9/30/1997, due
             10/1/1997 (at amortized cost)                             3,832,176
             ---------------------------------------------------    ------------
              TOTAL INVESTMENTS (IDENTIFIED COST $130,034,520)(C)   $132,831,593
             ---------------------------------------------------    ------------

(a) Denotes variable rate securities which show current rate.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $130,034,520. The net unrealized appreciation of investments on a federal tax basis amounts to $2,797,073 which is comprised of $2,812,462 appreciation and $15,389 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($133,877,535) at September 30, 1997.

The following acronym is used throughout this portfolio:

LP--Limited Partnership

(See Notes which are an integral part of the Financial Statements)


BLANCHARD FLEXIBLE TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


 PRINCIPAL                                                  CREDIT
  AMOUNT                                                    RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--94.5%
 --------------------------------------------------------
            ALASKA--4.1%
            ---------------------------------------------
 $1,000,000 Valdez, AK Marine Terminal, Revenue Refunding
            Bonds (Series B), 5.50% (BP Pipeline Inc.),
            10/1/2028                                         AA    $   983,917
            ---------------------------------------------           -----------
            CALIFORNIA--8.1%
            ---------------------------------------------
  1,000,000 California State Department of Water
            Resources, Revenue Refunding Bonds, 5.375%
            (Original Issue Yield: 5.67%), 12/1/2027          AAA       994,002
            ---------------------------------------------
  1,000,000 East Bay Municipal Utility District, CA,
            Water System Subordinated Refunding Revenue
            Bonds (Series 1996), 5.00% (FGIC
            INS)/(Original Issue Yield: 5.39%), 6/1/2026      AAA       947,502
            ---------------------------------------------           -----------
             Total                                                    1,941,504
            ---------------------------------------------           -----------
            FLORIDA--8.0%
            ---------------------------------------------
  1,000,000 Dade County, FL Water & Sewer System, Revenue
            Bonds, 5.25% (FGIC INS)/(Original Issue
            Yield: 5.70%), 10/1/2026                          AAA       979,577
            ---------------------------------------------
  1,000,000 Florida State Board of Education Capital
            Outlay, GO UT, (Series A), 5.00% (Original
            Issue Yield: 5.40%), 6/1/2027                     AA+       948,163
            ---------------------------------------------           -----------
             Total                                                    1,927,740
            ---------------------------------------------           -----------
            ILLINOIS--16.5%
            ---------------------------------------------
  1,000,000 Cook County, IL, GO UT Refunding Bonds (Series B), 5.375% (MBIA
            INS)/(Original Issue
            Yield: 5.72%), 11/15/2018                         AAA     1,001,236
            ---------------------------------------------
  1,000,000 Illinois Health Facilities Authority, Revenue
            Bonds Daily VRDNs (Healthcorp Affiliates)         Aaa     1,000,000
            ---------------------------------------------
  1,000,000 Illinois State Sales Tax, Refunding Revenue
            Bonds (Series Q), 5.50% (Original Issue
            Yield: 6.202%), 6/15/2020                         AAA     1,000,000
            ---------------------------------------------
  1,000,000 Metropolitan Pier & Exposition Authority, IL,
            Revenue Refunding Bonds, 5.25% (McCormick
            Plan Expansion Project)/(AMBAC INS)/(Original
            Issue Yield: 5.90%), 6/15/2027                    AAA       972,077
            ---------------------------------------------           -----------
             Total                                                    3,973,313
            ---------------------------------------------           -----------


BLANCHARD FLEXIBLE TAX-FREE BOND FUND
--------------------------------------------------------------------------------


 PRINCIPAL                                                  CREDIT
  AMOUNT                                                    RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            INDIANA--4.2%
            ---------------------------------------------
 $1,000,000 Purdue University, IN, Student Fees Revenue
            Bonds (Series H), Weekly VRDNs (Purdue
            University, IN LOC)                               AA-   $ 1,000,000
            ---------------------------------------------           -----------
            MASSACHUSETTS--3.9%
            ---------------------------------------------
  1,000,000 Massachusetts Water Resources Authority,
            Water Revenue Bonds, 5.00% (Original Issue
            Yield: 5.35%), 12/1/2025                          AAA       942,362
            ---------------------------------------------           -----------
            MICHIGAN--4.1%
            ---------------------------------------------
  1,000,000 Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
            5.25% (Henry Ford Health System, MI)/(Original Issue Yield:
            5.70%), 11/15/2025                                AA        984,047
            ---------------------------------------------           -----------
            NEVADA--4.1%
            ---------------------------------------------
  1,000,000 Clark County, NV School District, GO UT,
            5.25% (Original Issue Yield: 5.83%),
            6/15/2017                                         AAA       996,268
            ---------------------------------------------           -----------
            NEW JERSEY--4.2%
            ---------------------------------------------
  1,000,000 New Jersey State Transportation Trust Fund
            Agency, Revenue Bonds, 5.25% (Original Issue
            Yield: 5.70%), 6/15/2016                          A+      1,004,261
            ---------------------------------------------           -----------
            NEW YORK--20.8%
            ---------------------------------------------
  1,000,000 New York City Municipal Water Finance
            Authority, Revenue Bonds, 5.50% (Original
            Issue Yield: 5.855%), 6/15/2027                   AAA     1,003,925
            ---------------------------------------------
  1,000,000 New York State Dormitory Authority, Revenue
            Bonds, 5.25% (Monte Fiore Medical
            Center)/(AMBAC and FHA INSs)/(Original Issue
            Yield: 5.53%), 2/1/2015                           AAA     1,006,724
            ---------------------------------------------
  1,000,000 New York State Local Government Assistance
            Corp., Refunding Revenue Bonds (Series B),
            5.50% (Original Issue Yield: 5.97%), 4/1/2021      A      1,003,043
            ---------------------------------------------
  1,000,000 New York State Medical Care Facilities
            Finance Agency, Revenue Refunding Bonds,
            5.375% (Presbyterian Hospital)/(Original
            Issue Yield: 5.52%), 2/15/2025                    AAA       995,669
            ---------------------------------------------
  1,000,000 Port Authority of New York and New Jersey,
            Revenue Bonds (104th Series), 5.20% (AMBAC
            INS)/(Original Issue Yield: 5.35%), 7/15/2021     AAA       990,487
            ---------------------------------------------           -----------
            Total                                                     4,999,848
            ---------------------------------------------           -----------


BLANCHARD FLEXIBLE TAX-FREE BOND FUND
-------------------------------------------------------------------------------


 SHARES OR
 PRINCIPAL                                                  CREDIT
  AMOUNT                                                    RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            TEXAS--8.2%
            ---------------------------------------------
 $1,000,000 Coastal Bend Health Facilities Development
            Corp., TX, Revenue Bonds Weekly VRDNs
            (Incarnate World Health Systems)/(First
            National Bank of Chicago LOC)                     Aa3   $ 1,000,000
            ---------------------------------------------
  1,000,000 San Antonio, TX, Electric & Gas, Revenue Refunding Bonds, 5.00%
            (Original Issue Yield:
            5.275%), 2/1/2014                                 AA        980,250
            ---------------------------------------------           -----------
            Total                                                     1,980,250
            ---------------------------------------------           -----------
            WASHINGTON--4.2%
            ---------------------------------------------
  1,000,000 Port of Seattle, WA, Revenue Bonds, 5.50%
            (FGIC INS)/(Original Issue Yield: 5.80%),
            10/1/2022                                         AAA     1,008,212
            ---------------------------------------------           -----------
            WISCONSIN--4.2%
            ---------------------------------------------
  1,000,000 Wisconsin State Transportation, Revenue Bonds
            (Series B), 5.50% (Original Issue Yield:
            5.912%), 7/1/2022                                 AA-     1,004,466
            ---------------------------------------------           -----------
            TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST
            $21,420,079)                                             22,746,188
            ---------------------------------------------           -----------
 MUTUAL FUND SHARES--4.2%
 --------------------------------------------------------
    999,900 Dreyfus Tax Exempt Cash Management (AT NET
            ASSET VALUE)                                                999,900
            ---------------------------------------------           -----------
            TOTAL INVESTMENTS (IDENTIFIED COST
            $22,419,979)(A)                                         $23,746,088
            ---------------------------------------------           -----------

  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(a) The cost of investments for federal tax purposes amounts to $22,419,979. The unrealized appreciation of investments on a federal tax basis amounts to $1,326,109 at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($24,076,686) at September 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company FHA--Federal Housing Administration GO--General Obligation INS--Insured LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance
UT--Unlimited Tax VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                     BLANCHARD     BLANCHARD
                           BLANCHARD     BLANCHARD     BLANCHARD    SHORT -TERM    FLEXIBLE
                            GLOBAL    PRECIOUS METALS   FLEXIBLE      FLEXIBLE     TAX-FREE
                          GROWTH FUND   FUND, INC.    INCOME FUND   INCOME FUND    BOND FUND
------------------------  ----------- --------------- ------------  ------------  -----------
ASSETS:
------------------------
Investments in
repurchase agreements     $ 1,176,958   $ 5,492,706   $  4,512,438  $  3,832,176  $   --
------------------------
Investments in
securities                 60,074,984    63,335,105    149,251,624   128,999,417   23,746,088
------------------------  -----------   -----------   ------------  ------------  -----------
 Total investments in
 securities, at value     $61,251,942   $68,827,811   $153,764,062  $132,831,593  $23,746,088
------------------------
Cash                          --            --             --            --                72
------------------------
Income receivable             330,910       191,606      2,362,460     2,479,981      365,497
------------------------
Receivable for
investments sold            1,820,484       485,614        --            --           --
------------------------
Receivable for shares
sold                            1,350     1,250,418         72,325        46,320       41,115
------------------------
Net receivable for
foreign currency
exchange contracts sold       150,030       --             --            --           --
------------------------
Deferred organizational
costs                         --            --              15,094        17,490       16,399
------------------------  -----------   -----------   ------------  ------------  -----------
 Total assets              63,554,716    70,755,449    156,213,941   135,375,384   24,169,171
------------------------  -----------   -----------   ------------  ------------  -----------
LIABILITIES:
------------------------
Payable for investments
purchased                   1,024,123     2,114,799        --            --           --
------------------------
Payable for shares
redeemed                       60,354       605,097        272,640       497,950       24,696
------------------------
Income distribution
payable                       --            --             446,081        75,908       40,374
------------------------
Payable to Bank               --            803,519        --            625,000      --
------------------------
Payable for forward
foreign currency
exchange contracts            --            --               7,439       --           --
------------------------
Payable for taxes
withheld                        7,796         3,188        --            --
------------------------
Payable for daily
variation margin               63,340       --             --            --           --
------------------------
Accrued expenses              201,737       191,606        265,080       298,991       27,415
------------------------  -----------   -----------   ------------  ------------  -----------
 Total liabilities          1,357,350     3,718,209        991,240     1,497,849       92,485
------------------------  -----------   -----------   ------------  ------------  -----------
NET ASSETS CONSIST OF:
------------------------
Paid in capital            53,368,473    92,377,394    168,418,381   140,351,915   23,120,612
------------------------
Net unrealized
appreciation
(depreciation) of
investments, translation
of assets and
liabilities in foreign
currency, and futures
contracts                     821,161   (21,203,902)     3,746,717     2,798,583    1,326,109
------------------------
Accumulated net realized
gain (loss) on
investments, foreign
currency transactions,
and futures contracts       7,100,967    (5,605,824)   (16,630,125)   (9,171,223)    (354,461)
------------------------
Distributions in excess
of/Undistributed net
investment income             906,765     1,469,572       (312,272)     (101,740)     (15,574)
------------------------  -----------   -----------   ------------  ------------  -----------
 Total Net Assets         $62,197,366   $67,037,240   $155,222,701  $133,877,535  $24,076,686
------------------------  -----------   -----------   ------------  ------------  -----------
NET ASSET VALUE,
OFFERING PRICE AND
REDEMPTION PROCEEDS PER
SHARE:                    $     10.54   $      5.37   $       4.98  $       3.04  $      5.56
------------------------  -----------   -----------   ------------  ------------  -----------
Shares Outstanding          5,899,615    12,486,361     31,152,932    44,036,295    4,328,344
------------------------  -----------   -----------   ------------  ------------  -----------
Investments, at
identified cost           $60,621,797   $90,031,550   $150,009,998  $130,034,520  $22,419,979
------------------------  -----------   -----------   ------------  ------------  -----------
Investments, at tax cost  $60,689,138   $90,719,260   $150,009,998  $130,034,520  $22,419,979
------------------------  -----------   -----------   ------------  ------------  -----------

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROUP OF FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                        BLANCHARD   BLANCHARD
                           BLANCHARD        BLANCHARD       BLANCHARD  SHORT -TERM   FLEXIBLE
                            GLOBAL       PRECIOUS METALS    FLEXIBLE    FLEXIBLE     TAX-FREE
                          GROWTH FUND      FUND, INC.      INCOME FUND INCOME FUND  BOND FUND
------------------------  -----------    ---------------   ----------- -----------  ----------
INVESTMENT INCOME:
------------------------
Dividends                 $  376,712(a)   $    675,606(c)  $   --      $   --       $   --
------------------------
Interest                   2,434,670(b)        631,572      13,043,023  10,247,264   1,236,154
------------------------  ----------      ------------     ----------- -----------  ----------
 Total income              2,811,382         1,307,178      13,043,023  10,247,264   1,236,154
------------------------  ----------      ------------     ----------- -----------  ----------
EXPENSES:
------------------------
Management fee               645,955           744,283       1,273,719   1,095,713     169,751
------------------------
Administrative personnel
and services fee              75,000            78,467         165,355     142,259      75,000
------------------------
Custodian fees                63,163            50,200          68,539      48,762      16,080
------------------------
Transfer and dividend
disbursing agent fees
and expenses                 118,177            77,453         317,118     343,119      37,447
------------------------
Directors'/Trustees'
fees                           2,098             2,544           3,267       3,420       1,598
------------------------
Auditing fees                 20,726            21,698          20,688      12,277      26,804
------------------------
Legal fees                     2,939             2,290           1,764       1,653          85
------------------------
Portfolio accounting
fees                          49,714            54,606          57,885      49,725      43,386
------------------------
Distribution services
fee                          484,467           558,212         424,573     365,238      56,584
------------------------
Share registration costs      11,775            21,568          12,098      13,477      11,706
------------------------
Printing and postage          61,840            28,849          33,894      48,635       7,825
------------------------
Insurance premiums             2,255             1,873           1,665       2,288       1,412
------------------------
Taxes                            495               697             495         495      --
------------------------
Miscellaneous                  2,018             1,786          34,211      18,580      17,258
------------------------  ----------      ------------     ----------- -----------  ----------
 Total expenses            1,540,622         1,644,526       2,415,271   2,145,641     464,936
------------------------  ----------      ------------     ----------- -----------  ----------
WAIVERS--
------------------------
Waiver of management fee      --               --              --         (129,528)   (142,067)
------------------------
Waiver of administrative
personnel and services
fee                           --               --              --          --          (39,951)
------------------------
Waiver of distribution
services fee                  --               --              --          --          (56,584)
------------------------  ----------      ------------     ----------- -----------  ----------
 Total waivers                --               --              --         (129,528)   (238,602)
------------------------  ----------      ------------     ----------- -----------  ----------
   Net expenses            1,540,622         1,644,526       2,415,271   2,016,113     226,334
------------------------  ----------      ------------     ----------- -----------  ----------
   Net investment income
   (loss)                  1,270,760          (337,348)     10,627,752   8,231,151   1,009,820
------------------------  ----------      ------------     ----------- -----------  ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS, FOREIGN
CURRENCY, AND FUTURES
CONTRACTS:
------------------------
Net realized gain (loss)
on investments, foreign
currency transactions,
and futures contracts      8,407,403        (2,561,982)      2,191,827     483,971     285,298
------------------------
Net change in unrealized
appreciation
(depreciation) of
investments, translation
of assets and liablities
in foreign currency, and
futures contracts         (1,721,197)       (9,413,528)      2,926,980   1,694,128     784,728
------------------------  ----------      ------------     ----------- -----------  ----------
 Net realized and
 unrealized gain (loss)
 on investments            6,686,206       (11,975,510)      5,118,807   2,178,099   1,070,026
------------------------  ----------      ------------     ----------- -----------  ----------
   Change in net assets
   resulting from
   operations             $7,956,966      $(12,312,858)    $15,746,559 $10,409,250  $2,079,846
------------------------  ----------      ------------     ----------- -----------  ----------

(a) Net of Foreign taxes withheld $33,962.
(b) Net of Foreign taxes withheld $4,228.
(c) Net of Foreign taxes withheld $47,201.
(See Notes which are an integral part of the Financial Statements)


THE BLANCHARD GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                       BLANCHARD GLOBAL                         BLANCHARD PRECIOUS
                                          GROWTH FUND                           METALS FUND, INC.
                            ---------------------------------------  ----------------------------------------
                             YEAR ENDED   PERIOD ENDED  YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED
                            SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,   SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,
                                1997          1996         1996          1997          1996          1996
 ----------------           ------------- ------------- -----------  ------------- ------------- ------------
 INCREASE
 (DECREASE) IN
 NET ASSETS:
 ----------------
 OPERATIONS--
 ----------------
 Net investment
 income/operating
 (loss)                      $ 1,270,760   $   465,544  $   295,860   $  (337,348)  $  (500,885) $ (1,069,928)
 ----------------
 Net realized
 gain (loss) on
 investments,
 foreign currency
 transactions and
 futures
 contracts                     8,407,403     6,148,207    8,019,815    (2,561,982)   10,615,594    13,950,013
 ----------------
 Net change in
 unrealized
 appreciation/depreciation
 of investments,
 translation of
 assets and
 liablities in
 foreign
 currency, and
 futures
 contracts                    (1,721,197)   (5,394,534)   5,636,916    (9,413,528)  (19,953,719)   13,616,081
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Change in net
 assets
 resulting from
 operations                    7,956,966     1,219,217   13,952,591   (12,312,858)   (9,839,010)   26,496,166
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 DISTRIBUTIONS TO
 SHAREHOLDERS--
 ----------------
 Distributions
 from net
 investment
 income                       (1,170,525)      --          (295,860)   (2,843,687)      --            --
 ----------------
 Distributions
 from net
 realized gains              (12,602,965)                             (20,849,369)      --            --
 ----------------
 Distributions in
 excess of net
 investment
 income                          --            --          (274,732)      --            --            --
 ----------------
 Tax return of
 capital                         --            --           --            --            --            --
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Change in net
 assets
 resulting from
 distributions
 to shareholders             (13,773,490)      --          (570,592)  (23,693,056)      --            --
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 SHARE
 TRANSACTIONS--
 ----------------
 Proceeds from
 sale of shares               10,109,624     8,636,590    5,765,409    60,617,474    35,684,735   103,376,874
 ----------------
 Net asset value
 of shares issued
 to shareholders
 in payment of
 distributions
 declared                     13,095,694       --           548,261    21,735,905       --            --
 ----------------
 Cost of shares
 redeemed                    (23,098,557)  (13,130,249) (35,601,975)  (67,198,114)  (67,247,212)  (75,865,525)
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Change in net
 assets
 resulting from
 share
 transactions                    106,761    (4,493,659) (29,288,305)   15,155,265   (31,562,477)   27,511,349
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
  Change in net
  assets                      (5,709,763)   (3,274,442) (15,906,306)  (20,850,649)  (41,401,487)   54,007,515
 ----------------
 NET ASSETS:
 ----------------
 Beginning of
 period                       67,907,129    71,181,571   87,087,877    87,887,889   129,289,376    75,281,861
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 End of period               $62,197,366   $67,907,129  $71,181,571   $67,037,240   $87,887,889  $129,289,376
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Undistributed
 net investment
 income included
 in net assets at
 end of period               $   906,765   $   818,136  $   --        $ 1,469,572   $ 2,856,971  $  1,904,789
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Net gain (loss)
 as computed for
 federal tax
 purposes                    $ 7,911,101   $ 6,561,362  $ 5,881,028   $    76,050   $ 9,039,433  $ 12,174,374
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
                                       BLANCHARD FLEXIBLE
                                           INCOME FUND
                            --------------------------------------------
                             YEAR ENDED    PERIOD ENDED    YEAR ENDED
                            SEPTEMBER 30,  SEPTEMBER 30,    APRIL 30,
                                1997           1996           1996
--------------------------- -------------- -------------- --------------
 INCREASE
 (DECREASE) IN
 NET ASSETS:
---------------------------
 OPERATIONS--
---------------------------
 Net investment
 income/operating
 (loss)                      $10,627,752   $  5,059,729   $  14,539,300
---------------------------
 Net realized
 gain (loss) on
 investments,
 foreign currency
 transactions and
 futures
 contracts                     2,191,827        175,174         480,236
---------------------------
 Net change in
 unrealized
 appreciation/depreciation
 of investments,
 translation of
 assets and
 liablities in
 foreign
 currency, and
 futures
 contracts                     2,926,980      2,016,909       5,042,160
--------------------------- -------------- -------------- --------------
 Change in net
 assets
 resulting from
 operations                   15,746,559      7,251,812      20,061,696
--------------------------- -------------- -------------- --------------
 DISTRIBUTIONS TO
 SHAREHOLDERS--
---------------------------
 Distributions
 from net
 investment
 income                      (10,302,558)    (5,012,727)    (15,359,777)
---------------------------
 Distributions
 from net
 realized gains                  --             --             --
---------------------------
 Distributions in
 excess of net
 investment
 income                          --             --             --
---------------------------
 Tax return of
 capital                        (342,877)       (48,762)       --
--------------------------- -------------- -------------- --------------
 Change in net
 assets
 resulting from
 distributions
 to shareholders             (10,645,435)    (5,061,489)    (15,359,777)
--------------------------- -------------- -------------- --------------
 SHARE
 TRANSACTIONS--
---------------------------
 Proceeds from
 sale of shares               33,454,106     13,294,718      60,702,516
---------------------------
 Net asset value
 of shares issued
 to shareholders
 in payment of
 distributions
 declared                      8,400,717      4,042,963      11,757,432
---------------------------
 Cost of shares
 redeemed                    (79,085,787)   (38,410,603)   (133,349,811)
--------------------------- -------------- -------------- --------------
 Change in net
 assets
 resulting from
 share
 transactions                (37,230,964)   (21,072,922)    (60,889,863)
--------------------------- -------------- -------------- --------------
  Change in net
  assets                     (32,129,840)   (18,882,599)    (56,187,944)
---------------------------
 NET ASSETS:
---------------------------
 Beginning of
 period                      187,352,541    206,235,140     262,423,084
--------------------------- -------------- -------------- --------------
 End of period              $155,222,701   $187,352,541   $ 206,235,140
--------------------------- -------------- -------------- --------------
 Undistributed
 net investment
 income included
 in net assets at
 end of period              $    --        $    --        $    --
--------------------------- -------------- -------------- --------------
 Net gain (loss)
 as computed for
 federal tax
 purposes                   $  1,771,520   $ (1,335,786)  $  (3,223,064)
--------------------------- -------------- -------------- --------------

(See Notes which are an integral part of the Financial Statements)


THE BLANCHARD GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    BLANCHARD SHORT-TERM                         BLANCHARD FLEXIBLE
                                    FLEXIBLE INCOME FUND                         TAX-FREE BOND FUND
                          ------------------------------------------  -----------------------------------------
                           YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED   YEAR ENDED
                          SEPTEMBER 30,  SEPTEMBER 30,   APRIL 30,    SEPTEMBER 30,  SEPTEMBER 30,  APRIL 30,
                              1997           1996           1996          1997           1996          1996
------------------------  -------------  -------------  ------------  -------------  ------------- ------------
INCREASE (DECREASE) IN
NET ASSETS:
------------------------
OPERATIONS--
------------------------
Net investment income     $  8,231,151   $  3,640,476   $  3,088,222  $  1,009,820    $   461,956  $    960,342
------------------------
Net realized gain (loss)
on investments, foreign
currency transactions
and futures contracts          483,971        (42,344)       511,538       285,298         39,445       891,432
------------------------
Net change in unrealized
appreciation/
depreciation of
investments, translation
of assets and liablities
in foreign currency, and
futures contracts            1,694,128        526,658        767,013       784,728        594,290      (406,293)
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
 Change in net assets
 resulting from
 operations                 10,409,250      4,124,790      4,366,773     2,079,846      1,095,691     1,445,481
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS--
------------------------
Distributions from net
investment income           (8,210,879)    (3,150,985)    (3,088,222)   (1,005,915)      (445,952)     (960,342)
------------------------
Distributions from net
realized gains                 (45,361)       --             --            --             --            --
------------------------
Distributions in excess
of net investment income       --             --              (4,918)      --             --             (8,706)
------------------------
Tax return of capital          --            (529,561)       --            --             --            --
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
 Change in net assets
 resulting from
 distributions to
 shareholders               (8,256,240)    (3,680,546)    (3,093,140)   (1,005,915)      (445,952)     (969,048)
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
SHARE TRANSACTIONS--
------------------------
Proceeds from sale of
shares                      34,559,663     12,700,025     13,369,396    10,279,470      6,936,750    26,287,368
------------------------
Proceeds from shares
issued in connection
with the acquisition of
Blanchard Short-Term
Global Income Fund             --             --         174,188,041       --             --            --
------------------------
Net asset value of
shares issued to
shareholders in payment
of distributions
declared                     7,218,527      3,194,311      2,652,603       919,487        411,088       750,232
------------------------
Cost of shares redeemed    (68,087,183)   (36,071,531)   (37,161,711)  (10,766,336)    (8,149,963)  (24,287,075)
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
 Change in net assets
 resulting from share
 transactions              (26,308,993)   (20,177,195)   153,048,329       432,621       (802,125)    2,750,525
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
   Change in net assets    (24,155,983)   (19,732,951)   154,321,962     1,506,552       (152,386)    3,226,958
------------------------
NET ASSETS:
------------------------
Beginning of period        158,033,518    177,766,469     23,444,507    22,570,134     22,722,520    19,495,562
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
End of period             $133,877,535   $158,033,518   $177,766,469  $ 24,076,686    $22,570,134  $ 22,722,520
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
Undistributed net
investment income
included in net assets
at end of period          $    --        $    --        $    --       $    --         $   --       $    --
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
Net gain (loss) as
computed for federal tax
purposes                  $    483,971   $     87,710   $    493,015  $    --         $   --       $    --
------------------------  ------------   ------------   ------------  ------------    -----------  ------------

(See Notes which are an integral part of the Financial Statements)


                      [This Page Intentionally Left Blank]

                                       63

BLANCHARD GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      NET REALIZED AND                                                        DISTRIBUTIONS
                                         UNREALIZED                                                              FROM NET
                                        GAIN/(LOSS)                                                           REALIZED GAINS
                            NET        ON INVESTMENTS,                                                       ON INVESTMENTS,
    YEAR       NET ASSET INVESTMENT       FUTURES                  DISTRIBUTIONS DISTRIBUTIONS                   FUTURES
    ENDED        VALUE    INCOME/      CONTRACTS, AND  TOTAL FROM    FROM NET     IN EXCESS OF     TAX        CONTRACTS, AND
  APRIL30/     BEGINNING OPERATING    FOREIGN CURRENCY INVESTMENT   INVESTMENT   NET INVESTMENT   RETURN     FOREIGN CURRENCY
SEPTEMBER 30,  OF PERIOD   (LOSS)       TRANSACTIONS   OPERATIONS     INCOME       INCOME(E)    OF CAPITAL     TRANSACTIONS
-------------  --------- ----------   ---------------- ----------  ------------- -------------- ----------   ----------------
BGGF
1993            $ 9.92      0.25            0.32          0.57         (0.30)          --           --            (0.19)
1994            $10.00      0.03            1.29          1.32          --             --           --            (1.28)
1995            $10.04      0.08           (0.19)        (0.11)         --             --           --              --
1996            $ 9.71      0.04            1.86          1.90         (0.04)        (0.04)         --              --
1996(a)         $11.53      0.08            0.13          0.21          --             --           --              --
1997            $11.74      0.23            1.04          1.27         (0.21)          --           --            (2.26)
BPMF
1993            $ 5.04     (0.08)(h)        1.87(h)       1.79          --             --           --              --
1994            $ 6.83     (0.11)(h)        2.01(h)       1.90          --             --           --              --
1995            $ 8.73     (0.02)          (0.41)        (0.43)         --             --         (0.09)          (0.03)
1996            $ 7.12     (0.10)           2.75          2.65          --             --           --              --
1996(a)         $ 9.77     (0.10)          (0.77)        (0.87)         --             --           --              --
1997            $ 8.90     (0.02)          (0.96)        (0.98)        (0.30)          --           --            (2.25)
BFIF
1993(b)         $ 5.00      0.21            0.09          0.30         (0.21)          --           --              --
1994            $ 5.09      0.40           (0.17)         0.23         (0.36)          --         (0.03)          (0.08)
1995            $ 4.85      0.30           (0.13)         0.17         (0.00)(i)       --         (0.31)            --
1996            $ 4.71      0.28            0.10          0.38         (0.31)          --           --              --
1996(a)         $ 4.78      0.15            0.04          0.19         (0.13)          --         (0.00)(i)         --
1997            $ 4.84      0.30            0.15          0.45         (0.30)          --         (0.01)            --
BSTFIF
1993(c)         $ 3.00      0.00(i)         0.00(i)       0.00(i)      (0.00)(i)       --           --            (0.00)(i)
1994            $ 3.00      0.17           (0.06)         0.11         (0.17)          --           --            (0.01)
1995            $ 2.93      0.15             --           0.15         (0.14)        (0.00)(i)      --              --
1996            $ 2.94      0.22             --           0.22         (0.17)        (0.00)(i)      --              --
1996(a)         $ 2.99      0.07            0.01          0.08         (0.06)        (0.00)(i)    (0.01)            --
1997            $ 3.00      0.17            0.04          0.21         (0.17)          --           --            (0.00)(i)
BFTFBF
1994(d)         $ 5.00      0.18           (0.20)        (0.02)        (0.18)          --           --            (0.03)
1995            $ 4.77      0.24            0.26          0.50         (0.23)        (0.01)         --              --
1996            $ 5.03      0.22            0.13          0.35         (0.22)          --           --              --
1996(a)         $ 5.16      0.11            0.15          0.26         (0.11)          --           --              --
1997            $ 5.31      0.25            0.25          0.50         (0.25)          --           --              --
                DISTRIBUTIONS
                 IN EXCESS OF
                 NET REALIZED
                   GAINS ON
                 INVESTMENTS,
    YEAR           FUTURES
    ENDED       CONTRACTS, AND
  APRIL30/     FOREIGN CURRENCY
SEPTEMBER 30,  TRANSACTIONS(E)
-------------  ----------------
BGGF
1993                  --
1994                  --
1995                (0.22)
1996                  --
1996(a)               --
1997                  --
BPMF
1993                  --
1994                  --
1995                (1.06)
1996                  --
1996(a)               --
1997                  --
BFIF
1993(b)               --
1994                  --
1995                  --
1996                  --
1996(a)               --
1997                  --
BSTFIF
1993(c)               --
1994                  --
1995                  --
1996                  --
1996(a)               --
1997                  --
BFTFBF
1994(d)               --
1995                  --
1996                  --
1996(a)               --
1997                  --

  * Computed on an annualized basis.
(a) The Funds have changed their fiscal year end from April 30 to September 30. Reflects operations for the period from May 1, 1996 to September 30, 1996.
(b) Reflects operations for the period from November 2, 1992 (commencement of operations) to April 30, 1993.
(c) Reflects operations for the period from April 16, 1993 (commencement of operations) to April 30, 1993.
(d) Reflects operations for the period from August 12, 1993 (commencement of operations) to April 30, 1994.
(e) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(f) Based on net asset value.
(g) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(h) Calculated based on average shares outstanding-prior years amounts restated for comparative purposes.
(i) Less than one cent per share.
(j) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.
(See Notes which are an integral part of the Financial Statements)



                                        RATIOS TO AVERAGE NET ASSETS
                                    ------------------------------------
                                                NET
                                             INVESTMENT                   NET ASSETS,
               NET ASSET                      INCOME/       EXPENSE           END        AVERAGE    PORTFOLIO
    TOTAL      VALUE, AND   TOTAL            OPERATING      WAIVER/        OF PERIOD   COMMISSIONS  TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN(F) EXPENSES   (LOSS)   REIMBURSEMENT(G) (000 OMITTED) RATE PAID(J)   RATE
-------------  ---------- --------- -------- ---------- ---------------- ------------- ------------ ---------
    (0.49)       $10.00      6.08%   2.40%      1.72%          --          $ 84,780         --        138%
    (1.28)       $10.04     12.91%   2.61%      0.67%          --          $109,805         --        166%
    (0.22)       $ 9.71     (1.04%)  2.51%      0.76%          --          $ 87,088         --        221%
    (0.08)       $11.53     19.68%   2.54%      0.38%          --          $ 71,182         --         91%
     --          $11.74      1.91%   2.52%*     1.60%*         --          $ 67,907      $0.0040       47%
    (2.47)       $10.54     13.20%   2.39%      1.97%          --          $ 62,197      $0.0049       49%
     --          $ 6.83     35.50%   3.24%     (1.46%)         --          $ 32,636         --         66%
     --          $ 8.73     27.80%   2.46%     (1.21%)         --          $ 68,092         --        174%
    (1.18)       $ 7.12     (4.39%)  2.49%     (1.48%)         --          $ 75,282         --        116%
     --          $ 9.77     37.03%   2.36%     (1.27%)         --          $129,289         --        176%
     --          $ 8.90     (8.90%)  2.32%*    (1.13%)*        --          $ 87,888      $0.0199       36%
    (2.55)       $ 5.37    (15.24%)  2.21%     (0.45%)         --          $ 67,037      $0.0125       97%
    (0.21)       $ 5.09      6.17%   0.20%*     9.02%*         --          $315,845         --        129%
    (0.47)       $ 4.85      4.11%   1.30%      7.10%          --          $550,254         --        346%
    (0.31)       $ 4.71      3.74%   1.58%      6.52%          --          $262,423         --        455%
    (0.31)       $ 4.78      8.06%   1.56%      6.06%          --          $206,235         --        347%
    (0.13)       $ 4.84      3.95%   1.59%*     7.38%*       0.01%*        $187,353         --         87%
    (0.31)       $ 4.98      9.53%   1.42%      6.26%          --          $155,223         --        101%
    (0.00)(i)    $ 3.00      0.15%   3.03%*     3.89%*         --          $  2,000         --         36%
    (0.18)       $ 2.93      3.72%   0.63%      5.64%        1.42%         $ 42,381         --        212%
    (0.14)       $ 2.94      5.34%   1.38%      4.80%        0.75%         $ 23,445         --         84%
    (0.17)       $ 2.99      7.47%   1.44%      5.49%        0.40%         $177,766         --        291%
    (0.07)       $ 3.00      2.61%   1.39%*     5.26%*       0.25%*        $158,034         --         21%
    (0.17)       $ 3.04      7.24%   1.38%      5.63%        0.09%         $133,878         --         80%
    (0.21)       $ 4.77     (0.48%)  0.00%*     6.79%*       2.22%*        $ 23,267         --        190%
    (0.24)       $ 5.03     10.74%   1.00%      4.87%        1.17%         $ 19,496         --        170%
    (0.22)       $ 5.16      6.86%   1.05%      4.43%        1.25%         $ 22,723         --        275%
    (0.11)       $ 5.31      5.02%   1.01%*     4.83%*       1.23%*        $ 22,570         --         25%
    (0.25)       $ 5.56      9.59%   1.00%      4.46%        1.05%         $ 24,077         --        163%


BLANCHARD GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

(1) ORGANIZATION

Blanchard Group of Funds consists of Blanchard Funds (the "Trust") and Blanchard Precious Metals Fund, Inc. (the "Company") which are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Trust consists of six portfolios. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein:

         PORTFOLIO NAME            DIVERSIFICATION           INVESTMENT OBJECTIVE
         --------------            ---------------           --------------------
Blanchard Global Growth Fund         diversified   Long-term capital growth.
 ("BGGF")
Blanchard Precious Metal Fund,          non-       Long-term capital appreciation and
 Inc. ("BPMF")                       diversified   preservation of purchasing power
                                                   through investments in
                                                   physical precious metals,
                                                   such as gold, silver,
                                                   platinum and palladium, and
                                                   in securities of companies
                                                   involved in precious metals.
                                                   A secondary objective of the
                                                   Fund is to reduce the risk of
                                                   loss of capital and decrease
                                                   the volatility often
                                                   associated with precious
                                                   metals investments by
                                                   changing the allocation of
                                                   its assets from precious
                                                   metals securities to physical
                                                   precious metals and/or
                                                   investing in short-term
                                                   instruments and government
                                                   securities during periods
                                                   when the Fund's portfolio
                                                   manager believes the precious
                                                   metals markets may experience
                                                   declines.
Blanchard Flexible Income Fund diversified High current income while seeking
 ("BFIF") opportunities for capital appreciation.
Blanchard Short-Term Flexible diversified High current income while seeking
 Income Fund ("BSTFIF") opportunities for capital appreciation.
Blanchard Flexible Tax-Free Bond     diversified   High level of current interest income
 Fund ("BFTFBF")                                   exempt from federal income tax,
                                                   consistent with the preservation of
                                                   capital.

In addition, the Trust offers Blanchard Asset Allocation Fund which is presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.



BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity foreign valued at the last sale price reported on a national securities exchange. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign or domestic securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in open-end regulated investment companies are valued at net asset value. Foreign government and corporate bonds are valued at the last sales price reported on a national exchange. If the last sales price is not available the securities are valued at the mean of the latest bid and ask price as furnished by an independent pricing service.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

  Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.



BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. In addition, BPMF and BFIF reclassed a tax return of capital. The following reclassifications have been made to the financial statements as of September 30, 1997.

                                    INCREASE (DECREASE)
                -------------------------------------------------------------
                                               UNDISTRIBUTED NET INVESTMENT
       FUND      PAID-IN    ACCUMULATED NET   INCOME/ DISTRIBUTIONS IN EXCESS
       NAME      CAPITAL   REALIZED GAIN/LOSS    OF NET INVESTMENT INCOME
   ------------ ---------  ------------------ -------------------------------
   BGGF               --      $    11,606               $  (11,606)
   BPMF         $ 120,846      (1,911,826)               1,790,980
   BFIF          (342,877)       (258,682)                 601,559

  Net investment income, net realized gain/losses, and net assets were not affected by this change.

  FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  At September 30, 1997, BFIF, BSTFIF, and BFTFBF, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

   FUNDS   TOTAL TAX LOSS CARRYFORWARD
   ------  ---------------------------
   BFIF            $16,630,124
   BSTFIF            9,125,862
   BFTFBF              354,460

  Pursuant to the Code, such capital loss carryforwards will expire as follows:

                 BFIF                               BSTFIF
   ---------------------------------------------------------------------
   EXPIRATION YEAR   EXPIRATION AMOUNT EXPIRATION YEAR EXPIRATION AMOUNT
   ---------------   ----------------- --------------- -----------------
        2002            $12,071,274         2003          $9,125,862
        2003              3,223,064
        2004              1,335,786

                BFTFBF
   ------------------------------------
   EXPIRATION YEAR   EXPIRATION AMOUNT
   ---------------   -----------------
        2003             $354,460



BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
  Additionally, net capital losses, as noted below, attributable to security transactions incurred after October 31, 1996 are treated as arising on October 1, 1997 the first day of the Funds' next taxable year.

   FUND   TOTAL TAX LOSS PUSHFORWARD
   ----   --------------------------
   BPMF           $4,504,362
   BFIF              157,286

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FUTURES CONTRACTS--BGGF purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended September 30, 1997, BGGF had realized gains on futures contracts of $5,426,009. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At September 30, 1997, BGGF had outstanding futures contracts as set forth below:

                                                  UNREALIZED
    EXPIRATION                                   APPRECIATION
      DATE        CONTRACTS TO RECEIVE POSITION (DEPRECIATION)
   -----------    -------------------- -------- --------------
   December 1997         20 S&P 500      Long      $332,326
   December 1997        4 Long Gilt      Long        17,265
   December 1997         5 Notional      Long         3,412
   December 1997           7 CAC 40      Long           773
   December 1997             7 Bund      Long        15,831
   December 1997              3 DAX      Long        28,979
   December 1997     221 Nikkei 300      Long      (195,176)
   December 1997          12 T Bond      Long        43,438
   December 1997          11 T Note      Long        20,875
   December 1997        5 ALL--Ords      Long           253
   December 1997            5 FT-SE      Long        81,577
                                                   --------
   Net Unrealized Appreciation on
    Futures Contracts                              $349,553

  FOREIGN EXCHANGE CONTRACTS--BGGF, BPMF, BFIF, and BSTFIF may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. BGGF, BPMF, BFIF, and BSTFIF may enter into these contracts for the purchase or sale of a specific foreign currency at a


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
  fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Funds foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Funds foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1997, only BGGF and BFIF had outstanding foreign exchange contracts as set forth below:

                                     BGGF

                                          CONTRACTS TO     IN                     UNREALIZED
                            SETTLEMENT      DELIVER/    EXCHANGE   CONTRACTS AT  APPRECIATION
                               DATE         RECEIVE        FOR        VALUE     (DEPRECIATION)
                         ---------------- ------------ ----------- ------------ --------------
   CONTRACTS PURCHASED:
    Australian Dollar        10/2/97          517,000  $   388,913 $   387,621     $  1,292
    Australian Dollar         1/5/98          330,000      240,059     240,195         (136)
    Swiss Franc              10/2/97        7,812,500    5,368,856   5,372,931       (4,075)
    Deutsche Mark            12/23/97       3,787,600    2,147,104   2,155,278       (8,174)
    French Franc          10/2/97-1/5/98   15,903,400    2,662,152   2,687,859      (25,707)
    British Pound            12/23/97         907,200    1,457,870   1,457,897          (27)
    Netherlands Guilder      10/2/97        3,975,000    1,998,692   1,997,458        1,234
   CONTRACTS SOLD:
    Swiss Franc          10/2/97-12/23/97  14,772,000   10,111,286  10,205,532       94,246
    Deutsche Mark            12/23/97         971,000      552,489     552,533           44
    French Franc             10/2/97        9,246,200    1,553,066   1,558,737        5,671
    British Pound            12/23/97         127,000      204,286     204,093         (193)
    Japanese Yen             12/18/97     414,228,700    3,460,752   3,472,727       11,975
    Netherlands Guilder  10/2/97-12/23/97   7,950,000    3,931,396   4,005,276       73,880
                                                                                   --------
   Net Unrealized Appreciation on Foreign Exchange Contracts                       $150,030
                                                                                   ========


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
                                     BFIF

                                                   IN                    UNREALIZED
                    SETTLEMENT  CONTRACTS TO    EXCHANGE  CONTRACTS AT  APPRECIATION
                       DATE    DELIVER/RECEIVE    FOR        VALUE     (DEPRECIATION)
                    ---------- --------------- ---------- ------------ --------------
   Contracts Sold:
   Canadian Dollar   12/15/97     2,200,000    $1,591,320  $1,598,759     ($7,439)
                                                                          -------
   Net Unrealized Depreciation on Foreign Exchange Contracts              ($7,439)
                                                                          -------

  FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal or international securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------

  Additional information on each restricted security held by BGGF at September 30, 1997 is as follows:

   SECURITY                       ACQUISITION DATE ACQUISITION COST
   -----------------------------  ---------------- ----------------
   Chilectra S.A. ADR                     7/19/96      $91,177
   Daewoo Heavy Industries, Pfd.   2/3/95-4/12/95       49,952
   Samsung Electronics Co., GDR            1/3/95          917
   Dong Bang Forwarding Co.        2/3/95-5/29/95       74,380

  Additional information on each restricted security held by BPMF at September 30, 1997 is as follows:

   SECURITY                     ACQUISITION DATE  ACQUISITION COST
   ---------------------------  ----------------- ----------------
   Eldorado Gold Corp. Ltd.     04/08/96-08/14/97     $433,523
   Geomaque Explorations Ltd.,
   Warrants                               3/11/97      827,565
   Lone Star Exploration          2/26/96-3/26/97      587,746

  Additional information on each restricted security held by BFIF at September 30, 1997 is as follows:

   SECURITY                      ACQUISITION DATE  ACQUISITION COST
   ---------------------------  ------------------ ----------------
   Calpine Corp.                          7/2/1997    $  996,412
   Nine West Group, Inc.                  7/1/1997       999,012
   Stone Container Finance Co.            8/9/1996     2,000,000
   Tucson Electric Power Co.    2/10/1993-12/22/93     2,098,170

  CHANGE IN FISCAL YEAR--The Funds changed their fiscal year-end from April 30 to September 30 beginning May 1, 1996.

  DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST

The Articles of Incorporation permit the Directors to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                           BGGF                                       BPMF
                          ---------------------------------------  ------------------------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED    YEAR ENDED   PERIOD ENDED
                          SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,   SEPTEMBER 30, SEPTEMBER 30,   YEAR ENDED
                              1997          1996         1996          1997          1996      APRIL 30, 1996
                          ------------- ------------- -----------  ------------- ------------- --------------
Shares sold                    973,160       748,872      559,635     9,876,823     3,728,778    11,891,108
Shares issued to
shareholders in payment
of distributions
declared                     1,381,403           --        52,311     3,428,378           --            --
Shares redeemed             (2,237,898)   (1,137,138)  (3,413,086)  (10,697,610)   (7,081,402)   (9,230,002)
                           -----------   -----------  -----------   -----------   -----------   -----------
Net change resulting
from share transactions        116,665      (388,266)  (2,801,140)    2,607,591    (3,352,624)    2,661,106
                           ===========   ===========  ===========   ===========   ===========   ===========
                                           BFIF                                      BSTFIF
                          ---------------------------------------  ------------------------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED    YEAR ENDED   PERIOD ENDED    YEAR ENDED
                          SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,   SEPTEMBER 30, SEPTEMBER 30,   APRIL 30,
                              1997          1996         1996          1997          1996           1996
                          ------------- ------------- -----------  ------------- ------------- --------------
Shares sold                  6,828,666     2,777,685   12,498,920    11,452,843     4,248,564     4,477,310
Shares issued in
connection with the
acquisition of Blanchard
Short-Term Global Income
Fund                               --            --           --            --            --     57,869,781
Shares issued to
shareholders in payment
of distributions
declared                     1,711,576       844,211    2,424,612     2,391,887     1,070,524       888,044
Shares redeemed            (16,127,237)  (8,034 ,939) (27,527,713)  (22,560,468)  (12,096,346)  (11,691,202)
                           -----------   -----------  -----------   -----------   -----------   -----------
Net change resulting
from share transactions     (7,586,995)   (4,413,043) (12,604,181)   (8,715,738)   (6,777,258)   51,543,933
                           ===========   ===========  ===========   ===========   ===========   ===========
                                          BFTFBF
                          ---------------------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED
                          SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,
                              1997          1996         1996
                          ------------- ------------- -----------
Shares sold                  1,901,018     1,341,280    5,015,985
Shares issued to
shareholders in payment
of distributions
declared                       169,611        78,775      142,764
Shares redeemed             (1,995,557)   (1,571,250)  (4,631,991)
                           -----------   -----------  -----------
Net change resulting
from share transactions         75,072      (151,195)     526,758
                           ===========   ===========  ===========


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE--Virtus Capital Management, Inc., the Trust's manger (the "Manager"), receives for its services an annual management fee based on a percentage of each Fund's average daily net assets (see below).

 FUND                                 ANNUAL RATE
 ------ -----------------------------------------------------------------------
 BGGF   1.00% of the first 150 million, 0.875% of the excess of 150 million but not exceeding 300 million, 0.75% in excess of 300 million
 BPMF   1.00% of the first 150 million, 0.875% of the excess of 150 million but not exceeding 300 million, 0.75% in excess of 300 million
 BFIF   0.75%
 BSTFIF 0.75%
 BFTFBF 0.75%

The Manager may voluntarily choose to waive a portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion.

SUB-ADVISORY FEE--To provide portfolio advisory services for the Funds, the Manager has entered into sub-advisory agreements with the sub-advisers listed below. Under the terms of each sub-advisory agreement, the Manager will pay each sub-adviser a fee based on a percentage of each Fund's average daily net assets (see below).

 FUND                 SUB-ADVISER                         ANNUAL RATE
 ------ --------------------------------------- -------------------------------
 BGGF   Mellon Capital Mortgage Corp.           0.375% of the first $100
                                                million, 0.350% of the excess
                                                of $100 million but not
                                                exceeding $150 million, 0.325%
                                                of the excess of $150 million
 BPMF   Cavelti Capital Management, Ltd.        0.30% of the first $150
                                                million, 0.2625% of the excess
                                                of $150 million but less than
                                                $300 million, and 0.255% in
                                                excess of $300 million
 BFIF   OFFITBANK                               0.30% of the first $25 million,
                                                0.25% of the next $25 million,
                                                and 0.20% in excess of $50
                                                million
 BSTFIF OFFITBANK                               0.30% of the first $25 million,
                                                0.25% of the next $25 million,
                                                and 0.20% in excess of $50
                                                million
 BFTFBF United States Trust Company of New York               0.20%

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds and The Virtus Funds for the period. FAS may voluntarily choose to waive a portion of its fee. The administrative fee received during the period of the Administrative Services Agreement shall be at least $75,000 per portfolio. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
result in the sale of the Fund's Investment Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the BFIF, BSTFIF, and BFTFBF and up to 0.75% of the average daily net assets of BGGF and BPMF, annually, to reimburse FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Signet Trust Company is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--The Funds' Manager paid the organization expenses of the Funds listed below incurred prior to the public offering of its shares. The Funds reimbursed the Manager for these expenses and has deferred and is amortizing such expenses over five years from the date of commencement of the Funds operations. Organizational expenses paid is as follows:

FUND    ORGANIZATIONAL EXPENSES
------  -----------------------
BFIF           $151,712
BSTFIF           80,724
BFTFBF           89,448

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997 were as follows:

FUND     PURCHASES      SALES
------  ------------ -----------
BGGF    $ 44,853,363 $18,165,537
BPMF      63,481,368  66,049,224
BFIF     164,757,771 202,202,473
BSTFIF   109,275,828 128,141,491
BFTFBF    35,259,413  35,460,535


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(6) CONCENTRATION OF CREDIT RISK

BGGF, BPMF, and BFIF invest in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

(7) PROPOSED FUND MERGER

On July 18, 1997, Signet Banking Corporation ("Signet") entered into a definitive Agreement and Plan of Reorganization whereby Signet was acquired by First Union Corporation ("First Union"). It is anticipated that the merger will be consummated on or about November 28, 1997.

As a result of this First Union merger, First Union will succeed to the investment advisory and functions formerly performed for the Funds by various units of Signet and various unaffiliated parties.

The Board of Trustees/Directors of the Funds has approved an Agreement and Plan of Reorganization pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of similarly managed funds (the "Acquiring Funds") that is advised by affiliates of First Union. The reorganization would result in the liquidation and termination of the Funds. Pursuant to the reorganization, shareholders of the Funds will receive, tax-free, the number of shares of the Acquiring Funds having a value equal to the value of their shares immediately prior to the reorganization. Consummation of the reorganization is subject to approval of the shareholders of the Funds.


INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Blanchard Group of Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Blanchard Group of Funds (comprising the following portfolios: Blanchard Global Growth Fund, Blanchard Precious Metals Fund, Inc., Blanchard Flexible Income Fund, Blanchard Short- Term Flexible Income Fund, Blanchard Flexible Tax-Free Bond Fund) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended September 30, 1997 and the period ended September 30, 1996, and the financial highlights for the periods ended in 1997 and 1996. The financial highlights for the periods ended in 1993, 1994 and 1995 were audited by other auditors, whose reports thereon dated June 20, 1995, expressed an unqualified opinion. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blanchard Group of Funds as of September 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As more fully described in Note 7, in November, 1997 the Funds are expected to enter into an Agreement and Plan of Reorganization, pursuant to which (subject to Fund shareholder approval) on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of similarly managed funds that are advised by affiliates of First Union Corporation. The reorganization would result in the liquidation and termination of the Funds.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania
November 7, 1997


TRUSTEES/DIRECTORS                    OFFICERS
--------------------------------------------------------------------------------
John F. Donahue                       John F. Donahue
Thomas G. Bigley                         Chairman
John T. Conroy, Jr.                   Edward C. Gonzales
William J. Copeland                      President and Treasurer
James E. Dowd                         J. Christopher Donahue
Lawrence D. Ellis, M.D.                  Executive Vice President
Edward L. Flaherty, Jr.               John W. McGonigle
Edward C. Gonzales                       Executive Vice President and
Peter E. Madden                          Secretary
John E. Murray, Jr.                   Joseph S. Machi
Wesley W. Posvar                         Vice President and Assistant
Marjorie P. Smuts                        Treasurer
                                      Richard B. Fisher
                                         Vice President
                                      C. Grant Anderson
                                         Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contain facts concerning its objective and policies, management fees, expenses and other information.


        PORTFOLIO ADVISERS                             B L A N C H A R D

        Global Growth Fund                             GLOBAL GROWTH FUND
   Mellon Capital Management Corp.

     Precious Metals Fund, Inc.                    PRECIOUS METALS FUND, INC.
   Cavelti Capital Management Ltd.

       Flexible Income Fund                           FLEXIBLE INCOME FUND
            OFFITBANK

  Short-Term Flexible Income Fund               SHORT-TERM FLEXIBLE INCOME FUND
            OFFITBANK

    Flexible Tax-Free Bond Fund                    FLEXIBLE TAX-FREE BOND FUND
United States Trust Company of New York


The Blanchard Group of Funds are available through Signet(R) Financial Services, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.

---------------------------------------------
  INVESTMENT PRODUCTS ARE NOT DEPOSITS,
  OBLIGATIONS OF, OR GUARANTEED BY ANY
  BANK. THEY ARE NOT INSURED BY THE FDIC.
  THEY INVOLVE RISK, INCLUDING THE POSSIBLE
  LOSS OF PRINCIPAL INVESTED.
---------------------------------------------

Federated Securities Corporation is the                      ANNUAL REPORT
distributor of the Funds.                                 SEPTEMBER 30, 1997

                                                      Managed by: Virtus Capital
                                                           Management, Inc.


                      G01684-12
CUSIP 093212603/093212405/093265106/093212306/093254100
                    (2431)AR1197




A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Global Growth Fund (the "Fund") is represented by a broken line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The "x" axis reflects computation periods from 4/30/98 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500; the ending values were $20,006 and $44,582, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, five-year, ten-year and the since inception (6/1/86) periods ended 9/30/97, which were 13.20%, 10.51%, 6.44% and 8.97%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Precious Metals Fund (the "Fund") is represented by a broken line. The Toronto Stock Exchange Gold & Silver Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Toronto Stock Exchange Gold & Silver Index. The "x" axis reflects computation periods from 6/23/88 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Toronto Stock Exchange Gold & Silver Index; the ending values were $11,167and $13,936, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, five-year, and the since inception (6/23/88) periods ended 9/30/97, which were (15.24%), 9.96%, and 1.27%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Flexible Income Fund (the "Fund") is represented by a broken line. The Merrill Lynch Aggregate Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Merrill Lynch Aggregate Bond Index. The "x" axis reflects computation periods from 11/2/92 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch Aggregate Bond Index; the ending values were $14,003 and $14,387, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (11/2/92) periods ended 9/30/97, which were 9.53% and 7.25%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Short-Term Flexible Income Fund (the "Fund") is represented by a broken line. The Merrill Lynch Short-Term Govenment Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Merrill Lynch Short-Term Govenment Index. The "x" axis reflects computation periods from 4/16/93 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch Short-Term Govenment Index; the ending values were $12,940 and $12,709, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (4/16/93) periods ended 9/30/97, which were 7.24% and 5.95%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Flexible Tax-Free Bond Fund (the "Fund") is represented by a broken line. The Lehman Brothers Current Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Lehman Brothers Current Municipal Bond Index. The "x" axis reflects computation periods from 8/12/93 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers Current Municipal Bond Index; the ending values were $13,553 and $12,485, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (8/12/93) periods ended 9/30/97, which were 9.59% and 7.63%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Asset Alocation Fund (the "Fund") is represented by a broken line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The "x" axis reflects computation periods from 6/6/96 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500; the ending values were $14,534 and $14,571, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year and the since inception (6/6/96) periods ended 9/30/97, which were 38.64%, 33.03%, respectively.








(logo)                         EVERGREEN KEYSTONE

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
Evergreen High Grade Tax Free Fund
  Fund at a Glance...................................      2
  Management Report..................................      3

Evergreen Short-Intermediate Municipal Fund
  Fund at a Glance...................................      4
  Management Report..................................      5
Keystone Tax Free Income Fund
  Fund at a Glance...................................      6
  Management Report..................................      7
Growth of Investments................................      8
Financial Highlights
  Evergreen High Grade Tax Free Fund.................      9
  Evergreen Short-Intermediate Municipal Fund........     11
  Keystone Tax Free Income Fund......................     13
Schedule of Investments
  Evergreen High Grade Tax Free Fund.................     16
  Evergreen Short-Intermediate Municipal Fund........     20
  Keystone Tax Free Income Fund......................     22
Statements of Assets and Liabilities.................     27
Statements of Operations.............................     28
Statements of Changes in Net Assets..................     30
Combined Notes to Financial Statements...............     33
Report of Independent Accountants-- Price Waterhouse
  LLP................................................     39
Independent Auditors' Report-- KPMG Peat Marwick
  LLP................................................     41

                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                              EVERGREEN KEYSTONE
                                                                         (logo)
                             LETTER TO SHAREHOLDERS
                                   July 1997

                           (Photo of William M. Ennis)

                                WILLIAM M. ENNIS

Dear Shareholders:

They don't have the glamour or the impressive recent returns of stock funds, but municipal bond funds quietly have been doing their job for the past three years. In fact, the average annual return of the Lehman Brothers Municipal Bond Index for the three years that ended on May 31, 1997 was 7.32%. Considering the tax advantages and relatively low volatility of municipal bonds and the modest inflation we have been enjoying, that is nothing to ignore. In fact, on May 31, the average AAA-rated 30-year municipal bond was yielding 5.50%. For investors in the 31% federal income tax bracket, that's equivalent to a before-federal-taxes yield of 7.97% on a taxable bond at a time when the 30-year Treasury bond was yielding less than 7%.

The outlook for municipal bonds is no less encouraging. Thanks to factors that include the careful monetary policy of the Federal Reserve Board and the increasing productivity of American industry, we continue to expect a sustained economic environment of moderate growth, contained inflation, low unemployment, and stable interest rates. That is an ideal climate for bond investing in general, and municipal bond investing in particular, especially considering the rather limited supply of new municipal bonds available in the market. During 1996, new municipal bond issuance totaled $185 billion, compared to the $292 billion peak in 1993. In the face of this limited supply, an increase in demand for municipal bonds could have a favorable impact on performance.

It is easy to believe we could see an increase in demand. As stock market prices reach record highs in late spring and early summer, it makes more and more sense for investors to allocate at least a portion of their portfolios into bond funds. That makes sense for both diversification purposes and for risk reduction reasons. For investors in higher income tax brackets, municipal bond funds make even more sense. At Evergreen Keystone, we also believe it is important for investors to remain in close touch with their professional advisers for guidance on changing markets and strategies.

I am delighted to inform you that Evergreen Keystone successfully integrated all service functions of the Evergreen and Keystone Funds in early May. This means that you now have full exchange privileges among all Evergreen and Keystone America Funds. In addition, you will be receiving the top-flight shareholder service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies employed in managing your funds. You will notice that this annual report is a departure from past reports in format. It represents the effort of Evergreen Keystone Funds to provide honest, thoughtful reports and to present them in a format that is attractive and makes information easily accessible. We are very interested in hearing your thoughts on this new format, and we welcome any suggestions you may have.

                                         Sincerely,

                                         /s/ William M. Ennis
                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

(logo)                              EVERGREEN
                             HIGH GRADE TAX FREE FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

ONE YEAR PERFORMANCE             CLASS A      CLASS B       CLASS Y
One year with sales charge        1.90  %      1.19  %      7.25  %
One year w/o sales charge         6.99  %      6.19  %      7.25  %
One year dividends per share      50.2(cents)  42.1(cents)  52.0(cents)
30-day SEC Yield
  (as of 5/31/97)                 4.19  %  3.63  %  4.66  %


AVERAGE
ANNUAL RETURNS**                 CLASS A  CLASS B  CLASS Y
Three years                       5.11  %  5.16  %  7.10  %
Five years                        5.75  %   N/A      N/A
Since Inception*                  6.00  %  5.13  %  5.11  %

CUMULATIVE RETURNS**             CLASS A  CLASS B  CLASS Y
Nine months w/o sales charge      5.13  %  4.55  %  5.32  %
Three years                      16.13  % 16.30  % 22.83  %
Five years                       32.24  %   N/A      N/A
Since Inception*                 36.01  % 24.55  % 17.64  %

 * CLASS A BEGAN 2/21/92; CLASS B BEGAN 1/11/93;
   CLASS Y BEGAN 2/28/94

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $102.1 million
Average Credit Quality          AAA
Average Maturity                12.3 years
Average Duration                8.2 years

PORTFOLIO COMPOSITION                                               MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)


(Pie chart appears here with the following plot points.)

Hospital                 14.8%
Ports                     9.4%
Industrial Development
  (polution control)      8.5%
Electric                  8.0%
General Obligation
  (schools)               8.8%
Water/Sewer               6.5%
Airport                   6.2%
Industrial Development    5.3%
Housing                   4.9%
Pre-refunded              4.6%
General Obligation
  (municipalities)        3.8%
General Obligation        3.8%
Toll Roads                3.3%
Other                    12.1%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen High Grade Tax Free Fund seeks income exempt from federal income taxes while conserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund seeks its objective by investing in insured municipal securities and municipal securities rated high grade by independent bond rating services. The portfolio management team will, in seeking the Fund's objectives, buy and sell securities to effect changes in portfolio maturities and to change allocations among different sectors. Insured bonds are bonds insured as to timely payment of principal and interest. The Fund itself is not insured, nor is the value of its shares guaranteed. Insured bonds must be insured by a municipal bond insurance company which is rated AAA by Standard & Poors Ratings Group (S&P) and/or Aaa by Moody's Investors Service, Inc., (Moody's). Bonds that are considered high grade are rated A or better by S&P or Moody's or, if unrated, are considered of comparable quality as determined by the Fund's investment advisor.

PORTFOLIO MANAGEMENT TEAM

(Photo of         James T. Colby, III, the Senior Portfolio Manager, is a Vice
James T. Colby,   President and Senior Portfolio Manager of Evergreen Asset
III)              Management. He also is Senior Portfolio Manager for Evergreen
                  U.S. Government Securities Fund and is co-manager of the Evergreen Tax Strategic Foundation Fund. Prior to joining
                  Evergreen in 1992, Mr. Colby was Vice President and Senior
                  Portfolio Manager for $5 billion in tax-exempt holdings at American Express. Mr. Colby also has served in portfolio management capacities at Marinvest, a subsidiary of Marine
                  Midland Bank. He is a graduate of Brown University, and holds an MBA from Hofstra University. In 1996, Mr. Colby was
                  Chairman of the Municipal Bond Buyers Conference.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Fellow Shareholders:

We are pleased to report on Evergreen High Grade Tax Free Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received a semiannual report for the six-month period that ended on February 28, 1997. We have changed your Fund's fiscal year so it now will end each May 31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are placed on the same fiscal year cycle. Information about these funds will be presented in common annual and semi-annual reports. The next report you will receive will be a semiannual report for the period ending November 30, 1997. You should expect to receive it in January 1998.

PERFORMANCE

We believe your Fund performed well as a high quality municipal bond fund during a period marked by short-term interest rate volatility. The charts and tables on page 2 provide a comprehensive view of the performance for the fiscal period, as well as since each class of shares began.

STRATEGY

Evergreen High Grade Tax Free Fund is managed with a long-term view, with the goal of providing federally tax-free income from insured and high quality municipal bonds while protecting principal. We do not structure the portfolio in anticipation of short-term movements in interest rates, but try to employ strategies that build value over time based on longer-term trends in the municipal bond market. The nine-month period that ended on May 31 was a generally favorable period for municipal bond investing. During this period, we kept the maturities of bonds in the portfolio relatively consistent, with average maturities remaining in the 12-to-16 year range, and average duration in the 7-to-9-year range. This policy proved successful during a time when long-term interest rates, despite some short-term volatility, remained in a consistent trading range of 6 1/2% to 7%.

Your Fund is required to invest at least 65% of net assets in high grade municipal bonds. In fact, the Fund held 87% of net assets in insured municipal bonds, with 95% of net assets AAA-rated at the end of the period. The bonds are insured for the timely payment of principal and interest. The value of insured bonds can fluctuate. The Fund itself is not insured. The Fund does not search for opportunities among bonds that are below investment grade.

Evergreen High Grade Tax Free Fund invests in different sectors of the market based upon evolving trends. For example, two sectors-- the hospital/health care and the electric utility sectors-- have experienced changes which affected portfolio strategy recently. In the hospital sector, the process of consolidation has left behind the weaker institutions which we have pointedly avoided. We hold only the dominant regional facilities or those aligned with strong national systems, which we believe have the strongest potential to survive the new era of competition. Accordingly, we have increased the Fund's allocation to 14.8% of the net assets. Conversely, the impact of deregulation and competition upon municipal utilities is less clear and we have decreased the Fund's allocation to this sector to 7.9%, though we will closely monitor important legislation pending in states on the east and west coasts which may soon set new strategic parameters for this sector. For comparison, three years ago this Fund's relative weightings of these two sectors would have been reversed.

OUTLOOK

Looking ahead, we continue to see a favorable investment environment for municipal bonds. We anticipate long-term interest rates, as represented by the benchmark 30-year U.S. Treasury Bond, to trade in the 6-to-7% range, with relatively firm economic growth and stable inflation.

Within this environment, we will continue our strategy of seeking to provide as reasonable a yield as is possible, without assuming significant market risks by extending maturities. At the same time, we will continue to monitor changes in the municipal bond industry and put in place further strategies that have the potential to benefit from evolving trends.

Thank you for your support of the Evergreen High Grade Tax Free Fund.

Sincerely,

/s/ James T. Colby, III
JAMES T. COLBY, III
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER
Evergreen Asset Management Corp.

                                    EVERGREEN
(logo)                    SHORT-INTERMEDIATE MUNICIPAL FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

     ONE YEAR PERFORMANCE       CLASS A        CLASS B      CLASS Y
One year with sales charge        0.92  %      1.51  %      4.62  %
One year w/o sales charge         4.31  %      3.49  %      4.62  %
One year dividends per share      39.7(cents)  30.7(cents)  40.7  (cents)
30-day SEC Yield
  (as of 5/31/97)                 3.74  %      2.94  %      3.93  %


AVERAGE
ANNUAL RETURNS**                CLASS A   CLASS B  CLASS Y
Three years                        N/A      N/A     3.95  %
Five years                         N/A      N/A     4.44  %
Since Inception*                  3.40  %  2.76  %  4.88  %

     CUMULATIVE RETURNS**       CLASS A   CLASS B  CLASS Y
Nine months w/o sales charge      3.08  %  2.49  %  3.36  %
Three years                        N/A      N/A    12.33  %
Five years                         N/A      N/A    24.26  %
Since Inception*                  8.38  %  6.76  % 30.24  %

 * CLASSES A AND B BEGAN 1/5/95; CLASS Y BEGAN 7/17/91. SINCE
  INCEPTION RETURN FOR CLASS Y SHARES REFLECTS TOTAL RETURN FROM
  11/18/91 WHEN THE FUND CHANGED TO A FLUCTUATING NET ASSET VALUE FUND.

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $45.1 million
Average Credit Quality          AA
Average Maturity                2.7 years
Average Duration                2.4 years

PORTFOLIO QUALITY                                                   MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(Pie chart appears here with the following plot points.)

NR                  2.25%
AAA                45.52%
AA                 37.37%
A                  12.63%
BBB                 2.23%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Short-Intermediate Municipal Fund seeks income that is exempt from federal income taxes, while preserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund invests in high-quality and upper medium-quality municipal bonds. The average maturity of bonds in the portfolio is expected to be between two and five years.

PORTFOLIO MANAGEMENT TEAM

(Photo of Steven  Steven C. Shachat, Portfolio Manager of Evergreen
C. Shachat)       Short-Intermediate Municipal Fund, has been a member of the investment team of Evergreen Asset Management team since 1988, concentrating on short-term tax exempt investments. He also is manager of the Evergreen Tax-Exempt Money Market Fund and the Evergreen Short-Intermediate Municipal Fund-California. Prior to joining Evergreen, Mr. Shachat served at Mitchell Hutchins
                  Asset Management, Inc., a subsidiary of Paine Webber, Inc., as a Portfolio Manager in the tax-exempt area. Earlier, he served at Donald Sheldon & Co., a firm specializing in tax-exempt securities. Mr. Shachat is a graduate of Boston University.

                                    EVERGREEN
                        SHORT-INTERMEDIATE MUNICIPAL FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Fellow Shareholders:

We are pleased to report on Evergreen Short-Intermediate Municipal Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received a semiannual report for the six-month period that ended on February 28, 1997. We have changed your Fund's fiscal year so that it now will end each May
31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are placed on the same fiscal year cycle. Information about these funds will be presented in common annual and semiannual reports. The next report you will receive will be a semiannual report for the period ending November 30, 1997. You should expect to receive it in January 1998.

PERFORMANCE

We believe the Fund performed satisfactorily, consistent with its objective, which is to seek to provide as high a level of income, exempt from federal income taxes other than the alternative minimum tax, as is consistent with preserving capital and providing liquidity. The tables on page 4 provide a comprehensive view of the performance for the fiscal period, as well as since each class of shares began.

STRATEGY

Evergreen Short-Intermediate Municipal Fund, in the face of a significant amount of near-term interest rate volatility, maintained a laddered structure of its portfolio securities. This strategy, which seeks to maintain as stable a price as possible, is one in which the maturities of the portfolio are spread throughout the range in which the Fund invests. There is not an over-emphasis on securities that are on either the long end or the short end of the range. The allocation of the maturity dates of the Fund's portfolio securities is illustrated in the pie chart on this page. As interest rates changed during the period, your Fund was able to use the proceeds from the minority of securities which had matured to re-invest at current market rates.

An additional factor which contributed to your Fund's dividend income was the employment of a strategy to seek opportunities in sectors that we believed may have been undervalued. One example is the healthcare sector, where a series of consolidations and mergers among hospitals and other health care delivery institutions have

PORTFOLIO MATURITIES                                                MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(Pie chart appears here with the following plot points.)

0-1 years               17  %
1-2 years               19.8%
2-3 years               11.8%
3-4 years               21.4%
4-5 years               24.4%
5-7 years                5.6%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

helped some previously weaker institutions become stronger. This made bonds issued by these institutions more attractive, given the institutions' new strength. Another area in which we increased the Fund's emphasis was in general obligation bonds, backed by the full taxing ability of municipalities and other public agencies.

The Fund continues to maintain an emphasis on quality, with an average credit rating of AA at the end of the period.

OUTLOOK

We anticipate the demand for municipal bonds in the short-to-intermediate maturity range to continue to be strong. At a time of some uncertainty over the direction of interest rates, at least for the near term, investors appear to want to take a conservative approach and maintain short-to-intermediate term securities in their portfolios. We believe the potential implications are that these securities should continue to exhibit relatively stable prices because of the strong demand, but that yields available may not rise significantly.

Thank you for your support of Evergreen Short-Intermediate Municipal Fund.

Sincerely,
/s/ Steven C. Shachat
STEVEN C. SHACHAT
PORTFOLIO MANAGER
Evergreen Asset Management Corp.

                                     KEYSTONE
 (logo)                        TAX FREE INCOME FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

ONE YEAR PERFORMANCE             CLASS A       CLASS B      CLASS C
One year with sales charge        1.80  %      1.03  %      5.03  %
One year w/o sales charge         6.88  %      6.03  %      6.03  %
One year dividends per share      50.7(cents)  43.5(cents)  43.5  (cents)
30-day SEC Yield
  (as of 5/31/97)                 4.58  %       4.05  %      4.05  %


AVERAGE
ANNUAL RETURNS**                 CLASS A  CLASS B  CLASS C
Three years                       4.39  %  4.39  %  5.26  %
Five years                        4.64  %   N/A      N/A
Ten years                         6.23  %   N/A      N/A
Since Inception*                   N/A     3.84  %  4.22  %

CUMULATIVE RETURNS**             CLASS A  CLASS B  CLASS C
Six months w/o sales charge       1.34  %  0.97  %  0.97  %
Three years                      13.75  % 13.76  % 16.63  %
Five years                       25.44  %   N/A      N/A
Ten years                        83.03  %   N/A      N/A
Since Inception*                   N/A    17.73  % 19.61  %

 * CLASS A BEGAN 2/13/87. CLASS B AND CLASS C BEGAN 2/1/93.

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE. FOR CLASSES WITH
   MORE THAN 10-YEAR HISTORY, THE 10-YEAR HISTORY IS PRESENTED.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $113.3 million
Average Credit Quality          AA+
Average Maturity                17 years
Average Duration                8 years

PORTFOLIO QUALITY                                                   MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(Pie chart appears here with the following plot points.)

AAA                 62.8%
NR                   5.0%
A                    9.5%
AA                  10.5%
BBB                 12.2%


PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Keystone Tax Free Income Fund seeks the highest possible current income exempt from federal taxes, while preserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund invests in high quality municipal bonds from different regions of the country. In pursuing the Fund's objective, the portfolio management team may make adjustments in the portfolio's maturity, asset allocation among sectors, or credit quality. When targeting investments, the portfolio management team seeks out bonds that meet high standards for safety and creditworthiness. These bonds are principally rated within the four highest grades by established rating agencies. Keystone's fixed income analysts also conduct extensive in-house research and regularly monitor bonds in the portfolio.

PORTFOLIO MANAGEMENT
(Photo of Betsy   Betsy A. Hutchings, a Senior Vice President and Group Leader
A. Hutchings)     of the Municipal Bond Team of Keystone Investment Management
                  Company, is Portfolio Manager of the Fund. A professional with more than 15 years' experience in investment management, Ms.
                  Hutchings also is Portfolio Manager of Keystone Tax Free Fund.
                  Prior to joining Keystone in 1988, Ms. Hutchings served in portfolio management and research positions at Scudder Stevens
                  & Clark, New York, and John Nuveen & Co., Chicago. Ms.
                  Hutchings is active in the Boston Municipal Analysts Forum and the Municipal Bond Buyers Conference. She is a graduate of Wheaton College.

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Shareholders:
We are pleased to report on Keystone Tax Free Income Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received an annual report for the fiscal period that ended November 30, 1996. We have changed your Fund's fiscal year so that it will now end each May 31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are being placed on the same fiscal year cycle, and information about these funds will be presented in common annual and semi-annual reports. The next report you will receive will be a semi-annual report for the period ending November 30, 1997. You should expect to receive it in January 1998.
PERFORMANCE
We believe your Fund performed satisfactorily in a challenging interest rate environment over the past six months. During this period, rates moved down and then up before ending at approximately the same point as they began. The bond market in general was vigilant about a possible pickup of inflation and the potential of higher interest rates. In fact, after interest rates fell during late 1996 and very early 1997, they started to rise again in February and March, hurting the prices of bonds in general, including municipal bonds.
STRATEGY
In this changing environment, we managed your Fund conservatively, as we both shortened the overall maturity of portfolio holdings and upgraded the average quality of the bonds. At the same time as we were reducing the interest rate risk by selling longer maturity bonds into the market as rates were falling, we were also reducing credit risk by improving overall quality. This quality upgrade was achieved by paring back BBB-rated and nonrated bonds and using the proceeds to buy higher quality holdings, principally AAA-rated bonds. During the past 12 months, the percentage of AAA-rated holdings in the portfolio went from 40% to 54%.
Through the full 12-month period, the average maturity of bond holdings was reduced from 18.5 years to 17 years, while the average credit quality was increased from AA- to AA+.
We pursued these tactics with two objectives:
(Bullet) To lock-in gains through the sale of bonds that had performed well. (Bullet) To position the Fund more defensively by lowering both interest rate risk and credit risk.
OUTLOOK
Looking forward, we are positive about the investment environment for municipal bonds. On a technical basis, the demand for bonds is strong, with a relatively limited

PORTFOLIO COMPOSITION                                               MAY 31, 1997
(AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears with the following plot points)

General Obligations               16.6%
Hospital                          14.0%
Water & Sewer                     12.9%
Electric                           8.5%
Transportation                     8.0%
Industrial Development
  (pollution control)              7.1%
Pre-Refunded                       6.9%
Housing                            6.5%
Education                          6.4%
Airports                           4.8%
Solid Waste                        1.3%
Other                              7.0%


supply of available bonds as public agencies in general have been restrained in borrowing. On an after-tax, after-inflation basis, municipal bonds continue to appear to be an attractive value. At the close of the period, for example, an AA-rated 30-year municipal bond was yielding 85% of the yield of a 30-year Treasury bond.
On a fundamental economic basis, the overall economy is growing at a moderate basis, with inflation well under control. Shorter-term, fixed income investors can be expected to continue to watch nervously for signs of inflation, and there may be some month-to-month interest rate volatility. Longer term, we see more reason for stability in interest rates, as it appears that the policies of the Federal Reserve Board have been successful in keeping inflation well under control.
With this outlook, we continue to emphasize the income from higher quality bonds in the 15-to-20-year maturity range and to be guardedly optimistic.
Thank you for your support of Keystone Tax Free Income Fund.

Sincerely,

/s/ Albert H. Elfner, III
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

/s/ Betsy A. Hutchings
BETSY A. HUTCHINGS
SENIOR VICE PRESIDENT
HEAD, MUNICIPAL BOND GROUP
Keystone Investment Management Company

                                EVERGREEN KEYSTONE
(logo)
                             GROWTH OF INVESTMENTS

                       EVERGREEN HIGH GRADE TAX FREE FUND

Comparisons of a $10,000 investment in Evergreen High Grade Tax Free Fund, Class A shares, versus a similar investment in the Lehman Brothers Insured Bond Index (LBIBI) and the Consumer Price Index (CPI).

In Thousands

           Average Annual Total Returns
             1 Year        5 Year        Life of Class
Class A      1.90%         5.75%             6.00%
Class B      1.19%         --                5.13%
Class Y      7.25%         --                5.11%

(Line graph appears here with the following plot points.)

                2/92     5/92      5/93      5/94      5/95      5/96      5/97
Class A Shares  (PLEASE FILL IN)                                         $13,601
CPI             (PLEASE FILL IN)                                         $11,591
LBIBI           (PLEASE FILL IN)                                         $14,607

Past performance is no guarantee of future results. The performance of each class may vary baed on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers Insured Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.


                    EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND

Comparisons of a $10,000 investment in Evergreen Short-Intermediate
Municipal Fund, Class A shares, versus a similar investment in the Lehman Brothers Insured 3 Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

In Thousands

           Average Annual Total Returns
             1 Year        5 Year        Life of Class
Class A      0.92%         --                3.40%
Class B      1.51%         --                2.76%
Class Y      4.62%         4.44%             4.88%

(Line graph appears here with the following plot points.)

                1/95     5/95      11/95      5/96      11/96      5/97
Class A Shares  (PLEASE FILL IN)                                  $10,695
CPI             (PLEASE FILL IN)                                  $10,838
LB3YMBI         (PLEASE FILL IN)                                  $11,560

Past performance is no guarantee of future results. The performance of each class may vary baed on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.



                          KEYSTONE TAX FREE INCOME FUND

Comparisons of a $10,000 investment in Keystone Tax Free Income Fund,
Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LMBI) and the Consumer Price Index (CPI).

In Thousands

           Average Annual Total Returns
             1 Year        5 Year        Life of Class
Class A      1.80%         4.64%                --
Class B      1.03%         --                   3.84%
Class Y      5.03%         --                   4.22%

(Line graph appears here with the following plot points.)

                5/97     5/88      5/89      5/90      5/91      5/92      5/93     5/94     5/95     5/96     5/97
Class A Shares  (PLEASE FILL IN)                                                                              $18,303
CPI             (PLEASE FILL IN)                                                                              $14,158
LMBI            (PLEASE FILI IN)                                                                              $22,346

Past performance is no guarantee of future results. The performance of each class may vary baed on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers Municipal Bond
Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             EIGHT
                                                                             MONTHS
                                           NINE MONTHS       YEAR ENDED      ENDED              YEAR ENDED
                                              ENDED          AUGUST 31,    AUGUST 31,          DECEMBER 31,
                                         MAY 31, 1997 (A)       1996        1995 (D)         1994        1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...       $  10.72         $  10.69      $   9.79        $ 11.16    $  10.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.37             0.52          0.34           0.52        0.54
Net realized and unrealized gain
  (loss) on investments...............           0.17             0.03          0.90          (1.37)       0.81
Total from investment operations......           0.54             0.55          1.24          (0.85)       1.35
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.37)           (0.52)        (0.34)         (0.52)      (0.54)
Net realized gains on investments.....              0                0             0              0       (0.07)
Total distributions...................          (0.37)           (0.52)        (0.34)         (0.52)      (0.61)
NET ASSET VALUE END OF PERIOD.........       $  10.89         $  10.72      $  10.69        $  9.79    $  11.16
Total return (c)......................           5.13%            5.21%        12.83%         (7.71%)     13.25%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           1.03%(b)         0.89%         1.06%(b)       1.01%       0.85%
  Total expenses excluding indirectly
    paid expenses.....................           1.03%(b)           --            --             --          --
  Total expenses excluding waivers and
    reimbursements....................           1.11%(b)         1.09%         1.09%(b)       1.02%       1.07%
  Net investment income...............           4.60%(b)         4.78%         4.93%(b)       5.04%       4.99%
Portfolio turnover rate...............            114%              65%           27%            53%         14%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................       $ 45,814         $ 50,569      $ 58,751        $57,676    $101,352

                                         FEBRUARY 21, 1992
                                           (COMMENCEMENT
                                        OF CLASS OPERATIONS)
                                              THROUGH
                                         DECEMBER 31, 1992
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................            0.51
Net realized and unrealized gain
  (loss) on investments...............            0.42
Total from investment operations......            0.93
LESS DISTRIBUTIONS FROM:
Net investment income.................           (0.51)
Net realized gains on investments.....               0
Total distributions...................           (0.51)
NET ASSET VALUE END OF PERIOD.........        $  10.42
Total return (c)......................            9.48%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................            0.49%(b)
  Total expenses excluding indirectly
    paid expenses.....................              --
  Total expenses excluding waivers and
    reimbursements....................            1.11%(b)
  Net investment income...............            5.79%(b)
Portfolio turnover rate...............               7%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................        $ 90,738

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from December 31 to August 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
(logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 EIGHT MONTHS
                                            NINE MONTHS                              ENDED         YEAR ENDED
                                               ENDED            YEAR ENDED        AUGUST 31,      DECEMBER 31,
                                          MAY 31, 1997 (A)    AUGUST 31, 1996      1995 (D)           1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD....       $  10.72            $ 10.69           $  9.79         $  11.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................           0.31               0.44              0.29             0.46
Net realized and unrealized gain (loss)
  on investments.......................           0.17               0.03              0.90            (1.37)
Total from investment operations.......           0.48               0.47              1.19            (0.91)
LESS DISTRIBUTIONS FROM
Net investment income..................          (0.31)             (0.44)            (0.29)           (0.46)
Net realized gain on investments.......              0                  0                 0                0
Total Distributions....................          (0.31)             (0.44)            (0.29)           (0.46)
NET ASSET VALUE END OF PERIOD..........       $  10.89            $ 10.72           $ 10.69         $   9.79
Total return (c).......................           4.55%              4.42%            12.27%           (8.24%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................           1.78%(b)           1.64%             1.81%(b)         1.58%
  Total expenses excluding indirectly
    paid expenses......................           1.78%(b)             --                --               --
  Total expenses excluding waivers and
    reimbursements.....................           1.86%(b)           1.84%             1.84%(b)         1.59%
  Net investment income................           3.85%(b)           4.03%             4.18%(b)         4.47%
Portfolio turnover rate................            114%                65%               27%              53%
NET ASSETS END OF PERIOD
  (THOUSANDS)..........................       $ 31,874            $32,221           $34,206         $ 32,435

                                           JANUARY 11, 1993
                                         OF CLASS OPERATIONS)
                                               THROUGH
                                          DECEMBER 31, 1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD....        $  10.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................            0.47
Net realized and unrealized gain (loss)
  on investments.......................            0.81
Total from investment operations.......            1.28
LESS DISTRIBUTIONS FROM
Net investment income..................           (0.47)
Net realized gain on investments.......           (0.07)
Total Distributions....................           (0.54)
NET ASSET VALUE END OF PERIOD..........        $  11.16
Total return (c).......................           12.52%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................            1.35%(b)
  Total expenses excluding indirectly
    paid expenses......................              --
  Total expenses excluding waivers and
    reimbursements.....................            1.57%(b)
  Net investment income................            4.44%(b)
Portfolio turnover rate................              14%
NET ASSETS END OF PERIOD
  (THOUSANDS)..........................        $ 41,030

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from December 31 to August 31.

                                                                 NINE MONTHS          YEAR       EIGHT MONTHS
                                                                    ENDED            ENDED          ENDED
                                                                   MAY 31,         AUGUST 31,     AUGUST 31,
                                                                   1997 (A)           1996         1995 (C)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $  10.72         $  10.69       $   9.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.39             0.55           0.36
Net realized and unrealized gain (loss) on investments......           0.17             0.03           0.90
Total from investment operations............................           0.56             0.58           1.26
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME...............          (0.39)           (0.55)         (0.36)
NET ASSET VALUE END OF PERIOD...............................       $  10.89         $  10.72       $  10.69
Total return................................................           5.32%            5.47%         13.02%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           0.78%(b)         0.64%          0.81%(b)
  Total expenses excluding indirectly paid expenses.........           0.78%(b)           --             --
  Total expenses excluding waivers and reimbursements.......           0.86%(b)         0.84%          0.84%(b)
  Net investment income.....................................           4.85%(b)         5.03%          5.18%(b)
Portfolio turnover rate.....................................            114%              65%            27%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $ 24,441         $ 25,112       $ 25,079

                                                               FEBRUARY 28, 1994
                                                              OF CLASS OPERATIONS)
                                                                    THROUGH
                                                               DECEMBER 31, 1994
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................         $10.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.46
Net realized and unrealized gain (loss) on investments......          (1.14)
Total from investment operations............................          (0.68)
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME...............          (0.46)
NET ASSET VALUE END OF PERIOD...............................         $ 9.79
Total return................................................          (6.29%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           0.76%(b)
  Total expenses excluding indirectly paid expenses.........             --
  Total expenses excluding waivers and reimbursements.......           0.77%(b)
  Net investment income.....................................           5.46%(b)
Portfolio turnover rate.....................................             53%
NET ASSETS END OF PERIOD (THOUSANDS)........................         $4,318

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) The Fund changed its fiscal year end from December 31 to August 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                        SHORT-INTERMEDIATE MUNICIPAL FUND
                                                                         (logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  JANUARY 5, 1995
                                                                                                                   (COMMENCEMENT
                                                                           NINE MONTHS                          OF CLASS OPERATIONS)
                                                                              ENDED            YEAR ENDED             THROUGH
                                                                         MAY 31, 1997 (A)    AUGUST 31, 1996      AUGUST 31, 1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................        $10.08             $ 10.17               $ 9.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................          0.30                0.43                 0.30
Net realized and unrealized gain (loss) on investments................          0.01               (0.09)                0.20
Total from investment operations......................................          0.31                0.34                 0.50
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME.........................         (0.30)              (0.43)               (0.30)
NET ASSET VALUE END OF PERIOD.........................................        $10.09             $ 10.08               $10.17
Total return (c)......................................................          3.08%               3.37%                5.09%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          0.84%(b)            0.80%                0.70%(b)
  Total expenses excluding indirectly paid expenses...................          0.83%(b)              --                   --
  Total expenses excluding waivers and reimbursements.................          0.96%(b)            1.11%                1.14%(b)
  Net investment income...............................................          3.94%(b)            4.05%                4.32%(b)
Portfolio turnover rate...............................................            34%                 29%                  80%
NET ASSETS END OF PERIOD (THOUSANDS)..................................        $6,072             $27,722               $6,820

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.

                                                                                                                  JANUARY 5, 1995
                                                                                                                   (COMMENCEMENT
                                                                           NINE MONTHS                          OF CLASS OPERATIONS)
                                                                              ENDED            YEAR ENDED             THROUGH
                                                                         MAY 31, 1997 (A)    AUGUST 31, 1996      AUGUST 31, 1995
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................        $10.08             $ 10.17               $ 9.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................          0.23                0.34                 0.24
Net realized and unrealized gain (loss) on investments................          0.02               (0.09)                0.20
Total from investment operations......................................          0.25                0.25                 0.44
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME.........................         (0.23)              (0.34)               (0.24)
NET ASSET VALUE END OF PERIOD.........................................        $10.10             $ 10.08               $10.17
Total return (c)......................................................          2.49%               2.44%                4.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          1.73%(b)            1.67%                1.58%(b)
  Total expenses excluding indirectly paid expenses...................          1.73%(b)              --                   --
  Total expenses excluding waivers and reimbursements.................          1.86%(b)            2.07%                2.26%(b)
  Net investment income...............................................          3.04%(b)            3.28%                3.50%(b)
Portfolio turnover rate...............................................            34%                 29%                  80%
NET ASSETS END OF PERIOD (THOUSANDS)..................................        $6,742             $ 7,413               $6,050

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                        SHORT-INTERMEDIATE MUNICIPAL FUND
(logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           NINE MONTHS
                                              ENDED                         YEAR ENDED AUGUST 31,
                                         MAY 31, 1997 (A)     1996       1995       1994       1993      1992 (C)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...       $  10.07        $ 10.17    $ 10.21    $ 10.58    $ 10.33    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.30           0.43       0.46       0.47       0.49        0.51
Net realized and unrealized gain
  (loss) on investments...............           0.03          (0.10)     (0.04)     (0.32)      0.25        0.33
Total from investment operations......           0.33           0.33       0.42       0.15       0.74        0.84
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.30)         (0.43)     (0.46)     (0.47)     (0.49)      (0.51)
In excess of net investment income....              0              0          0      (0.03)         0           0
Net realized gain on investments......              0              0          0      (0.02)         0           0
Total distributions...................          (0.30)         (0.43)     (0.46)     (0.52)     (0.49)      (0.51)
NET ASSET VALUE END OF PERIOD.........       $  10.10        $ 10.07    $ 10.17    $ 10.21    $ 10.58    $  10.33
Total return..........................           3.36%          3.30%      4.20%      1.40%      7.40%       8.56%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           0.74%(b)       0.70%      0.74%      0.58%      0.40%       0.17%
  Total expenses excluding indirectly
    paid expenses.....................           0.73%(b)         --         --         --         --          --
  Total expenses excluding waivers and
    reimbursements....................           0.86%(b)       0.90%      0.86%      0.83%      0.81%       0.86%
  Net investment income...............           4.04%(b)       4.27%      4.52%      4.54%      4.73%       4.85%
Portfolio turnover rate...............             34%            29%        80%        32%        37%         57%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................       $ 32,293        $34,893    $40,581    $53,417    $66,607    $ 54,470

                                           JULY 17, 1991
                                              THROUGH
                                        AUGUST 31, 1991 (C)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.06
Net realized and unrealized gain
  (loss) on investments...............              0
Total from investment operations......           0.06
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.06)
In excess of net investment income....              0
Net realized gain on investments......              0
Total distributions...................          (0.06)
NET ASSET VALUE END OF PERIOD.........         $10.00
Total return..........................           0.62%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           0.00%(b)
  Total expenses excluding indirectly
    paid expenses.....................             --
  Total expenses excluding waivers and
    reimbursements....................           1.40%(b)
  Net investment income...............           4.93%(b)
Portfolio turnover rate...............             --
NET ASSETS END OF PERIOD
  (THOUSANDS).........................         $4,025

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized
(c) On November 18, 1991, the Fund was changed to a diversified municipal bond fund with a fluctuating net asset value per share from a non-diversified money market fund with a stable net asset value per share. The shares outstanding and the related per share data as of August 31, 1991 are restated to reflect both a 1 for 2 reverse share split on October 30, 1991 and a 1 for 5 reverse share split on August 19, 1992. Total return calculated after November 18, 1991 reflects the fluctuation in net asset value per share.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          SIX MONTHS
                                                                            ENDED              YEAR ENDED NOVEMBER 30,
                                                                       MAY 31, 1997 (A)    1996 (F)    1995 (F)     1994
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................       $   9.90        $  10.05    $   8.93    $ 10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................           0.24            0.51        0.51       0.51
Net realized and unrealized gain (loss) on investments and
  futures contracts.................................................          (0.11)          (0.14)       1.13      (1.28)
Total from investment operations....................................           0.13            0.37        1.64      (0.77)
LESS DISTRIBUTIONS FROM:
Net investment income...............................................          (0.24)          (0.52)      (0.51)     (0.52)
In excess of net investment income..................................          (0.01)              0(e)    (0.01)         0
Net realized gain on investments....................................              0               0           0          0
Tax basis return of capital.........................................              0               0           0      (0.03)
Total distributions.................................................          (0.25)          (0.52)      (0.52)     (0.55)
NET ASSET VALUE END OF PERIOD.......................................       $   9.78        $   9.90    $  10.05    $  8.93
Total return (c)....................................................           1.34%           3.83%      18.71%     (7.81%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................           1.19%(b)        1.13%       1.19%      1.13%
  Total expenses excluding indirectly paid expenses.................           1.18%(b)        1.12%       1.18%        --
  Net investment income.............................................           4.85%(b)        5.21%       5.35%      5.27%
Portfolio turnover rate.............................................             54%            128%         30%        98%
NET ASSETS END OF PERIOD (THOUSANDS)................................       $ 72,629        $ 82,425    $ 94,183    $95,691


                                                                        1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................  $  10.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................      0.57
Net realized and unrealized gain (loss) on investments and
  futures contracts.................................................      0.36
Total from investment operations....................................      0.93
LESS DISTRIBUTIONS FROM:
Net investment income...............................................     (0.57)
In excess of net investment income..................................     (0.04)
Net realized gain on investments....................................     (0.24)
Tax basis return of capital.........................................         0
Total distributions.................................................     (0.85)
NET ASSET VALUE END OF PERIOD.......................................  $  10.25
Total return (c)....................................................      9.37%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................      1.21%
  Total expenses excluding indirectly paid expenses.................        --
  Net investment income.............................................      5.40%
Portfolio turnover rate.............................................        47%
NET ASSETS END OF PERIOD (THOUSANDS)................................  $124,102

                                                                                                                   FEBRUARY 13, 1987
                                                                                                                     (COMMENCEMENT
                                                                       YEAR ENDED NOVEMBER 30,                     OF OPERATIONS) TO
                                                         1992        1991        1990        1989        1988      NOVEMBER 30, 1987
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.................   $  10.13    $   9.94    $  10.24    $   9.96    $   9.64         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................       0.63        0.61        0.59        0.62        0.63            0.33
Net realized and unrealized gain (loss) on
  investments and futures contracts.................       0.30        0.31       (0.06)       0.34        0.37           (0.32)
Total from investment operations....................       0.93        0.92        0.53        0.96        1.00            0.01
LESS DISTRIBUTIONS FROM:
Net investment income...............................      (0.62)      (0.61)      (0.60)      (0.63)      (0.68)          (0.37)
In excess of net investment income..................          0           0       (0.03)          0           0               0
Net realized gain on investments....................      (0.27)      (0.12)      (0.20)      (0.05)          0               0
Tax basis return of capital.........................          0           0           0           0           0               0
Total distributions.................................      (0.89)      (0.73)      (0.83)      (0.68)      (0.68)          (0.37)
NET ASSET VALUE END OF PERIOD.......................   $  10.17    $  10.13    $   9.94    $  10.24    $   9.96         $  9.64
Total return (c)....................................       9.35%       9.59%       5.55%       9.97%      10.60%           0.17%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................       1.25%       1.58%       1.66%       1.62%       1.57%           1.00%(d)
  Total expenses excluding indirectly paid
    expenses........................................         --          --          --          --          --              --
  Net investment income.............................       6.02%       5.95%       6.03%       6.15%       6.13%           6.85%(d)
Portfolio turnover rate.............................         32%         37%         42%         49%        109%             67%
NET ASSETS END OF PERIOD (THOUSANDS)................   $120,660    $133,524    $146,335    $162,013    $179,191         $16,090

(a) The Fund changed its fiscal year end from November 30 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.
(e) Reflects distributions in excess of net investment income which were under $0.01 per share.
(f) Calculation based on average shares outstanding.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SIX MONTHS
                                                                    ENDED              YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 1997 (A)    1996 (E)    1995 (E)     1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $   9.81        $   9.97    $   8.88    $ 10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.19            0.44        0.44       0.45
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          (0.10)          (0.16)       1.11      (1.29)
Total from investment operations............................           0.09            0.28        1.55      (0.84)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.20)          (0.44)      (0.45)     (0.50)
In excess of net investment income..........................          (0.01)              0(d)    (0.01)         0
Net realized gain on investments............................              0               0           0          0
Tax basis return of capital.................................              0               0           0      (0.03)
Total distributions.........................................          (0.21)          (0.44)      (0.46)     (0.53)
NET ASSET VALUE END OF PERIOD...............................       $   9.69        $   9.81    $   9.97    $  8.88
Total return (c)............................................           0.97%           2.99%      17.84%     (8.43%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.95%(b)        1.90%       1.96%      1.88%
  Total expenses excluding indirectly paid expenses.........           1.94%(b)        1.89%       1.94%        --
  Net investment income.....................................           4.09%(b)        4.44%       4.59%      4.60%
Portfolio turnover rate.....................................             54%            128%         30%        98%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $ 28,822        $ 33,063    $ 33,449    $28,860

                                                              FEBRUARY 1, 1993
                                                              TO NOVEMBER 30,
                                                                    1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................      $  10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................          0.37
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          0.30
Total from investment operations............................          0.67
LESS DISTRIBUTIONS FROM:
Net investment income.......................................         (0.37)
In excess of net investment income..........................         (0.08)
Net realized gain on investments............................         (0.24)
Tax basis return of capital.................................             0
Total distributions.........................................         (0.69)
NET ASSET VALUE END OF PERIOD...............................      $  10.25
Total return (c)............................................          6.59%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................          1.96%(b)
  Total expenses excluding indirectly paid expenses.........            --
  Net investment income.....................................          4.42%(b)
Portfolio turnover rate.....................................            47%
NET ASSETS END OF PERIOD (THOUSANDS)........................      $ 14,091

(a) The Fund changed its fiscal year end from November 30 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Reflects distributions in excess of net investment income which were under $0.01 per share.
(e) Calculation based on average shares outstanding.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SIX MONTHS
                                                                    ENDED              YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 1997 (A)    1996 (E)    1995 (E)     1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $   9.81        $   9.97    $   8.88    $ 10.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.18            0.41        0.44       0.43
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          (0.09)          (0.13)       1.11      (1.27)
Total from investment operations............................           0.09            0.28        1.55      (0.84)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.20)          (0.44)      (0.45)     (0.51)
In excess of net investment income..........................          (0.01)              0(d)    (0.01)         0
Net realized gain on investments............................              0               0           0          0
Tax basis return of capital.................................              0               0           0      (0.03)
Total distributions.........................................          (0.21)          (0.44)      (0.46)     (0.54)
NET ASSET VALUE END OF PERIOD...............................       $   9.69        $   9.81    $   9.97    $  8.88
Total return (c)............................................           0.97%           2.99%      17.84%     (8.52%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.95%(b)        1.90%       1.96%      1.89%
  Total expenses excluding indirectly paid expenses.........           1.94%(b)        1.89%       1.94%        --
  Net investment income.....................................           4.09%(b)        4.44%       4.59%      4.52%
Portfolio turnover rate.....................................             54%            128%         30%        98%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $ 11,879        $ 13,769    $ 20,386    $23,230

                                                              FEBRUARY 1, 1993
                                                              TO NOVEMBER 30,
                                                                    1993
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................      $  10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................          0.37
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          0.31
Total from investment operations............................          0.68
LESS DISTRIBUTIONS FROM:
Net investment income.......................................         (0.37)
In excess of net investment income..........................         (0.08)
Net realized gain on investments............................         (0.24)
Tax basis return of capital.................................             0
Total distributions.........................................         (0.69)
NET ASSET VALUE END OF PERIOD...............................      $  10.26
Total return (c)............................................          6.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................          1.94%(b)
  Total expenses excluding indirectly paid expenses.........            --
  Net investment income.....................................          4.41%(b)
Portfolio turnover rate.....................................            47%
NET ASSETS END OF PERIOD (THOUSANDS)........................      $ 27,261

(a) The Fund changed its fiscal year end from November 30 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Reflects distributions in excess of net investment income which were under $0.01 per share.
(e) Calculation based on average shares oustanding.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
(logo)
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- 97.4%
             ARIZONA-- 1.1%
$1,000,000   Creighton Elem. Sch. Dist.
               No. 14 of Maricopa Cnty.,
               Sch. Imp. Bonds (Proj. of
               1990), (Series C 1991),
               6.50%, 7/1/07, (FGIC)............. $  1,125,240
             CALIFORNIA-- 2.6%
 2,000,000   Redevelopment Agcy. of the
               City of San Jose Merged Area
               Redev. Proj., Tax Allocation
               Bonds, (Series 1993),
               6.00%, 8/1/15, (MBIA).............    2,144,880
   500,000   San Mateo Cnty. Joint Pwrs.
               Financing Auth. Lease RB
               (Capital Projs. Prog.), (1993
               Refunding Series A),
               6.50%, 7/1/16, (MBIA).............      560,505
                                                     2,705,385
             COLORADO-- 3.7%
             Arapahoe Cnty. Pub. Hwy.
               Auth. Capital Imp. Trust Fund
               Hwy. RB (E-470 Proj.):
 1,000,000   6.15%, 8/31/26, (MBIA)..............    1,053,890
             Sr. Current Interest Bonds,
 2,000,000   7.00%, 8/31/26......................    2,144,720
   500,000   School Dist. No. 1,
               City & Cnty. of Denver, GO
               Refunding Bonds, (Series
               1994A),
               6.50%, 6/1/10, (MBIA).............      560,370
                                                     3,758,980
             FLORIDA-- 1.1%
 1,000,000   Orange Cnty. Forida Hlth.
               Facs. Auth. Hosp. RB (Orlando
               Regional Healthcare Sys.),
               (Series 1996C),
               6.25%, 10/1/16, (MBIA)............    1,089,760
             GEORGIA-- 5.2%
   500,000   City of Atlanta Arpt. Facs.
               RRB, (Series 1994A),
               6.50%, 1/1/10, (AMBAC)............      557,990
 1,000,000   Metropolitan Atlanta Rapid
               Transit Auth. Georgia
               Refunding Second Indenture,
               (Series A),
               5.50%, 7/1/17, (MBIA).............      998,740

PRINCIPAL
  AMOUNT                                             VALUE

LONG-TERM INVESTMENTS-- CONTINUED
             GEORGIA-- CONTINUED
             Municipal Elec. Auth. Georgia
               Spec. Oblig. Fifth Crossover
             Series Proj. One:
$1,000,000   6.40%, 1/1/13, (AMBAC).............. $  1,102,190
 2,400,000   6.50%, 1/1/17, (MBIA)...............    2,694,720
                                                     5,353,640
             HAWAII-- 3.7%
 2,500,000   Hawaii St., GO, (Series. CM),
               6.00%, 12/1/10, (FGIC)............    2,679,750
 1,000,000   State of Hawaii Arpt. Sys.
               RB, (Second Series of 1990),
               7.50%, 7/1/20, (FGIC).............    1,088,990
                                                     3,768,740
             IDAHO-- 0.9%
   845,000   Idaho Hsg. Agcy. Single
               Family Mtge. Bonds, (1994
               Series C-1 Sr. Bonds &
               Mezzanine Bonds),
               6.30%, 7/1/11.....................      869,657
             ILLINOIS-- 16.9%
 4,725,000   City of Chicago Wtr. RRB,
               (Series 1993),
               6.50%, 11/1/15, (FGIC)............    5,308,727
 2,150,000   City of Chicago GO Current
               Interest Bonds, (Proj. Series
               1995),
               6.13%, 1/1/16, (AMBAC)............    2,229,249
             Illinois Dev. Fin. Auth.
               Poll. Ctrl. RRB (Commonwealth
               Edison Co. Proj.):
             (Series 1991),
 2,000,000   7.25%, 6/1/11, (MBIA)...............    2,182,060
             (Series 1994D),
 3,000,000   6.75%, 3/1/15, (AMBAC)..............    3,293,160
 1,750,000   Illinois Hlth. Facs. Auth.
               Hlth. Facs. RRB (SSM Hlth.
               Care), (Series 1992AA),
               6.50%, 6/1/12, (MBIA).............    1,953,875
 5,625,000   Metropolitan Pier &
               Exposition Authority Illinois
               Refunding McCormick Place
               Expn, Project B, (Eff. Yield
               5.80%)(a),
               0.00%, 6/15/13, (MBIA)............    2,258,550
                                                    17,225,621

                                  (CONTINUED)

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE

LONG-TERM INVESTMENTS-- CONTINUED
             INDIANA-- 3.5
$ 1,000,000  Indiana Muni. Pwr. Agcy.,
             Pwr. Supply Sys. RRB, (1993
             Series B),
             6.00%, 1/1/13, (MBIA)............... $ 1,063,720
    700,000  Indiana Trans. Fin. Auth.
             Hwy. RB, (Series 1992A),
             6.80%, 12/1/16, (MBIA)..............     808,024

  1,500,000  Middle Sch. Bldg. Corp. of
             Lawrence Township of Marion
             Cnty., First Mtge. Bonds,
             6.88%, 7/5/11, (MBIA)...............    1,729,185
                                                     3,600,929

 1,000,000   LOUISIANA-- 1.3%
             Orleans Parish Louisiana,
               School Board RB
               9.05%, 2/1/10, (MBIA).............    1,339,390
 1,000,000   MAINE-- 1.1%
             Maine Turnpike Auth.,
               Turnpike RB, (Series 1994),
               7.13%, 7/1/08, (MBIA).............    1,171,010
 2,500,000   MARYLAND-- 2.4%
             Maryland St. GO, St. & Local
               Facilities, (First Series),
               5.00%, 3/1/10.....................    2,455,900

   MASSACHUSETTS-- 1.6%
   500,000     Massachusetts Hsg. Fin.
               Agcy., Hsg. Proj. RB, (1993
               Series A),
               6.15%, 10/1/15, (AMBAC)...........      508,015
 1,000,000     Massachusetts St., Refunding,
               (Series A),
               6.50%, 11/1/14, (AMBAC)...........    1,119,500
                                                     1,627,515

               MINNESOTA-- 0.5%
   490,000     Minnesota Hsg. Fin. Agcy.
               Single Family Mtge. Bonds,
               (1994 Series H),
               6.70%, 1/1/18.....................      514,397

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED

             NEW MEXICO-- 1.0%

             City of Albuquerque, Arpt. RB:
             (Series 1995 A),
$  500,000   6.35%, 7/1/07, (AMBAC)..............  $   540,220
$  500,000   (Series 1995 B),
             7.00%, 7/1/16, (AMBAC)..............      501,170
                                                     1,041,390

NEW YORK-- 11.2%
 1,000,000     Albany Cnty., Arpt. Auth.
               Arpt. Rev.,
               5.25%, 12/15/10, (FSA)............     980,990
 1,500,000     New York St. Housing Finance
               Agency Revenue, (Series 1994 B),
               6.35%, 8/15/23, (AMBAC)...........   1,538,700
 2,590,000     New York St. Local Government
               Assistance Corporation RB,
               (Prerefunded @ $102), (Series B),
               7.38%, 4/1/01.....................   2,895,076
 5,000,000     Port Auth. New York & New
               Jersey Special Obligation
               (for JFK Intl. Arrivals
               Terminal),
               6.25%, 12/1/10, (MBIA)............  5,453,950
   500,000     The Port Auth. of New York &
               New Jersey Consolidated Bonds
               Fifth Installment,
               (Ninety-Seventh Series),
               6.50%, 7/15/19, (FGIC)............     529,900
                                                    11,398,616

             NORTH DAKOTA-- 3.0%
 3,000,000     Mercer Cnty. Poll. Ctrl. RRB
               (Basin Elec. Pwr.
               Cooperative-Antelope Valley
               Unit 1 & Common Facs.),
               (Second 1995 Series),
               6.05%, 1/1/19, (AMBAC)............    3,107,910

             OHIO-- 3.3%
 1,000,000   Board of Ed., Kings Local
               Sch. Dist. (City of Warren)
               Sch. Imp. Bonds (Unltd. Tax
               GO), (Series 1995),
               7.50%, 12/1/16, (FGIC)............     1,254,130
 1,500,000   City of Toledo, GO (Ltd. Tax)
               Hsg. Imp. Bonds (Macy's
               Proj.), (Series 1995A),
               6.35%, 12/1/25, (MBIA)............     1,580,835

                                  (CONTINUED)

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
(logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE

LONG-TERM INVESTMENTS-- CONTINUED
             OHIO-- CONTINUED
$  475,000   Ohio Hsg. Fin. Agcy.
               Residential Mtge. RB (GNMA
               Mortgage-Backed Securities
               Prog.), (1995 Series A-2),
               6.63%, 3/1/26.....................       490,252
                                                      3,325,217

             SOUTH CAROLINA-- 3.4%
 3,250,000     South Carolina St., Port
               Auth. RB, (Series 1991),
               6.63%, 7/1/11, (AMBAC)............     3,468,563
             SOUTH DAKOTA-- 4.2%
 4,000,000   South Dakota Hlth. & Edl.
               Facs. Auth. RRB (St. Luke's
               Midland Regional Med. Center
               Issue), (Series 1991),
               6.63%, 7/1/11, (MBIA).............     4,304,240
             TENNESSEE-- 3.1%
 1,200,000   The Hlth. & Edl. Facs. Board
               of the City of Bristol Hosp.
               RRB (Bristol Mem. Hosp.),
               (Series 1993),
               6.75%, 9/1/07, (FGIC).............     1,366,740
 1,700,000   The Hlth., Edl. & Hsg. Facs.
               Board of the Cnty. of Knox
               Hosp. RRB (Fort Sanders
               Alliance Obligated Group),
               (Series 1993),
               6.25%, 1/1/13, (MBIA).............     1,843,378
                                                      3,210,118

             TEXAS-- 4.4%
 1,500,000   City of Austin Arpt. Sys.
               Prior Lien RB, (Series 1995A),
               6.13%, 11/15/25, (MBIA)...........     1,533,060
 1,000,000   City of Houston Wtr.
               Conveyance Sys. Contract COP,
               (Series 1993H),
               7.50%, 12/15/14, (AMBAC)..........     1,221,290
 6,000,000   Harris County Texas, RB Toll
               Road, (Prerefunded @
               $53.836), (Eff. Yield 5.39%)(a),
               0.00%, 8/15/09, (AMBAC)...........     1,699,500
                                                      4,453,850

PRINCIPAL
  AMOUNT                                             VALUE
 LONG-TERM INVESTMENTS-- CONTINUED
             UTAH-- 3.6%
$2,500,000   Board of Ed. of Iron Cnty.
               Sch. Dist. GO Sch. Bldg.
               Bonds, (Series 1994),
               6.40%, 1/15/12, (MBIA)............    2,675,325
 1,000,000   Salt Lake City, Salt Lake
               Cnty. Arpt. RB, (Series 1993A),
               6.00%, 12/1/12, (FGIC)............    1,030,860
                                                     3,706,185

             VIRGINIA-- 2.1%
2,000,000    Industrial Dev. Auth. of
               Hanover Hosp. RB (Mem.
               Regional Med. Center Proj. at
               Hanover Med. Park), (Series 1995),
               6.38%, 8/15/18, (MBIA)............    2,196,040

             WASHINGTON-- 2.6%
 2,500,000   City of Tacoma Elec. Sys.
               RRB, (Series 1994),
               6.25%, 1/1/15, (FGIC).............    2,619,825

             WEST VIRGINIA-- 0.5%
   500,000   West Virginia St. Hsg. Dev.
               Fund Hsg. Fin. (Series. A),
               6.05%, 5/1/27.....................      501,605

             WISCONSIN-- 7.3%
 4,500,000   City of Superior Ltd. Oblig.
               RRB (Midwest Energy Res. Co.
               Proj.), (Series E-1991),
               6.90%, 8/1/21, (FGIC).............    5,275,890
  2,000,000  Wisconsin Hlth. & Edl. Facs.
               Auth. RB (Wausau Hosps., Inc.
               Proj.), (Series 1991B),
               6.63%, 8/15/11, (AMBAC)...........    2,142,580
                                                     7,418,470

             PUERTO RICO-- 2.1%
   500,000   Commonwealth of Puerto Rico,
               Elec. Pwr. Auth. RRB,
               (Series Y),
               6.50%, 7/1/06, (MBIA).............      558,460
   500,000   Commonwealth of Puerto Rico,
               Hsg. Bank & Fin. Agcy.
               Affordable Hsg. Mtge. Subsidy
               Prog. Single Family Mtge. RB,
               Portfolio I,
               6.10%, 10/1/15,
               (Collateralized by GNMA, FNMA
               & FHLMC Certificates).............      506,220



                                  (CONTINUED)

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

LONG-TERM INVESTMENTS-- CONTINUED
             PUERTO RICO-- CONTINUED
$1,000,000   Commonwealth of Puerto Rico,
               Elec. Pwr. Auth.,
               RB, (Series BB),
               6.25%, 7/1/10, (MBIA)............. $  1,100,720
                                                     2,165,400
             TOTAL LONG-TERM INVESTMENTS
               (COST $95,320,879)................   99,523,593

SHORT-TERM INVESTMENTS-- 0.9%
             ALABAMA-- 0.1%
   100,000   Phenix Cnty. Alabama RB
               Refunding Mead Coated Board
               Project B, VRDN
               4.15%, 10/1/25....................      100,000
             KANSAS-- 0.8%
   800,000   Kansas City Kansas Industrial
               Revenue PQ Corporation
               Project, VRDN
               4.10%, 8/15/01....................      800,000
             TOTAL SHORT-TERM INVESTMENTS
               (COST $900,000)...................      900,000

PRINCIPAL
  AMOUNT                                             VALUE
MUTUAL FUND SHARES-- 0.2%
   167,000   Federated Tax Free Fund
               (cost $167,000)................... $    167,000
              TOTAL INVESTMENTS--
               (COST $96,387,879).......  98.5%    100,590,593
             OTHER ASSETS AND
               LIABILITIES-- NET........    1.5      1,538,629
             NET ASSETS--............... 100.0%   $102,129,222

(a) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

SUMMARY OF ABBREVIATIONS
AMBAC-- American Municipal Bond Assurance Corp.
COP-- Certificate of Participation
FGIC-- Financial Guaranty Insurance Corp.
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
FSA-- Financial Security Assurance Corp.
GNMA-- Government National Mortgage Association
GO-- General Obligation Bonds
MBIA-- Municipal Bond Investors Assurance Corp.
RB-- Revenue Bonds
RRB-- Revenue Refunding Bonds
VRDN-- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                       SHORT - INTERMEDIATE MUNICIPAL FUND
 (logo)
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1997

LONG-TERM INVESTMENTS-- 97.0%
             ARIZONA-- 3.8%
$1,600,000   Pima Cnty. GO RFB, (Series 1992),
               6.55%, 7/1/01..................... $  1,718,384
             COLORADO-- 1.2%
   520,000   Colorado Stud. Oblig. Board
               Auth., Stud. Loan RB,
               (Series 1985B),
               6.13%, 12/1/98....................      530,104
             DISTRICT OF COLUMBIA-- 3.4%
 1,500,000   Dist. of Columbia GO RFB,
               (Series 1989B),
               6.63%, 6/1/98, (MBIA).............    1,539,375
             ILLINOIS-- 2.4%
 1,000,000   Central Lake Cnty. Joint
               Action Wtr. Agcy. RB,
               (Prerefunded @ $102),
               (Series 1990A),
               7.00%, 5/1/00, (AMBAC)............    1,086,340
             MARYLAND-- 4.0%
   635,000   Maryland Energy Financing
               Administration Solid Waste
               Disp. RB, (Wheelabrator Wtr.
               Technologies Baltimore L.L.C.
               Projs.), (Series 1996),
               4.80%, 12/1/98....................      638,156
 1,140,000   Montgomery Cnty. GO Bonds
               Consolidated Pub. Imp. RB,
               (Series 1992A),
               5.30%, 7/1/01.....................    1,174,075
                                                     1,812,231
             MASSACHUSETTS-- 12.1%
             Massachusetts Ind. Fin. Agcy. IDR:
   460,000   (Series 1986G),
               5.30%, 12/1/06....................      467,149
   565,000   (Series 1986I),
               5.30%, 12/1/06....................      573,780
 1,185,000   (Series 1996A),
               5.35%, 11/1/07....................    1,208,368
 1,160,000   (Series 1996B),
               5.35%, 11/1/07....................    1,182,875
             New England Ed. Loan
               Marketing Corp. Stud. Loan RB:
 1,000,000   (Series 1993B),
               5.40%, 6/1/00.....................    1,016,840
 1,000,000   (Series 1993C),
               4.75%, 7/1/98.....................    1,007,330
                                                     5,456,342

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             MINNESOTA-- 2.3%
$1,015,000   City of Minneapolis & Hsg.
               & Redev. Auth. of the City of
               St. Paul, Single Family Mtge.
               RRB, (Series 1996A),
               5.13%, 6/1/32..................... $  1,015,974
             MISSOURI-- 3.2%
             North Kansas City Sch. Dist.
               GO, Direct Deposit Prog.,
               (Series 1996),
   710,000   6.70%, 3/1/00.......................      750,179
   665,000   7.00%, 3/1/99.......................      695,204
                                                     1,445,383
             NEW JERSEY-- 4.7%
 2,000,000   New Jersey St. GO, (Series 1991),
               5.90%, 8/1/02.....................    2,116,380
             NEW YORK-- 4.5%
 1,000,000   New York, New York, (Series 1997L),
               5.25%, 8/1/00.....................    1,009,710
 1,000,000   Pwr. Auth. of the St. of New
               York, General Purpose Bonds,
               (Series Z),
               5.85%, 1/1/00.....................    1,033,310
                                                     2,043,020
             OHIO-- 2.3%
 1,000,000   The Stud. Loan Funding Corp.
               (Cincinnati) Stud. Loan RB,
               (Series 1993A),
               5.50%, 12/1/01....................    1,019,940
             OREGON-- 2.5%
 1,125,000   Josephine Cnty., Sch. Dist.
               #007 GO,
               5.00%, 6/1/99, (FGIC).............    1,140,818
             PENNSYLVANIA-- 7.9%
 1,000,000   Lancaster Cnty. Hosp. Auth.
               Hosp. RB (The Lancaster
               General Hosp. Proj.), (Series
               1992),
               5.60%, 7/1/00, (AMBAC)............    1,031,900
 1,950,000   Sayre Hlth. Care Facs. Auth.
               RB, Guthrie Healthcare Sys.,
               (Series 1991A),
               6.40%, 3/1/99, (AMBAC)............    2,017,489
   500,000   St. of Pennsylvania GO,
               (Series 1971),
               6.00%, 12/15/98...................      503,270
                                                     3,552,659

                                  (CONTINUED)

                                    EVERGREEN
                       SHORT - INTERMEDIATE MUNICIPAL FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             SOUTH CAROLINA-- 1.2%
$  500,000   Charleston Cnty. Arpt.
               Dist. Arpt. System RRB,
               (Series 1993),
               8.25%, 7/1/00, (MBIA)............. $    552,420
             TEXAS-- 15.0%
 1,000,000   Brazos Higher Ed. Auth.,
               Inc., Stud. Loan RRB,
               (Series 1992A),
               5.30%, 12/1/97....................    1,006,210
   500,000   City of Dallas GO,
               5.90%, 2/15/01....................      523,625
 1,000,000   City of Houston Pub. Imp.
               RFB, (Series 1992C),
               5.70%, 3/1/01.....................    1,038,490
 1,300,000   Dallas Cnty. Imp. (Ltd. Tax)
               RB, (Series 1992A),
               6.00%, 8/15/01....................    1,373,905
   505,000   San Antonio Independent Sch.
               Dist. Pub. Facs. Corp. RB,
               (Series 1996),
               5.00%, 10/15/00, (AMBAC)..........      510,969
             Texas Dept. Hsg. & Cmnty.
               Affairs Single Family Mtge.
               RB, (Series 1996E):
 1,260,000   4.45%, 3/1/99, (MBIA)...............    1,261,562
 1,045,000   4.65%, 3/1/00, (MBIA)...............    1,049,034
                                                     6,763,795
             UTAH-- 6.4%
 2,500,000   Intermountain Pwr. Agcy.,
               Pwr. Supply RFB, (Series C),
               6.00%, 7/1/00, (MBIA).............    2,603,150
   290,000   Utah Hsg. Fin. Agcy. Single
               Family Mtge. RRB, (Series 1993A),
               5.20%, 1/1/01.....................      293,996
                                                     2,897,146
             VIRGINIA-- 3.4%
 1,500,000   Virginia Hsg. Dev. Auth.
               Commonwealth Mtge. Bonds,
               (Series 1992B, Subseries B-1),
               6.00%, 1/1/98.....................    1,513,845
             WASHINGTON-- 11.9%
 2,950,000   St. of Washington GO RB,
               Motor Vehicle Fuel Tax,
               (Series R-92D),
               5.60%, 9/1/01.....................    3,064,844

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             WASHINGTON-- CONTINUED
$  550,000  Washington Pub. Pwr. Supply
               Sys. RRB (Nuclear Proj. #1),
               (Series 1992A),
               5.00%, 7/1/98..................... $    556,122
             Washington Pub. Pwr. Supply
               Sys. RRB (Nuclear Proj. #2),
               (Series 1992A):
 1,070,000   5.00%, 7/1/98.......................    1,081,909
   675,000   5.00%, 7/1/99.......................      681,088
                                                     5,383,963
             WISCONSIN-- 4.8%
 1,000,000   Milwaukee GO,
               Pub. Imps., (Series BZ),
               6.30%, 6/15/01....................    1,064,300
 1,000,000   Milwaukee Metropolitan Sewage
               Dist. GO, (Series 1989A),
               7.00%, 9/1/01.....................    1,092,060
                                                     2,156,360
             TOTAL LONG-TERM INVESTMENTS
               (COST $43,306,201)................   43,744,479

SHORT-TERM INVESTMENTS-- 3.3%
             COLORADO-- 3.3%
 1,500,000   Arapahoe Cnty. MHRB Ref.
               Stratford Sta., (Series 1994),
               VRDN, (LOC: Heller Finl., Inc.)
               4.45%, 11/1/17 (cost $1,500,000)..    1,500,000

             TOTAL INVESTMENTS--
               (COST $44,806,201).......  100.3%    45,244,479
             OTHER ASSETS AND
               LIABILITIES-- NET........   (0.3)      (137,878)
             NET ASSETS--............... 100.0%   $ 45,106,601

SUMMARY OF ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corp.
FGIC-- Financial Guaranty Insurance Corp.
GO-- General Obligation Bonds
IDR-- Industrial Development Revenue Bonds
LOC-- Letter of Credit
MBIA-- Municipal Bond Investors Assurance Corp.
MHRB-- Municipal Housing Revenue Bonds
RB-- Revenue Bonds
RFB-- Refunding Bonds
RRB-- Refunding Revenue Bonds
VRDN-- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- 98.2%
             ALABAMA-- 0.2%
$  265,000   Alabama Housing Finance Agency,
               Single Family Mortgage,
               10.75%, 6/1/13.................... $    281,125
             ALASKA-- 0.4%
   470,000   Alaska Housing Finance Corp.,
               Collateralized Home Mortgage,
               8.75%, 12/1/16....................      483,898
             ARIZONA-- 1.6%
 1,875,000   Page, Arizona, Municipal Property
               Corp., Excise Tax Revenue,
               5.00%, 7/1/11, (MBIA).............    1,806,450
             CALIFORNIA-- 7.0%
   500,000   Anaheim, California, Public
               Financing Authority, Series C,
               6.00%, 9/1/16.....................      529,385
 1,400,000   California Health Facilities,
               Children's Hospital,
               5.38%, 7/1/20.....................    1,341,914
 2,115,000   Central Coast, California, Water
               Authority Revenue,
             State Water Project, Regional
               Facilities, Series A,
               5.00%, 10/1/16, (AMBAC)...........    1,977,737
 1,785,000   East Bay, California, Municipal
               Utility District, Water System
               Revenue,
               5.00%, 6/1/16, (FGIC).............    1,678,382
             San Francisco, California, State
               Building Authority, Lease Revenue,
               San Francisco Civic Center
               Complex-- A:
 1,000,000   5.25%, 12/1/16......................      964,440
   500,000   5.25%, 12/1/21......................      476,840
 2,450,000   Victor Valley, California, Joint
               Union High School District,
               Capital Appreciation, (effective
               yield
               5.69%) (b),
               0.00%, 9/1/13, (MBIA).............      991,172
                                                     7,959,870

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             COLORADO-- 5.5%
             City and County of Denver, Colorado,
               Airport System:
             Series A:
$1,250,000   7.00%, 11/15/99..................... $  1,314,500
   720,000   7.25%, 11/15/25.....................      821,102
 1,000,000   8.00%, 11/15/25.....................    1,105,710
   750,000   8.75%, 11/15/23.....................      876,570
             Series B,
   750,000   7.25%, 11/15/12.....................      814,590
             Series D,
 1,100,000   7.75%, 11/15/13.....................    1,339,877
                                                     6,272,349
             FLORIDA-- 8.6%
   750,000   Gainesville, Florida, Utilities
               System Revenue, Series A,
               5.20%, 10/1/22....................      710,595
 1,500,000   Martin County, Florida, Industrial
               Development Authority, Industrial
               Development Revenue, Indiantown
               Cogeneration Project, Series A,
               7.88%, 12/15/25...................    1,682,865
 2,000,000   Orange County, Florida, Health
               Facilities Authority, Orlando
               Hospital Regional Healthcare,
               Series A,
               6.25%, 10/1/18....................    2,186,940
 1,000,000   Sarasota County, Florida, Utility
               Systems Revenue,
               6.50%, 10/1/22, (FGIC)............    1,122,620
 2,640,000   Tallahassee, Florida, Health
               Facilities, Tallahassee Memorial
               Regional Medical Project,
               6.63%, 12/1/13, (MBIA)............    2,927,971
 1,015,000   Tampa, Florida, Subordinated
               Guaranteed Entitlement Revenue,
               Series 1988B,
               8.40%, 10/1/08....................    1,070,226
                                                     9,701,217

                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             ILLINOIS-- 1.9$%
   $910,000  Chicago, Illinois, Gas Supply
               Revenue (People's Gas, Light and
               Coke Co.), Series A,
               8.10%, 5/1/20.....................   $  998,316
 1,000,000   Illinois Health Facilities
               Authority, United Medical Center,
               8.38%, 7/1/12.....................    1,187,550
                                                     2,185,866

             INDIANA-- 2.8%
 1,300,000   Indiana Municipal Power Supply,
               Systems Revenue,
               5.50%, 1/1/16.....................    1,289,340
 1,640,000   St. Joseph County, Indiana,
               Educational Facilities Revenue,
               University of Notre Dame,
               6.50%, 3/1/26.....................    1,835,226
                                                     3,124,566

             LOUISIANA-- 1.3%
 1,415,000   Louisiana Public Facilities
               Authority, Health and Education,
               Pre-refunded,
               7.90%, 12/1/15....................    1,505,461

             MASSACHUSETTS-- 8.2%
             Massachusetts Bay Transportation
               Authority, Series A:
 1,875,000   6.25%, 3/1/12.......................    2,050,763
 1,000,000   7.00%, 3/1/11.......................    1,167,180
 1,950,000   7.00%, 3/1/21.......................    2,315,450
   400,000   Massachusetts, General Obligation,
               (effective yield 7.00%) (b),
               0.00%, 6/1/07, (FGIC).............      241,104
 1,490,000   Massachusetts State Housing Finance
               Agency, Residential Housing,
               Series A,
               8.40%, 8/1/21.....................    1,552,967
   500,000   Massachusetts State Industrial
               Finance Agency, Senior Lien,
               Massachusetts Recycling
               Association,
               9.00%, 8/1/16 (a).................      200,000
             Massachusetts Water Resources
               Authority, General Revenue Bonds:
 1,000,000   Series A,
               6.00%, 8/1/20.....................    1,012,170
 1,000,000   1995, Series B,
               4.00%, 12/1/18....................      774,880
                                                     9,314,514


PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             MICHIGAN-- 0.5%

$ 500,000    Monroe County, Michigan, Economic
               Development Corp.,
               Detroit Edison Co.,
               6.95%, 9/1/22, (FGIC).............    $ 594,535

             MINNESOTA-- 0.5%
   595,000     Minnesota Housing Finance Agency,
               Single Family Mortgage, Series A,
               8.20%, 8/1/19.....................     611,785

             MISSOURI-- 0.5%
   500,000   Sikeston, Missouri, Electric
               Revenue,
               6.00%, 6/1/14, (MBIA).............      530,165

             NEW JERSEY-- 5.0%
 1,000,000   New Jersey Economic Development
               Authority, Water Facilities
               Revenue, NJ American Water Co.,
               Inc. Project,
               6.50%, 4/1/22, (FGIC).............    1,055,410
 4,325,000   Salem County, New Jersey, Pollution
               Control Financing Authority,
               Waste Disposal Revenue,
               6.50%, 11/15/21...................    4,560,496
                                                     5,615,906

             NEW MEXICO-- 3.8%
   500,000   Albuquerque, New Mexico, Airport
               Revenue, Series B,
               8.75%, 7/1/19.....................      506,720
 1,950,000   Albuquerque, New Mexico, Joint Water
               and Sewer System Revenue,
               Capital Appreciation, Series A,
               (effective yield 5.42%) (b),
               0.00%, 7/1/08, (FGIC).............    1,083,030
 1,590,000   New Mexico Mortgage Finance
               Authority, Single Family Mortgage,
               8.63%, 7/1/17, (FGIC).............    1,637,970
 1,000,000   University of New Mexico, University
               Revenue, Series A,
               6.00%, 6/1/21.....................    1,045,860
                                                     4,273,580

                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED

             NEW YORK-- 14.4%
             New York City, New York, GO:
$1,410,000   Fiscal 1992, Pre-refunded, Series A,
             7.75%, 8/15/15 (d)................    $ 1,602,056
 2,500,000   Series G,
             6.75%, 2/1/09.....................      2,733,600
   500,000   New York and New Jersey, Port
                Authority, Special Obligation
                Revenue, JFK International Airport
                Terminal-- 6 Project,
                5.75%, 12/1/25, (MBIA)............     498,675
 2,000,000   New York State Dormitory Authority,
               State University Dormitory
               Facilities, Series A,
               6.00%, 7/1/09.....................    2,142,620
            New York State Dormitory Authority,
               State University Educational
               Facilities Revenue:
   800,000   Series A,
               5.25%, 5/15/15, (AMBAC)...........      778,120
 1,300,000   Series C,
               7.38%, 5/15/10....................    1,515,046
 1,600,000   New York State Local Government
               Assistance Corp., Series A
               5.50%, 4/1/17.....................    1,573,072
 2,510,000   New York State Tollway Authority,
               Highway and Bridge
               Trust Fund, Series A,
               5.25%, 4/1/16, (AMBAC)............    2,422,225
             New York State Urban Development
               Corp.:
             Correctional Facilities, Series A:
 1,000,000   6.50%, 1/1/10.......................    1,084,510
 1,000,000   7.50%, 4/1/11.......................    1,121,870
   805,000   Higher Education Technology Grants,
             6.00%, 4/1/10, (MBIA)...............      847,528
                                                    16,319,322

$1,000,000   NORTH CAROLINA-- 0.8%
             North Carolina Medical Care, Duke
               University Hospital, Series C,
               5.25%, 6/1/21.....................      941,530


PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             OHIO-- 1.8%
 1,000,000   Montgomery County, Ohio, Hospital
               Revenue, Kettering Medical
               Center, 6.25%, 4/1/20.............    1,087,260
 1,000,000    North Olmsted, Ohio, GO,
               5.00%, 12/1/16, (AMBAC)...........      935,880
                                                     2,023,140

   PENNSYLVANIA-- 8.2%
 1,500,000   Pennsylvania Convention Center
               Authority, Series A,
               (effective yield 7.00%) (b),
               0.00%, 9/1/08, (FGIC).............      840,405
 2,450,000   Pennsylvania Economic Development
               Financing Authority, Resources
               Recovery, Northampton Project,
               6.50%, 1/1/13 (c).................    2,420,085
 1,000,000   Philadelphia, Pennsylvania, Hospital
               and Higher Education Facilities,
               Community College, Series B,
               6.50%, 5/1/07, (MBIA).............    1,104,070
 4,000,000   Pittsburgh, Pennsylvania, School
               District, Capital Appreciation,
               Series B, (effective yield 5.42%)
               (b),
               0.00%, 8/1/09, (AMBAC)............    2,135,320
 2,200,000   Scranton-Lackawanna, Pennsylvania,
               Health and Welfare
               Authority Revenue, Walters
               Institute Project,
               8.13%, 7/15/28....................    2,307,184
   500,000   Southeastern Pennsylvania
               Transportation Authority,
               Special Revenue,
               5.38%, 3/1/22, (FGIC).............      481,765
                                                     9,288,829

             PUERTO RICO-- 3.5%
 2,000,000   Commonwealth of Puerto Rico, GO,
               7.00%, 7/1/10, (MBIA).............    2,336,700
 1,365,000   Puerto Rico Electric Power
               Authority, Series S,
               7.00%, 7/1/07.....................    1,584,287
                                                     3,920,987


                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             TENNESSEE-- 4.9%
$2,000,000   Bristol, Tennessee, Health and
               Education Authority,
               Bristol Memorial Hospital,
               6.75%, 9/1/10, (FGIC)............. $  2,303,820
             Knox County, Tennessee, Health and
               Educational Facilities,
               Fort Sanders Hospital Alliance:
 1,000,000   Series B,
               7.25%, 1/1/10, (MBIA).............    1,171,990
 1,000,000   Series C,
               5.25%, 1/1/15, (MBIA).............      969,670
 1,000,000   Metropolitan Government of Nashville
               and Davidson County,
               Tennessee Water and Sewer,
               step bond, (effective yield 5.20%)
               (b),
               0.00%, 1/1/12, (FGIC).............    1,100,570
                                                     5,546,050
             TEXAS-- 10.7%
 3,000,000   Brazos River Authority, Texas,
               Revenue Refunding,
               Houston Light and Power Project,
               8.10%, 5/1/19, (MBIA).............    3,154,980
 1,000,000   Harris County, Texas, Toll Road,
               Senior Lien, Series A,
               7.00%, 8/15/10....................    1,166,690
 3,000,000   Houston, Texas, Water and Sewer
               System Revenue,
               Jr. Lien, Series C,
               (effective yield 6.05%) (b),
               0.00%, 12/1/11, (AMBAC)...........    1,349,400
 1,500,000   Northwest, Texas, Independent School
               District, Capital Appreciation,
               (effective yield 5.50%) (b),
               0.00%, 8/15/08, (PSFG)............      832,260
 1,000,000   Nueces River Authority, Texas Water
               Supply, Facilities Corpus Christie
               Lake,
               5.25%, 7/15/16....................      960,200
 2,125,000   Tarrant County, Texas, Health
               Facilities Development, Harris
               Methodist Health Systems, Series
               A,
               5.13%, 9/1/12, (AMBAC)............    2,036,388
 2,125,000   Texas Municipal Power Agency,
               (effective yield 7.09%) (b),
               0.00%, 9/1/08, (AMBAC)............    1,176,294
 1,500,000   United Independent School District,
               Texas, GO,
               5.25%, 8/15/15, (PSFG)............    1,438,335
                                                    12,114,547

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             UTAH-- 0.4%
$  750,000   Intermountain Power Agency, Utah,
               Power Supply Refunding, Series A,
               (effective yield 6.95%) (b),
               0.00%, 7/1/07..................... $    445,320
             WASHINGTON-- 4.7%
 3,000,000   Chelan County, Washington, Public
               Utilities District, Series A,
               (effective yield 5.53%) (b),
               0.00%, 6/1/09.....................    1,563,210
 1,500,000   Tacoma, Washington, Solid Waste
               Utility Revenue, Series B,
               5.50%, 12/1/17, (AMBAC)...........    1,453,305
 1,000,000   Washington Public Power Supply
               System, Nuclear Project #2,
               Series C,
               7.63%, 7/1/10.....................    1,118,080
 1,000,000   Washington State GO, Series A,
               6.75%, 2/1/15.....................    1,146,110
                                                     5,280,705
             WYOMING-- 1.0%
 1,140,000   Wyoming Community Development
               Authority, Single Family Mortgage,
               Series A,
               7.88%, 6/1/18.....................    1,180,196
             TOTAL LONG-TERM INVESTMENTS
               (COST-- $107,046,798).............  111,321,913

SHORT-TERM INVESTMENTS-- 0.5%
             FLORIDA-- 0.5%
   565,000   Dade County, Florida, Water and
               Sewer Systems Revenue, VRDN,
               3.85%, 10/5/22....................      565,000
             WASHINGTON-- 0.0%
     5,000   Washington State Health Care
               Facilities, VRDN,
               4.00%, 10/1/05....................        5,000

             TOTAL SHORT-TERM
               INVESTMENTS (COST-- $570,000)...        570,000
             TOTAL INVESTMENTS
               (COST-- $107,616,798)......   98.7%  111,891,913
             OTHER ASSETS AND
               LIABILITIES-- NET..........    1.3%    1,437,886
             NET ASSETS...................  100.0% $113,329,799

                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

(a) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on those so identified.
(b) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Securities that may be resold to "qualified instituional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) At May 31, 1997, $300,000 principal amount of New York City, New York, GO, Fiscal 1992, Pre-refunded, Series A, 7.75%, 8/15/15 was pledged to cover margin requirements for open futures contracts.

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corporation
FGIC-- Financial Guaranty Insurance Company
GO-- General Obligation Bonds
MBIA-- Municipal Bond Investors Assurance Corp.
PSFG-- Permanent School Fund Guaranteed
VRDN-- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

FUTURES CONTRACTS-- SHORT POSITIONS

                              NUMBER                                                            INITIAL CONTRACT     UNREALIZED
EXPIRATION                    OF CONTRACTS                                                           AMOUNT         DEPRECIATION
JUNE 97                       17             U.S. TREASURY BOND INDEX                              $1,833,031         $(37,500)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  May 31, 1997

                                                                               (logo)               (logo)                (logo)
                                                                              HIGH GRADE       SHORT-INTERMEDIATE        TAX FREE
                                                                                 FUND                 FUND             INCOME FUND
ASSETS
  Investments at market value (identified cost-- $96,387,879, $44,806,201
    and $107,616,798, respectively).......................................   $100,590,593         $ 45,244,479         $111,891,913
  Cash....................................................................              0               66,326               4,334
  Receivable for investments sold.........................................              0                    0           2,466,140
  Interest receivable.....................................................      1,897,863      843,625........           1,892,703
  Receivable for Fund shares sold.........................................        107,105               35,048              22,000
  Prepaid expenses and other assets.......................................         26,968               30,724              58,554
      Total assets........................................................    102,622,529           46,220,202         116,335,644
LIABILITIES
  Payable for investments purchased.......................................              0            1,008,560           2,341,411
  Payable for Fund shares redeemed........................................        228,082               17,401             290,463
  Dividends payable.......................................................        140,678               44,499             244,167
  Distribution fee payable................................................         52,967               10,616              63,516
  Due to related parties..................................................         19,104                4,250              13,902
  Due to custodian bank...................................................         18,471                    0                   0
  Payable for daily variation margin on open futures contracts............              0                    0              12,219
  Accrued expenses and other liabilities..................................         34,005               28,275              40,167
      Total liabilities...................................................        493,307            1,113,601           3,005,845
NET ASSETS................................................................   $102,129,222         $ 45,106,601         $113,329,799
NET ASSETS REPRESENTED BY
  Paid-in capital.........................................................   $ 99,066,689         $ 45,350,089         $112,869,280
  Undistributed net investment income (accumulated distributions in excess
    of net investment income).............................................        124,532                    0            (244,167 )
  Accumulated net realized loss on investments and futures contracts......     (1,264,713)            (681,766)         (3,532,929 )
  Net unrealized appreciation on investments and futures contracts........      4,202,714              438,278           4,237,615
      Total net assets....................................................   $102,129,222         $ 45,106,601         $113,329,799
NET ASSETS CONSIST OF
  Class A.................................................................   $ 45,814,519         $  6,072,249         $72,629,064
  Class B.................................................................     31,874,058            6,741,653          28,821,838
  Class C.................................................................             --                   --          11,878,897
  Class Y.................................................................     24,440,645           32,292,699                  --
                                                                             $102,129,222         $ 45,106,601         $113,329,799
SHARES OUTSTANDING
  Class A.................................................................      4,207,467              601,763           7,424,946
  Class B.................................................................      2,927,195              667,292           2,974,366
  Class C.................................................................             --                   --           1,225,559
  Class Y.................................................................      2,244,589            3,197,322                  --
NET ASSET VALUE PER SHARE
  Class A.................................................................   $      10.89         $      10.09         $      9.78
  Class A-- Offering price (based on sales charge of 4.75%, 3.25% and
    4.75%, respectively)..................................................   $      11.43         $      10.43         $     10.27
  Class B.................................................................   $      10.89         $      10.10         $      9.69
  Class C.................................................................             --                   --         $      9.69
  Class Y.................................................................   $      10.89         $      10.10                  --

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                            STATEMENTS OF OPERATIONS
                           Period Ended May 31, 1997

                                                                        (logo)                (logo)                  (logo)
                                                                      HIGH GRADE         SHORT-INTERMEDIATE          TAX FREE
                                                                         FUND*                 FUND*               INCOME FUND**
INVESTMENT INCOME
  Interest.......................................................     $ 4,496,797            $2,373,153             $ 3,631,204
EXPENSES
  Management fee.................................................         399,929               248,564                 367,154
  Distribution Plan expenses.....................................         333,154                71,757                 307,124
  Transfer agent fees............................................          65,152                45,027                  99,665
  Registration and filing fees...................................          52,562                30,280                   6,147
  Custodian fees.................................................          49,228                48,597                  41,888
  Administrative services fees...................................          33,901                     0                  17,396
  Professional fees..............................................          22,955                22,587                  25,138
  Trustees' fees and expenses....................................           4,431                 7,083                   6,480
  Other..........................................................          57,713                23,623                  12,229
  Fee waivers by investment manager..............................         (64,199)              (60,003)                      0
    Total expenses...............................................         954,826               437,515                 883,221
  Less: Indirectly paid expenses.................................            (197)                 (639)                 (7,261)
    Net expenses.................................................         954,629               436,876                 875,960
  NET INVESTMENT INCOME..........................................       3,542,168             1,936,277               2,755,244
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS
  Net realized gain on:
    Investments..................................................         640,025                18,940               1,212,437
    Futures contracts............................................               0                     0                  50,174
  Net realized gain on investments and futures contracts.........         640,025                18,940               1,262,611
  Net change in unrealized appreciation (depreciation) on:
    Investments..................................................         982,691               139,624              (2,667,451)
    Futures contracts............................................               0                     0                 (37,500)
  Net change in unrealized appreciation (depreciation) on
    investments and futures contracts............................         982,691               139,624              (2,704,951)
  Net realized and unrealized gain (loss) on investments and
    futures contracts............................................       1,622,716               158,564              (1,442,340)
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........     $ 5,164,884            $2,094,841             $ 1,312,904

 * Nine months ended May 31, 1997. During the period, the Fund changed its fiscal year end from August 31 to May 31.
** Six months ended May 31, 1997. During the period, the Fund changed its fiscal year end from November 30 to May 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                            STATEMENTS OF OPERATIONS
                             Fiscal Year Ended 1996

                                                                         (logo)               (logo)                  (logo)
                                                                      HIGH GRADE         SHORT-INTERMEDIATE          TAX FREE
                                                                         FUND                   FUND                INCOME FUND
                                                                      YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                                    AUGUST 31, 1996       AUGUST 31, 1996        NOVEMBER 30, 1996
INVESTMENT INCOME
  Interest.......................................................     $ 6,526,273            $2,837,285             $ 8,727,446
EXPENSES
  Management fee.................................................         575,456               287,149                 844,486
  Distribution plan expenses.....................................         483,026                83,180                 709,281
  Custodian fees.................................................         100,816                55,841                  94,590
  Transfer agent fees............................................          76,905                55,501                 186,105
  Administrative services fees...................................          59,073                     0                  21,926
  Registration and filing fees...................................          49,627                67,347                  36,773
  Professional fees..............................................          25,849                27,986                  26,696
  Trustees' fees and expenses....................................           3,640                 8,457                   6,780
  Amortization of organization expenses..........................               0                 8,846                       0
  Other..........................................................          76,011                30,530                  18,810
  Fee waivers and/or expense reimbursement by investment
    manager......................................................        (228,548)             (140,581)                      0
    Total expenses...............................................       1,221,855               484,256               1,945,447
  Less: Expenses paid indirectly.................................               0                     0                 (12,939)
    Net expenses.................................................       1,221,855               484,256               1,932,508
  NET INVESTMENT INCOME..........................................       5,304,418             2,353,029               6,794,938
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments..................................................       1,622,360               161,202               2,300,652
    Futures contracts............................................               0                     0                (301,239)
  Net realized gain on investments and futures contracts.........       1,622,360               161,202               1,999,413
  Net change in unrealized appreciation (depreciation) on
    investments..................................................      (1,135,792)             (564,810)             (4,259,520)
  Net realized and unrealized gain (loss) on investments and
    futures contracts............................................         486,568              (403,608)             (2,260,107)
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........     $ 5,790,986            $1,949,421             $ 4,534,831

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                      STATEMENTS OF CHANGES IN NET ASSETS
                           Period Ended May 31, 1997

                                                                             (logo)               (logo)                (logo)
                                                                           HIGH GRADE       SHORT-INTERMEDIATE        TAX FREE
                                                                             FUND*                FUND*             INCOME FUND**
OPERATIONS
  Net investment income................................................   $  3,542,168         $  1,936,277         $  2,755,244
  Net realized gain on investments and futures contracts...............        640,025               18,940            1,262,611
  Net change in unrealized appreciation (depreciation) on investments
    and futures contracts..............................................        982,691              139,624           (2,704,951 )
    Net increase in net assets resulting from operations...............      5,164,884            2,094,841            1,312,904
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................................     (1,696,428)            (755,942)          (1,868,216 )
    Class B............................................................       (934,247)            (159,979)            (649,369 )
    Class C............................................................              0                    0             (262,024 )
    Class Y............................................................       (929,415)          (1,020,356)                   0
  In excess of net investment income:
    Class A............................................................              0                    0              (73,369 )
    Class B............................................................              0                    0              (25,502 )
    Class C............................................................              0                    0              (10,290 )
    Total distributions to shareholders................................     (3,560,090)          (1,936,277)          (2,888,770 )
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................................      9,286,983            9,393,392            1,652,335
  Proceeds from reinvestment of distributions..........................      2,003,093              973,716            1,527,184
  Payment for shares redeemed..........................................    (18,667,515)         (35,446,549)         (17,530,768 )
    Net decrease in net assets resulting from capital share
      transactions.....................................................     (7,377,439)         (25,079,441)         (14,351,249 )
      Total decrease in net assets.....................................     (5,772,645)         (24,920,877)         (15,927,115 )
NET ASSETS
  Beginning of period..................................................    107,901,867           70,027,478          129,256,914
  END OF PERIOD........................................................   $102,129,222         $ 45,106,601         $113,329,799
Undistributed net investment income (accumulated distributions in
  excess of net investment income).....................................   $    124,532         $          0         $   (244,167 )

 * Nine months ended May 31, 1997. During the period, the Fund changed its fiscal year end from August 31 to May 31.
** Six months ended May 31, 1997. During the period, the Fund changed its fiscal year end from November 30 to May 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                      STATEMENTS OF CHANGES IN NET ASSETS
                             Fiscal Year Ended 1996

                                                                            (logo)               (logo)              (logo)
                                                                         HIGH GRADE       SHORT-INTERMEDIATE        TAX FREE
                                                                            FUND                 FUND              INCOME FUND
                                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                                       AUGUST 31, 1996     AUGUST 31, 1996      NOVEMBER 30, 1996
OPERATIONS
  Net investment income.............................................    $   5,304,418        $  2,353,029         $   6,794,938
  Net realized gain on investments and futures contracts............        1,622,360             161,202             1,999,413
  Net change in unrealized depreciation on investments..............       (1,135,792)           (564,810)           (4,259,520)
    Net increase in net assets resulting from operations............        5,790,986           1,949,421             4,534,831
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.........................................................       (2,655,984)           (541,615)           (4,538,414)
    Class B.........................................................       (1,385,989)           (229,080)           (1,498,516)
    Class C.........................................................                0                   0              (758,007)
    Class Y.........................................................       (1,262,445)         (1,582,334)                    0
  In excess of net investment income:
    Class A.........................................................                0                   0               (31,491)
    Class B.........................................................                0                   0               (10,398)
    Class C.........................................................                0                   0                (5,260)
    Total distributions to shareholders.............................       (5,304,418)         (2,353,029)           (6,842,086)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.........................................       16,695,647          37,737,994             6,339,187
  Proceeds from shares issued in acquisition of Keystone Texas Tax
    Free Fund.......................................................                0                   0             5,119,680
  Proceeds from reinvestment of distributions.......................        3,093,850           1,651,747             3,629,202
  Payment for shares redeemed.......................................      (30,410,409)        (22,410,625)          (31,540,948)
    Net increase (decrease) in net assets resulting from capital
      share transactions............................................      (10,620,912)         16,979,116           (16,452,879)
      Total increase (decrease) in net assets.......................      (10,134,344)         16,575,508           (18,760,134)
NET ASSETS
  Beginning of year.................................................      118,036,211          53,451,970           148,017,048
  END OF YEAR.......................................................    $ 107,901,867        $ 70,027,478         $ 129,256,914
Undistributed net investment income (accumulated distributions in
  excess of net investment income)..................................    $     115,656        $          0         $    (245,552)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                      STATEMENTS OF CHANGES IN NET ASSETS
                             Fiscal Year Ended 1995

                                                                        (logo)                 (logo)                (logo)
                                                                      HIGH GRADE         SHORT-INTERMEDIATE        TAX FREE
                                                                         FUND                   FUND              INCOME FUND
                                                                      YEAR ENDED             YEAR ENDED           YEAR ENDED
                                                                    AUGUST 31, 1995       AUGUST 31, 1995      NOVEMBER 30, 1995
OPERATIONS
  Net investment income........................................      $   3,187,579          $  2,318,884         $   7,600,756
  Net realized gain (loss) on investments and futures
    contracts..................................................            437,882              (713,222)             (760,743)
  Net change in unrealized appreciation on investments.........          7,804,353               529,821            18,451,939
    Net increase in net assets resulting from operations.......         11,429,814             2,135,483            25,291,952
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A....................................................         (1,935,789)             (178,721)           (5,042,433)
    Class B....................................................           (936,437)              (96,022)           (1,531,824)
    Class C....................................................                  0                     0            (1,026,499)
    Class Y....................................................           (315,353)           (2,044,141)                    0
  In excess of net investment income:
    Class A....................................................                  0                     0               (70,626)
    Class B....................................................                  0                     0               (21,455)
    Class C....................................................                  0                     0               (14,377)
    Total distributions to shareholders........................         (3,187,579)           (2,318,884)           (7,707,214)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold....................................          3,098,389            25,128,726            11,472,775
  Proceeds from shares issued in acquisition of Evergreen
    National
    Tax-Free Fund..............................................         28,779,194                     0                     0
  Proceeds from reinvestment of distributions..................          1,826,205             1,923,116             4,018,869
  Payment for shares redeemed..................................        (18,339,492)          (26,833,640)          (32,840,818)
    Net increase (decrease) in net assets resulting from
      capital share transactions...............................         15,364,296               218,202           (17,349,174)
      Total increase in net assets.............................         23,606,531                34,801               235,564
NET ASSETS
  Beginning of year............................................         94,429,680            53,417,169           147,781,484
  END OF YEAR..................................................      $ 118,036,211          $ 53,451,970         $ 148,017,048
Undistributed net investment income (accumulated distributions
  in excess of net investment income)..........................      $      22,568          $          0         $    (288,160)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Evergreen Keystone National Tax Free Funds consist of Evergreen High Grade Tax Free Fund ("High Grade Fund"), Evergreen Short-Intermediate Municipal Fund ("Short-Intermediate Fund") and Keystone Tax Free Income Fund ("Tax Free Income Fund") (collectively, the "Funds"), all of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. High Grade Fund is a series of Evergreen Investment Trust and Short-Intermediate Fund is a series of Evergreen Municipal Trust.

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% for both the High Grade and Tax Free Income Funds and a maximum front-end sales charge of 3.25% for the Short-Intermediate Fund. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of sixty days or less are carried at amortized cost, which approximates market value.

B. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, Tax Free Income Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

E. DISTRIBUTIONS
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for market discount on securities.

F. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

G. ORGANIZATION EXPENSES
Organizational expenses of High Grade Fund were initially borne by a prior administrator. As a result of a change in the administration agreement, First Union purchased the remaining unreimbursed organizational expenses from the prior administrator. The High Grade Fund had agreed to reimburse such expenses during the five year period following its commencement of operations. Pursuant to these arrangements, as of May 31, 1997, the High Grade Fund has fully reimbursed First Union for such expenses.

2. CAPITAL SHARE TRANSACTIONS

The High Grade and Short-Intermediate Funds have an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. The Tax Free Income Fund has an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C or Class Y. Transactions in shares of the Funds were as follows:

HIGH GRADE FUND

                                                          NINE MONTHS
                                                             ENDED                    YEAR ENDED                  YEAR ENDED
                                                         MAY 31, 1997               AUGUST 31, 1996             AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS A
Shares sold.....................................      138,267   $  1,503,579      728,801   $  7,875,800       95,059   $  1,003,763
Shares issued in acquisition of Evergreen
  National Tax Free Fund........................            0              0            0              0      369,661      3,970,157
Shares issued in reinvestment of
  distributions.................................       91,672        998,917      144,023      1,571,241      109,500      1,150,986
Shares redeemed.................................    (737,802)    (8,010,676)  (1,652,697)   (17,891,048)    (967,409)   (10,152,313)
Net decrease....................................    (507,863)  $ (5,508,180)    (779,873)  $ (8,444,007)    (393,189)  $ (4,027,407)
CLASS B
Shares sold.....................................      418,834   $  4,553,869      420,508   $  4,595,803      112,511   $  1,186,133
Shares issued in acquisition of Evergreen
  National Tax Free Fund........................            0              0            0              0      243,174      2,611,688
Shares issued in reinvestment of
  distributions.................................       50,410        549,306       75,686        825,507       52,945        556,311
Shares redeemed.................................    (546,605)    (5,937,166)    (691,236)    (7,495,373)    (520,448)    (5,459,057)
Net decrease....................................     (77,361)  $   (833,991)    (195,042)  $ (2,074,063)    (111,818)  $ (1,104,925)
CLASS Y
Shares sold.....................................      296,083   $  3,229,535      387,417   $  4,224,044       85,773   $    908,493
Shares issued in acquisition of Evergreen
  National Tax Free Fund........................            0              0            0              0    2,066,792     22,197,349
Shares issued in reinvestment of
  distributions.................................       41,755        454,870       63,909        697,102       11,174        118,908
Shares redeemed.................................    (434,833)    (4,719,673)    (455,583)    (5,023,988)    (258,812)    (2,728,122)
Net increase (decrease).........................      (96,995)  $ (1,035,268)      (4,257)  $   (102,842)   1,904,927   $ 20,496,628

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SHORT-INTERMEDIATE FUND
                                                          NINE MONTHS
                                                             ENDED                    YEAR ENDED                  YEAR ENDED
                                                         MAY 31, 1997               AUGUST 31, 1996             AUGUST 31, 1995
                                                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold.....................................      182,673   $  1,860,992    2,806,176   $ 28,333,550    1,438,502   $ 14,469,110
Shares issued in reinvestment of
  distributions.................................       17,182        174,056       24,978        253,579       16,308        164,891
Shares redeemed.................................  (2,348,922)   (23,711,903)    (750,660)    (7,689,314)    (784,474)    (7,943,982)
Net increase (decrease).........................   (2,149,067)  $(21,676,855)   2,080,494   $ 20,897,815      670,336   $  6,690,019
CLASS B
Shares sold.....................................      144,261   $  1,461,443      291,382   $  2,967,713      673,520   $  6,777,013
Shares issued in reinvestment of
  distributions.................................       11,819        119,733       16,079        163,265        7,150         72,369
Shares redeemed.................................    (224,553)    (2,272,638)    (166,441)    (1,686,967)     (85,925)      (870,798)
Net increase (decrease).........................      (68,473)  $   (691,462)     141,020   $  1,444,011      594,745   $  5,978,584
CLASS Y
Shares sold.....................................      600,756   $  6,070,957      635,204   $  6,436,731      385,625   $  3,882,603
Shares issued in reinvestment of
  distributions.................................       67,156        679,927      121,645      1,234,903      167,271      1,685,856
Shares redeemed.................................    (934,601)    (9,462,008)  (1,283,965)   (13,034,344)  (1,791,852)   (18,018,860)
Net decrease....................................    (266,689)  $ (2,711,124)    (527,116)  $ (5,362,710)  (1,238,956)  $(12,450,401)

TAX FREE INCOME FUND

                                                       SIX MONTHS ENDED               YEAR ENDED                  YEAR ENDED
                                                         MAY 31, 1997              NOVEMBER 30, 1996           NOVEMBER 30, 1995
                                                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold.....................................       32,393   $    317,311      181,417   $  1,689,450      224,063   $  2,127,732
Share issued in acquisition of Keystone Texas
  Tax Free Fund.................................            0              0      131,228      1,269,729            0              0
Shares issued in reinvestment of
  distributions.................................    105,269      1,024,777      243,221      2,380,811      270,624      2,608,685
Shares redeemed................................. (1,038,464)   (10,140,338)  (1,600,793)   (15,690,464)  (1,843,241)   (17,659,525)
Net decrease....................................   (900,802)  $ (8,798,250)  (1,044,927)  $(10,350,474)  (1,348,554)  $(12,923,108)
CLASS B
Shares sold.....................................      136,707   $  1,324,403      332,958   $  3,194,770      647,077   $  6,139,897
Share issued in acquisition of Keystone Texas
  Tax Free Fund.................................            0              0      374,545      3,592,334            0              0
Shares issued in reinvestment of
  distributions.................................       35,437        341,830       80,112        776,860       82,512        790,394
Shares redeemed.................................    (568,355)    (5,489,766)    (773,268)    (7,498,073)    (625,195)    (5,968,412)
Net increase (decrease).........................     (396,211)  $ (3,823,533)      14,347   $     65,891      104,394   $    961,879
CLASS C
Shares sold.....................................        1,101   $     10,621      140,724   $  1,454,967      338,010   $  3,205,146
Share issued in acquisition of Keystone Texas
  Tax Free Fund.................................            0              0       26,855        257,617            0              0
Shares issued in reinvestment of
  distributions.................................       16,648        160,577       48,553        471,531       64,840        619,790
Shares redeemed.................................    (195,509)    (1,900,664)    (857,965)    (8,352,411)    (974,642)    (9,212,881)
Net decrease....................................    (177,760)  $ (1,729,466)    (641,833)  $ (6,168,296)    (571,792)  $ (5,387,945)

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the periods ended May 31, 1997:

                                                                             COST OF         PROCEEDS
                                                                            PURCHASES       FROM SALES
High Grade Fund*........................................................   $116,031,811    $122,344,118
Short-Intermediate Fund*................................................     21,730,862      46,574,525
Tax Free Income Fund**..................................................     64,224,477      78,272,042

         * For the nine months ended May 31, 1997
        ** For the six months ended May 31, 1997

On May 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                                       GROSS           GROSS            NET
                                                                        TAX          UNREALIZED      UNREALIZED      UNREALIZED
                                                                        COST        APPRECIATION    DEPRECIATION    APPRECIATION
High Grade Fund..................................................   $ 96,387,879     $4,291,252      $  (88,538)     $4,202,714
Short-Intermediate Fund..........................................     44,806,201        438,278               0         438,278
Tax Free Income Fund.............................................    107,616,798      4,709,914        (434,799)      4,275,115

As of May 31, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                          EXPIRATION
                                                 2002         2003        2004
High Grade Fund............................   $1,265,000          --          --
Short-Intermediate Fund....................           --    $249,000    $433,000
Tax Free Income Fund.......................    2,704,000      867,00          --

4. DISTRIBUTION PLANS

Since December 11, 1996, Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") has served as principal underwriter for the Tax Free Income Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the principal underwriter for the Tax Free Income Fund. EKD also serves as the principal underwriter for the High Grade and Short-Intermediate Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses." Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. The expenses are currently limited to 0.25% annually of the average daily net assets of the Class A shares of the High Grade and Tax Free Income Funds and limited to 0.10% annually of the average daily net assets of the Class A shares of the Short-Intermediate Fund. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares of the Tax Free Income Fund, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the period ended May 31, 1997, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                 CLASS A    CLASS B     CLASS C
High Grade Fund...............................   $92,644    $240,510        N/A
Short-Intermediate Fund.......................    19,181      52,576        N/A
Tax Free Income Fund..........................    90,496     154,261    $62,367

Each of the Distribution Plans for the Tax Free Income Fund may be terminated at any time by a vote of the Independent Trustees or by a vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

EKD and/or its predecessor has advised the Funds that it has retained front-end sales charges resulting from the sales of Class A shares for the High Grade, Short-Intermediate and Tax Free Income Funds during the period ended May 31, 1997 of $6,389, $3,820 and $9,477, respectively.

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union"), serves as the investment adviser to the High Grade Fund and is paid a fee computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. EKIS, a subsidiary of First Union, is the administrator. Prior to March 11, 1997, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, was the administrator. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS acquired Furman
Selz' mutual fund unit and accordingly BISYS became sub-administrator. The administrator and sub-administrator for the Fund are entitled to an annual fee based on the average daily net assets of all funds administered by EKIS for which First Union or its investment advisory subsidiaries is also the investment adviser. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the funds. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to
 .004% as net assets increase, to the average daily net asset value of the funds.

Evergreen Asset is the investment adviser for the Short-Intermediate Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% on the average daily net assets. Out of its fee, Evergreen Asset in turn pays EKIS for its services as administrator, BISYS for its services as sub-administrator and Lieber & Company, an affiliate of First Union, for its services as sub-adviser.

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, is the investment adviser for the Tax Free Income Fund. In return for providing investment management and administrative services to the Tax Free Income Fund, the Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of Tax Free Income Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund. Effective, January 1, 1997, BISYS became the sub-administrator to the Fund and is paid by Keystone.

During the period ended May 31, 1997, the investment adviser for the High Grade and Short-Intermediate Funds waived its management fees in the amounts of $64,199 and $60,003, respectively.

During the period ended May 31, 1997, High Grade Fund and Tax Free Income Fund paid or accrued $27,577 and $17,396 to EKIS, respectively, for certain accounting services.

Evergreen Keystone Service Company ("EKSC") (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds. Prior to May 5, 1997, State Street Bank and Trust Company ("State Street") served as the transfer and dividend disbursing agent for the High Grade and Short-Intermediate Funds. For certain accounts for the High Grade and Short-Intermediate Funds, First Union had been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled a fee which in aggregate totaled $866 and $288 for the High Grade and Short-Intermediate Funds for the period ended May 31, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds. As sub-administrator, BISYS compensates the officers of the Funds.

At May 31, 1997, FUNB owned, directly or beneficially, 22.0% of the outstanding shares of Short-Intermediate Fund.

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. EXPENSE OFFSET ARRANGEMENT
The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. ACQUISITIONS

On July 7, 1995 the High Grade Fund acquired the net assets of Evergreen National Tax Free Fund ("National Fund") and on April 30, 1996 the Tax Free Income Fund acquired the net assets of Keystone Texas Tax Free Fund ("Texas Fund") in exchange for Class A, B and C or Y shares. Both acquisitions were accomplished by a tax-free exchange of the respective shares of each respective Fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and aggregate net assets of each Fund immediately after the acquisition are as follows:

     ACQUIRING             ACQUIRED         VALUE OF NET         NUMBER OF        UNREALIZED         NET ASSETS
        FUND                 FUND          ASSETS ACQUIRED     SHARES ISSUED     APPRECIATION     AFTER ACQUISITION
High Grade Fund          National Fund       $28,779,195         2,679,627         $528,003         $ 128,792,690
Tax Free Income Fund     Texas Fund            5,119,680           532,628           81,550           140,303,798

8. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the High Grade and Short-Intermediate Funds may defer any or all compensation related to their performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of May 31, 1997, the value of the Trustees deferral account was $3,717 for the High Grade Fund and $4,985 for the Short-Intermediate Fund.

9. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the period ended May 31, 1997, the High Grade and Short-Intermediate Funds had no borrowings under this agreement.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
  Evergreen High Grade Tax Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen High Grade Tax Free Fund (the "Fund"), one of the Evergreen Investment Trust Portfolios, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period September 1, 1996 through May 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended, and indicated periods prior to, August 31, 1996 were audited by other independent accountants whose report dated October 16, 1996 expressed an unqualified opinion.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
July 8, 1997

                                EVERGREEN KEYSTONE
(logo)
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
  Evergreen Short-Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen Short-Intermediate Fund (the "Fund"), one of the Evergreen Municipal Trust Portfolios, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
July 8, 1997

                                EVERGREEN KEYSTONE
                                                                         (logo)
                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Keystone Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Tax Free Income Fund, including the schedule of investments, as of May 31, 1997, and the related statements of operations for the six months ended May 31, 1997 and the year ended November 30, 1996, the statements of changes in net assets for the six months ended May 31, 1997 and for each of the years in the two-year period ended November 30, 1996, and the financial highlights for the six months ended May 31, 1997, each of the years in the nine-year period ended November 30, 1996 and the period from February 13, 1987 (Commencement of Operations) to November 30, 1987 for Class A Shares and for the six months ended May 31, 1997, each of the years in the three-year period ended November 30, 1996 and the period from February 1, 1993 (Date of Initial Public Offering) to November 30, 1993, for Class B and Class C Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Tax Free Income Fund as of May 31, 1997, the results of its operations for the six months ended May 31, 1997 and the year ended November 30, 1996, the changes in its net assets and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

Boston, Massachusetts              KPMG Peat Marwick LLP
June 27, 1997

                                EVERGREEN KEYSTONE
(logo)
                       ADDITIONAL INFORMATION (Unaudited)

Shareholders of the Keystone Tax Free Income Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. To elect the following Trustees:

                                              AFFIRMATIVE    WITHHELD
Frederick Amling...........................    9,815,069      199,547
Laurence B. Ashkin.........................    9,812,403      202,213
Charles A. Austin III......................    9,813,238      207,378
Foster Bam.................................    9,812,719      201,897
George S. Bissell..........................    9,815,312      199,304
Edwin D. Campbell..........................    9,812,195      202,421
Charles F. Chapin..........................    9,814,500      200,116
K. Dun Gifford.............................    9,813,609      201,007
James S. Howell............................    9,811,512      203,104
Leroy Keith, Jr............................    9,813,609      201,007
F. Ray Keyser..............................    9,810,159      204,457
Gerald M. McDonnell........................    9,811,512      203,104
Thomas L. McVerry..........................    9,811,512      203,104
William Walt Pettit........................    9,810,932      203,684
David M. Richardson........................    9,813,609      201,007
Russell A. Salton, III M.D.................    9,811,487      203,129
Michael S. Scofield........................    9,813,283      201,333
Richard J. Shima...........................    9,808,652      205,964
Andrew J. Simons...........................    9,813,040      201,576

2. To approve an Investment Advisory and Management Agreement between Keystone Tax Free Income Fund and Keystone Investment Management Company:

   Affirmative.............................    9,365,556
   Against.................................      146,890
   Abstain.................................      502,170

                FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
   Of the dividends distributed by High Grade, Short-Intermediate and Tax Free Income Funds for the period ended May 31, 1997, 99.01%, 99.98% and 99.29%, respectively, is exempt from federal income tax other than alternative minimum tax.


Evergreen High Grade Tax Free Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
SCHEDULE OF INVESTMENTS (000's omitted)
May 31, 1997                                                                                           Evergreen High Grade
                                                                                                         Tax Free Bond Fund
                                                                                                         ------------------
                                                                                          Maturity                   Market
Long-Term Investments - 96.5%                                                   Coupon      Date      Principal      Value
                                                                                ----------------------------------------------------
Alaska - 0.8%
Valdez AK, Marine Terminal Revenue, Pipline Inc. Project, Series B               5.50%     10/1/28

Arizona - 1.7%
Maricopa Cnty. AZ, Creighton Elem. Sch. Dist. No. 14  Series C 1991 (FGIC)       6.50%      7/1/07      1,000        1,125
Salt River Project AZ,  Agricultural Improvement, Series C                       5.00%      1/1/13

California - 3.7%
California State Department Water Resources Central Valley Project               5.38%     12/1/27
East Bay California Municipal Utility Water Systems                              5.00%      6/1/26
Redevelopment Agcy. of the City of San Jose, Tax Allocation Bonds,
  Series 1993 (MBIA)                                                             6.00%      8/1/15      2,000        2,145
San Mateo Cnty. Joint Powers Fin. Auth. Lease RB, 1993 Refunding
  Series A, (MBIA)                                                               6.50%      7/1/16        500          561

Colorado - 3.0%
Arapahoe Cnty., Pub. Hwy. Auth. Cap. Imp. Trust Fund Hwy RB
  (E-470 Proj.) (MBIA)                                                           6.15%     8/31/26      1,000        1,054
Arapahoe Cnty., Pub. Hwy. Auth. Cap. Imp. Trust Fund Sr. Current
  Interest Bonds                                                                 7.00%     8/31/26      2,000        2,145
City & Cnty. of Denver GO Refunding Bonds, #1 School District,
  Series 1994 A, (MBIA)                                                          6.50%      6/1/10        500          560

Florida - 1.7%
Orange Cnty. FL, Hlth. Facs. Auth. Hosp. RB, Orlando Regional Healthcare
  Sys., Series 1996C, (MBIA)                                                     6.25%     10/1/16      1,000        1,090
St. Petersburg FL, Excise Tax Refunding                                          5.15%     10/1/13

Georgia - 4.3%
Atlanta GA, Metropolitan Rapid Transit Auth. Series A, (MBIA)                    5.50%      7/1/17      1,000          999
City of Atlanta Airport Facs. RRB, Series 1994 A, (AMBAC)                        6.50%      1/1/10        500          558
Municipal Elec. Auth. Georgia Spec. Oblig. Fifth Crossover
  Series, Project 1, (AMBAC)                                                     6.40%      1/1/13      1,000        1,102
Municipal Elec. Auth. Georgia Spec. Oblig. Fifth Crossover
  Series, Project 1, (MBIA)                                                      6.50%      1/1/17      2,400        2,695

Hawaii - 3.0%
Hawaii Arpt. Sys. RB, Second Series 1990, (FGIC)                                 7.50%      7/1/20      1,000        1,089
Hawaii State, GO Series CM, (FGIC)                                               6.00%     12/1/10      2,500        2,680

Idaho - 0.7%
Idaho Hsg. Agcy. Single Family Mortgage Bonds, 1994 Series C-1 Senior
  Bonds & Mezzanine Bonds                                                        6.30%      7/1/11        845          870

Illinois - 16.1%
City of Chicago GO, Current Interest Bonds, (Project Series 1995), (AMBAC)       6.13%      1/1/16      2,150        2,229
City of Chicago Water RRB, Series 1993, (FGIC)                                   6.50%     11/1/15      4,725        5,308
Cook Cnty. GO, Series B                                                          5.38%    11/15/18
Illinois Dev. Fin. Auth. Poll. Ctrl. RRB, Commonwealth Edison Co.
  Project Series 1991, (MBIA)                                                    7.25%      6/1/11      2,000        2,182
Illinois Dev. Fin. Auth. Poll. Ctrl. RRB, Commonwealth Edison Co. Project
  Series 1994D, (AMBAC)                                                          6.75%      3/1/15      3,000        3,293
Illinois Hlth. Facs. Auth. Hlth. Facs. RRB SSM Hlth. Care, Series
  1992 AA, (MBIA)                                                                6.50%      6/1/12      1,750        1,954
Illinois State Sales Tax Revenue                                                 5.50%     6/15/20
Metropolitan Pier + Expo Auth. IL,  McCormick Place Expn
  Project Series A (AMBAC)                                                       5.25%     6/15/27
Metropolitan Pier + Expo Auth. IL,  McCormick Place Expn
  Project,Series B, (MBIA)                                                       0.00%     6/15/13      5,625        2,259

Indiana - 2.9%
Indiana Muni. Pwr. Agcy., Pwr. Supply Sys. RRB, 1993 Series B, (MBIA)            6.00%      1/1/13      1,000        1,064
Indiana Trans. Fin. Auth. Hwy. RB, Series 1992A, (MBIA)                          6.80%     12/1/16        700          808
Marion Cnty. IN, Middle School First Mortgage Bonds, (MBIA)                      6.88%      7/5/11      1,500        1,729

Louisiana - 1.1%
Orleans Parish LA, School Board RB, (MBIA)                                       9.05%      2/1/10      1,000        1,339

Massachusetts - 2.0%
Massachusetts GO, Series A, (AMBAC)                                              6.50%     11/1/14      1,000        1,120
Massachusetts Hsg. Fin. Agcy. Hsg. Proj. RB, 1993 Series A, (AMBAC)              6.15%     10/1/15        500          508
Massachusetts State Water Resources Authority, Series B                          5.00%     12/1/25

Maryland - 2.0%
Maryland State & Local Facs. GO, First Series                                    5.00%      3/1/10      2,500        2,456

Maine - 0.9%
Maine Turnpike Authority RB, Series 1994, (MBIA)                                 7.13%      7/1/08      1,000        1,171

Michigan - 1.5%
Michigan State Hospital Finance Authority Revenue, Henry Ford
  Health, Series A                                                               5.25%    11/15/25
Michigan State Trunk Line, Series A                                              5.50%     10/1/21

Minnesota - 0.4%
Minnesota Hsg. Fin. Agcy. Single Family Mtge. Bonds, 1994 Series H               6.70%      1/1/18        490          514

Nevada- 0.8%
Clark County, School District Building and Renovation Series B                   5.25%     6/15/17

New Jersey - 0.8%
New Jersey State Transportation Trust Fund Authority,
  Transportation Systems, Series B                                               5.25%     6/15/16

New Mexico - 0.8%
City of Albuquerque, Arpt. RB, Series 1995 A, (AMBAC)                            6.35%      7/1/07        500          540
City of Albuquerque, Arpt. RB, Series 1995 B, (AMBAC)                            7.00%      7/1/16        500          501

                                                                                Blanchard Flexible          Pro Forma
                                                                                Tax Free Bond Fund           Combined
                                                                                ------------------          ---------
                                                                                              Market              Market
Long-Term Investments - 96.5                                                   Principal       Value   Principal   Value
                                                                            -----------------------------------------------
Alaska - 0.8%
Valdez AZ, Marine Terminal Revenue, Pipline Inc. Project, Series B              1,000          944      1,000          944
                                                                                                              -------------
Arizona - 1.7%
Maricopa Cnty. AZ, Creighton Elem. Sch. Dist. No. 14  Series C 1991 (FGIC)                              1,000        1,125
Salt River Project AZ,  Agricultural Improvement, Series C                      1,000          961      1,000          961
                                                                                                              -------------
                                                                                                                     2,086
                                                                                                              -------------
California - 3.7%
California State Department Water Resources Central Valley Project              1,000          964      1,000          964
East Bay California Municipal Utility Water Systems                             1,000          912      1,000          912
Redevelopment Agcy. of the City of San Jose, Tax Allocation Bonds,
  Series 1993 (MBIA)                                                                                    2,000        2,145
San Mateo Cnty. Joint Powers Fin. Auth. Lease RB, 1993 Refunding
  Series A, (MBIA)                                                                                        500          561
                                                                                                              -------------
                                                                                                                     4,582
                                                                                                              -------------
Colorado - 3.0%
Arapahoe Cnty., Pub. Hwy. Auth. Cap. Imp. Trust Fund Hwy RB
  (E-470 Proj.) (MBIA)                                                                                  1,000        1,054
Arapahoe Cnty., Pub. Hwy. Auth. Cap. Imp. Trust Fund Sr. Current
  Interest Bonds                                                                                        2,000        2,145
City & Cnty. of Denver GO Refunding Bonds, #1 School District,
  Series 1994 A, (MBIA)                                                                                   500          560
                                                                                                              -------------
                                                                                                                     3,759
                                                                                                              -------------
Florida - 1.7%
Orange Cnty. FL, Hlth. Facs. Auth. Hosp. RB, Orlando Regional Healthcare
  Sys., Series 1996C, (MBIA)                                                                            1,000        1,090
St. Petersburg FL, Excise Tax Refunding                                         1,000          970      1,000          970
                                                                                                              -------------
                                                                                                                     2,060
                                                                                                              -------------
Georgia - 4.3%
Atlanta GA, Metropolitan Rapid Transit Auth. Series A, (MBIA)                                           1,000          999
City of Atlanta Airport Facs. RRB, Series 1994 A, (AMBAC)                                                 500          558
Municipal Elec. Auth. Georgia Spec. Oblig. Fifth Crossover
  Series, Project 1, (AMBAC)                                                                            1,000        1,102
Municipal Elec. Auth. Georgia Spec. Oblig. Fifth Crossover
  Series, Project 1, (MBIA)                                                                             2,400        2,695
                                                                                                              -------------
                                                                                                                     5,354
                                                                                                              -------------
Hawaii - 3.0%
Hawaii Arpt. Sys. RB, Second Series 1990, (FGIC)                                                        1,000        1,089
Hawaii State, GO Series CM, (FGIC)                                                                      2,500        2,680
                                                                                                              -------------
                                                                                                                     3,769
                                                                                                              -------------
Idaho - 0.7%
Idaho Hsg. Agcy. Single Family Mortgage Bonds, 1994 Series C-1 Senior
  Bonds & Mezzanine Bonds                                                                                 845          870
                                                                                                              -------------
Illinois - 16.1%
City of Chicago GO, Current Interest Bonds, (Project Series 1995), (AMBAC)                              2,150        2,229
City of Chicago Water RRB, Series 1993, (FGIC)                                                          4,725        5,308
Cook Cnty. GO, Series B                                                         1,000          961      1,000          961
Illinois Dev. Fin. Auth. Poll. Ctrl. RRB, Commonwealth Edison Co.
  Project Series 1991, (MBIA)                                                                           2,000        2,182
Illinois Dev. Fin. Auth. Poll. Ctrl. RRB, Commonwealth Edison Co. Project
  Series 1994D, (AMBAC)                                                                                 3,000        3,293
Illinois Hlth. Facs. Auth. Hlth. Facs. RRB SSM Hlth. Care, Series
  1992 AA, (MBIA)                                                                                       1,750        1,954
Illinois State Sales Tax Revenue                                                1,000          963      1,000          963
Metropolitan Pier + Expo IL,  McCormick Place Expn Project Series A             1,000          938      1,000          938
Metropolitan Pier + Expo IL,  McCormick Place Expn Project,Series B, (MBIA)                             5,625        2,259
                                                                                                              -------------
                                                                                                                    20,087
                                                                                                              -------------
Indiana - 2.9%
Indiana Muni. Pwr. Agcy., Pwr. Supply Sys. RRB, 1993 Series B, (MBIA)                                   1,000        1,064
Indiana Trans. Fin. Auth. Hwy. RB, Series 1992A, (MBIA)                                                   700          808
Marion Cnty. IN, Middle School First Mortgage Bonds, (MBIA)                                             1,500        1,729
                                                                                                              -------------
                                                                                                                     3,601
                                                                                                              -------------
Louisiana - 1.1%
Orleans Parish LA, School Board RB, (MBIA)                                                              1,000        1,339
                                                                                                              -------------
Massachusetts - 2.0%
Massachusetts GO, Series A, (AMBAC)                                                                     1,000        1,120
Massachusetts Hsg. Fin. Agcy. Hsg. Proj. RB, 1993 Series A, (AMBAC)                                       500          508
Massachusetts State Water Resources Authority, Series B                         1,000          905      1,000          905
                                                                                                              -------------
                                                                                                                     2,533
                                                                                                              -------------
Maryland - 2.0%
Maryland State & Local Facs. GO, First Series                                                           2,500        2,456
                                                                                                              -------------
Maine - 0.9%
Maine Turnpike Authority RB, Series 1994, (MBIA)                                                        1,000        1,171
                                                                                                              -------------
Michigan - 1.5%
Michigan State Hospital Finance Authority Revenue, Henry Ford
  Health, Series A                                                              1,000          938      1,000          938
Michigan State Trunk Line, Series A                                             1,000          965      1,000          965
                                                                                                              -------------
                                                                                                                     1,903
                                                                                                              -------------
Minnesota - 0.4%
Minnesota Hsg. Fin. Agcy. Single Family Mtge. Bonds, 1994 Series H                                        490          514
                                                                                                              -------------
Nevada- 0.8%
Clark County, School District Building and Renovation Series B                  1,000          957      1,000          957
                                                                                                              -------------
New Jersey - 0.8%
New Jersey State Transportation Trust Fund Authority,
  Transportation Systems, Series B                                              1,000          966      1,000          966
                                                                                                              -------------
New Mexico - 0.8%
City of Albuquerque, Arpt. RB, Series 1995 A, (AMBAC)                                                     500          540
City of Albuquerque, Arpt. RB, Series 1995 B, (AMBAC)                                                     500          501
                                                                                                              -------------
                                                                                                                     1,041
                                                                                                              -------------

New York - 12.9%
Albany Cnty. Airport Auth. RB, (FSA)                                             5.25%     12/15/10        1,000              981
New York City Mun. Water Fin. Auth., Series B                                    5.50%      6/15/27
New York State Dormitory Authority Revenues,
  Montefiore Medical Center                                                      5.25%       2/1/15
New York State Medical Care Facilities, Hospital Insured
  Mortgage, Series A                                                             5.38%      2/15/25
New York State Hsg. Fin. Agcy. RB, Insured Multifamily Mortgage,
  Series 1994 B, (AMBAC)                                                         6.35%      8/15/23        1,500            1,539
New York State Local Government Assistance Corporation RB,
  Series B (Prerefuned @ $102)                                                   7.38%       4/1/01        2,590            2,895
New York State Local Government Assistance Corporation                           5.50%       4/1/21
Port Auth. of NY & NJ, Consolidated 97th Series, (FGIC)                          6.50%      7/15/19          500              530
Port Auth. of NY & NJ, Consolidated 104th Series                                 5.20%      7/15/21
Port Auth. of NY & NJ, Special Obligation, JFK International
  Airport Terminal 6, (MBIA)                                                     6.25%      12/1/10        5,000            5,454

North Dakota - 2.5%
Mercer Cnty. ND, Poll. Ctrl. RRB, Basin Elec. Pwr.
  Cooperative-Antelope Valley Unit 1 & Common Facs.,
    Second 1995 Series (AMBAC)                                                   6.05%       1/1/19        3,000            3,108

Ohio - 2.7%
City of Toledo Hsg. Imp. Bonds, Macy's Proj., Series 1995A, (MBIA)               6.35%      12/1/25        1,500            1,581
Kings Cnty. OH Board of Education Sch. Imp. Bonds, Unltd.
  Tax GO, Series 1995, (FGIC)                                                    7.50%      12/1/16        1,000            1,254
Ohio Hsg. Fin. Agcy. Residential Mtge. RB 1995 Series A-2,                       6.63%       3/1/26          475              490

South Carolina - 2.8%
South Carolina Port Auth. RB, Series 1991, (AMBAC)                               6.63%       7/1/11        3,250            3,468

South Dakota - 3.5%
South Dakota Hlth. & Edl. Facs. Auth. RRB, St. Lukes
  Midland Regional Medical Center, Series 1991, (MBIA)                           6.63%       7/1/11        4,000            4,304

Tennessee - 2.6%
City of Bristol, Hlth & Edl. Facs. Hosp. RRB (Bristol Mem. Hosp.)
  Series 1993, (FGIC)                                                            6.75%       9/1/07        1,200            1,367
Cnty. of Knox TN, Hlth., Edl. & Hsg. Hosp. RRB, Fort Sanders
  Alliance Obligated Group, Series 1993, (MBIA)                                  6.25%       1/1/13        1,700            1,843

Texas - 4.3%
City of Austin TX, Airport Sys. Prior Lien RB, Series 1995 A, (MBIA)             6.13%     11/15/25        1,500            1,533
City of Houston Water Conveyance Sys. Contract COP, Series 1993H, (AMBAC)        7.50%     12/15/14        1,000            1,221
Harris Cnty. TX, Toll Road RB, (Prefunded @ $53.836), (AMBAC)                    0.00%      8/15/09        6,000            1,700
San Antonio TX, Electric & Gas Revenue, Series A                                 5.00%       2/1/14

Utah - 3.7%
Intermountain Power Agency Utah Power Supply Revenue                             5.50%       7/1/20
Iron Cnty. UT, Board of Ed. Sch. Bldg. Bonds, Series 1994, (MBIA)                6.40%      1/15/12        2,500            2,675
Salt Lake City, Salt Lake Cnty. Arpt, RB Series 1993A, (FGIC)                    6.00%      12/1/12        1,000            1,031

Virginia - 1.8%
Hanover VA, IDA Hosp. RB, Mem. Regional Med. Center Proj.
  Series 1995, (MBIA)                                                            6.38%      8/15/18        2,000            2,196

Washington - 2.9%
Port of Seattle WA Revenue, Series A                                             5.50%      10/1/22
Tacoma WA, Electric Sys. RRB, Series 1994, (FGIC)                                6.25%       1/1/15        2,500            2,620

West Virginia - 0.4%
West Virginia Hsg. Dev. Fund Hsg. Fin. Series A                                  6.05%       5/1/27          500              502

Wisconsin - 6.7%
Superior WI, RRB, Midwest Energy Res. Co. Project,
  Series E-1991, (FGIC)                                                          6.90%       8/1/21        4,500            5,276
Wisconsin Hlth. & Edl. Facs. Auth. RB, Wausau Hosps., Inc.
  Project Series 1991B, (AMBAC)                                                  6.63%      8/15/11        2,000            2,143
Wisconsin State Transportation Revenue, Series B                                 5.50%      7/1/22

Puetro Rico - 1.7%
Commonwealth of Puerto Rico, Elec. Pwr. Auth. RB Series B, (MBIA)                6.25%       7/1/10        1,000            1,101
Commonwealth of Puerto Rico, Elec. Pwr. Auth. RRB Series Y, (MBIA)               6.50%       7/1/06          500              558
Commonwealth of Puerto Rico, Hsg. Bank & Fin. Agcy. RB,
  (Collateralized by GNMA, FNMA & FHLMC Certificates)                            6.10%      10/1/15          500              506

                                                                                                                    --------------
Total Long Term Investments - (cost $115,526)                                                                              99,524
                                                                                                                    --------------

Short Term Investments - 0.7%
Phenix Cnty. AL, RB, Mead Coated Board, Project B, VRDN                          4.15%      10/1/25          100              100
Kansas City Kansas Industrial Revenue, PQ Corportation Project, VRDN             4.10%      8/15/01          800              800
                                                                                                                    --------------
Total Short Term Investments - (cost $900)                                                                                    900
                                                                                                                    --------------

Mutual Fund Shares - 0.7%                                                                              Shares
                                                                                                       ------
Federated Tax Free Obligations Fund                                                                          167              167
Dreyfus Tax Exempt Cash Management
                                                                                                                    --------------
Total Mutual Fund Shares - (cost $902)                                                                                        167
                                                                                                                    --------------

Total Investments - (cost $117,328)                                              98.0%                                    100,591
Other Assets and Liabilities (net)                                                2.0                                       1,538
                                                                           ----------                               --------------
Total Net Assets                                                                100.0%                                   $102,129
                                                                           ==========                               ==============


New York - 12.9%
Albany Cnty. Airport Auth. RB, (FSA)                                                                          1,000          981
New York City Mun. Water Fin. Auth., Series B                                   1,000            971          1,000          971
New York State Dormitory Authority Revenues,
  Montefiore Medical Center                                                     1,000            963          1,000          963
New York State Medical Care Facilities, Hospital Insured
  Mortgage, Series A                                                            1,000            956          1,000          956
New York State Hsg. Fin. Agcy. RB, Insured Multifamily Mortgage,
  Series 1994 B, (AMBAC)                                                                                      1,500        1,539
New York State Local Government Assistance Corporation RB,
  Series B (Prerefuned @ $102)                                                                                2,590        2,895
New York State Local Government Assistance Corporation                          1,000            965          1,000          965
Port Auth. of NY & NJ, Consolidated 97th Series, (FGIC)                                                         500          530
Port Auth. of NY & NJ, Consolidated 104th Series                                1,000            950          1,000          950
Port Auth. of NY & NJ, Special Obligation, JFK International
  Airport Terminal 6, (MBIA)                                                                                  5,000        5,454
                                                                                                                    ------------
                                                                                                                          16,204
                                                                                                                    ------------

North Dakota - 2.5%
Mercer Cnty. ND, Poll. Ctrl. RRB, Basin Elec. Pwr.
  Cooperative-Antelope Valley Unit 1 & Common Facs.,
    Second 1995 Ser, (AMBAC)                                                                                  3,000        3,108
                                                                                                                    ------------

Ohio - 2.7%
City of Toledo Hsg. Imp. Bonds, Macy's Proj., Series 1995A, (MBIA)                                            1,500        1,581
Kings Cnty. OH Board of Education Sch. Imp. Bonds, Unltd.
  Tax GO, Series 1995, (FGIC)                                                                                 1,000        1,254
Ohio Hsg. Fin. Agcy. Residential Mtge. RB 1995 Series A-2,                                                      475          490
                                                                                                                    ------------
                                                                                                                           3,325
                                                                                                                    ------------
South Carolina - 2.8%
South Carolina Port Auth. RB, Series 1991, (AMBAC)                                                            3,250        3,468
                                                                                                                    ------------
South Dakota - 3.5%
South Dakota Hlth. & Edl. Facs. Auth. RRB, St. Lukes
  Midland Regional Medical Center, Series 1991, (MBIA)                                                        4,000        4,304
                                                                                                                    ------------
Tennessee - 2.6%
City of Bristol, Hlth & Edl. Facs. Hosp. RRB (Bristol Mem. Hosp.)
  Series 1993, (FGIC)                                                                                         1,200        1,367
Cnty. of Knox TN, Hlth., Edl. & Hsg. Hosp. RRB, Fort Sanders
  Alliance Obligated Group, Series 1993, (MBIA)                                                               1,700        1,843
                                                                                                                    ------------
                                                                                                                           3,210
                                                                                                                    ------------
Texas - 4.3%
City of Austin TX, Airport Sys. Prior Lien RB, Series 1995 A, (MBIA)                                          1,500        1,533
City of Houston Water Conveyance Sys. Contract COP, Series 1993H, (AMBAC                                      1,000        1,221
Harris Cnty. TX, Toll Road RB, (Prefunded @ $53.836), (AMBAC)                                                 6,000        1,700
San Antonio TX, Electric & Gas Revenue, Series A                                1,000            944          1,000          944
                                                                                                                    ------------
                                                                                                                           5,398
                                                                                                                    ------------
Utah - 3.7%
Intermountain Power Agency Utah Power Supply Revenue                            1,000            953          1,000          953
Iron Cnty. UT, Board of Ed. Sch. Bldg. Bonds, Series 1994, (MBIA)                                             2,500        2,675
Salt Lake City, Salt Lake Cnty. Arpt, RB Series 1993A, (FGIC)                                                 1,000        1,031
                                                                                                                    ------------
                                                                                                                           4,659
                                                                                                                    ------------
Virginia - 1.8%
Hanover VA, IDA Hosp. RB, Mem. Regional Med. Center Proj.
  Series 1995, (MBIA)                                                                                         2,000        2,196
                                                                                                                    ------------

Washington - 2.9%
Port of Seattle WA Revenue, Series A                                            1,000            975          1,000          975
Tacoma WA, Electric Sys. RRB, Series 1994, (FGIC)                                                             2,500        2,620
                                                                                                                    ------------
                                                                                                                           3,595
                                                                                                                    ------------
West Virginia - 0.4%
West Virginia Hsg. Dev. Fund Hsg. Fin. Series A                                                                 500          502
                                                                                                                    ------------

Wisconsin - 6.7%
Superior WI, RRB, Midwest Energy Res. Co. Project,
  Series E-1991, (FGIC)                                                                                       4,500        5,276
Wisconsin Hlth. & Edl. Facs. Auth. RB, Wausau Hosps., Inc.
  Project Series 1991B, (AMBAC)                                                                               2,000        2,143
Wisconsin State Transportation Revenue, Series B                                1,000            973          1,000          973
                                                                                                                    ------------
                                                                                                                           8,392
                                                                                                                    ------------
Puetro Rico - 1.7%
Commonwealth of Puerto Rico, Elec. Pwr. Auth. RB Series B, (MBIA)                                             1,000        1,101
Commonwealth of Puerto Rico, Elec. Pwr. Auth. RRB Series Y, (MBIA)                                              500          558
Commonwealth of Puerto Rico, Hsg. Bank & Fin. Agcy. RB,
  (Collateralized by GNMA, FNMA & FHLMC Certificates)                                                           500          506
                                                                                                                    ------------
                                                                                                                           2,165
                                                                                         ------------               ------------
Total Long Term Investments - (cost $115,526)                                                 20,994                     120,518
                                                                                         ------------               ------------

Short Term Investments - 0.7%
Phenix Cnty. AL, RB, Mead Coated Board, Project B, VRDN                                                         100          100
Kansas City Kansas Industrial Revenue, PQ Corportation Project, VRDN                                            800          800
                                                                                                                    ------------
Total Short Term Investments - (cost $900)                                                                                   900
                                                                                                                    ------------

Mutual Fund Shares - 0.7%                                                   Shares                           Shares
                                                                            ------                      -----------
Federated Tax Free Obligations Fund                                                                             167          167
Dreyfus Tax Exempt Cash Management                                                735            735            735          735
                                                                                         ------------               ------------
Total Mutual Fund Shares - (cost $902)                                                           735                         902
                                                                                         ------------               ------------

Total Investments - (cost $117,328)                                                           21,729                     122,320
Other Assets and Liabilities (net)                                                               260                       1,798
                                                                                         ------------               ------------
Total Net Assets                                                                             $21,989                    $124,118
                                                                                        ============                ============





Summary of Abbreviations
AMBAC - American Municipal Bond Assurance Corp.
COP - Certificate of Participation
FGIC - Financial Guaranty Insurance Corp.
FHLMC- Federal Home Mortgage Corp.
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance Corp.
GNMA - Government National Mortgage Association
GO - General Obligation Bonds
IDA - Industrial Development Authority

MBIA - Municipal Bond Investors Assurance Corp.
RB - Revenue Bond
RRB - Revenue Refunding Bond
VRDN - Variable Rate Demand Notes are payable on demand at par on no more than seven calendar day's notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending on the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

See Notes to Pro Forma Combining Financial Statements.

Evergreen High Grade Tax Free Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities (000's)
May 31, 1997


                                                              Evergreen              Blanchard
                                                            High Grade Tax       Flexible Tax-Free                   Pro Forma
                                                              Free Fund              Bond Fund       Adjustments      Combined
                                                          ------------------------------------------------------  --------------
Assets
Investments at value (cost $117,327)                             $100,591               $21,729                        $122,320
Cash                                                                    0                     3                               3
Interest receivable                                                 1,898                   370                           2,268
Receivable for Fund shares sold                                       107                    30                             137
Prepaid expenses and other assets                                      27                    24                              51
                                                          ----------------------------------------------------------------------
Total Assets                                                      102,623                22,156                         124,779

Liabilities
Dividends payable                                                     141                   109                             250
Payable for Fund shares redeemed                                      228                    14                             242
Due to related parties                                                 19                    18                              37
Distribution fee payable                                               53                     0                              53
Due to custodian                                                       18                     0                              18
Accrued expenses and other liabilities                                 34                    26                              60
                                                          ----------------------------------------------------------------------
Total Liabilities                                                     493                   167                             660

Net Assets                                                       $102,130               $21,989                        $124,119
                                                          ======================================================================


Net assets are comprised of:
Paid-in capital                                                   $99,067               $21,732                        $120,799
Undistributed net investment income (accumulated
     distributions in excess of investment income)                    125                   (21)                            104
Accumulated net realized loss on investments                       (1,265)                 (512)                         (1,777)
Net unrealized appreciation on investments                          4,203                   790                           4,993
                                                          ----------------------------------------------------------------------
Net Assets                                                       $102,130               $21,989                        $124,119
                                                          ======================================================================

Class A Shares
Net Assets                                                        $45,815               $21,989                         $67,804
Shares of Beneficial Interest Outstanding                           4,207                 4,075         (2,054)(a)        6,228
Net Asset Value                                                    $10.89                 $5.40                          $10.89
Maximum Offering Price (4.75%)                                     $11.43                                                $11.43

Class B Shares
Net Assets                                                        $31,874                                               $31,874
Shares of Beneficial Interest Outstanding                           2,927                                                 2,927
Net Asset Value                                                    $10.89                                                $10.89

Class Y Shares
Net Assets                                                        $24,441                                               $24,441
Shares of Beneficial Interest Outstanding                           2,245                                                 2,245
Net Asset Value                                                    $10.89                                                $10.89


a Reflects impact of converting shares of the target fund into the survivor fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen High Grade Tax Free Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Operations (000's)
Year ended May 31, 1997


                                                               Evergreen          Blanchard
                                                            High Grade Tax    Flexible Tax-Free                     Pro Forma
                                                               Free Fund          Bond Fund       Adjustments        Combined
                                                          -------------------------------------------------------  -----------
Investment Income
Interest income                                                     $6,010               $1,250                         $7,260

Expenses
Advisory fee                                                           533                  168          (57)a             644
Distribution fee                                                       445                   56                            501
Administrative services fees                                            47                   43          (33)b              57
Transfer agent fee                                                      79                   36          (16)c              99
Custodian fee                                                           86                   68          (50)b             104
Reports and notices to shareholders                                     46                   25          (16)c              55
Registration and filing fees                                            67                   14          (14)c              67
Professional fees                                                       28                   28          (28)c              28
Trustees' fees and expenses                                              5                    3           (2)b               6
Other                                                                   26                   24          (18)b              32
                                                          ---------------------------------------------------------------------
Total Expenses                                                       1,362                  465         (234)            1,593
Less:  Fee waivers and/or reimbursements                              (116)                (240)         236(d)           (120)
                                                          ---------------------------------------------------------------------
Net expenses                                                         1,246                  225            2             1,473
                                                          ---------------------------------------------------------------------

Net investment income                                                4,764                1,025           (2)            5,787

Net realized and unrealized gain on investments:
Net realized gain on investments                                     1,145                  198                          1,343
Net change in unrealized appreciation
  (depreciation) on investments                                        438                  700                          1,138
                                                          ---------------------------------------------------------------------
Net realized and unrealized gain on investments                      1,583                  898                          2,481

Net increase in net assets resulting from operations                $6,347               $1,923           (2)           $8,268
                                                          =====================================================================

a Reflects a decrease based on the surviving fund's fee schedule.
b Reflects an increase (decrease) based on the combined assets of the funds. c Reflects expected cost saving from combining the two funds.
d Reflects a decrease in fee waivers due to cost savings associated with the merger.


See Notes to Pro Forma Combining Financial Statements.

Evergreen High Grade Tax Free Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
May 31, 1997

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements") reflect the accounts of Evergreen High Grade Tax Free Fund ("Evergreen") and Blanchard Flexible Tax-Free Bond Fund ("Blanchard") at May 31, 1997 and for the year then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Blanchard. The Reorganization provides for the acquisition of all assets and liabilities of Blanchard by Evergreen, in exchange for Class A shares of Evergreen. Thereafter, there will be a distribution of Class A shares of Evergreen to shareholders of Blanchard in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Blanchard will become the owners of that number of full and fractional Class A shares of Evergreen having an aggregate net asset value equal to the aggregate net asset value of their shares of Blanchard as of the close of business immediately prior to the date that Blanchard assets are exchanged for Class A shares of Evergreen. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investments practices of Evergreen.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the year ended May 31, 1997 and is designed to permit shareholders of the combining mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Blanchard in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A shares of Evergreen which would have been issued at May 31, 1997 in connection with the proposed Reorganization. Shareholders of Blanchard would receive Class A shares of Evergreen based on a conversion ratio determined on May 31, 1997. The conversion ratio is calculated by dividing the net asset value of Blanchard by the net asset value per share of the Class A shares of Evergreen.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of the Funds' gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The investment advisory and distribution fees have been charged to the combined Fund based on the fee schedule in effect for Evergreen at the combined level of average net assets for the year ended May 31 , 1997.

                            EVERGREEN MUNICIPAL TRUST


                                     PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to Evergreen Municipal Trust's
Registration Statement on Form N-1A filed on October 8, 1997 -
Registration No. 333-36033 ("Form N-1A Registration Statement").

2. Bylaws. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Municipal Trust Articles II., III.(6)(c), IV.(3), IV.(8), V., VI., VII. and VIII.
and By-Laws Articles II., III and VIII.

6(a).           Form of Investment Advisory Agreement between the
Capital Management Group of First Union National Bank and
Evergreen Municipal Trust.  Incorporated by reference to Pre-
Effective Amendment No. 2 to the Form N-1A Registration
Statement.

6(b).           Form of Interim Management Contract.  Exhibit B to
Prospectus contained in Part A of this Registration Statement.

6(c).           Form of Interim Sub-Advisory Agreement.  Exhibit C to
Prospectus contained in Part A of this Registration Statement.

7(a).           Principal Underwriting Agreement between Evergreen
Distributor, Inc. and Evergreen Municipal Trust. Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-1A
Registration Statement.

7(b). Form of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-1A Registration Statement.

8. Deferred Compensation Plan. Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-1A Registration
Statement.

9. Custody Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-1A Registration
Statement.

10(a).          Rule 12b-1 Distribution Plan.  Incorporated by reference
to Pre-Effective Amendment No. 2 to the Form N-1A Registration
Statement.

10(b).          Multiple Class Plan.  Incorporated by reference to Pre-
Effective Amendment No. 2 to the Form N-1A Registration
Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.

14(a). Consent of Price Waterhouse LLP. Filed herewith.


14(b). Consent of Deloitte & Touche LLP. Filed herewith.


15. Not applicable.


16. Powers of Attorney. Previously filed.

      17.                  Form of Proxy Card.  Filed herewith.



Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Post- Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Columbus and State of Ohio, on the 5th day of January, 1998.

                               EVERGREEN  MUNICIPAL

                               TRUST


                               By:      /s/  William J. Tomko
                                        -----------------------
                                        Name:   William J. Tomko

                                        Title: President


         As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 5th day of January, 1998.


Signatures                                                    Title
----------                                                    -----


/s/William J.  Tomko                                          President and
------------------                                            Treasurer
 William J.  Tomko


/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                INDEX TO EXHIBITS

N-14
EXHIBIT NO.

11                Opinion and Consent of Sullivan & Worcester LLP
12                Tax Opinion and Consent of Sullivan & Worcester LLP
14(a)             Consent of Price Waterhouse LLP
14(b)             Consent of Deloitte & Touche LLP
17                Form of Proxy
--------------------